                                   VAN KAMPEN
                              AMERICAN VALUE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                         VAN KAMPEN AMERICAN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    9
Statement of Operations.........................   10
Statement of Changes in Net Assets..............   11
Financial Highlights ...........................   12
Notes to Financial Statements...................   14
Additional Information..........................   17

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                         VAN KAMPEN AMERICAN VALUE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                  31.2%
Computers              15.6%
Technology              8.9%
Capital Goods           7.1%
Communications          7.0%
Industrial              6.0%
Consumer-Retail         5.1%
Energy                  4.8%
Banking                 4.4%
Health Care             4.4%
Consumer-Durables       3.8%
Short-Term Investment   1.7%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                        CLASS A       CLASS B      CLASS C          RUSSELL 2500
                                                         SHARES       SHARES        SHARES       SMALL COMPANY INDEX
                                                        --------      -------      --------      -------------------
Six Months
  With Sales Charge*..............................         0.65%       1.42%          5.35%                    N/A
  Without Sales Charge***.........................         6.80%       6.39%          6.34%                 11.96%
One Year
  With Sales Charge*..............................        18.46%      19.71%         23.70%                    N/A
  Without Sales Charge***.........................        25.68%      24.71%         24.70%                 24.14%
Average Annual Five Year
  With Sales Charge*..............................        20.95%         N/A         21.45%                    N/A
  Without Sales Charge***.........................        22.38%         N/A         21.45%                 19.43%
Average Annual Since Inception
  With Sales Charge*..............................        16.98%      20.55%         17.18%                    N/A
  Without Sales Charge***.........................        18.10%      20.73%         17.18%                 15.22%
Commencement Date.................................      10/18/93      8/1/95       10/18/93                    N/A

The Russell 2500 Small Company Index is an unmanaged index of common stocks.
  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                  PERCENT OF
SECURITY                              SECTOR      NET ASSETS
--------                          --------------  ----------
Digital Microwave Corp.           Communications     2.4%
Adelphia Business Solutions,
 Inc.                             Communications     1.9%
Bally Total Fitness Holdings Co.  Entertainment      1.9%
SanDisk Corp.                       Computers        1.6%
Unify Corp.                         Computers        1.6%

TOP FIVE SECTORS
                                                    PERCENT OF
SECTOR                                  VALUE       NET ASSETS
------                               ------------   ----------
Computers                            $157,458,394     15.6%
Technology                             89,468,379      8.9%
Capital Goods                          71,810,200      7.1%
Communications                         70,368,425      7.0%
Industrial                             60,217,887      6.0%

(1) excludes Short-Term Investment
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                         VAN KAMPEN AMERICAN VALUE FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE MANAGERS INCLUDE WILLIAM B. GERLACH, CHRIS LEAVY, AND GARY
G. SCHLARBAUM, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. GERLACH HAS MANAGED THE FUND SINCE 1996, WHILE MR. SCHLARBAUM AND MR. LEAVY JOINED THE FUND AS COMANAGERS IN 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD ENDED DECEMBER 31, 1999.

Q. WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

A. The Dow Jones Industrial Average--perhaps the most widely recognized stock market index--endured a difficult third quarter of 1999, losing more than 6 percent of its value. But the Dow recovered dramatically in the fourth quarter, rising more than 11 percent to a record high on December 31. Other stock market indices, such as NASDAQ, fared even better. For value-oriented portfolios such as the American Value Fund, the reporting period was challenging because investors continued to prefer growth stocks to value. This preference is reflected in the differences between the returns of the Russell 2500 Growth and the Russell 2500 Value indices: 34.53 percent versus -4.91 percent, for the six months ended December 31.

Q. HOW DID MARKET CONDITIONS AFFECT HOW YOU MANAGED THE FUND, AND WHAT IMPACT DID YOUR MANAGEMENT HAVE ON PERFORMANCE?

A. Market conditions typically have a secondary impact on our management, because we consistently use a "bottom up" stock selection strategy. In other words, we choose stocks by analyzing individual companies, not by assessing broad market conditions. The Fund's performance is based largely on how the stocks in the portfolio perform overall. During the reporting period, the Fund's return lagged that of our benchmark, the Russell 2500 Small Company Index, primarily because a number of stocks that we selected for the Fund--and, in many cases, continue to own--were not rewarded by the market.

Q. WHICH STOCKS MOST HELPED THE FUND'S PERFORMANCE?

A. The big story during the reporting period was the outstanding performance of many technology-related stocks. As a result, most of the top contributors to the Fund's performance were stocks in this area. In particular, we looked for ways to benefit from the Internet's remarkable growth while seeking to moderate the risk associated with investing in this volatile sector. When possible, we sought to invest INDIRECTLY in the Internet--in other words, looking for companies that supply the products and services fueling on-line growth.

In terms of its contribution to the Fund's performance, our most successful investment during the reporting period was Unify Corporation, a company that helps businesses develop electronic-commerce systems. The Fund also benefited from our holdings in SanDisk, a maker of computer-memory storage devices; Pinnacle Systems, which develops computer-based video editing tools; and Entrust Technologies, a developer of software that enhances security over computer networks.

Companies specializing in communications services also performed very well. Some of these stocks that boosted Fund performance during the reporting period were Digital Microwave, Titan, and Adelphia Business Solutions. Not all stocks in the portfolio performed as favorably, and there is no guarantee these stocks will continue to do so in the future.

Q. DID ANY OF YOUR INVESTMENTS DISAPPOINT YOU?

A. The stock that most hurt performance was Sunglass Hut International, the world's largest specialty retailer of sunglasses. Sunglass Hut, the Fund's second-largest holding during much of the reporting period, lost nearly 40 percent of its value in the third quarter of 1999. During the fourth quarter it recovered modestly but still finished the reporting period down 35 percent for the six months.

Another significant disappointment was Quanta Services, which provides services for electric utilities and telecommunications operators. As with Sunglass Hut, the stock endured a very difficult third quarter but regained some of its losses in the final three months of the year.

-----------------------
           4

                         VAN KAMPEN AMERICAN VALUE FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Other stocks whose performance detracted from the Fund's return included Tower Automotive, which designs and manufactures automotive components; BEA Systems, a provider of computer-networking software products; and VeriSign, a company that verifies the legitimacy of on-line transactions and communications.

Q. HOW DID THE FUND PERFORM DURING THE LAST HALF OF 1999?

A. In general, stock selection had a negative impact on the Fund's performance during the reporting period, as some of the Fund's largest holdings experienced stock-price declines in the second half of 1999. For the six-month period ended December 31, 1999, the Fund's total return was 6.80 percent (Class A shares at net asset value). By comparison, the Russell 2500 Small Company Index, an unmanaged index of common stocks, returned 11.96 percent. Keep in mind that this index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Because of dramatic market gains in recent years, stock valuations are at unprecedented levels. As the valuations of growth stocks continue to increase relative to those of value stocks, we are hopeful that an eventual return to historical norms may occur and that value investments may begin to catch up to growth--although when this might happen in this growth-driven market is uncertain. In the meantime, we will continue to focus on our "bottom up" stock-selection process, seeking to identify undervalued stocks that meet the Fund's investment criteria.

                                                              ------------------

                         VAN KAMPEN AMERICAN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                             SHARES             VALUE
---------------------------------------------------------------------

COMMON STOCKS (98.7%)
  AEROSPACE (1.4%)
    (a)Alliant TechSystems, Inc.....         29,800    $    1,856,913
    (a)Litton Industries, Inc.......         62,500         3,117,187
    (a)Titan Corp...................        202,000         9,519,250
                                                       --------------
                                                           14,493,350
                                                       --------------
  BANKING (4.4%)
    Bank United Corp. 'A'...........        213,100         5,806,975
    Comerica, Inc...................         93,900         4,383,956
    Hibernia Corp. 'A'..............        506,100         5,377,312
    Hudson United Bancorp...........        286,649         7,327,465
    (a)Imperial Bancorp, Inc........        152,000         3,667,000
    Roslyn Bancorp, Inc.............        254,600         4,710,100
    (a)Silicon Valley Bancshares....        186,400         9,226,800
    TCF Financial Corp..............        116,500         2,897,938
    (a)Wit Capital Group, Inc.......         83,200         1,414,400
                                                       --------------
                                                           44,811,946
                                                       --------------
  BUILDING (0.0%)
    Centex Corp.....................         19,500           481,406
                                                       --------------
  CAPITAL GOODS (7.1%)
    AGCO Corp.......................        299,600         4,025,875
    (a)Electronics for Imaging,
      Inc...........................         64,900         3,772,313
    (a)Exar Corp....................         98,200         5,781,525
    (a)Gasonics International
      Corp..........................        233,900         4,619,525
    (a)Gentex Corp..................         91,100         2,528,025
    (a)Harmonic, Inc................         80,000         7,595,000
    Manitowoc Co., Inc..............         59,050         2,007,700
    (a)Mentor Graphics Corp.........        277,200         3,655,575
    PRI Automation, Inc.............        147,700         9,914,362
    (a)Republic Services, Inc.
      'A'...........................        325,100         4,673,313
    Stewart & Stevenson Services,
      Inc...........................      1,167,000        13,821,656
    (a)Tower Automotive, Inc........        609,900         9,415,331
                                                       --------------
                                                           71,810,200
                                                       --------------
  CHEMICALS (3.0%)
    Engelhard Corp..................        380,700         7,185,712
    Lubrizol Corp...................        105,800         3,266,575
    M.A. Hanna Co...................         71,300           779,844
    (a)Maxygen, Inc.................         38,400         2,726,400
    Quaker Chemical Corp............         17,400           247,950
    RPM, Inc........................        161,000         1,640,188
    (a)W.R. Grace & Co..............        405,400         5,624,925
    Wellman, Inc....................        479,200         8,925,100
                                                       --------------
                                                           30,396,694
                                                       --------------
  COMMUNICATIONS (7.0%)
    (a)Adelphia Business Solutions,
      Inc...........................        405,300        19,454,400
    (a)Adelphia Communications......         40,700         2,670,938
    (a)ADTRAN, Inc..................         67,700         3,482,319
    (a)ANTEC Corp...................         41,700         1,522,050
    (a)Caprock Communications
      Corp..........................         43,500         1,411,031
    (a)Charter Communications,
      Inc...........................        170,300         3,725,312
    Copper Mountain Networks........         38,700         1,886,625
    (a)Digital Microwave Corp.......      1,017,800        23,854,687
    (a)Efficient Networks, Inc......         35,300         2,400,400
    (a)ITC DeltaCom, Inc............         70,200         1,939,275
    (a)PE Corporation-Celera
      Genomics Group................         10,200         1,519,800
    (a)Powerwave Technologies,
      Inc...........................         50,900         2,971,288
                                             SHARES             VALUE
---------------------------------------------------------------------
    (a)Westell Technologies, Inc....        328,400    $    3,530,300
                                                       --------------
                                                           70,368,425
                                                       --------------
  COMPUTERS (15.6%)
    (a)Advantage Learning Systems,
      Inc...........................        126,900         1,419,694
    (a)Complete Business
      Solutions.....................        356,900         8,967,113
    (a)Computer Network Technology
      Corp..........................        184,400         4,229,675
    (a)Corel Corp...................        347,400         5,254,425
    (a)Digital River, Inc...........        198,900         6,625,856
    (a)eSPEED, Inc. 'A'.............         66,000         2,347,125
    (a)Exodus Communications,
      Inc...........................         48,800         4,334,050
    (a)Filenet Corp.................        190,300         4,852,650
    (a)GenRad, Inc..................        522,000         8,417,250
    (a)Legato Systems, Inc..........         27,200         1,871,700
    (a)Maxtor Corp..................        468,600         3,397,350
    (a)MicroStrategy, Inc...........         19,900         4,179,000
    (a)Networks Associates, Inc.....         85,900         2,292,456
    (a)NetZero, Inc.................         78,700         2,119,981
    (a)New Era of Networks, Inc.....         65,800         3,133,725
    (a)Pinnacle Systems, Inc........        354,300        14,415,581
    (a)PSINet, Inc..................        254,400        15,709,200
    (a)Quantum Corp.-Hard Disk
      Drive.........................        717,700         4,979,044
    (a)Rational Software Corp.......         64,000         3,144,000
    (a)SanDisk Corp.................        172,000        16,555,000
    (a)Seagate Technology, Inc......         76,400         3,557,375
    (a)Sybase, Inc..................        186,400         3,168,800
    (a)Unify Corp...................        587,800        16,091,025
    (a)Verity, Inc..................         53,200         2,264,325
    (a)VerticalNet, Inc.............         15,900         2,607,600
    (a)WorldGate Communications,
      Inc...........................        242,300        11,524,394
                                                       --------------
                                                          157,458,394
                                                       --------------
  CONSUMER-DURABLES (3.8%)
    (a)Celgene Corp.................         38,700         2,709,000
    (a)Cell Pathways, Inc...........        481,100         4,450,175
    Earthgrains Co..................        143,500         2,313,937
    (a)Human Genome Sciences,
      Inc...........................         16,900         2,579,362
    (a)IDEC Pharmaceuticals Corp....         24,200         2,377,650
    (a)Incyte Pharmaceuticals,
      Inc...........................         56,600         3,396,000
    (a)Medco Research, Inc..........         64,100         1,927,006
    (a)Medquist, Inc................         65,000         1,677,813
    (a)Millennium Pharmaceuticals,
      Inc...........................         16,000         1,952,000
    (a)Progenics Pharmaceuticals,
      Inc...........................         89,000         4,349,875
    (a)Protein Design Labs, Inc.....         16,400         1,148,000
    (a)Sepracor, Inc................         14,100         1,398,544
    (a)Sybron International Corp....        133,800         3,303,187
    (a)Vans, Inc....................        193,700         2,372,825
    (a)Wesley Jessen VisionCare,
      Inc...........................         56,300         2,132,363
                                                       --------------
                                                           38,087,737
                                                       --------------
  CONSUMER-RETAIL (5.1%)
    American National Can Group,
      Inc...........................        419,800         5,457,400
    (a)Ann Taylor Stores Corp.......        112,800         3,884,550
    Callaway Golf Co................        541,600         9,579,550
    (a)Dress Barn, Inc..............        115,600         1,921,850
    (a)Fatbrain.com, Inc............         75,300         1,887,206
    (a)Fresh Del Monte Produce,
      Inc...........................        483,500         4,351,500
    IBP, Inc........................        133,800         2,408,400
    Reader's Digest Association,
      Inc. (The) 'A'................         69,600         2,035,800

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                             SHARES             VALUE
---------------------------------------------------------------------
  CONSUMER-RETAIL (CONT.)
    (a)Sunglass Hut International,
      Inc...........................      1,210,200    $   13,614,750
    (a)Yankee Cnadle Co., Inc.......         92,500         1,508,906
    (a)Zale Corp....................        105,700         5,113,238
                                                       --------------
                                                           51,763,150
                                                       --------------
  CONSUMER-SERVICE & GROWTH (0.3%)
    (a)MP3.com, Inc.................        100,800         3,194,100
                                                       --------------
  CONSUMER STAPLES (1.2%)
    Alpharma, Inc...................        158,100         4,861,575
    (a)Alza Corp., 'A'..............        155,800         5,394,575
    (a)800-JR Cigar, Inc............        101,400           880,913
    (a)General Cigar Holdings,
      Inc...........................        121,400         1,009,137
                                                       --------------
                                                           12,146,200
                                                       --------------
  DATA PROCESSING & MANAGEMENT (1.1%)
    (a)Documentum, Inc..............         55,100         3,299,113
    (a)Informix Corp................        246,600         2,805,075
    (a)VeriSign, Inc................         27,400         5,226,550
                                                       --------------
                                                           11,330,738
                                                       --------------
  ELECTRIC (2.8%)
    (a)Celestica, Inc...............        123,400         6,848,700
    (a)Cherry Corp..................          2,600            27,625
    DPL, Inc........................        152,600         2,641,887
    (a)Fairchild Semiconductor, Inc.
      'A'...........................        190,300         5,661,425
    Potomac Electric Power Co.......        564,000        12,936,750
                                                       --------------
                                                           28,116,387
                                                       --------------
  ENERGY (4.8%)
    (a)American Power Conversion
      Corp..........................         75,500         1,991,313
    (a)BJ Services Co...............        226,800         9,483,075
    Black Hills Corp................          2,700            59,906
    (a)Calpine Corp.................         43,500         2,784,000
    Energy East Corp................        129,700         2,699,381
    (a)Global Marine, Inc...........        501,100         8,330,787
    (a)Grey Wolf, Inc...............        134,400           386,400
    Illinova Corp...................         36,400         1,264,900
    (a)Ocean Energy, Inc............        277,224         2,148,486
    (a)Patterson Energy, Inc........        193,500         2,515,500
    (a)Smith International, Inc.....        230,400        11,448,000
    Valero Energy Corp..............        245,200         4,873,350
    Wisconsin Energy Corp...........         36,700           706,475
                                                       --------------
                                                           48,691,573
                                                       --------------
  ENTERTAINMENT (2.0%)
    (a)Bally Total Fitness Holdings
      Co............................        709,600        18,937,450
    (a)Electronic Boutique Holdings
      Corp..........................         86,300         1,553,400
                                                       --------------
                                                           20,490,850
                                                       --------------
  FINANCIAL-DIVERSIFIED (1.2%)
    A.G. Edwards, Inc...............         54,200         1,737,787
    CIT Group, Inc. 'A'.............         89,400         1,888,575
    FINOVA Group, Inc...............        168,100         5,967,550
    PMI Group, Inc..................         44,300         2,162,394
                                                       --------------
                                                           11,756,306
                                                       --------------
  FINANCIAL SERVICES (2.7%)
    Heller Financial, Inc...........        359,000         7,202,437
    Hospitality Properties, Inc.....        316,500         6,033,281
    Investors Financial Services
      Corp..........................         50,200         2,309,200
                                             SHARES             VALUE
---------------------------------------------------------------------
    Nationwide Financial Services,
      Inc. 'A'......................        104,500    $    2,919,469
    Reliastar Financial Corp........        115,300         4,518,319
    (a)USWeb Corp...................        100,000         4,443,750
                                                       --------------
                                                           27,426,456
                                                       --------------
  HEALTH CARE (4.4%)
    (a)Caremark Rx, Inc.............        368,500         1,865,531
    (a)Del Global Technologies
      Corp..........................        491,300         3,807,575
    (a)eBenX, Inc...................          9,900           447,975
    (a)Guilford Pharmaceuticals,
      Inc...........................        281,700         4,788,900
    (a)Healtheon/WebMD Corp.........         78,900         2,958,750
    ICN Pharmaceuticals, Inc........         75,500         1,911,094
    (a)King Pharmaceuticals, Inc....         48,900         2,741,456
    (a)Lincare Holdings, Inc........        162,200         5,626,313
    (a)MedImmune, Inc...............         29,000         4,810,375
    (a)Tenet Healthcare Corp........        133,300         3,132,550
    Teva Pharmaceutical Industries
      Ltd. ADR......................        118,800         8,516,475
    (a)Trigon Healthcare, Inc.......        120,500         3,554,750
                                                       --------------
                                                           44,161,744
                                                       --------------
  INDUSTRIAL (6.0%)
    (a)Cooper Cameron Corp..........        146,900         7,188,919
    (a)Global Industries, Ltd.......        913,800         7,881,525
    (a)ImClone Systems, Inc.........         65,100         2,579,587
    (a)Invitrogen Corp..............         13,400           804,000
    (a)Lear Corp....................        204,300         6,537,600
    Martin Marietta Corp............        350,700        14,378,700
    (a)Nabors Industries, Inc.......        194,400         6,014,250
    (a)Oak Industries, Inc..........         37,100         3,937,237
    (a)PerkinElmer, Inc.............         59,900         2,497,081
    (a)Precision Drilling Corp......         97,900         2,514,806
    (a)Quest Diagnostics, Inc.......         58,200         1,778,738
    (a)Rowan Cos., Inc..............        189,300         4,105,444
                                                       --------------
                                                           60,217,887
                                                       --------------
  INSURANCE (0.9%)
    Allmerica Financial Corp........        113,000         6,285,625
    Everest Reinsurance Holdings,
      Inc...........................        110,800         2,472,225
    HSB Group, Inc..................         24,500           828,406
                                                       --------------
                                                            9,586,256
                                                       --------------
  METALS (3.6%)
    Agnico-Eagle Mines Ltd..........        394,700         2,910,913
    AK Steel Holding Corp...........        109,600         2,068,700
    Barrick Gold Corp...............         83,200         1,471,600
    (a)Freeport-McMoRan Copper &
      Gold, Inc.....................        453,900         9,588,637
    (a)Lone Star Technologies,
      Inc...........................         98,500         2,745,688
    (a)Mueller Industries, Inc......         88,100         3,193,625
    (a)Steel Dynamics, Inc..........        292,600         4,663,312
    Tosco Corp......................        187,500         5,097,656
    USX-U.S. Steel Group, Inc.......        155,600         5,134,800
                                                       --------------
                                                           36,874,931
                                                       --------------
  PAPER & PACKAGING (1.4%)
    Boise Cascade Corp..............         63,600         2,575,800
    Valassis Communications, Inc....        179,450         7,581,763
    Westvaco Corp...................        126,200         4,117,275
                                                       --------------
                                                           14,274,838
                                                       --------------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                             SHARES             VALUE
---------------------------------------------------------------------
  REAL ESTATE (3.6%)
    AMB Property Corp...............        598,900    $   11,940,569
    Cousins Properties, Inc.........         50,500         1,713,844
    Developers Diversified Realty
      Corp..........................        157,000         2,021,375
    Duke Realty Investment, Inc.
      REIT..........................        207,900         4,054,050
    Glenborough Realty Trust,
      Inc...........................         26,500           354,437
    JDN Realty Corp.................         57,500           927,187
    Lasalle Hotel Properties REIT...         36,100           421,919
    Liberty Property Trust REIT.....         49,000         1,188,250
    (a)NBTY, Inc....................        595,500         6,885,469
    Radian Group, Inc...............        113,600         5,424,400
    Simon Property Group, Inc.......         49,700         1,139,994
    (a)Wellsford Properties, Inc....          5,250            44,625
                                                       --------------
                                                           36,116,119
                                                       --------------
  RESTAURANTS (0.1%)
    (a)Friendly Ice Cream Corp......        152,700           677,606
                                                       --------------
  SERVICES (0.9%)
    (a)Corinthian Colleges, Inc.....         28,300           675,663
    (a)Modis Professional Services,
      Inc...........................         94,100         1,340,925
    Newport News Shipbuilding,
      Inc...........................        117,700         3,236,750
    (a)Tetra Technologies, Inc......        525,900         3,812,775
                                                       --------------
                                                            9,066,113
                                                       --------------
  TECHNOLOGY (8.9%)
    (a)AVT Corp.....................        185,700         8,727,900
    (a)BroadVision, Inc.............         25,900         4,404,619
    (a)ChromaVision Medical Systems,
      Inc...........................        235,315         3,588,554
    (a)Circle.com...................         80,100           986,231
    CNH Global N.V..................        912,900        12,152,981
    Cohu, Inc.......................        119,200         3,695,200
    (a)Entrust Technologies, Inc....        143,900         8,625,006
    (a)Go2Net, Inc..................         34,000         2,958,000
    (a)Integrated Device Technology,
      Inc...........................         93,900         2,723,100
    (a)InterVU, Inc.................         16,800         1,764,000
    (a)National Semiconductor
      Corp..........................         90,800         3,887,375
    (a)Rare Medium Group, Inc.......         97,300         3,320,363
    (a)Sapient Corp.................         35,200         4,961,000
    Shared Medical Systems Corp.....         40,700         2,073,156
    (a)TALK.com, Inc................        109,700         1,947,175
    (a)Verio, Inc...................        241,300        11,145,044
    (a)Veritas DGC, Inc.............         39,300           550,200
    (a)Viador, Inc..................         38,200         1,618,725
    (a)Viant Corp...................         32,300         3,197,700
    (a)Vignette Corp................         34,800         5,672,400
    (a)Z-Tel Technologies, Inc......         36,400         1,469,650
                                                       --------------
                                                           89,468,379
                                                       --------------
  TRANSPORTATION (3.0%)
    CNF Transportation, Inc.........         78,200         2,697,900
    (a)Gaylord Container Corp.
      'A'...........................        843,600         5,747,025
                                             SHARES             VALUE
---------------------------------------------------------------------
    (a)Navistar International
      Corp..........................         72,000    $    3,411,000
    Oshkosh Truck Corp..............        169,300         4,962,606
    SkyWest, Inc....................        125,400         3,511,200
    (a)United Rentals, Inc..........        269,700         4,618,613
    Wabash National Corp............        372,800         5,592,000
                                                       --------------
                                                           30,540,344
                                                       --------------
  UTILITIES (2.4%)
    Allegheny Energy, Inc...........         84,100         2,265,444
    CalEnergy Co., Inc..............        441,200        14,862,925
    (a)Cephalon, Inc................         88,300         3,051,869
    (a)Chartered Semiconductor
      Manufacturing Ltd.ADR.........         32,950         2,405,350
    Public Service Co. of New
      Mexico........................         45,600           741,000
    SJW Corp........................          5,300           637,325
                                                       --------------
                                                           23,963,913
                                                       --------------
TOTAL COMMON STOCKS................................       997,772,042
                                                       --------------

                                             NO. OF
                                           WARRANTS
                                        -----------
WARRANTS (0.0%)
  CONSUMER-DURABLES (0.0%)
    (a)Cell Pathways, Inc...........        477,000                --
                                                       --------------
TOTAL LONG-TERM INVESTMENTS (98.7%)
    (COST $876,027,497)............................       997,772,042
                                                       --------------

                                                PAR
                                              VALUE
                                        -----------
SHORT-TERM INVESTMENT (1.7%)
  REPURCHASE AGREEMENT (1.7%)
    Chase Securities, Inc., 2.60%,      $17,289,000
      dated 12/31/99, due 1/3/00, to
      be repurchased at $17,292,746,
      collateralized by $17,644,088
      U.S. Treasury Notes, 6.125%,
      due 12/31/01, valued
      at $17,644,088 (COST $17,289,000)............        17,289,000
                                                       --------------
TOTAL INVESTMENTS (100.4%) (COST $893,316,497).....     1,015,061,042
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)......        (4,479,483)
                                                       --------------
NET ASSETS (100%)..................................    $1,010,581,559
                                                       ==============

---------------

(a)          --  Non-income producing security
ADR          --  American Depositary Receipt
REIT         --  Real Estate Investment Trust

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $893,316,497)..................      $   1,015,061,042
  Cash......................................................              2,692,475
  Receivable for:
    Fund Shares Sold........................................              1,822,383
    Investments Sold........................................                887,744
    Dividends...............................................                219,060
    Interest................................................                  1,249
  Other.....................................................                 25,733
                                                                  -----------------
    Total Assets............................................          1,020,709,686
                                                                  -----------------
LIABILITIES:
  Payable for:
    Investments Purchased...................................              6,588,422
    Fund Shares Redeemed....................................              1,442,726
    Distribution Fees.......................................              1,029,318
    Investment Advisory Fees................................                686,465
    Administrative Fees.....................................                203,895
    Transfer Agent Fees.....................................                 63,589
    Shareholder Reporting Expenses..........................                 50,986
    Directors' Fees and Expenses............................                 29,717
    Professional Fees.......................................                 23,524
    Custody Fees............................................                  6,813
  Other.....................................................                  2,672
                                                                  -----------------
    Total Liabilities.......................................             10,128,127
                                                                  -----------------
NET ASSETS..................................................      $   1,010,581,559
                                                                  =================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $          43,455
  Paid in Capital in Excess of Par..........................            889,033,292
  Net Unrealized Appreciation on Investments................            121,744,545
  Accumulated Net Realized Gain.............................              1,717,676
  Accumulated Net Investment Loss...........................             (1,957,409)
                                                                  -----------------
NET ASSETS..................................................      $   1,010,581,559
                                                                  =================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $433,387,987 and 18,419,797
    Shares Outstanding).....................................      $           23.53
                                                                  =================
  Maximum Sales Charge......................................                  5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $           24.97
                                                                  =================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $380,096,339 and 16,489,415
    Shares Outstanding)*....................................      $           23.05
                                                                  =================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $197,097,233 and 8,545,916
    Shares Outstanding)*....................................      $           23.06
                                                                  =================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  4,775,307
  Interest..................................................         1,846,821
                                                                  ------------
   Total Income.............................................         6,622,128
                                                                  ------------
EXPENSES:
  Investment Advisory Fees..................................         3,859,908
  Distribution Fees (Attributed to Classes A, B and C of
    $477,313, $1,745,927 and $888,160, respectively)........         3,111,400
  Administrative Fees.......................................         1,141,661
  Transfer Agent Fees.......................................           188,275
  Shareholder Reports.......................................           115,586
  Professional Fees.........................................            57,839
  Filing and Registration Fees..............................            31,157
  Custodian Fees............................................            28,641
  Directors' Fees and Expenses..............................            15,220
  Other.....................................................             7,679
                                                                  ------------
   Total Expenses...........................................         8,557,366
                                                                  ------------
Net Investment Income/Loss..................................        (1,935,238)
                                                                  ------------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        26,841,359
                                                                  ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        81,599,541
                                                                  ------------
  End of the Period:
    Investments.............................................       121,744,545
                                                                  ------------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        40,145,004
                                                                  ------------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        66,986,363
                                                                  ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 65,051,125
                                                                  ============

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                    DECEMBER 31, 1999          YEAR ENDED
                                                                          (UNAUDITED)       JUNE 30, 1999
---------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................       $      (1,935,238)      $  (2,941,000)
  Net Realized Gain/Loss....................................              26,841,359          44,491,000
  Net Unrealized Appreciation/Depreciation..................              40,145,004          64,853,000
                                                                   -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................              65,051,125         106,403,000
                                                                   -----------------       -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A...................................................             (27,076,766)        (12,659,000)
  Class B...................................................             (24,202,545)        (17,437,000)
  Class C...................................................             (12,447,392)         (7,981,000)
                                                                   -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...             (63,726,703)        (38,077,000)
                                                                   -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             230,818,272         344,367,000
  Distributions Reinvested..................................              46,273,947          31,597,000
  Redeemed..................................................            (118,098,360)       (211,364,000)
                                                                   -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             158,993,859         164,600,000
                                                                   -----------------       -------------
  Total Increase/Decrease in Net Assets.....................             160,318,281         232,926,000
NET ASSETS--Beginning of Period.............................             850,263,278         617,337,000
                                                                   -----------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment income/loss of $(1,957,409) and $(22,000),
  respectively).............................................       $   1,010,581,559       $ 850,263,000
                                                                   =================       =============
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
   Shares:
     Subscribed.............................................               6,264,990           8,979,000
     Distributions Reinvested...............................                 777,244             579,000
     Redeemed...............................................              (3,167,757)         (5,327,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......               3,874,477           4,231,000
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $     141,979,066       $ 190,079,000
     Distributions Reinvested...............................              17,309,218          11,025,000
     Redeemed...............................................             (71,641,496)       (104,033,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $      87,646,788       $  97,071,000
                                                                   =================       =============
   Ending Paid in Capital...................................       $     382,660,231       $ 295,061,000+
                                                                   =================       =============
   Class B:
     ---------
   Shares:
     Subscribed.............................................               2,184,050           4,895,000
     Distributions Reinvested...............................                 903,072             769,000
     Redeemed...............................................              (1,319,214)         (3,673,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......               1,767,908           1,991,000
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $      49,021,132       $  98,965,000
     Distributions Reinvested...............................              19,714,070          14,494,000
     Redeemed...............................................             (29,348,966)        (70,265,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $      39,386,236       $  43,194,000
                                                                   =================       =============
   Ending Paid in Capital...................................       $     340,423,653       $ 301,083,000+
                                                                   =================       =============
   Class C:
     ---------
   Shares:
     Subscribed.............................................               1,768,495           2,707,000
     Distributions Reinvested...............................                 423,565             322,000
     Redeemed...............................................                (762,308)         (1,921,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......               1,429,752           1,108,000
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $      39,818,073       $  55,323,000
     Distributions Reinvested...............................               9,250,659           6,078,000
     Redeemed...............................................             (17,107,898)        (37,066,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $      31,960,834       $  24,335,000
                                                                   =================       =============
   Ending Paid in Capital...................................       $     165,992,863       $ 134,054,000+
                                                                   =================       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED JUNE 30,
                                             DECEMBER 31, 1999      -------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                (UNAUDITED)#         1999#         1998#         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $          23.582       $ 21.339      $  17.59      $ 14.63      $ 12.89      $ 11.70
                                            -----------------       --------      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..........                     --          0.006         (0.02)        0.20         0.27         0.27
  Net Realized and Unrealized
    Gain/Loss.........................                  1.502          3.437          4.84         4.05         1.94         1.44
                                            -----------------       --------      --------      -------      -------      -------
  Total from Investment Operations....                  1.502          3.443          4.82         4.25         2.21         1.71
                                            -----------------       --------      --------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income...............                     --             --         (0.03)       (0.20)       (0.27)       (0.28)
  In Excess of Net Investment
    Income............................                     --             --         (0.00)++     (0.00)++     (0.01)          --
  Net Realized Gain...................                 (1.556)        (1.200)        (1.04)       (1.09)       (0.19)       (0.24)
                                            -----------------       --------      --------      -------      -------      -------
  Total Distributions.................                 (1.556)        (1.200)        (1.07)       (1.29)       (0.47)       (0.52)
                                            -----------------       --------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD........      $          23.528       $ 23.582      $  21.34      $ 17.59      $ 14.63      $ 12.89
                                            =================       ========      ========      =======      =======      =======
TOTAL RETURN (1)......................                   6.80%*        17.41%        28.26%       30.68%       17.41%       15.01%
                                            =================       ========      ========      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).....      $         433,388       $343,004      $220,100      $34,331      $19,674      $20,675
Ratio of Expenses to Average Net
  Assets..............................                   1.45%          1.49%         1.50%        1.50%        1.50%        1.50%
Ratio of Net Investment Income/Loss to
  Average Net Assets..................                   0.01%          0.03%        (0.09)%       1.25%        1.90%        2.29%
Portfolio Turnover Rate...............                    100%*          283%          207%          73%          41%          23%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.......................      $              --       $     --      $   0.02      $  0.04      $  0.04      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets......                     --             --          1.58%        1.76%        1.81%        1.96%
  Net Investment Income/Loss to
    Average Net Assets................                     --             --         (0.18)%       0.98%        1.59%        1.83%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                              DECEMBER 31, 1999      -----------------------------------       AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS                 (UNAUDITED)#         1999#         1998#         1997            JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...      $          23.225       $ 21.196      $  17.59      $ 14.63       $           13.37
                                             -----------------       --------      --------      -------       -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...........                 (0.083)        (0.142)        (0.17)        0.09                    0.15
  Net Realized and Unrealized
    Gain/Loss..........................                  1.465          3.371          4.83         4.05                    1.46
                                             -----------------       --------      --------      -------       -----------------
  Total from Investment Operations.....                  1.382          3.229          4.66         4.14                    1.61
                                             -----------------       --------      --------      -------       -----------------
DISTRIBUTIONS
  Net Investment Income................                     --             --         (0.01)       (0.09)                  (0.15)
  In Excess of Net Investment Income...                     --             --         (0.00)++     (0.00)++                (0.01)
  Net Realized Gain....................                 (1.556)        (1.200)        (1.04)       (1.09)                  (0.19)
                                             -----------------       --------      --------      -------       -----------------
  Total Distributions..................                 (1.556)        (1.200)        (1.05)       (1.18)                  (0.35)
                                             -----------------       --------      --------      -------       -----------------
NET ASSET VALUE, END OF PERIOD.........      $          23.051       $ 23.225      $  21.20      $ 17.59       $           14.63
                                             =================       ========      ========      =======       =================
TOTAL RETURN (1).......................                   6.39%*        16.50%        27.30%       29.77%                  12.29%*
                                             =================       ========      ========      =======       =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......      $         380,096       $341,908      $269,836      $15,331       $           2,485
Ratio of Expenses to Average Net
  Assets...............................                   2.20%          2.24%         2.25%        2.25%                   2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets...................                  (0.74)%        (0.72)%       (0.84)%       0.40%                   1.18%
Portfolio Turnover Rate................                    100%*          283%          207%          73%                     41%*
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss........................      $              --       $     --      $   0.02      $  0.06       $            0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.......                     --             --          2.33%        2.48%                   2.61%
  Net Investment Income/Loss to Average
    Net Assets.........................                     --             --         (0.93)%       0.14%                   0.82%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED JUNE 30,
                                             DECEMBER 31, 1999      -------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                (UNAUDITED)#         1999#         1998#         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......  $          23.236       $ 21.205      $  17.59      $ 14.64      $ 12.89      $ 11.69
                                            -----------------       --------      --------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..............             (0.083)        (0.142)        (0.17)        0.08         0.16         0.17
  Net Realized and Unrealized Gain/Loss...              1.466          3.373          4.83         4.05         1.94         1.44
                                            -----------------       --------      --------      -------      -------      -------
  Total from Investment Operations........              1.383          3.231          4.66         4.13         2.10         1.61
                                            -----------------       --------      --------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income...................                 --             --         (0.01)       (0.09)       (0.15)       (0.17)
  In Excess of Net Investment Income......                 --             --         (0.00)++     (0.00)++     (0.01)          --
  Net Realized Gain.......................             (1.556)        (1.200)        (1.04)       (1.09)       (0.19)       (0.24)
                                            -----------------       --------      --------      -------      -------      -------
  Total Distributions.....................             (1.556)        (1.200)        (1.05)       (1.18)       (0.35)       (0.41)
                                            -----------------       --------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD............  $          23.063       $ 23.236      $  21.20      $ 17.59      $ 14.64      $ 12.89
                                            =================       ========      ========      =======      =======      =======
TOTAL RETURN (1)..........................               6.34%*        16.55%        27.28%       29.67%       16.50%       14.13%
                                            =================       ========      ========      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........  $         197,097       $165,351      $127,401      $32,425      $21,193      $13,867
Ratio of Expenses to Average Net Assets...               2.20%          2.24%         2.25%        2.25%        2.25%        2.25%
Ratio of Net Investment Income/Loss to
  Average Net Assets......................              (0.74)%        (0.72)%       (0.84)%       0.49%        1.17%        1.54%
Portfolio Turnover Rate...................                100%*          283%          207%          73%          41%          23%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss...........................  $              --       $     --      $   0.02      $  0.04      $  0.04      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..........                 --             --          2.33%        2.47%        2.58%        2.71%
  Net Investment Income/Loss to Average
    Net Assets............................                 --             --         (0.92)%       0.22%        0.84%        1.08%

--------------------------------------------------------------------------------

  *  Non-Annualized
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN AMERICAN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of

-----------------------
          14

                         VAN KAMPEN AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $599,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                            NET
                                                       APPRECIATION/
        COST              APPREC.         DEPREC.      DEPRECIATION
---------------------   ------------   -------------   -------------
    $893,316,497        $184,035,539   $(62,290,994)   $121,744,545

5. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.85%              1.50%               2.25%

For the period ended December 31, 1999, the Fund recognized expenses of $27,509 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $631,841 for Class A shares and deferred sales charges of $484,065 and $14,137 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $1,017,746,923 and sales of $842,060,242 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

                                                              ------------------
                                                                    15

                         VAN KAMPEN AMERICAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                         VAN KAMPEN AMERICAN VALUE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the American Value Fund (the
Fund) was held on December 15,1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  29,364,025   276,578
Jerry D. Choate.............................................  29,364,369   276,234
Linda Hutton Heagy..........................................  29,363,616   276,987
R. Craig Kennedy............................................  29,361,100   279,504
Mitchell M. Merin...........................................  29,363,765   276,839
Jack E. Nelson..............................................  29,359,852   280,752
Richard F. Powers, III......................................  29,365,512   275,092
Phillip B. Rooney...........................................  29,393,069   277,535
Fernando Sisto..............................................  29,351,251   289,353
Wayne W. Whalen.............................................  29,358,710   281,894
Suzanne H. Woolsey..........................................  29,360,174   280,430
Paul G. Yovovich............................................  29,364,822   275,782

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

  AFFIRMATIVE   AGAINST   ABSTAIN
  -----------   -------   -------
   29,162,296   126,248   352,059

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*
 American Value*
 Comstock
 Emerging Growth
 Enterprise
 Equity Growth
 Equity Income
 Focus Equity
 Growth*
 Growth and Income
 Harbor
 Mid Cap Growth
 Pace
 Real Estate Securities
 Small Cap Value
 Technology
 Utility
 Value

GLOBAL/INTERNATIONAL

 Asian Growth
 Emerging Markets
 European Equity
 Global Equity
 Global Equity Allocation
 Global Franchise
 Global Managed Assets*
 International Magnum
 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond
 Global Fixed Income*
 Global Government Securities*
 Government Securities
 High Income Corporate Bond
 High Yield
 High Yield & Total Return
 Limited Maturity Government
 Strategic Income
 U.S. Government
 U.S. Government Trust for Income
 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free
 Florida Insured Tax Free Income
 High Yield Municipal
 Insured Tax Free Income
 Intermediate Term Municipal Income
 Municipal Income
 New York Tax Free Income
 Pennsylvania Tax Free Income
 Tax Free High Income

CAPITAL PRESERVATION

 Reserve
 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust
 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

For information on how to invest, please contact your financial advisor or the investor services department at 1-800-341-2911.

This report is authorized for distribution only when preceded or accompanied by a prospectus of Van Kampen Funds Inc. which describes in detail the fund's investment policies, fees, and expenses. Please read the prospectus carefully before you invest or send money.

                                VAN KAMPEN FUNDS

       1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555
                              / /www.vankampen.com

       MSAV SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       453 555 653

                                   VAN KAMPEN
                               FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders...........................    1
Economic Snapshot................................    2
Investment Overview..............................    3
Portfolio of Investments.........................    6
Statement of Assets and Liabilities..............    7
Statement of Operations..........................    8
Statement of Changes in Net Assets...............    9
Financial Highlights ............................   10
Notes to Financial Statements....................   12
Additional Information...........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY              32.0%
Capital Goods           17.2%
Consumer Staples        12.3%
Communication Services  10.7%
Health Care             10.5%
Consumer Cyclicals       7.4%
Other                    4.7%
Financial                3.4%
Utilities                1.8%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                                CLASS A       CLASS B       CLASS C        S&P 500
                                                                 SHARES        SHARES        SHARES         INDEX
                                                                --------      --------      --------      ---------
Six Months
  With Sales Charge*......................................       11.09%        12.44%        16.45%             N/A
  Without Sales Charge***.................................       17.85%        17.44%        17.45%           7.70%
One Year
  With Sales Charge*......................................       37.33%        39.49%        43.60%             N/A
  Without Sales Charge***.................................       45.67%        44.49%        44.60%          21.04%
Average Annual Since Inception
  With Sales Charge*......................................       29.82%        30.52%        30.80%             N/A
  Without Sales Charge***.................................       31.75%        30.80%        30.80%          26.18%
Commencement Date.........................................       1/2/96        1/2/96        1/2/96             N/A

The Standard & Poor's 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                      PERCENT OF
SECURITY                           SECTOR             NET ASSETS
--------                 ---------------------------  ----------
Tyco International Ltd.  Manufacturing (Diversified)     5.7%
Microsoft Corp.                   Computers
                            (Software & Services)        5.6%
Cisco Systems, Inc.        Computers (Networking)        5.2%
General Electric Co.        Electrical Equipment         5.2%
Clear Channel                   Broadcasting
 Communications, Inc.        (TV, Radio & Cable)         4.4%

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                  VALUE       NET ASSETS
------                               ------------   ----------
Technology                           $122,018,875     32.0%
Capital Goods                          65,453,287     17.2%
Consumer Staples                       46,872,325     12.3%
Communication Services                 40,713,363     10.7%
Health Care                            39,972,906     10.5%

+ These sectors represent broad groupings of related industries.
(1) excludes Short-Term Investment
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN FOCUS EQUITY FUND (FORMERLY CALLED THE VAN KAMPEN AGGRESSIVE EQUITY FUND) ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. SINCE 1998 THE FUND HAS BEEN MANAGED BY PHILIP W. FRIEDMAN AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD ENDED DECEMBER 31, 1999.
Q. WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?
A: The Dow Jones Industrial Average--perhaps the most widely recognized stock market index--endured a difficult third quarter of 1999, losing more than 6 percent of its value. But the Dow recovered dramatically in the fourth quarter, rising more than 11 percent to a record high on December 31. The big story, however, continued to be the outstanding performance of growth stocks. The NASDAQ stock market, with its higher concentration of companies in technology and other burgeoning industries, rose almost without interruption in the last half of 1999. It climbed an impressive 51 percent during the period, and the vast majority of that gain came in the fourth quarter.
Q. DID RECENT MARKET CONDITIONS AFFECT HOW YOU MANAGED THE FUND?
A: No, because we consistently use a "bottom up" stock selection strategy. In other words, we choose stocks by analyzing individual companies, not by assessing broad market conditions. We believe that the best way of managing through stock market volatility--such as what we encountered during the reporting period--is to conduct even more extensive research and strengthen our "information edge."
Q. HOW DID YOU SELECT THE INVESTMENTS IN THE FUND?
A: As always, we took advantage of the Fund's flexibility, which enables us to place as much as 25 percent of the Fund's total assets in a particular stock if we have a great deal of conviction that it may perform well. In practice, we rarely concentrate the Fund's assets to this extent. For example, in all of 1999 the Fund's top position accounted for less than 8 percent of total assets. Because of our ability to concentrate the Fund's holdings stocks in which we have the most conviction, the performance of a small number of securities can have more of an impact on the Fund's overall return during the reporting period. In other words, the more we own of a company, the more that company's stock performance will affect the Fund's performance.
Q. WHAT WERE SOME OF THE STOCKS THAT HAD THE MOST FAVORABLE IMPACT ON THE FUND'S RETURN?
A: As the valuations of many Internet companies soar, we are especially mindful of the high risk associated with investing in this area. To attempt to moderate this risk, we continued to focus on strong, healthy, and, at times, even traditional growth companies that are indirectly benefiting from the Internet's rapid expansion. While Internet companies may come and go, we are extremely optimistic about businesses that supply the products and services fueling on-line growth.
For example, the Fund's performance was greatly helped by its investment in Cisco Systems. Cisco, which makes the devices that enable computers on the Internet to communicate with each other, is becoming known as "the" Internet company because of its dominant role in the industry. The stock was an impressive performer during the period, appreciating 64 percent and contributing to the Fund's return more than any other stock. We were also pleased with the performance of Intel, maker of the computer chips that drive most of the world's personal computers. Another successful investment during the reporting period was JDS Uniphase. This company helps accelerate data transmission for the telecommunications and cable industries.
Although technology stocks generally experienced the largest gains during the reporting period, General Electric (a diversified conglomerate that includes businesses in electronics, broadcasting, and financial services) and Warner-Lambert (a pharmaceutical and consumer-products company), by virtue of their large positions in the Fund, also contributed significantly to the Fund's return.
Keep in mind that not all securities in the Fund performed as well as those mentioned, nor is there any guarantee they will continue to do so in the future.

-----------------------
           4

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q. WHICH STOCKS MOST DETRACTED FROM THE FUND'S PERFORMANCE?

A: As with the Fund's positive performers, detractors to total return were on a stock-by-stock basis. These disappointments included

    - Pitney Bowes, which makes postage meters and other business equipment;

    - Abercrombie & Fitch, a clothing retailer popular with college students;
      and

    - General Dynamics, a contractor specializing in developing defense and information systems for the U.S. Department of Defense.

The Fund's performance was also weakened by its investment in Tyco, another diversified conglomerate and the largest holding (5.7 percent of the portfolio as of December 31).

Q. WHAT HAPPENED WITH TYCO?

A: During the first half of the period, Tyco was one of the Fund's top contributors to overall return, as the company generated healthy cash flows and earnings. The stock's strong performance reversed itself in early October when the author of a short-selling newsletter questioned Tyco's accounting methods--specifically, how the company accounted for its corporate acquisitions. Despite Tyco's vehement denials of wrongdoing, this allegation spurred rumors that scared some investors, and the company's stock fell by nearly half in the ensuing weeks. In response to the rumors, the Securities and Exchange Commission said that, while not alleging any impropriety, it would conduct an informal investigation of Tyco. The stock did recover some of its losses in December but, overall, declined nearly 23 percent during the second half of 1999.

Q. GIVEN THESE FACTORS, ARE YOU TEMPTED TO SCALE BACK YOUR POSITION IN THE
STOCK?

A: No. Shortly after the allegations surfaced, Tyco's financial officers held a large meeting at which stock analysts were invited to ask questions about the company's accounting practices. This impressed us as a powerful statement of confidence in the legitimacy of Tyco's business dealings. Moreover, after dissecting the company's financial statements, we believe that Tyco is fundamentally very strong, especially with regard to cash flows, in our opinion one of the most important measures of a business's health. We are very optimistic about Tyco's potential and believe that it may contribute positively to the Fund's results in 2000.

Q. HOW DID THE FUND PERFORM DURING THE LAST HALF OF 1999?

A: The Fund performed well during the reporting period, despite Tyco's troubles. The Fund achieved a six-month total return of 17.85 percent (Class A shares at net asset value) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 7.70 percent. Past performance doesn't guarantee future results. This index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A: Market conditions may serve as a backdrop for the Fund's performance, but it's really our bottom-up approach to stock selection that governs whether the Fund performs well or poorly in a given period. We readily admit that we don't know what the market will bring in the first six months of 2000. We do know that we'll continue to rely on our research staff to find out as much as we can about the investments we already own in the Fund's portfolio, as well as the ones we'd like to add. Not all investments will be successes, of course, but we believe that the more we know, the greater the potential for the stocks we select to outperform--and the smaller the risk of a favorite stock providing an unpleasant surprise.

                                                              ------------------

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------

COMMON STOCKS+ (95.3%)
  CAPITAL GOODS (17.2%)
    AEROSPACE/DEFENSE (1.0%)
       General Dynamics Corp..........         69,700    $  3,676,675
                                                         ------------
    ELECTRICAL EQUIPMENT (5.2%)
       General Electric Co............        128,000      19,808,000
                                                         ------------
    MANUFACTURING (DIVERSIFIED) (11.0%)
       Textron, Inc...................         66,400       5,092,050
       Tyco International Ltd.........        555,500      21,595,062
       United Technologies Corp.......        235,100      15,281,500
                                                         ------------
                                                           41,968,612
                                                         ------------
  TOTAL CAPITAL GOODS................................      65,453,287
                                                         ------------
  COMMUNICATION SERVICES (10.7%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (4.9%)
       (a)Associated Group, Inc.
         'A'..........................         28,900       2,637,125
       (a)Associated Group, Inc.
         'B'..........................        173,800      15,989,600
                                                         ------------
                                                           18,626,725
                                                         ------------
    TELECOMMUNICATIONS (LONG DISTANCE) (3.1%)
       Sprint Corp....................        173,100      11,651,794
                                                         ------------
    TELEPHONE (2.7%)
       Bell Atlantic Corp.............        169,500      10,434,844
                                                         ------------
  TOTAL COMMUNICATION SERVICES.......................      40,713,363
                                                         ------------
  CONSUMER CYCLICALS (7.4%)
    RETAIL (BUILDING SUPPLIES) (4.0%)
       Home Depot, Inc................        219,500      15,049,469
                                                         ------------
    RETAIL (GENERAL MERCHANDISE) (2.4%)
       (a)Costco Wholesale Corp.......        101,200       9,234,500
                                                         ------------
    RETAIL (SPECIALTY) (1.0%)
       Intimate Brands, Inc...........         89,500       3,859,687
                                                         ------------
  TOTAL CONSUMER CYCLICALS...........................      28,143,656
                                                         ------------
  CONSUMER STAPLES (12.3%)
    BROADCASTING (TV, RADIO & CABLE) (7.8%)
       (a)AMFM, Inc...................         64,700       5,062,775
       (a)AT&T Corp. Liberty Media
         Group 'A'....................         65,300       3,705,775
       (a)Clear Channel
         Communications, Inc..........        187,100      16,698,675
       (a)MediaOne Group, Inc.........         53,300       4,094,106
                                                         ------------
                                                           29,561,331
                                                         ------------
    ENTERTAINMENT (2.1%)
       Time Warner, Inc...............        111,700       8,091,269
                                                         ------------
    FOODS (0.7%)
       (a)Keebler Foods Co............         93,300       2,624,063
                                                         ------------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.7%)
       Procter & Gamble Co............         60,200       6,595,662
                                                         ------------
  TOTAL CONSUMER STAPLES.............................      46,872,325
                                                         ------------
  FINANCIAL (3.4%)
    BANKS (MAJOR REGIONAL) (1.8%)
       Bank of New York Co., Inc......        169,700       6,788,000
                                                         ------------
    FINANCIAL (DIVERSIFIED) (1.6%)
       American Express Co............         36,500       6,068,125
                                                         ------------
  TOTAL FINANCIAL....................................      12,856,125
                                                         ------------
                                               SHARES           VALUE
---------------------------------------------------------------------
  HEALTH CARE (10.5%)
    HEALTH CARE (DIVERSIFIED) (7.4%)
       American Home Products Corp....         98,100    $  3,868,819
       Bristol-Myers Squibb Co........        164,700      10,571,681
       Warner-Lambert Co..............        167,100      13,691,756
                                                         ------------
                                                           28,132,256
                                                         ------------
    HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) (3.1%)
       Merck & Co., Inc...............         73,100       4,902,269
       Pfizer, Inc....................        213,900       6,938,381
                                                         ------------
                                                           11,840,650
                                                         ------------
  TOTAL HEALTH CARE..................................      39,972,906
                                                         ------------
  TECHNOLOGY (32.0%)
    COMMUNICATION EQUIPMENT (10.9%)
       (a)American Tower Corp. 'A'....        203,900       6,231,694
       (a)JDS Uniphase Corp...........         27,700       4,468,356
       Lucent Technologies, Inc.......         69,200       5,177,025
       Motorola, Inc..................         93,300      13,738,425
       Nortel Networks Corp...........        116,600      11,776,600
                                                         ------------
                                                           41,392,100
                                                         ------------
    COMPUTERS (HARDWARE) (1.3%)
       (a)Sun Microsystems, Inc.......         64,000       4,956,000
                                                         ------------
    COMPUTERS (NETWORKING) (5.2%)
       (a)Cisco Systems, Inc..........        185,000      19,818,125
                                                         ------------
    COMPUTERS (SOFTWARE & SERVICES) (6.9%)
       (a)America Online, Inc.........         64,200       4,843,087
       (a)Microsoft Corp..............        183,800      21,458,650
                                                         ------------
                                                           26,301,737
                                                         ------------
    ELECTRONICS (SEMICONDUCTORS) (6.3%)
       Intel Corp.....................        125,300      10,313,757
       (a)Maxim Integrated
         Products, Inc................        209,100       9,866,906
       Texas Instruments, Inc.........         41,800       4,049,375
                                                         ------------
                                                           24,230,038
                                                         ------------
    EQUIPMENT (SEMICONDUCTORS) (1.4%)
       (a)Applied Materials, Inc......         42,000       5,320,875
                                                         ------------
  TOTAL TECHNOLOGY...................................     122,018,875
                                                         ------------
  UTILITIES (1.8%)
    ELECTRIC COMPANIES (1.8%)
       Montana Power Co...............        193,100       6,963,669
                                                         ------------
TOTAL LONG-TERM INVESTMENTS (95.3%) (COST
$289,487,016)........................................     362,994,206
                                                         ------------
                                                  PAR
                                                VALUE
                                          -----------
SHORT-TERM INVESTMENT (5.0%)
  REPURCHASE AGREEMENT (5.0%)
    Chase Securities, Inc., 2.60%,
      dated                               $18,844,000
      12/31/99, due 1/3/00, to be repurchased
      at $18,848,083 collateralized by
      $19,230,858 U.S. Treasury Notes, 6.125%,
      due 12/31/01, valued at $19,230,858
      (COST $18,844,000).............................      18,844,000
                                                         ------------
TOTAL INVESTMENTS (100.3%) (COST $308,331,016).......     381,838,206
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)........        (997,208)
                                                         ------------
NET ASSETS (100%)....................................    $380,840,998
                                                         ============

---------------

(a)         --  Non-income producing security
+           --  The common stocks are classified by sectors which represent broad groupings of related industries.

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $308,331,016)..................      $ 381,838,206
  Receivable for:
    Fund Shares Sold........................................          3,827,952
    Dividends...............................................            118,757
    Interest................................................              1,361
  Deferred Organizational Costs.............................             10,832
  Other.....................................................              9,145
                                                                  -------------
    Total Assets............................................        385,806,253
                                                                  -------------
LIABILITIES:
  Payable for:
    Investments Purchased...................................          3,784,069
    Distribution Fees.......................................            428,799
    Fund Shares Redeemed....................................            319,192
    Investment Advisory Fees................................            241,153
    Administrative Fees.....................................             74,593
    Shareholder Reporting Expenses..........................             34,691
    Transfer Agent Fees.....................................             30,501
    Directors' Fees and Expenses............................             22,130
    Professional Fees.......................................             18,479
    Bank Overdraft..........................................              5,665
    Custody Fees............................................              3,631
  Other.....................................................              2,352
                                                                  -------------
    Total Liabilities.......................................          4,965,255
                                                                  -------------
NET ASSETS..................................................      $ 380,840,998
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      15,247
  Paid in Capital in Excess of Par..........................        290,178,519
  Net Unrealized Appreciation on Investments................         73,507,190
  Accumulated Net Realized Gain.............................         19,090,732
  Accumulated Net Investment Loss...........................         (1,950,690)
                                                                  -------------
NET ASSETS..................................................      $ 380,840,998
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $109,845,926 and 4,297,911 Shares
    Outstanding)............................................      $       25.56
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $       27.12
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $230,109,027 and 9,296,880 Shares
    Outstanding)*...........................................      $       24.75
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $40,886,045 and 1,652,506 Shares
    Outstanding)*...........................................      $       24.74
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   924,150
  Interest..................................................          266,436
                                                                  -----------
   Total Income.............................................        1,190,586
                                                                  -----------
EXPENSES:
  Investment Advisory Fees..................................        1,375,910
  Distribution Fees (Attributed to Classes A, B and C of
    $104,390, $954,183 and $156,305, respectively)..........        1,214,878
  Administrative Fees.......................................          384,274
  Transfer Agent Fees.......................................           93,898
  Shareholder Reports.......................................           50,607
  Filing and Registration Fees..............................           39,692
  Professional Fees.........................................           31,511
  Directors' Fees and Expenses..............................           12,120
  Custodian Fees............................................            6,599
  Amortization of Organizational Costs......................            4,409
  Other.....................................................            5,408
                                                                  -----------
   Total Expenses...........................................        3,219,306
   Less Expense Reductions..................................          (93,002)
                                                                  -----------
   Net Expenses.............................................        3,126,304
                                                                  -----------
Net Investment Income/Loss..................................       (1,935,718)
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       21,381,649
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       38,496,198
                                                                  -----------
  End of the Period:
    Investments.............................................       73,507,190
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       35,010,992
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       56,392,641
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $54,456,923
                                                                  ===========

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 1999         YEAR ENDED
                                                                        (UNAUDITED)      JUNE 30, 1999
------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (1,935,718)     $  (2,961,000)
  Net Realized Gain/Loss....................................             21,381,649         24,593,000
  Net Unrealized Appreciation/Depreciation..................             35,010,992         32,373,000
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             54,456,923         54,005,000
                                                                  -----------------      -------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A...................................................             (5,402,875)        (4,962,000)
  Class B...................................................            (12,406,790)       (11,751,000)
  Class C...................................................             (2,124,638)        (2,021,000)
                                                                  -----------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...            (19,934,303)       (18,734,000)
                                                                  -----------------      -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................            111,015,884         95,378,000
  Distributions Reinvested..................................             18,264,016         17,353,000
  Redeemed..................................................            (60,168,039)       (90,199,000)
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             69,111,861         22,532,000
                                                                  -----------------      -------------
  Total Increase/Decrease in Net Assets.....................            103,634,481         57,803,000
NET ASSETS--Beginning of Period.............................            277,206,517        219,404,000
                                                                  -----------------      -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(1,950,690) and $(15,000),
  respectively).............................................      $     380,840,998      $ 277,207,000
                                                                  =================      =============
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................              2,334,736          1,623,000
     Distributions Reinvested...............................                201,931            266,000
     Redeemed...............................................             (1,450,938)        (1,877,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......              1,085,729             12,000
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $      55,812,271      $  31,396,000
     Distributions Reinvested...............................              4,868,559          4,594,000
     Redeemed...............................................            (34,730,067)       (34,991,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $      25,950,763      $     999,000
                                                                  =================      =============
   Ending Paid in Capital...................................      $      83,415,812      $  57,462,000+
                                                                  =================      =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................              1,513,024          2,694,000
     Distributions Reinvested...............................                491,266            650,000
     Redeemed...............................................               (579,882)        (2,106,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......              1,424,408          1,238,000
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $      34,950,455      $  50,034,000
     Distributions Reinvested...............................             11,475,970         10,965,000
     Redeemed...............................................            (13,354,126)       (38,411,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $      33,072,299      $  22,588,000
                                                                  =================      =============
   Ending Paid in Capital...................................      $     175,759,876      $ 142,680,000+
                                                                  =================      =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                881,516            744,000
     Distributions Reinvested...............................                 82,205            106,000
     Redeemed...............................................               (527,036)          (900,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......                436,685            (50,000)
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $      20,253,158      $  13,948,000
     Distributions Reinvested...............................              1,919,487          1,794,000
     Redeemed...............................................            (12,083,846)       (16,797,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $      10,088,799      $  (1,055,000)
                                                                  =================      =============
   Ending Paid in Capital...................................      $      31,018,078      $  20,928,000+
                                                                  =================      =============

-----------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                   DECEMBER 31, 1999      ---------------------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)#        1999#        1998#         1997      TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $          22.984      $20.007      $ 16.98      $ 14.40      $         12.00
                                                   -----------------      -------      -------      -------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................                 (0.086)      (0.141)       (0.07)        0.01                 0.06
  Net Realized and Unrealized Gain/Loss......                  4.107        4.712         5.03         3.95                 2.40
                                                   -----------------      -------      -------      -------      ---------------
  Total From Investment Operations...........                  4.021        4.571         4.96         3.96                 2.46
                                                   -----------------      -------      -------      -------      ---------------
DISTRIBUTIONS
  Net Investment Income......................                     --           --           --        (0.03)               (0.06)
  Net Realized Gain..........................                 (1.447)      (1.594)       (1.93)       (1.35)                  --
                                                   -----------------      -------      -------      -------      ---------------
  Total Distributions........................                 (1.447)      (1.594)       (1.93)       (1.38)               (0.06)
                                                   -----------------      -------      -------      -------      ---------------
NET ASSET VALUE, END OF PERIOD...............      $          25.558      $22.984      $ 20.01      $ 16.98      $         14.40
                                                   =================      =======      =======      =======      ===============
TOTAL RETURN (1).............................                  17.85%**     25.57%       30.93%       28.93%               20.52%**
                                                   =================      =======      =======      =======      ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $         109,846      $73,829      $64,035      $22,521      $         5,382
Ratio of Expenses to Average Net Assets......                   1.50%        1.50%        1.50%        1.57%                2.03%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................                  (0.67)%      (0.73)%      (0.37)%      (0.04)%               1.22%
Portfolio Turnover Rate......................                     71%**       282%         308%         241%                 204%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During
  the Period
  Per Share Benefit to Net Investment
    Income/Loss..............................      $            0.01      $  0.02      $  0.04      $  0.02      $          0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                   1.59%        1.61%        1.71%        2.38%                3.26%
  Net Investment Income/Loss to Average Net
    Assets...................................                  (0.78)%      (0.84)%      (0.59)%      (0.85)%              (0.01)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on securities
  sold short.................................                   1.50%        1.50%        1.50%        1.50%                1.50%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 1999      -----------------------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                    (UNAUDITED)#         1999#         1998#         1997      TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......      $          22.380      $ 19.670      $  16.85      $ 14.38      $         12.00
                                                 -----------------      --------      --------      -------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...............                 (0.170)       (0.282)        (0.21)       (0.02)                0.03
  Net Realized and Unrealized Gain/Loss....                  3.988         4.586          4.96         3.86                 2.39
                                                 -----------------      --------      --------      -------      ---------------
  Total From Investment Operations.........                  3.818         4.304          4.75         3.84                 2.42
                                                 -----------------      --------      --------      -------      ---------------
DISTRIBUTIONS
  Net Investment Income....................                     --            --            --        (0.02)               (0.04)
  Net Realized Gain........................                 (1.447)       (1.594)        (1.93)       (1.35)                  --
                                                 -----------------      --------      --------      -------      ---------------
  Total Distributions......................                 (1.447)       (1.594)        (1.93)       (1.37)               (0.04)
                                                 -----------------      --------      --------      -------      ---------------
NET ASSET VALUE, END OF PERIOD.............      $          24.751      $ 22.380      $  19.67      $ 16.85      $         14.38
                                                 =================      ========      ========      =======      ===============
TOTAL RETURN (1)...........................                  17.44%**      24.59%        29.94%       28.01%               20.18%**
                                                 =================      ========      ========      =======      ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........      $         230,109      $176,189      $130,497      $34,382      $         2,426
Ratio of Expenses to Average Net Assets....                   2.25%         2.25%         2.25%        2.32%                2.67%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................                  (1.42)%       (1.50)%       (1.11)%      (0.83)%               0.43%
Portfolio Turnover Rate....................                     71%**        282%          308%         241%                 204%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss............................      $            0.01      $   0.02      $   0.04      $  0.02      $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...........                   2.34%         2.36%         2.47%        2.88%                3.79%
  Net Investment Income/Loss to Average Net
    Assets.................................                  (1.53)%       (1.61)%       (1.34)%      (1.43)%              (0.69)%
Ratio of Expenses to Average Net Assets
  excluding dividend expense on securities
  sold short...............................                   2.25%         2.25%         2.25%        2.25%                2.25%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED            YEAR ENDED JUNE 30,
                                                    DECEMBER 31, 1999      --------------------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                       (UNAUDITED)#        1999#        1998#        1997      TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $          22.363      $19.655      $ 16.83      $14.37      $         12.00
                                                    -----------------      -------      -------      ------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..................                 (0.170)      (0.278)       (0.21)      (0.06)                0.03
  Net Realized and Unrealized Gain/Loss.......                  3.996        4.580         4.97        3.89                 2.38
                                                    -----------------      -------      -------      ------      ---------------
  Total From Investment Operations............                  3.826        4.302         4.76        3.83                 2.41
                                                    -----------------      -------      -------      ------      ---------------
DISTRIBUTIONS
  Net Investment Income.......................                     --           --           --       (0.02)               (0.04)
  Net Realized Gain...........................                 (1.447)      (1.594)       (1.93)      (1.35)                  --
                                                    -----------------      -------      -------      ------      ---------------
  Total Distributions.........................                 (1.447)      (1.594)       (1.93)      (1.37)               (0.04)
                                                    -----------------      -------      -------      ------      ---------------
NET ASSET VALUE, END OF PERIOD................      $          24.742      $22.363      $ 19.66      $16.83      $         14.37
                                                    =================      =======      =======      ======      ===============
TOTAL RETURN (1)..............................                  17.45%**     24.67%       29.90%      28.04%               20.10%**
                                                    =================      =======      =======      ======      ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).............      $          40,886      $27,189      $24,872      $9,410      $         2,582
Ratio of Expenses to Average Net Assets.......                   2.25%        2.25%        2.25%       2.32%                2.67%
Ratio of Net Investment Income/Loss to Average
  Net Assets..................................                  (1.42)%      (1.48)%      (1.13)%     (0.77)%               0.44%
Portfolio Turnover Rate.......................                     71%**       282%         308%        241%                 204%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss...............................      $            0.01      $  0.02      $  0.04      $ 0.02      $          0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..............                   2.34%        2.36%        2.25%       3.23%                3.80%
  Net Investment Income/Loss to Average Net
    Assets....................................                  (1.53)%      (1.59)%      (1.35)%     (1.67)%              (0.69)%
Ratio of Expenses to Average Net Assets
  excluding dividend
  expense on securities sold short............                   2.25%        2.25%        2.25%       2.25%                2.25%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. SHORT SALES: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the

-----------------------
          12

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
securities as well as pay dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities, or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities, or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
    COST          APPREC.        DEPREC.       DEPRECIATION
------------    -----------    ------------    -------------
$308,331,016    $78,258,726    $(4,751,536)    $73,507,190

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.90%              1.50%               2.25%

For the period ended December 31, 1999, the Fund recognized expenses of $9,840 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                                                              ------------------
                                                                    13

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $496,301 for Class A shares and deferred sales charges of $229,651 and $3,502 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $36,475 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $246,636,599 and sales of $207,337,441 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                          VAN KAMPEN FOCUS EQUITY FUND
                  (FORMERLY VAN KAMPEN AGGRESSIVE EQUITY FUND)
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Focus Equity Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  10,452,339    49,081
Jerry D. Choate.............................................  10,451,838    49,582
Linda Hutton Heagy..........................................  10,451,617    49,804
R. Craig Kennedy............................................  10,452,490    48,931
Mitchell M. Merin...........................................  10,453,787    47,634
Jack E. Nelson..............................................  10,452,122    49,298
Richard F. Powers, III......................................  10,453,067    48,354
Phillip B. Rooney...........................................  10,451,718    49,703
Fernando Sisto..............................................  10,448,403    53,018
Wayne W. Whalen.............................................  10,452,243    49,177
Suzanne H. Woolsey..........................................  10,450,887    50,534
Paul G. Yovovich............................................  10,452,523    48,897

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

  AFFIRMATIVE      AGAINST      ABSTAIN
  -----------      -------      -------
   10,415,463      25,838       60,120

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

       MSAE SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       474 574 674

                                   VAN KAMPEN
                              MID CAP GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                         VAN KAMPEN MID CAP GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   12

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                         VAN KAMPEN MID CAP GROWTH FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Services                         31.9%
Consumer Products-Miscellaneous  15.4%
Short-Term Investment            15.3%
Capital Equipment                13.6%
Materials                         6.5%
Other                             5.5%
Finance                           5.3%
Health Care                       4.4%
Energy                            1.5%
Capital Goods                     0.6%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                             CLASS A       CLASS B       CLASS C       S&P MIDCAP
                                                              SHARES        SHARES        SHARES        400 INDEX
                                                             --------      --------      --------      -----------
Since Inception (October 25, 1999)
  With Sales Charge*...................................        20.45%        22.70%        26.80%          N/A
  Without Sales Charge***..............................        27.80%        27.70%        27.80%        16.42%
Commencement Date......................................      10/25/99      10/25/99      10/25/99          N/A

The Standard & Poor's MidCap 400 Index is a broad-based index that reflects the general performance of 400 domestic mid-cap stocks.
  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                           PERCENT OF
SECURITY                               SECTOR              NET ASSETS
--------                   ------------------------------  ----------
VERITAS Software Corp.           Computers/Software           3.1%
McLeodUSA, Inc.                  Telecommunications           1.5%
Omnipoint Corp.                  Telecommunications
                                (Cellular/Wireless)           1.5%
MedImmune, Inc.             HealthCare (Drugs-Generic &          %
                                      Others)                 1.5
QLogic Corp.                  Electronic Components -            %
                                   Miscellaneous              1.5

(1) excludes Short-Term Investment

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                 ----------   ----------
Services                               $9,481,512     31.9%
Consumer Products - Miscellaneous       4,592,650     15.4%
Capital Equipment                       4,053,991     13.6%
Materials                               1,943,412      6.5%
Finance                                 1,580,950      5.3%

+ These sectors represent broad groupings of related industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                         VAN KAMPEN MID CAP GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS SINCE THE FUND'S INCEPTION ON OCTOBER 25, 1999. SINCE THAT DATE THE FUND HAS BEEN MANAGED BY ARDEN C. ARMSTRONG, DAVID P. CHU, AND STEVE B. CHULIK, PORTFOLIO MANAGERS, MILLER ANDERSON & SHERRERD, LLP. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE PERIOD FROM INCEPTION TO DECEMBER 31, 1999.

Q. HOW WAS THE FUND AFFECTED BY MARKET CONDITIONS SINCE ITS INCEPTION?
A. The Fund launched its operations in the midst of a stock-market rally driven primarily by technology stocks. While the Dow Jones Industrial Average--perhaps the most widely recognized stock market index--performed well during the final months of the year, it was the technology-heavy NASDAQ stock index that stole the show, returning a phenomenal 45 percent between October 25 and December 31.

Q. GIVEN THESE CONDITIONS, WHAT STRATEGIES DID YOU USE TO SELECT STOCKS FOR THE FUND?
A. While market conditions provide the backdrop for our investment decisions, they don't have a direct impact on how we manage the Fund. In all types of market environments, we apply a four-step process when deciding which stocks to add to the portfolio. First, objective research helps us screen out companies that don't meet our investment criteria--including such factors as market capitalization and earnings growth rates. Then we examine each stock's fundamentals by analyzing quantitative factors such as sales growth or profit margins and more subjective measures such as our assessment of a company's management quality and strategic position. We then use valuation analysis to eliminate from consideration the stocks that we believe are the most overvalued. Finally, to increase the Fund's diversification, we look to invest in companies representing a variety of industries.

Our goal is to invest in companies in which we believe business is good and getting better. This approach benefited the Fund during the brief reporting period, as many of our individual stock picks--especially in the technology area--enjoyed excellent results.

Q. COULD YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT PARTICULARLY HELPED THE FUND?
A. Sure. In the area of wireless communications, the Fund benefited greatly from its investment in Qualcomm. Qualcomm has pioneered CDMA (code division multiple access) technology, which is rapidly becoming a standard used in wireless phones worldwide. This stock performed exceptionally well for the Fund, but we sold it late in the reporting period because the stock's valuation had vaulted it beyond the market capitalization range in which we typically invest. Other stocks in the wireless-communications area that helped the Fund's return included service providers Omnipoint, Voicestream, and Western Wireless; and RF Micro Devices, which, among other businesses, makes essential components for cellular phones.

The Fund's results were also boosted by its holdings in the data-storage area. As the Internet becomes an increasingly important part of daily life, it's necessary to develop systems to store all of the information being generated. Along those lines, we invested successfully in Veritas, a software company that helps businesses manage and store large amounts of data, and QLogic, which develops products that connect storage devices to computers.

Q. DID ANY NONTECHNOLOGY STOCKS HELP THE FUND?
A. Yes, we were pleased with the Fund's investments in media stocks. For example, Univision, the nation's largest Spanish-language television network, has been able to capitalize on the increasing economic influence of Spanish speakers in the United States, as has radio broadcaster Hispanic Broadcasting. We benefited from owning both of these stocks during the reporting period. Other media stocks that helped our results were TV Guide, advertising firm Young and Rubicam, and cable company Jones Intercable. Also, although most electric utility companies performed poorly in recent months, we were very pleased with our investment in Calpine, which proved to be an exception to that trend.

Keep in mind that not all stocks in the Fund performed as favorably, nor is there any guarantee they will continue to do so in the future.

-----------------------
           4

                         VAN KAMPEN MID CAP GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q. WHAT ARE SOME STOCKS THAT HURT THE FUND'S PERFORMANCE?
A. The Fund's disappointments during the reporting period were generally on a stock-by-stock basis, rather than a particular industry as a whole. Cheap Tickets, a leading retail seller of discount tickets for domestic air travel, saw its stock price decline throughout the reporting period--the company's earnings suffered in the midst of an airline price war. Meanwhile, Medquist, which provides document-management services to the health care industry, also performed poorly, as many health care stocks struggled in the face of uncertainty about how political reforms may affect the industry's profitability. The Fund was also negatively affected by our investment in barnesandnoble.com, the Internet arm of the bookselling chain, proving that not all Internet companies thrived during the fourth quarter of 1999.

Q. HOW DID THE FUND PERFORM OVERALL?
A. Very well, thanks to the excellent results of many individual holdings in the Fund's portfolio. The Fund achieved a total return of 27.80 percent (Class A shares at net asset value) during the period from inception on October 28, 1999, to December 31, 1999. By comparison, the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted measure of 400 stocks in the midrange sector of the market, returned 16.42 percent. Keep in mind that this index is a statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. It's not possible to invest directly in an index. Past performance doesn't guarantee future results.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, this outlook may in part depend on whether the Federal Reserve again increases interest rates soon. Although recent rate increases haven't had a substantially adverse effect on stock prices, another one could be more consequential. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative reaction that could result if investors were to lose their enthusiasm for growth stocks. Regardless of the short-term market environment, however, we believe that our best long-term course of action is to stick with our investment discipline and continue to identify those stocks we believe will provide the best long-term results for the Fund.

                                                              ------------------

                         VAN KAMPEN MID CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES          VALUE
---------------------------------------------------------------------

COMMON STOCKS+ (79.2%)
  CAPITAL EQUIPMENT (13.6%)
    ELECTRICAL & ELECTRONICS (9.6%)
       (a)Applied Micro Circuits
         Corp...........................         2,700    $   343,575
       (a)Atmel Corp....................         6,000        177,375
       (a)Broadcom Corp.................         1,000        272,375
       (a)DII Group, Inc................         2,500        177,422
       (a)KLA-Tencor Corp...............         1,800        200,475
       Linear Technology Corp...........         3,900        279,094
       (a)Maxim Integrated
         Products, Inc..................         7,800        368,062
       Novellus Systems, Inc............         3,000        367,594
       (a)Samina Corp...................         1,600        159,800
       (a)SDL, Inc......................         1,200        261,600
       (a)Vitesse Semiconductor.........         4,600        241,213
                                                          -----------
                                                            2,848,585
                                                          -----------
    ELECTRONIC COMPONENTS-MISCELLANEOUS (1.5%)
       (a)QLogic Corp...................         2,800        447,650
                                                          -----------
    ENERGY EQUIPMENT & SERVICES (2.5%)
       (a)BJ Services Co................         7,800        326,137
       Global Marine, Inc...............         9,400        156,275
       (a)Nabors Industries, Inc........         8,900        275,344
                                                          -----------
                                                              757,756
                                                          -----------
  TOTAL CAPITAL EQUIPMENT.............................      4,053,991
                                                          -----------
  CAPITAL GOODS (0.6%)
    MULTI-INDUSTRY (0.6%)
       Danaher Corp.....................         3,300        159,225
                                                          -----------
  CONSUMER PRODUCTS-MISCELLANEOUS (15.4%)
    APPLIANCES & HOUSEHOLD DURABLES (0.7%)
       Dial Corp........................         8,200        199,363
                                                          -----------
    BEVERAGES & TOBACCO (0.6%)
       (a)Beringer Wine Estates
         Holdings, Inc..................         4,200        167,475
                                                          -----------
    COMPUTERS/SOFTWARE (12.1%)
       Adobe Systems, Inc...............         2,800        188,300
       (a)At Home Corp. `A'.............         5,400        231,525
       (a)CheckFree Holdings Corp.......         2,400        250,800
       (a)Digex, Inc....................           700         48,125
       (a)Digital Island, Inc...........         1,500        142,687
       Electronics for Imaging, Inc.....         3,500        294,000
       (a)Exodus
         Communications, Inc............         2,000        177,625
       (a)Inktomi Corp..................         2,800        248,500
       (a)NaviSite, Inc.................           200         20,000
       (a)Portal Software, Inc..........         1,300        133,738
       (a)PSINet, Inc...................         4,300        265,525
       (a)Rational Software Corp........         5,900        289,837
       (a)Siebel Systems, Inc...........         4,600        386,400
       (a)VERITAS Software Corp.........         6,550        937,469
                                                          -----------
                                                            3,614,531
                                                          -----------
    RETAIL-GENERAL (2.0%)
       (a)barnesandnoble.com, Inc.......         8,500        120,594
       (a)Ticketmaster
         Online-CitySearch, Inc.........         5,800        222,937
       Tiffany & Co.....................         3,000        267,750
                                                          -----------
                                                              611,281
                                                          -----------
  TOTAL CONSUMER PRODUCTS-MISCELLANEOUS...............      4,592,650
                                                          -----------
                                                SHARES          VALUE
---------------------------------------------------------------------
  ENERGY (1.5%)
    ENERGY SOURCES (1.5%)
       (a)Calpine Corp..................         5,300    $   339,200
       Devon Energy Corp................         3,400        111,775
                                                          -----------
  TOTAL ENERGY........................................        450,975
                                                          -----------
  FINANCE (5.3%)
    BANKING (1.8%)
       National Commerce Bancorp........         9,800        222,338
       Zions Bancorp....................         5,100        301,856
                                                          -----------
                                                              524,194
                                                          -----------
    FINANCIAL SERVICES (3.5%)
       Allied Capital Corp. II..........         6,200        113,538
       (a)Concord EFS, Inc..............         7,200        185,400
       (a)DLJdirect, Inc................         8,900        120,706
       (a)E*TRADE Group, Inc............         6,600        172,425
       Heller Financial, Inc............         7,800        156,487
       (a)Knight/Trimark Group, Inc.....         6,700        308,200
                                                          -----------
                                                            1,056,756
                                                          -----------
  TOTAL FINANCE.......................................      1,580,950
                                                          -----------
  HEALTH CARE (4.4%)
    HEALTH CARE (DRUGS-GENERIC & OTHERS) (4.4%)
       (a)Biogen, Inc...................         2,600        219,700
       (a)Biovail Corporation
         International..................         3,100        290,625
       (a)Chiron Corp...................         5,900        250,013
       (a)Forest Laboratories, Inc.
         `A'............................         1,800        110,588
       MedImmune, Inc...................         2,700        447,862
                                                          -----------
  TOTAL HEALTH CARE...................................      1,318,788
                                                          -----------
  MATERIALS (6.5%)
    SATELLITE TELECOMMUNICATIONS (1.8%)
       (a)Gilat Satellite Networks
         Ltd............................         1,500        178,125
       (a)Globalstar Telecommunications
         Ltd............................         4,700        206,800
       (a)Loral Space &
         Communications.................         6,900        167,756
                                                          -----------
                                                              552,681
                                                          -----------
    TELECOMMUNICATIONS EQUIPMENT (4.7%)
       ANTEC Corp.......................         3,300        120,450
       (a)CIENA Corp....................         3,600        207,000
       (a)Harmonic, Inc.................         4,000        379,750
       Optical Coating
         Laboratory, Inc................         1,500        444,000
       (a)RF Micro Devices, Inc.........         3,500        239,531
                                                          -----------
                                                            1,390,731
                                                          -----------
  TOTAL MATERIALS.....................................      1,943,412
                                                          -----------
  SERVICES (31.9%)
    ADVERTISING SERVICES (4.6%)
       DoubleClick, Inc.................         1,500        379,594
       (a)Lamar Advertising Co..........         3,300        199,856
       (a)TMP Worldwide, Inc............         3,000        426,000
       Young & Rubicam, Inc.............         5,200        367,900
                                                          -----------
                                                            1,373,350
                                                          -----------
    BROADCASTING & PUBLISHING (10.2%)
       (a)Cablevision Systems Corp......         2,300        173,650
       (a)Charter
         Communications, Inc............         7,500        164,063
       (a)Citadel Communications
         Corp...........................         4,300        278,962
       (a)Hispanic Broadcasting Corp....         2,600        239,769
       (a)Imax Corp.....................         7,000        191,625

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES          VALUE
---------------------------------------------------------------------
       (a)Jones Intercable, Inc.........         2,800    $   194,075
    BROADCASTING & PUBLISHING (CONT.)
       (a)Liberty Digital, Inc..........         5,200        386,100
       (a)MGM Grand, Inc................         3,900        196,219
       (a)Premier Parks, Inc............         7,200        207,900
       Reader's Digest
         Association, Inc. (The) `A'....         4,600        134,550
       (a)TV Guide, Inc.................         8,600        369,800
       (a)Univision
         Communications, Inc............         2,700        275,906
       (a)Valassis
         Communications, Inc............         5,600        236,600
                                                          -----------
                                                            3,049,219
                                                          -----------
    BUSINESS & PUBLIC SERVICES (3.6%)
       (a)Dycom Industries, Inc.........         5,300        233,531
       (a)Entrust Technologies, Inc.....         3,600        215,775
       (a)FISERV, Inc...................         7,400        283,512
       (a)USWeb Corp....................         7,700        342,169
                                                          -----------
                                                            1,074,987
                                                          -----------
    COMMERCIAL SERVICES (3.2%)
       (a)Network Solutions, Inc. `A'...         1,100        239,319
       (a)Sapient Corp..................         3,000        422,812
       (a)Verio, Inc....................         6,000        277,125
                                                          -----------
                                                              939,256
                                                          -----------
    HEALTHCARE SUPPLIES & SERVICES (3.3%)
       (a)Health Management
         Associates, Inc. `A'...........        15,300        204,637
       (a)Lincare Holdings, Inc.........        11,700        405,844
       (a)Medquist, Inc.................         5,200        134,225
       (a)MiniMed, Inc..................         3,100        227,075
                                                          -----------
                                                              971,781
                                                          -----------
    SERVICES-MISCELLANEOUS/DIVERSIFIED (0.6%)
       (a)Edison Schools, Inc...........         2,000         31,500
       (a)United Rentals, Inc...........         7,800        133,575
                                                          -----------
                                                              165,075
                                                          -----------
    TELECOMMUNICATIONS (2.8%)
       (a)McLeodUSA, Inc................         7,800        459,225
       (a)NEXTLINK
         Communications, Inc............         4,600        382,088
                                                          -----------
                                                              841,313
                                                          -----------
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (3.6%)
       (a)Omnipoint Corp................         3,800        458,375
       (a)Tritel, Inc...................         5,500        174,281
       (a)Western Wireless Corp.........         6,500        433,875
                                                          -----------
                                                            1,066,531
                                                          -----------
  TOTAL SERVICES......................................      9,481,512
                                                          -----------
  TOTAL LONG-TERM INVESTMENTS (79.2%)
    (COST $20,462,787)................................     23,581,503
                                                          -----------

                                                   PAR
                                                 VALUE          VALUE
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (15.3%)
  REPURCHASE AGREEMENT (15.3%)
    Chase Securities, Inc., 2.60%, dated    $4,549,000
      12/31/99, due 1/3/00, to be repurchased
      at $4,549,986 collateralized by $4,539,760
      U.S. Treasury Notes, 6.125%,
      due 12/31/01, valued at $4,539,760
      (COST $4,549,000)...............................    $ 4,549,000
                                                          -----------
TOTAL INVESTMENTS (94.5%) (COST $25,011,787)..........     28,130,503
OTHER ASSETS IN EXCESS OF LIABILITIES (5.5%)..........      1,635,004
                                                          -----------
NET ASSETS (100%).....................................    $29,765,507
                                                          ===========

---------------

(a)         --  Non-income producing security
+           --  The common stocks are classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $25,011,787) (including
    repurchase agreement of $4,549,000).....................      $      28,130,503
  Cash......................................................                    594
  Receivable for:
    Fund Shares Sold........................................              1,687,492
    Investments Sold........................................                  2,471
    Dividends...............................................                  1,692
    Interest................................................                    503
                                                                  -----------------
    Total Assets............................................             29,823,255
                                                                  -----------------
LIABILITIES:
  Payable for:
    Distribution Fees.......................................                 16,498
    Investment Advisory Fees................................                 13,172
    Fund Shares Redeemed....................................                  8,888
    Shareholder Reporting Expenses..........................                  8,168
    Professional Fees.......................................                  5,455
    Administrative Fees.....................................                  4,837
    Custody Fees............................................                    371
    Directors' Fees and Expenses............................                    353
  Other.....................................................                      6
                                                                  -----------------
    Total Liabilities.......................................                 57,748
                                                                  -----------------
NET ASSETS..................................................      $      29,765,507
                                                                  =================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $           2,330
  Paid in Capital in Excess of Par..........................             26,240,704
  Net Unrealized Appreciation on Investments................              3,118,716
  Accumulated Net Realized Gain.............................                444,373
  Accumulated Net Investment Loss...........................                (40,616)
                                                                  -----------------
NET ASSETS..................................................      $      29,765,507
                                                                  =================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $12,854,276 and 1,006,022
    Shares Outstanding).....................................      $           12.78
                                                                  =================
  Maximum Sales Charge......................................                  5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $           13.56
                                                                  =================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $8,308,938 and 650,792 Shares Outstanding)*...      $           12.77
                                                                  =================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $8,602,293 and 673,557 Shares Outstanding)*...      $           12.77
                                                                  =================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                     OCTOBER 25, 1999* TO DECEMBER 31, 1999
                                  (UNAUDITED)


----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $    3,713
  Interest..................................................          23,974
                                                                  ----------
   Total Income.............................................          27,687
                                                                  ----------
EXPENSES:
  Investment Advisory Fees..................................          18,837
  Distribution Fees (Attributed to Classes A, B and C of
    $2,617, $6,269 and $7,899, respectively)................          16,785
  Filing and Registration Fees..............................          11,225
  Shareholder Reports.......................................           8,168
  Administrative Fees.......................................           6,725
  Professional Fees.........................................           5,811
  Custodian Fees............................................             371
  Directors' Fees and Expenses..............................             353
  Transfer Agent Fees.......................................              23
  Other.....................................................               5
                                                                  ----------
   Total Expenses...........................................          68,303
                                                                  ----------
Net Investment Income/Loss..................................         (40,616)
                                                                  ----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         444,373
                                                                  ----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................              --
                                                                  ----------
  End of the Period:
    Investments.............................................       3,118,716
                                                                  ----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       3,118,716
                                                                  ----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       3,563,089
                                                                  ----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $3,522,473
                                                                  ==========

---------------

  *  Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   OCTOBER 25, 1999* TO
                                                                      DECEMBER 31, 1999
                                                                            (UNAUDITED)
---------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................       $           (40,616)
  Net Realized Gain/Loss....................................                   444,373
  Net Unrealized Appreciation/Depreciation..................                 3,118,716
                                                                   -------------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                 3,522,473
                                                                   -------------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................                24,821,486
  Redeemed..................................................                  (578,452)
                                                                   -------------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................                24,243,034
                                                                   -------------------
  Total Increase/Decrease in Net Assets.....................                27,765,507
NET ASSETS--Beginning of Period.............................                 2,000,000
                                                                   -------------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(40,616) at December 31, 1999)........       $        29,765,507
                                                                   ===================
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed (Initial Shares of 70,000)..................                 1,021,486
     Redeemed...............................................                   (15,464)
                                                                   -------------------
   Net Increase/Decrease in Class A Shares Outstanding......                 1,006,022
                                                                   ===================
   Dollars:
     Subscribed.............................................       $        10,821,433
     Redeemed...............................................                  (181,822)
                                                                   -------------------
   Net Increase/Decrease....................................       $        10,639,611
                                                                   ===================
   Beginning Paid in Capital................................       $           700,000
                                                                   ===================
   Ending Paid in Capital...................................       $        11,339,611
                                                                   ===================
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 70,000)..................                   659,143
     Redeemed...............................................                    (8,351)
                                                                   -------------------
   Net Increase/Decrease in Class B Shares Outstanding......                   650,792
                                                                   ===================
   Dollars:
     Subscribed.............................................       $         6,783,005
     Redeemed...............................................                   (96,524)
                                                                   -------------------
   Net Increase/Decrease....................................       $         6,686,481
                                                                   ===================
   Beginning Paid in Capital................................       $           700,000
                                                                   ===================
   Ending Paid in Capital...................................       $         7,386,481
                                                                   ===================
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 60,000)..................                   697,723
     Redeemed...............................................                   (24,166)
                                                                   -------------------
   Net Increase/Decrease in Class C Shares Outstanding......                   673,557
                                                                   ===================
   Dollars:
     Subscribed.............................................       $         7,217,048
     Redeemed...............................................                  (300,106)
                                                                   -------------------
   Net Increase/Decrease....................................       $         6,916,942
                                                                   ===================
   Beginning Paid in Capital................................       $           600,000
                                                                   ===================
   Ending Paid in Capital...................................       $         7,516,942
                                                                   ===================

-----------------

  *  Commencement of operations

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               CLASS A                   CLASS B                   CLASS C
                                                         --------------------      --------------------      --------------------
                                                         OCTOBER 25, 1999* TO      OCTOBER 25, 1999* TO      OCTOBER 25, 1999* TO
                                                            DECEMBER 31, 1999         DECEMBER 31, 1999         DECEMBER 31, 1999
SELECTED PER SHARE DATA AND RATIOS                               (UNAUDITED)#              (UNAUDITED)#              (UNAUDITED)#
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............      $            10.000       $            10.000       $            10.000
                                                         -------------------       -------------------       -------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.......................                   (0.025)                   (0.042)                   (0.040)
  Net Realized and Unrealized Gain/Loss............                    2.802                     2.809                     2.811
                                                         -------------------       -------------------       -------------------
  Total From Investment Operations.................                    2.777                     2.767                     2.771
                                                         -------------------       -------------------       -------------------
NET ASSET VALUE, END OF PERIOD.....................      $            12.777       $            12.767       $            12.771
                                                         ===================       ===================       ===================
TOTAL RETURN (1)...................................                    27.80%**                  27.70%**                  27.80%**
                                                         ===================       ===================       ===================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..................      $            12,854       $             8,309       $             8,602
Ratio of Expenses to Average Net Assets............                     2.22%                     2.98%                     2.98%
Ratio of Net Investment Income/Loss to Average Net
  Assets...........................................                    (1.15)%                   (1.90)%                   (1.90)%
Portfolio Turnover Rate............................                       44%**                     44%**                     44%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN MID CAP GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve long-term growth. The Fund commenced operations on October 25, 1999.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                               NET
                                          APPRECIATION/
   COST         APPREC.       DEPREC.     DEPRECIATION
-----------    ----------    ---------    -------------
$25,011,787    $3,511,790    $(393,074)   $3,118,716

5. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid

-----------------------
          12

                         VAN KAMPEN MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at 0.75% paid monthly and calculated at the annual rates based on average daily net assets.

For the period ended December 31, 1999, the Fund recognized expenses of $44 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At December 31, 1999, Van Kampen Funds, Inc. owned 7%, 11%, and 9% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $196,629 for Class A shares and deferred sales charges of $531 for Class B shares.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $24,066,772 and sales of $4,048,358 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
President, Chief Financial Officer of Asset Management of
Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

       1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555
                              / /www.vankampen.com

       MCG ANR 02/00                          -C- Van Kampen Funds Inc. 2000
       74 174 274

                                   VAN KAMPEN
                               GLOBAL EQUITY FUND
                                   [GRAPHIC]

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                         VAN KAMPEN GLOBAL EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders...........................    1
Economic Snapshot................................    2
Investment Overview..............................    3
Portfolio of Investments.........................    6
Statement of Assets and Liabilities..............    8
Statement of Operations..........................    9
Statement of Changes in Net Assets...............   10
Financial Highlights ............................   11
Notes to Financial Statements....................   12
Additional Information...........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States          31.7%
United Kingdom         11.6%
Japan                  10.2%
France                  8.8%
Other                   8.1%
Switzerland             8.1%
Germany                 5.3%
Spain                   4.0%
Italy                   3.7%
Netherlands             3.4%
Ireland                 2.7%
Short-Term Investment   2.4%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                         CLASS A             CLASS B             CLASS C          MSCI WORLD NET
                                                          SHARES              SHARES              SHARES          DIVIDENDS INDEX
                                                      --------------      --------------      --------------      ---------------
Six Months
  With Sales Charge*............................              -5.35%              -4.69%              -1.03%                 N/A
  Without Sales Charge***.......................               0.43%               0.00%              -0.09%              15.14%
One Year
  With Sales Charge*............................              -2.63%              -2.21%               1.55%                 N/A
  Without Sales Charge***.......................               3.32%               2.60%               2.51%              24.94%
Average Annual Since Inception
  With Sales Charge*............................               4.35%               5.14%               6.38%                 N/A
  Without Sales Charge***.......................               7.24%               6.43%               6.38%              24.78%
Commencement Date...............................            10/29/97            10/29/97            10/29/97                 N/A

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index that includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                 PERCENT OF
SECURITY                            COUNTRY      NET ASSETS
--------                         --------------  ----------
Cie Financiere Richemont AG       Switzerland       3.2%
Nippon Telegraph & Telephone
 Corp.                               Japan          3.1%
Nestle S.A. (Registered)          Switzerland       2.8%
Telefonica S.A.                      Spain          2.5%
Philip Morris Cos., Inc.         United States      2.3%

(1) excludes Short-Term Investment

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                  VALUE       NET ASSETS
------                               ------------   ----------
Consumer Goods                       $197,386,109     30.3%
Services                              150,552,133     23.1%
Finance                               130,401,656     20.0%
Materials                              64,005,693      9.8%
Energy                                 53,632,950      8.2%

+ These sectors represent broad groupings of related industries.

THE COUNTRY-SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD NET DIVIDENDS INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                         VAN KAMPEN GLOBAL EQUITY FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN GLOBAL EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY PORTFOLIO MANAGERS RICHARD BOON, PAUL BOYNE, AND FRANCES CAMPION OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. BOON, MR. BOYNE, AND MS. CAMPION HAVE BEEN INVOLVED IN THE FUND'S MANAGEMENT SINCE ITS INCEPTION IN 1996. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A: The second half of 1999 was characterized by extraordinary investor excitement about technology and the next generation of data transfer applications over cellular phones. As a result, global leadership resided among a handful of technology companies and an even smaller group of telecom businesses. While a high-tech "contagion" spread from the United States to Japan and then to Europe, many non-technology stocks actually declined in value.

From an economic standpoint, it became clear as the year unfolded that growth was accelerating in Europe and Japan. In the United States, the Federal Reserve raised interest rates by 0.75 percent in a preemptive strike against inflation. Despite the higher interest rates, liquidity remained abundant, largely because central banks wanted to provide a cash cushion in the event of year 2000-related disruptions to the global financial system. Global stocks rallied late in the year as it became clear that such disruptions were unlikely.

Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: As value managers, we take a disciplined approach to selecting solid franchises that are trading at a discount to what we believe are their fair value. However, investor euphoria over tech and telecom issues stretched most valuations within this group to levels that we consider imprudent. Consequently, we struggled to find value in the global technology sector in this environment.

While we believe that many technology companies--particularly those in the United States--are attractive businesses, it is equally obvious to us that investors already recognize the potential of those businesses.

Q: IN WHICH INDUSTRIES ARE YOU FINDING THE BEST RELATIVE VALUES?

A: We have identified solid value in the cyclical side of the world economy--those industries where performance is closely tied to the strength of the economy. For example, we uncovered value in cement and building-materials companies that are benefiting from an upturn in global infrastructure spending. Europe has lagged in the building out of its infrastructure due to concerns about reaching fiscal targets as a condition of monetary union. Also, we have identified value in several chemical companies that are trying to unlock value by spinning off their commodity chemical or agriculture businesses and focusing on their faster-growing pharmaceutical units. Such companies allow the Fund access to the pharmaceutical sector at what we consider to be more reasonable prices.

On a very selective basis, we have purchased shares of technology companies for the Fund that we deem to be reasonably valued. For example, the Fund holds NTT, a Tokyo-based fixed-line telecom that owns an important mobile franchise in Japan. We also are finding value in consumer industries like beverages, food, tobacco, and household products. Valuations within the consumer-staple group have become even more attractive as capital has poured into tech and telecom stocks.

Q: HOW IS THE FUND POSITIONED GEOGRAPHICALLY?

A: The Fund has been significantly underweighted in the United States for the past two years. In particular, we have avoided the mega-cap tech and telecom stocks that carry the highest valuations. As of year-end, the Fund had about one-third of its assets invested in the United States, compared to the fifty-percent weighting found in most global equity indices.

It is important to keep in mind that the country weightings used in managing the Fund are a direct result of bottom-up stock picking. As such, we do not make bets on the fortunes of a given nation's economy. Rather, we look for high-quality businesses that are trading at significant discounts to their

-----------------------
           4

                         VAN KAMPEN GLOBAL EQUITY FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

intrinsic values, regardless of where they are located. Currently, we are finding more of those values in Europe, where businesses are becoming increasingly shareholder-friendly in this new era of a common European currency.

Q: HOW DID THE FUND'S STRATEGIES CONTRIBUTE TO PERFORMANCE?

A: Several factors caused the Fund to underperform during the six-month reporting period. The Fund was absent from the technology sector in the United States, which has been an important global driver of performance. In addition, the Fund had a very significant overweighting in consumer-staples companies, a sector that has been out of favor in the market's rush to embrace technology and telecom stocks at virtually any price.

Also, relative performance was negatively affected by our decision to avoid Japanese bank stocks, which performed well during the second half of the year amid stirrings of an economic revival in that country. From a company-specific standpoint, performance was hurt by continuing weakness in Philip Morris, a major Fund holding that we believe now trades at levels that fully discount all pending litigation.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund's returns suffered during the period due to its underweighted position in mega-cap stocks and growth-oriented investments, which outperformed the Fund's value-oriented strategy. For Class A shares at net asset value, the Fund generated a total return of 0.43 percent for the six months and 3.32 percent for the 12 months ended December 31, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated total returns of 15.14 percent and 24.94 percent for the same respective periods. This broad-based index is composed of securities on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: The biggest risk to the global economy stems from the possibility that high-flying technology and telecom stocks could fall back to earth, causing a reversal of the wealth effect that has driven economic growth in the United States. Already, the pronounced increase in volatility among tech shares seems based on a combination of fundamental, psychological, and technical factors, including the withdrawal of liquidity by central banks in the wake of the smooth transition into year 2000. Higher U.S. interest rates, which we believe are on the horizon, will represent a significant obstacle to the mega-cap growth sector, historically the most interest-rate sensitive portion of the American equity market.

We feel comfortable with how the Fund is positioned going into the new year. The Fund holds a portfolio of defensive stocks that trade at attractive valuations. In our view, these valuations provide significant downside protection and also allow the portfolio to benefit from a rotation of capital into these relatively undervalued sectors. Also, as a result of the Fund's overweighting in Europe, we feel the Fund is positioned to benefit from a recovery in the euro. We believe that such a rebound is likely, given the acceleration of growth in Europe at a time when the U.S. economy is beginning to slow under the burden of higher interest rates.

                                                              ------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------

COMMON STOCKS (96.7%)
  AUSTRALIA (1.8%)
    CSR Ltd...........................      1,412,400    $  3,428,178
    Westpac Banking Corp., Ltd........      1,181,400       8,142,909
                                                         ------------
                                                           11,571,087
                                                         ------------
  BELGIUM (0.8%)
    Delhaize Freres et Cie 'Le Lion'
      S.A.............................         67,150       5,064,756
                                                         ------------
  CANADA (2.2%)
    BCT.Telus Communications, Inc.....        281,524       6,849,092
    BCT.Telus Communications, Inc. 'A'
      (Non-Voting)....................         76,941       1,855,893
    Potash Corp. of
      Saskatchewan, Inc...............        113,200       5,406,146
                                                         ------------
                                                           14,111,131
                                                         ------------
  DENMARK (0.5%)
    Danisco A/S.......................         82,550       3,220,809
                                                         ------------
  FRANCE (8.8%)
    Aventis S.A.......................        221,500      12,887,256
    Groupe Danone.....................         54,800      12,930,263
    Michelin (C.G.D.E.) 'B'
      (Registered)....................         82,420       3,241,217
    Pernod-Ricard.....................        149,800       8,579,680
    Scor..............................        140,880       6,222,063
    Total Fina S.A. 'B'...............        101,750      13,594,437
                                                         ------------
                                                           57,454,916
                                                         ------------
  GERMANY (4.5%)
    BASF AG...........................        232,850      12,185,814
    Bayer AG..........................        138,100       6,572,742
    Schering AG.......................         34,550       4,180,615
    Veba AG...........................        131,300       6,421,218
                                                         ------------
                                                           29,360,389
                                                         ------------
  HONG KONG (1.1%)
    Hong Kong Electric Holdings
      Ltd.............................      2,239,000       6,999,125
                                                         ------------
  IRELAND (2.7%)
    Bank of Ireland...................      1,584,365      12,620,986
    Green Property plc................        931,200       5,305,207
                                                         ------------
                                                           17,926,193
                                                         ------------
  ITALY (3.7%)
    Mediaset S.p.A....................        657,800      10,241,229
    Telecom Italia S.p.A. Risp........      2,326,400      14,192,232
                                                         ------------
                                                           24,433,461
                                                         ------------
  JAPAN (10.2%)
    Canon, Inc........................          5,000         198,572
    Daiichi Pharmaceutical Co.,
      Ltd.............................        457,000       5,941,045
    Fuji Photo Film Co................        285,000      10,398,611
    Hitachi Ltd.......................        542,000       8,694,903
    KAO Corp..........................        111,000       3,165,069
    Mitsubishi Electric Corp..........        218,000       1,407,415
    Mitsui & Co.......................        127,000         888,242
    Nippon Telegraph & Telephone
      Corp............................          1,196      20,473,442
    Pioneer Electronic Corp...........        270,000       7,130,979
    Sumitomo Marine & Fire Insurance
      Co..............................        470,000       2,896,410
    Tokyo Gas Co......................        168,000         409,195
    Toppan Printing Co., Ltd..........        289,000       2,883,498
    Toshiba Corp......................        316,000       2,411,034
                                                         ------------
                                                           66,898,415
                                                         ------------
                                               SHARES           VALUE
---------------------------------------------------------------------

  NETHERLANDS (3.4%)
    ABN Amro Holdings N.V.............        228,900    $  5,724,116
    ING Groep N.V.....................        161,680       9,772,011
    Koninklijke Philips Electronics
      N.V.............................         51,338       6,988,495
                                                         ------------
                                                           22,484,622
                                                         ------------
  PORTUGAL (0.6%)
    Cimpor-Cimentos de Portugal
      S.A.............................        216,604       3,603,806
                                                         ------------
  SPAIN (4.0%)
    Iberdrola S.A.....................        691,500       9,594,482
    (a)Telefonica S.A.................        649,014      16,229,931
                                                         ------------
                                                           25,824,413
                                                         ------------
  SWEDEN (1.0%)
    Nordbanken Holding AB.............      1,120,650       6,599,046
                                                         ------------
  SWITZERLAND (8.1%)
    Cie Financiere Richemont AG.......          8,885      21,214,578
    Forbo Holding AG (Registered).....          7,685       3,621,583
    Holderbank Financiere Glarus AG
      'B' (Bearer)....................          3,988       5,462,670
    Nestle S.A. (Registered)..........          9,980      18,291,964
    Swisscom AG (Registered)..........         10,500       4,248,822
                                                         ------------
                                                           52,839,617
                                                         ------------
  UNITED KINGDOM (11.6%)
    Allied Domecq plc.................      1,625,490       8,033,464
    AstraZeneca Group plc.............        123,700       5,130,525
    Blue Circle Industries plc........        862,750       5,012,829
    Burmah Castrol plc................        290,487       5,301,542
    Cadbury Schweppes plc.............        550,900       3,327,679
    Great Universal Stores plc........        706,100       4,128,306
    Imperial Tobacco Group plc........        597,400       4,920,764
    Matthews (Bernard) plc............        982,400       1,856,399
    National Westminster Bank.........        185,600       3,986,821
    Reckitt Benckiser plc.............      1,065,343       9,988,236
    Royal & Sun Alliance Insurance
      Group plc.......................      1,138,911       8,672,985
    Sainsbury (J) plc (Registered)....      1,314,319       7,413,688
    WPP Group plc.....................        499,600       7,915,686
                                                         ------------
                                                           75,688,924
                                                         ------------
  UNITED STATES (31.7%)
    Albertson's, Inc..................        420,218      13,552,030
    Alcoa, Inc........................        110,400       9,163,200
    (a)BJ's Wholesale Club, Inc.......        156,900       5,726,850
    Boise Cascade Corp................        135,900       5,503,950
    Borg-Warner Automotive, Inc.......        170,450       6,903,225
    (a)Cadiz, Inc.....................        403,898       3,837,031
    Chase Manhattan Corp..............        108,000       8,390,250
    COMSAT Corp.......................        204,674       4,067,896
    Enhance Financial Services
      Group, Inc......................        386,100       6,274,125
    FINOVA Group, Inc. (The)..........        169,305       6,010,328
    Fort James Corp...................        187,600       5,135,550
    General Dynamics Corp.............         98,000       5,169,500
    (a)GenRad, Inc....................        256,100       4,129,613
    Georgia-Pacific Corp..............         79,700       4,044,775
    Goodrich (B.F.) Co................        190,900       5,249,750
    GTE Corp..........................        136,700       9,645,894
    Houghton Mifflin Co...............        317,453      13,392,548
    MBIA, Inc.........................        235,460      12,435,231
    Mellon Financial Corp.............        318,900      10,862,531

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
    NCR Corp..........................        220,500    $  8,351,437
    (a)Noble Drilling Corp............        136,500       4,470,375
    Pharmacia & Upjohn, Inc...........         86,100       3,874,500
    Philip Morris Cos., Inc...........        640,970      14,862,492
    Rite Aid Corp.....................        172,900       1,934,319
    Sears, Roebuck & Co...............        183,150       5,574,628
    Terra Nova (Bermuda) Holdings Ltd.
      'A'.............................        149,900       4,497,000
    Tupperware Corp...................        246,610       4,176,957
    Unicom Corp.......................        337,700      11,312,950
    U.S. Bancorp......................        176,900       4,212,431
    UST Corp..........................        124,100       3,940,175
                                                         ------------
                                                          206,701,541
                                                         ------------
TOTAL COMMON STOCKS..................................     630,782,251
                                                         ------------
PREFERRED STOCK (0.8%)
  GERMANY (0.8%)
    Volkswagen AG.....................        163,600       5,278,909
                                                         ------------
TOTAL LONG-TERM INVESTMENTS (97.5%)
  (COST $605,939,332)................................     636,061,160
                                                         ------------

                                                  PAR
                                                VALUE           VALUE
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.4%)
  REPURCHASE AGREEMENT (2.4%)
    Chase Securities, Inc., 2.60%,
      dated                               $15,707,000
      12/31/99, due due 1/3/00, to be
      repurchased at $15,710,403
      collateralized by $16,032,368
      U.S. Treasury Notes 6.125%,
      due 12/31/01, valued at
      $16,032,368 (COST $15,707,000).................    $ 15,707,000
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES (99.9%)
  (COST $621,646,332)................................     651,768,160
FOREIGN CURRENCY (0.1%) (COST $935,393)..............         949,966
                                                         ------------
TOTAL INVESTMENTS (100.0%) (COST $622,581,725).......     652,718,126
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%).........        (220,884)
                                                         ------------
NET ASSETS (100%)....................................    $652,497,242
                                                         ============

---------------

(a)         --  Non-income producing security

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                PERCENT OF
INDUSTRY                            VALUE       NET ASSETS
--------                         ------------   ----------
Consumer Goods.................  $197,386,109      30.3%
Services.......................   150,552,133      23.1
Finance........................   130,401,656      20.0
Materials......................    64,005,693       9.8
Energy.........................    53,632,950       8.2
Capital Equipment..............    40,082,619       6.1
                                 ------------      ----
                                 $636,061,160      97.5%
                                 ============      ====

---------------
+ The common and preferred stocks are classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $621,646,332)...      $     651,768,160
  Foreign Currency (Cost $935,393)..........................                949,966
  Cash......................................................                525,444
  Receivable for:
    Dividends...............................................              2,024,169
    Foreign Withholding Tax Reclaim.........................                443,281
    Fund Shares Sold........................................                222,036
    Interest................................................                  3,403
  Deferred Organizational Costs.............................                 12,930
  Other.....................................................                 29,165
                                                                  -----------------
    Total Assets............................................            655,978,554
                                                                  -----------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................              1,420,251
    Distribution Fees.......................................              1,011,385
    Investment Advisory Fees................................                588,989
    Administrative Fees.....................................                149,264
    Transfer Agent Fees.....................................                 98,757
    Custody Fees............................................                 90,885
    Shareholder Reporting Expenses..........................                 55,505
    Directors' Fees and Expenses............................                 33,247
    Professional Fees.......................................                 30,334
    Other...................................................                  2,695
                                                                  -----------------
      Total Liabilities.....................................              3,481,312
                                                                  -----------------
NET ASSETS..................................................      $     652,497,242
                                                                  =================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $          60,833
  Paid in Capital in Excess of Par..........................            607,817,484
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................             30,118,942
  Accumulated Net Realized Gain.............................             16,762,529
  Undistributed Net Investment Loss.........................             (2,262,546)
                                                                  -----------------
NET ASSETS..................................................      $     652,497,242
                                                                  =================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $66,914,872 and 6,187,498
    Shares Outstanding).....................................      $           10.82
                                                                  =================
  Maximum Sales Charge......................................                  5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $           11.48
                                                                  =================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $530,716,269 and 49,524,568
    Shares Outstanding)*....................................      $           10.72
                                                                  =================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $54,866,101 and 5,120,514
    Shares Outstanding)*....................................      $           10.72
                                                                  =================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  5,674,504
  Interest..................................................           351,442
  Less Foreign Taxes Withheld...............................          (310,818)
                                                                  ------------
   Total Income.............................................         5,715,128
                                                                  ------------
EXPENSES:
  Investment Advisory Fees..................................         3,547,108
  Distribution Fees (Attributed to Classes A, B and C of
    $91,351, $2,879,444 and $302,328, respectively).........         3,273,123
  Administrative Fees.......................................           892,944
  Transfer Agent Fees.......................................           232,992
  Custodian Fees............................................            97,698
  Shareholder Reports.......................................            38,676
  Filing and Registration fees..............................            35,936
  Professional Fees.........................................            35,840
  Amortization of Organizational Costs......................             2,332
  Other.....................................................             9,237
                                                                  ------------
   Total Expenses...........................................         8,165,886
                                                                  ------------
Net Investment Income/Loss..................................        (2,450,758)
                                                                  ------------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        31,558,546
  Foreign Currency Transactions.............................           583,818
                                                                  ------------
Net Realized Gain/Loss......................................        32,142,364
                                                                  ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        61,356,214
                                                                  ------------
  End of the Period:
    Investments.............................................        30,121,828
    Foreign Currency Translations...........................            (2,886)
                                                                  ------------
                                                                    30,118,942
                                                                  ------------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (31,237,272)
                                                                  ------------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................           905,092
                                                                  ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ (1,545,666)
                                                                  ============

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999          YEAR ENDED
                                                                         (UNAUDITED)       JUNE 30, 1999
--------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (2,450,758)      $  (1,709,000)
  Net Realized Gain/Loss....................................             32,142,364          23,770,000
  Change in Unrealized Appreciation/Depreciation............            (31,237,272)              1,000
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             (1,545,666)         22,062,000
                                                                  -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A...................................................                     --            (532,000)
  Class B...................................................                     --            (472,000)
  Class C...................................................                     --             (52,000)
  In Excess of Net Investment Income:
  Class A...................................................                     --             (94,000)
  Class B...................................................                     --             (83,000)
  Class C...................................................                     --              (9,000)
                                                                  -----------------       -------------
                                                                                 --          (1,242,000)
                                                                  -----------------       -------------
  Net Realized Gain:
  Class A...................................................             (3,981,600)            (97,000)
  Class B...................................................            (32,260,821)           (796,000)
  Class C...................................................             (3,351,236)            (87,000)
                                                                  -----------------       -------------
                                                                        (39,593,657)           (980,000)
                                                                  -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...            (39,593,657)         (2,222,000)
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             66,555,959         166,640,000
  Distributions Reinvested..................................             37,021,039           2,068,000
  Redeemed..................................................           (146,150,369)       (225,647,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (42,573,371)        (56,939,000)
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................            (83,712,694)        (37,099,000)
NET ASSETS--Beginning of Period.............................            736,209,936         773,309,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including undistributed net
  investment income/loss of $(2,262,546) and $188,000,
  respectively).............................................      $     652,497,242       $ 736,210,000
                                                                  =================       =============
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
    --------
   Shares:
     Subscribed.............................................              4,719,511           7,057,000
     Distributions Reinvested...............................                336,380              60,000
     Redeemed...............................................             (5,558,849)         (7,666,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......               (502,958)           (549,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $      53,185,419       $  76,578,000
     Distributions Reinvested...............................              3,521,901             652,000
     Redeemed...............................................            (62,669,851)        (82,720,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (5,962,531)      $  (5,490,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      62,405,905       $  68,606,000+
                                                                  =================       =============
   Class B:
     ---------
   Shares:
     Subscribed.............................................              1,007,514           7,094,000
     Distributions Reinvested...............................              2,931,584             118,000
     Redeemed...............................................             (6,615,421)        (11,280,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......             (2,676,323)         (4,068,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $      11,332,175       $  75,705,000
     Distributions Reinvested...............................             30,429,833           1,280,000
     Redeemed...............................................            (73,629,058)       (120,388,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $     (31,867,050)      $ (43,403,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $     494,137,342       $ 527,856,000+
                                                                  =================       =============
   Class C:
     ---------
   Shares:
     Subscribed.............................................                181,187           1,344,000
     Distributions Reinvested...............................                295,694              13,000
     Redeemed...............................................               (883,838)         (2,112,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......               (406,957)           (755,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       2,038,365       $  14,357,000
     Distributions Reinvested...............................              3,069,305             136,000
     Redeemed...............................................             (9,851,460)        (22,539,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (4,743,790)      $  (8,046,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      51,335,070       $  56,274,000+
                                                                  =================       =============

-----------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A                                          CLASS B
                                ---------------------------------------------------------   ------------------------------------
                                  SIX MONTHS ENDED                                            SIX MONTHS ENDED
SELECTED PER SHARE DATA AND      DECEMBER 31, 1999        YEAR ENDED    OCTOBER 29, 1997*    DECEMBER 31, 1999        YEAR ENDED
RATIOS                                (UNAUDITED)#    JUNE 30, 1999#     TO JUNE 30, 1998         (UNAUDITED)#    JUNE 30, 1999#
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $          11.469    $       11.122     $          10.00    $          11.424    $       11.076
                                -----------------    --------------     ----------------    -----------------    --------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss...............              0.001             0.047                 0.06               (0.044)           (0.033)
  Net Realized and Unrealized
    Gain/Loss.................              0.023             0.404                 1.08                0.014             0.405
                                -----------------    --------------     ----------------    -----------------    --------------
  Total From Investment
    Operations................              0.024             0.451                 1.14               (0.030)            0.372
                                -----------------    --------------     ----------------    -----------------    --------------
DISTRIBUTIONS
  Net Investment Income.......                 --            (0.076)               (0.02)                  --            (0.008)
  In Excess of Net Investment
    Income....................                 --            (0.014)                  --                   --            (0.002)
  Net Realized Gain...........             (0.678)           (0.014)                  --               (0.678)           (0.014)
                                -----------------    --------------     ----------------    -----------------    --------------
  Total Distributions.........             (0.678)           (0.104)               (0.02)              (0.678)           (0.024)
                                -----------------    --------------     ----------------    -----------------    --------------
NET ASSET VALUE, END OF
  PERIOD......................  $          10.815    $       11.469     $          11.12    $          10.716    $       11.424
                                =================    ==============     ================    =================    ==============
TOTAL RETURN (1)..............               0.43%**           4.05%               11.38%**              0.00%**           3.29%
                                =================    ==============     ================    =================    ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).....................  $          66,915    $       76,731     $         80,508    $         530,716    $      596,339
Ratio of Expenses to Average
  Net Assets..................               1.65%             1.65%                1.70%                2.40%             2.40%
Ratio of Net Investment
  Income/ Loss to Average Net
  Assets......................               0.02%             0.44%                0.88%               (0.77)%           (0.31)%
Portfolio Turnover Rate.......                 18%**             40%                   4%**                18%**             40%
--------------------------------------------------------------------------------------------------------------------------------

                                     CLASS B
                                ------------------

SELECTED PER SHARE DATA AND      OCTOBER 29, 1997*
RATIOS                            TO JUNE 30, 1998
------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................   $          10.00
                                 ----------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss...............               0.01
  Net Realized and Unrealized
    Gain/Loss.................               1.07
                                 ----------------
  Total From Investment
    Operations................               1.08
                                 ----------------
DISTRIBUTIONS
  Net Investment Income.......                 --
  In Excess of Net Investment
    Income....................                 --
  Net Realized Gain...........                 --
                                 ----------------
  Total Distributions.........                 --
                                 ----------------
NET ASSET VALUE, END OF
  PERIOD......................   $          11.08
                                 ================
TOTAL RETURN (1)..............              10.84%**
                                 ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's).....................   $        623,229
Ratio of Expenses to Average
  Net Assets..................               2.45%
Ratio of Net Investment
  Income/ Loss to Average Net
  Assets......................               0.12%
Portfolio Turnover Rate.......                  4%**
------------------------------------------------------------------------

                                                                                              CLASS C
                                                                  ---------------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999           YEAR ENDED       OCTOBER 29, 1997*
SELECTED PER SHARE DATA AND RATIOS                                      (UNAUDITED)#       JUNE 30, 1999#        TO JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $          11.423       $       11.075        $          10.00
                                                                  -----------------       --------------        ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................                 (0.044)              (0.034)                   0.01
  Net Realized and Unrealized Gain/Loss.....................                  0.014                0.406                    1.06
                                                                  -----------------       --------------        ----------------
  Total From Investment Operations..........................                 (0.030)               0.372                    1.07
                                                                  -----------------       --------------        ----------------
DISTRIBUTIONS
  Net Investment Income.....................................                     --               (0.008)                     --
  In Excess of Net Investment Income........................                     --               (0.002)                     --
  Net Realized Gain.........................................                 (0.678)              (0.014)                     --
                                                                  -----------------       --------------        ----------------
  Total Distributions.......................................                 (0.678)              (0.024)                     --
                                                                  -----------------       --------------        ----------------
NET ASSET VALUE, END OF PERIOD..............................      $          10.715       $       11.423        $          11.07
                                                                  =================       ==============        ================
TOTAL RETURN (1)............................................                  (0.09)%**             3.39%                  10.74%**
                                                                  =================       ==============        ================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $          54,866       $       63,140        $         69,572
Ratio of Expenses to Average Net Assets.....................                   2.40%                2.40%                   2.45%
Ratio of Net Investment Income/Loss to Average Net Assets...                  (0.77)%              (0.32)%                  0.13%
Portfolio Turnover Rate.....................................                     18%**                40%                      4%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN GLOBAL EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Global Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are

-----------------------
          12

                         VAN KAMPEN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999 for U.S. Federal income tax purposes, net currency losses of approximately $147,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                      NET
                                                 APPRECIATION/
    COST          APPREC.          DEPREC.       DEPRECIATION
------------    ------------    -------------    -------------
$621,646,332    $100,043,534    $(69,921,706)    $30,121,828

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.00%              1.80%               2.55%

For the period ended December 31, 1999, the Fund recognized expenses of $20,560 representing legal services

                                                              ------------------
                                                                    13

                         VAN KAMPEN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $85,001 for Class A shares and deferred sales charges of $1,145,689 and $3,186 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $3,435 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $124,500,596 and sales of $204,692,036 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                         VAN KAMPEN GLOBAL EQUITY FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Global Equity Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  57,530,972   415,686
Jerry D. Choate.............................................  57,543,818   402,841
Linda Hutton Heagy..........................................  57,546,835   399,824
R. Craig Kennedy............................................  57,575,042   371,617
Mitchell M. Merin...........................................  57,547,642   399,017
Jack E. Nelson..............................................  57,612,065   334,594
Richard F. Powers, III......................................  57,556,796   389,863
Phillip B. Rooney...........................................  57,592,160   354,499
Fernando Sisto..............................................  57,513,240   433,419
Wayne W. Whalen.............................................  57,617,426   329,233
Suzanne H. Woolsey..........................................  57,566,351   380,307
Paul G. Yovovich............................................  57,550,244   396,415

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                       57,322,157    123,774   500,728

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

       MSGL SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       465 565 665

                                   VAN KAMPEN
                                   VALUE FUND

                                   [GRAPHIC]

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                             VAN KAMPEN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   12
Additional Information..........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                             VAN KAMPEN VALUE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Products-Miscellaneous  24.5%
Services                         23.7%
Capital Equipment                19.7%
Finance                          18.6%
Energy                            7.1%
Materials                         6.2%
Other                             0.2%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                         CLASS A              CLASS B              CLASS C
                                                         SHARES               SHARES               SHARES           S&P 500 INDEX
                                                         -------              -------              -------          -------------
Six Months
  With Sales Charge*...........................              -18.38%              -18.06%              -14.62%               N/A
  Without Sales Charge***......................              -13.43%              -13.75%              -13.76%             7.70%
One Year
  With Sales Charge*...........................               -7.35%               -7.18%               -3.38%               N/A
  Without Sales Charge***......................               -1.65%               -2.30%               -2.40%            21.04%
Average Annual Since Inception
  With Sales Charge*...........................               -3.23%               -2.78%               -1.65%               N/A
  Without Sales Charge***......................               -0.90%               -1.62%               -1.65%            22.90%
Commencement Date..............................               7/7/97               7/7/97               7/7/97               N/A

The Standard & Poor's 500 Index is an unmanaged index of common stocks. The S&P 500 Index assumes dividends are reinvested.
  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                              SECTOR         NET ASSETS
--------                        -------------------  ----------
General Motors Corp.                Automobiles         4.3%
Chase Manhattan Corp.                 Banking           3.4%
HEALTHSOUTH Corp.               Healthcare Supplies
                                    & Services          3.4%
Tenet Healthcare Corp.          Healthcare Supplies
                                    & Services          3.3%
Quantum Corp.                   Computers/ Software     2.9%

TOP FIVE SECTORS
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Consumer Products-
  Miscellaneous                       $43,691,420     24.5%
Services                               42,216,007     23.7%
Capital Equipment                      35,210,398     19.7%
Finance                                33,177,050     18.6%
Energy                                 12,781,614      7.1%

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                             VAN KAMPEN VALUE FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE TO THE PORTFOLIO MANAGERS OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE MANAGERS INCLUDE RICHARD BEHLER, NICHOLAS KOVICH, AND ROBERT MARCIN, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THEY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1997. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD ENDED DECEMBER 31, 1999.

Q: WHAT WAS THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED?
A: The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--endured a difficult third quarter of 1999, losing more than 6 percent of its value. But the Dow recovered dramatically in the fourth quarter, rising more than 11 percent to a record high on December 31. Other stock indices, such as the technology-heavy NASDAQ, fared even better.

For value-oriented portfolios such as the Value Fund, the period was challenging because investors continued to prefer growth stocks to value. This preference is reflected in the differences between the returns of the S&P Barra Growth and the S&P Barra Value indices: 15.32 percent versus -1.09 percent, during the six months ended December 31, 1999.

Q: COULD YOU DESCRIBE YOUR APPROACH TO MANAGING THE VALUE FUND?

A: We adhere to a strict investment approach, constructing a broadly diversified portfolio of stocks with low price-to-earnings (P/E) ratios. We sell a stock if its price rises to the point when we believe its perceived value is achieved. We view a low P/E ratio as the best single indicator of attractive valuations and believe that we can achieve favorable long-term results for the Fund by investing in companies with low P/Es and holding them until their valuations return to what we believe are more normal levels.

Q: WHAT IMPACT DID THIS APPROACH HAVE ON PERFORMANCE DURING THE REPORTING
PERIOD?

A: The Fund continued to operate in an unfavorable market environment for value funds, as investors avoided stocks with low absolute and relative valuations. This was the case even during the first three months of the reporting period, when economic conditions were favorable for a rebound of value stocks. Because of our strict adherence to the Fund's low-P/E investment discipline, we lacked the flexibility to invest in the types of stocks that were being rewarded by the market--especially technology companies. Although remaining true to the Fund's investment philosophy came at a short-term price, we believed--and continue to believe--that doing so should be rewarding in the long run.

Q: HOW DID YOU STRUCTURE THE FUND'S PORTFOLIO?

A: Stock selection and, to a lesser extent, sector allocation contributed to the Fund's weak performance during the reporting period. Poor stock selection--especially in technology (as mentioned, we had only limited opportunity to invest in this area), financial services, heavy industry, and retail--hurt the Fund's results relative to its benchmark, the Standard & Poor's 500 Index. Meanwhile, the Fund's overweighting of out-of-favor sectors--such as financial services, consumer durables, transportation, and heavy industry--also hurt performance. As we mentioned, the Fund's investment discipline precluded us from buying companies in growth industries, which generally appreciated dramatically, especially in the fourth quarter.

During the reporting period we added significantly to the Fund's position in the health-care services sector. We believe that this sector, which has been unpopular with investors because of legal and political concerns, represents exceptional value in a constant, growing, and necessary part of the economy. In our belief that the industry will eventually return to favor, we initiated or added to holdings in the hospital-management and managed-care industries, including HealthSouth, Tenet Healthcare, and Foundation Health Systems.

We also purchased or added to the Fund's holdings in a number of stocks that met our value criteria. These stocks included new positions in Aetna, a provider of insurance and financial services, and International Paper, the world's leading producer and distributor of paper products. Additions to the Fund's existing positions included Whirlpool (household-appliances manufacturing), Eaton (auto-parts manufacturing), and Owens Corning (a maker of building materials).

-----------------------
           4

                             VAN KAMPEN VALUE FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Conversely, we eliminated the Fund's holdings in funeral-services company Service Corporation International, banking company KeyCorp, and cigarette maker RJR Reynolds Tobacco. We also pared the Fund's position in General Motors, the Fund's largest investment throughout the reporting period.

Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended December 31, 1999, the Fund achieved a total return of -13.43 percent (Class A shares at net asset value). By comparison, the Standard & Poor's 500 Index returned 7.70 percent. The S&P 500 is a broad-based, unmanaged index that reflects the general performance of the stock market. This index is a statistical composite that doesn't include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is impossible to invest directly in an index. Past performance doesn't guarantee future results.

Q: WHAT DO YOU SEE AHEAD FOR THE FUND?

A: We continue to believe that, because of their attractive relative valuations and favorable business dynamics, the companies the Fund owns will in time attain what we believe are their true worth. Many of the stocks in the Fund today are selling at prices equal to those of 10 or more years ago, while the underlying companies' revenue and earnings growth have doubled or tripled. We don't believe that the market can continue to ignore the compelling valuations represented by value stocks with low P/E ratios. In the meantime, we will continue to focus on our stock-selection discipline in hopes that better days lie ahead.

                                                              ------------------

                             VAN KAMPEN VALUE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                                              SHARES          VALUE
-----------------------------------------------------------------------------------

COMMON STOCKS (99.8%)
  CAPITAL EQUIPMENT (19.7%)
    CHEMICALS-DIVERSIFIED (1.8%)
      Lubrizol Corp....................................     106,100   $  3,275,837
                                                                      ------------
    CONSTRUCTION & HOUSING (2.5%)
      Owens Corning....................................     228,420      4,411,361
                                                                      ------------
    ELECTRICAL & ELECTRONICS (1.4%)
      Cooper Industries, Inc...........................      39,100      1,581,106
      Entergy Corp.....................................      36,690        944,768
                                                                      ------------
                                                                         2,525,874
                                                                      ------------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (2.6%)
      (a)Arrow Electronics, Inc........................      81,960      2,079,735
      Avnet, Inc.......................................      43,200      2,613,600
                                                                      ------------
                                                                         4,693,335
                                                                      ------------
    ENERGY EQUIPMENT & SERVICES (1.6%)
      GTE Corp.........................................      29,400      2,074,538
      Peco Energy Co...................................      22,500        781,875
                                                                      ------------
                                                                         2,856,413
                                                                      ------------
    MACHINERY & ENGINEERING (4.7%)
      Cummins Engine Co., Inc..........................     101,500      4,903,719
      Deere & Co.......................................         300         13,012
      Parker-Hannifin Corp.............................      69,325      3,557,239
                                                                      ------------
                                                                         8,473,970
                                                                      ------------
    MANUFACTURING (3.9%)
      Eaton Corp.......................................      36,300      2,636,287
      (a)FMC Corp......................................      41,010      2,350,386
      Tecumseh Products Co. 'A'........................      40,470      1,909,678
                                                                      ------------
                                                                         6,896,351
                                                                      ------------
    OFFICE EQUIPMENT (0.6%)
      Xerox Corp.......................................      43,300        982,369
                                                                      ------------
    PAPER & RELATED PRODUCTS (0.6%)
      International Paper Co...........................      19,400      1,094,888
                                                                      ------------
  TOTAL CAPITAL EQUIPMENT...........................................    35,210,398
                                                                      ------------
  CONSUMER PRODUCTS--MISCELLANEOUS (24.5%)
    APPLIANCES & HOUSEHOLD DURABLES (2.1%)
      Whirlpool Corp...................................      55,600      3,617,475
                                                                      ------------
    AUTOMOBILES (10.8%)
      Dana Corp........................................      67,390      2,017,488
      Ford Motor Co....................................      95,030      5,078,166
      General Motors Corp..............................     105,580      7,674,346
      (a)Navistar International Corp...................      38,200      1,809,725
      TRW, Inc.........................................      52,360      2,719,448
                                                                      ------------
                                                                        19,299,173
                                                                      ------------
    COMPUTERS/SOFTWARE (6.0%)
      First Data Corp..................................      80,100      3,949,931
      International Business Machines Corp.............      15,700      1,695,600
      (a)Quantum Corp..................................     336,600      5,091,075
                                                                      ------------
                                                                        10,736,606
                                                                      ------------
    RETAIL--GENERAL (0.6%)
      (a)Office Depot, Inc.............................      95,600      1,045,625
                                                                      ------------
    RETAIL--MAJOR DEPARTMENT STORES (0.8%)
      Liz Claiborne, Inc...............................     102,600   $  3,860,325
                                                                      ------------

                                                              SHARES          VALUE
-----------------------------------------------------------------------------------
    TEXTILES & APPAREL (4.2%)
      (a)Toys 'R' Us, Inc..............................     101,940      1,459,016
      VF Corp..........................................     122,440      3,673,200
                                                                      ------------
                                                                         5,132,216
                                                                      ------------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    43,691,420
                                                                      ------------
  ENERGY (7.1%)
    ELECTRIC--INTERGRATED (0.5%)
      GPU, Inc.........................................      29,240        875,372
                                                                      ------------
    OIL & GAS (4.8%)
      Coastal Corp.....................................      31,800      1,126,912
      (a)Nabors Industries, Inc........................     113,700      3,517,594
      Tosco Corp.......................................      27,200        739,500
      Transocean Offshore, Inc.........................      38,800      1,307,075
      Ultramar Diamond Shamrock Corp...................      88,670      2,011,701
                                                                      ------------
                                                                         8,702,782
                                                                      ------------
    UTILITIES--ELECTRICAL & GAS (1.8%)
      DTE Energy Co....................................      36,080      1,132,010
      Duke Power Co....................................      18,400        922,300
      Southern Co......................................      48,900      1,149,150
                                                                      ------------
                                                                         3,203,460
                                                                      ------------
  TOTAL ENERGY......................................................    12,781,614
                                                                      ------------
  FINANCE (18.6%)
    BANKING (5.4%)
      Bank of America Corp.............................      40,100      2,012,519
      Chase Manhattan Corp.............................      78,440      6,093,807
      Fleet Boston Financial Corp......................      41,797      1,455,058
                                                                      ------------
                                                                         9,561,384
                                                                      ------------
    INSURANCE (7.5%)
      ACE Ltd..........................................     105,400      1,758,862
      AETNA, Inc.......................................      33,500      1,869,719
      Allstate Corp....................................      77,080      1,849,920
      American General Corp............................      18,940      1,437,073
      Hartford Financial Services Group................      49,540      2,346,957
      Washington Mutual, Inc...........................     160,350      4,169,100
                                                                      ------------
                                                                        13,431,631
                                                                      ------------
    LIFE/HEALTH INSURANCE (1.3%)
      Reliastar Financial Corp.........................      58,480      2,291,685
                                                                      ------------
    REINSURANCE (0.7%)
      Everest Reinsurance Holdings, Inc................      55,110      1,229,642
                                                                      ------------
    SUPER--REGIONAL BANKS-U.S. (3.7%)
      Bank One Corp....................................      70,000      2,244,375
      First Union Corp. (N.C.).........................      33,889      1,111,983
      PNC Bank Corp....................................      74,300      3,306,350
                                                                      ------------
                                                                         6,662,708
                                                                      ------------
  TOTAL FINANCE.....................................................    33,177,050
                                                                      ------------
  MATERIALS (6.2%)
    CHEMICALS (3.8%)
      Engelhard Corp...................................     133,200      2,514,150
      IMC Global, Inc..................................      93,600      1,532,700
      Solutia, Inc.....................................      82,500      1,273,594

--------------
           6
 The accompanying financials are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                              SHARES          VALUE
-----------------------------------------------------------------------------------
    CHEMICALS (CONT.)
      (a)W.R. Grace & Co...............................     106,000   $  1,470,750
                                                                      ------------
                                                                         6,791,194
                                                                      ------------
    FOREST PRODUCTS & PAPER (0.6%)
      Weyerhaeuser Co..................................      15,100      1,084,369
                                                                      ------------
    TELECOMMUNICATIONS EQUIPMENT (1.8%)
      U.S. West, Inc...................................      44,700      3,218,400
                                                                      ------------
  TOTAL MATERIALS...................................................    11,093,963
                                                                      ------------
  SERVICES (23.7%)
    BUSINESS & PUBLIC SERVICES (0.7%)
      Waste Management, Inc............................      72,800      1,251,250
                                                                      ------------
    FOOD--MISCELLANEOUS/DIVERSIFIED (2.4%)
      IBP, Inc.........................................      52,710        948,780
      Nabisco Group Holdings Corp......................     130,140      1,382,737
      Universal Foods Corp.............................      93,120      1,897,320
                                                                      ------------
                                                                         4,228,837
                                                                      ------------
    HEALTHCARE SUPPLIES & SERVICES (12.2%)
      Beckman Coulter, Inc.............................      50,030      2,545,276
      Columbia HCA/Healthcare Corp.....................      53,070      1,555,614
      (a)Foundation Health Systems 'A'.................     213,600      2,122,650
      (a)Health Management Associates, Inc. 'A'........      79,200      1,059,300
      (a)HEALTHSOUTH Corp..............................   1,117,400      6,006,025
      (a)Tenet Healthcare Corp.........................     248,700      5,844,450
      United HealthCare Corp...........................      34,700      1,843,438
      (a)Wellpoint Health Networks, Inc................      13,300        876,969
                                                                      ------------
                                                                        21,853,722
                                                                      ------------
    TELECOMMUNICATIONS (4.3%)
      (a)AMR Corp......................................      62,480      4,186,160
      Bell Atlantic Corp...............................      55,500      3,416,719
                                                                      ------------
                                                                         7,602,879
                                                                      ------------

                                                              SHARES          VALUE
-----------------------------------------------------------------------------------
    TRANSPORTATION--AIRLINES (2.9%)
      CNF Transportation, Inc..........................      50,900   $  1,756,050
      Delta Airlines, Inc..............................      69,700      3,471,931
                                                                      ------------
                                                                         5,227,981
                                                                      ------------
    TRANSPORTATION--RAIL (0.5%)
      Burlington Northern Railroad Co..................      33,600        814,800
                                                                      ------------
    TRANSPORTATION--TRUCKING (0.7%)
      Ryder Systems, Inc...............................      50,600      1,236,538
                                                                      ------------
  TOTAL SERVICES....................................................    42,216,007
                                                                      ------------
  TOTAL LONG-TERM INVESTMENTS (99.8%)
    (COST $187,299,843).............................................   178,170,452
                                                                      ------------

                                                                 PAR
                                                               VALUE
                                                         -----------
SHORT-TERM INVESTMENT (0.5%)
    REPURCHASE AGREEMENT (0.5%)
      Chase Securities, Inc., 2.60%, dated               $  813,000
        12/31/99, due 1/3/00, to be repurchased
        at $813,176 collateralized by $833,304
        U.S. Treasury Notes, 6.125%, due
        12/31/01, valued at $833,304
        (COST $813,000).............................................       813,000
                                                                      ------------
TOTAL INVESTMENTS (100.3%) (COST $188,112,843)......................   178,983,452
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%).......................      (520,746)
                                                                      ------------
NET ASSETS (100%)...................................................  $178,462,706
                                                                      ============

---------------

(a)   --  Non-income producing security

                                                         -----------------------
                                                                    7
 The accompanying financials are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $188,112,843)..................      $     178,983,452
  Cash......................................................                    438
  Receivable for:
    Dividends...............................................                194,925
    Fund Shares Sold........................................                174,024
    Interest................................................                    176
  Deferred Organizational Costs.............................                  3,169
  Other Assets..............................................                  8,726
                                                                  -----------------
    Total Assets............................................            179,364,910
                                                                  -----------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................                466,473
    Distribution Fees.......................................                209,606
    Investment Advisory Fees................................                 83,035
    Administrative Fees.....................................                 38,932
    Shareholder Reporting Expenses..........................                 34,752
    Transfer Agent Fees.....................................                 23,366
    Directors' Fees and Expenses............................                 23,205
    Professional Fees.......................................                 17,148
    Custody Fees............................................                  3,033
  Other.....................................................                  2,654
                                                                  -----------------
    Total Liabilities.......................................                902,204
                                                                  -----------------
NET ASSETS..................................................      $     178,462,706
                                                                  =================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $          19,042
  Paid in Capital in Excess of Par..........................            204,690,358
  Accumulated Net Investment Loss...........................                 (7,840)
  Net Unrealized Depreciation on Investments................             (9,129,391)
  Accumulated Net Realized Loss.............................            (17,109,463)
                                                                  -----------------
NET ASSETS..................................................      $     178,462,706
                                                                  =================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $67,300,291 and 7,150,056
    Shares Outstanding).....................................      $            9.41
                                                                  =================
  Maximum Sales Charge......................................                  5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $            9.98
                                                                  =================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $91,944,969 and 9,834,958
    Shares Outstanding)*....................................      $            9.35
                                                                  =================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $19,217,446 and 2,057,442
    Shares Outstanding)*....................................      $            9.34
                                                                  =================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  1,996,037
  Interest..................................................           113,983
                                                                  ------------
   Total Income.............................................         2,110,020
                                                                  ------------
EXPENSES:
  Investment Advisory Fees..................................           854,777
  Distribution Fees (Attributed to Classes A, B and C of
    $99,992, $546,878 and $121,743, respectively)...........           768,613
  Administrative Fees.......................................           270,251
  Transfer Agent Fees.......................................            66,502
  Shareholder Reports.......................................            56,171
  Filing and Registration Fees..............................            26,842
  Professional Fees.........................................            22,575
  Custodian Fees............................................            12,063
  Directors' Fees and Expenses..............................             8,435
  Amortization of Organizational Costs......................               637
  Other.....................................................             6,686
                                                                  ------------
   Total Expenses...........................................         2,093,552
   Less Expense Reductions..................................           (38,298)
                                                                  ------------
   Net Expenses.............................................         2,055,254
                                                                  ------------
Net Investment Income/Loss..................................            54,766
                                                                  ------------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        (7,798,750)
                                                                  ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        17,334,342
                                                                  ------------
  End of the Period:
    Investments.............................................        (9,129,391)
                                                                  ------------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       (26,463,733)
                                                                  ------------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       (34,262,483)
                                                                  ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $(34,207,717)
                                                                  ============

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED
                                                                    DECEMBER 31, 1999          YEAR ENDED
                                                                          (UNAUDITED)       JUNE 30, 1999
---------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................       $          54,766       $     758,000
  Net Realized Gain/Loss....................................              (7,798,750)         (9,132,000)
  Net Unrealized Appreciation/Depreciation..................             (26,463,733)         16,113,000
                                                                   -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             (34,207,717)          7,739,000
                                                                   -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................                 (61,414)           (601,000)
    Class B.................................................                      --             (91,000)
    Class C.................................................                      --             (23,000)
  In Excess of Net Investment Income:
    Class A.................................................                      --              (1,000)
                                                                   -----------------       -------------
                                                                             (61,414)           (716,000)
                                                                   -----------------       -------------
  In Excess of Net Realized Gain:
    Class A.................................................                      --          (2,049,000)
    Class B.................................................                      --          (2,409,000)
    Class C.................................................                      --            (584,000)
                                                                   -----------------       -------------
                                                                                  --          (5,042,000)
                                                                   -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...                 (61,414)         (5,758,000)
                                                                   -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................              13,228,327          63,721,000
  Distributions Reinvested..................................                  57,035           5,042,000
  Redeemed..................................................             (52,810,542)       (134,239,000)
                                                                   -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             (39,525,180)        (65,476,000)
                                                                   -----------------       -------------
  Total Increase/Decrease in Net Assets.....................             (73,794,311)        (63,495,000)
NET ASSETS--Beginning of Period.............................             252,257,017         315,752,000
                                                                   -----------------       -------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess of net investment
  income/loss of $(7,840) and $(1,000), respectively).......       $     178,462,706       $ 252,257,000
                                                                   =================       =============
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 668,062           2,585,000
     Distributions Reinvested...............................                   6,323             259,000
     Redeemed...............................................              (2,271,516)         (7,154,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......              (1,597,131)         (4,310,000)
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $       6,442,702       $  24,777,000
     Distributions Reinvested...............................                  57,035           2,427,000
     Redeemed...............................................             (21,792,748)        (69,185,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $     (15,293,011)      $ (41,981,000)
                                                                   =================       =============
   Ending Paid in Capital...................................       $      76,947,106       $  92,241,000+
                                                                   =================       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 512,961           3,052,000
     Distributions Reinvested...............................                      --             225,000
     Redeemed...............................................              (2,485,264)         (5,046,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......              (1,972,303)         (1,769,000)
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $       5,014,947       $  29,487,000
     Distributions Reinvested...............................                      --           2,115,000
     Redeemed...............................................             (23,420,528)        (48,333,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $     (18,405,581)      $ (16,731,000)
                                                                   =================       =============
   Ending Paid in Capital...................................       $     105,237,465       $ 123,644,000+
                                                                   =================       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 178,705             988,000
     Distributions Reinvested...............................                      --              53,000
     Redeemed...............................................                (805,176)         (1,743,000)
                                                                   -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (626,471)           (702,000)
                                                                   =================       =============
   Dollars:
     Subscribed.............................................       $       1,770,678       $   9,457,000
     Distributions Reinvested...............................                      --             500,000
     Redeemed...............................................              (7,597,266)        (16,721,000)
                                                                   -----------------       -------------
   Net Increase/Decrease....................................       $      (5,826,588)      $  (6,764,000)
                                                                   =================       =============
   Ending Paid in Capital...................................       $      22,524,829       $  28,352,000+
                                                                   =================       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                       CLASS A                                           CLASS B
                               --------------------------------------------------------    ------------------------------------
                                 SIX MONTHS ENDED                                            SIX MONTHS ENDED
SELECTED PER SHARE DATA AND     DECEMBER 31, 1999        YEAR ENDED    JULY 7, 1997* TO     DECEMBER 31, 1999        YEAR ENDED
RATIOS                               (UNAUDITED)#    JUNE 30, 1999#      JUNE 30, 1998#          (UNAUDITED)#    JUNE 30, 1999#
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $          10.884    $       10.526     $        10.00      $          10.839    $       10.514
                               -----------------    --------------     --------------      -----------------    --------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..............              0.026             0.072               0.11                 (0.011)           (0.003)
  Net Realized and Unrealized
    Gain/Loss................             (1.475)            0.512               0.56                 (1.479)            0.509
                               -----------------    --------------     --------------      -----------------    --------------
  Total From Investment
    Operations...............             (1.449)            0.584               0.67                 (1.490)            0.506
                               -----------------    --------------     --------------      -----------------    --------------
DISTRIBUTIONS
  Net Investment Income......             (0.022)           (0.052)             (0.08)                    --            (0.007)
  In Excess of Net Investment
    Income...................                 --            (0.000)+            (0.01)                    --                --
  Net Realized Gain..........                 --                --              (0.05)                    --                --
  In Excess of Net Realized
    Gain.....................                 --            (0.174)                --                     --            (0.174)
                               -----------------    --------------     --------------      -----------------    --------------
  Total Distributions........             (0.022)           (0.226)             (0.14)                    --            (0.181)
                               -----------------    --------------     --------------      -----------------    --------------
NET ASSET VALUE, END OF
  PERIOD.....................  $           9.413    $       10.884     $        10.53      $           9.349    $       10.839
                               =================    ==============     ==============      =================    ==============
TOTAL RETURN (1).............             (13.43)%**           5.83%             6.74%**              (13.75)%**           5.02%
                               =================    ==============     ==============      =================    ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................  $          67,300    $       95,208     $      137,447      $          91,945    $      127,978
Ratio of Expenses to Average
  Net Assets.................               1.45%             1.45%              1.45%                  2.20%             2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................               0.52%             0.74%              1.02%                 (0.23)%           (0.03)%
Portfolio Turnover Rate......                 19%**             64%                38%**                  19%**             64%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...  $            0.00+   $         0.00+    $         0.01      $            0.00+   $         0.00+
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...................               1.50%             1.48%              1.60%                  2.25%             2.23%
  Net Investment Income/Loss
    to Average Net Assets....               0.47%             0.73%              0.88%                 (0.28)%           (0.05)%
-------------------------------------------------------------------------------------------------------------------------------

                                    CLASS B
                               -----------------

SELECTED PER SHARE DATA AND     JULY 7, 1997* TO
RATIOS                            JUNE 30, 1998#
-----------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................   $        10.00
                                --------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income/Loss..............             0.03
  Net Realized and Unrealized
    Gain/Loss................             0.56
                                --------------
  Total From Investment
    Operations...............             0.59
                                --------------
DISTRIBUTIONS
  Net Investment Income......            (0.03)
  In Excess of Net Investment
    Income...................            (0.00)+
  Net Realized Gain..........            (0.05)
  In Excess of Net Realized
    Gain.....................               --
                                --------------
  Total Distributions........            (0.08)
                                --------------
NET ASSET VALUE, END OF
  PERIOD.....................   $        10.51
                                ==============
TOTAL RETURN (1).............             6.01%**
                                ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................   $      142,741
Ratio of Expenses to Average
  Net Assets.................             2.20%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................             0.28%
Portfolio Turnover Rate......               38%**
--------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss...   $         0.01
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets...................             2.35%
  Net Investment Income/Loss
    to Average Net Assets....             0.14%
-------------------------------------------------------------------------------------------------------

                                                                                           CLASS C
                                                                  ----------------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999         YEAR ENDED     JULY 7, 1997* TO
SELECTED PER SHARE DATA AND RATIOS                                      (UNAUDITED)#     JUNE 30, 1999#       JUNE 30, 1998#
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $          10.832     $       10.503      $        10.00
                                                                  -----------------     --------------      --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................                 (0.011)            (0.002)               0.03
  Net Realized and Unrealized Gain/Loss.....................                 (1.481)             0.512                0.55
                                                                  -----------------     --------------      --------------
  Total From Investment Operations..........................                 (1.492)             0.510                0.58
                                                                  -----------------     --------------      --------------
DISTRIBUTIONS
  Net Investment Income.....................................                     --             (0.007)              (0.03)
  In Excess of Net Investment Income........................                     --                 --               (0.00)+
  Net Realized Gain.........................................                     --                 --               (0.05)
  In Excess of Net Realized Gain............................                     --             (0.174)                 --
                                                                  -----------------     --------------      --------------
  Total Distributions.......................................                     --             (0.181)              (0.08)
                                                                  -----------------     --------------      --------------
NET ASSET VALUE, END OF PERIOD..............................      $           9.340     $       10.832      $        10.50
                                                                  =================     ==============      ==============
TOTAL RETURN (1)............................................                 (13.76)%**           5.13%               5.83%**
                                                                  =================     ==============      ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $          19,218     $       29,071      $       35,564
Ratio of Expenses to Average Net Assets.....................                   2.20%              2.20%               2.20%
Ratio of Net Investment Income/Loss to Average Net Assets...                  (0.23)%            (0.02)%              0.29%
Portfolio Turnover Rate.....................................                     19%**              64%                 38%**
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $            0.00+    $         0.00+     $         0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................                   2.25%              2.23%               2.35%
  Net Investment Income/Loss to Average Net Assets..........                  (0.28)%            (0.03)%              0.15%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund commenced operations on July 7, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt securities. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

-----------------------
          12

                             VAN KAMPEN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal Income tax purposes of approximately $4,433,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $1,606,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
    COST          APPREC.        DEPREC.       DEPRECIATION
------------    -----------    ------------    -------------
$188,112,843    $16,701,194    $(25,830,585)    $(9,129,391)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Miller Anderson & Sherrerd LLP (a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.80%              1.45%               2.20%

For the period ended December 31, 1999, the Fund recognized expenses of $6,380 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $91,995 for Class A shares and deferred sales charges of $369,973 and $2,805 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

                                                              ------------------
                                                                    13

                             VAN KAMPEN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $40,114,843 and sales of $78,574,536 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                             VAN KAMPEN VALUE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Value Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  14,157,042   136,356
Jerry D. Choate.............................................  14,155,562   137,836
Linda Hutton Heagy..........................................  14,155,863   137,535
R. Craig Kennedy............................................  14,157,042   136,356
Mitchell M. Merin...........................................  14,155,381   138,017
Jack E. Nelson..............................................  14,157,042   136,356
Richard F. Powers, III......................................  14,156,977   136,421
Phillip B. Rooney...........................................  14,157,042   136,356
Fernando Sisto..............................................  14,157,042   136,356
Wayne W. Whalen.............................................  14,157,042   136,356
Suzanne H. Woolsey..........................................  14,154,855   138,543
Paul G. Yovovich............................................  14,157,042   136,356

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                       14,194,436    34,072     64,889

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com-- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
Chairman of the Board
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Miller Andersen & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

     1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/ /
                               www.vankampen.com

       MSVL SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       467 567 667

                                   VAN KAMPEN
                               ASIAN GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                          VAN KAMPEN ASIAN GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   13
Additional Information..........................   16

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                          VAN KAMPEN ASIAN GROWTH FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong              30.4%
Korea                  22.7%
Taiwan                 17.5%
Singapore              13.8%
Malaysia                3.8%
Thailand                3.1%
Short-Term Investment   2.7%
Other                   2.5%
Indonesia               1.9%
Philippines             1.0%
India                   0.6%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                        CLASS A              CLASS B              CLASS C            MSCI CFEF
                                                        SHARES               SHARES               SHARES           EX-JAPAN INDEX
                                                    ---------------      ---------------      ---------------      --------------
Six Months
  With Sales Charge*..........................              18.38%               20.16%               24.25%                N/A
  Without Sales Charge***.....................              25.59%               25.16%               25.25%             11.18%
One Year
  With Sales Charge*..........................              73.86%               78.00%               82.20%                N/A
  Without Sales Charge***.....................              84.56%               83.00%               83.20%             59.40%
Average Annual Five Year
  With Sales Charge*..........................              -1.84%              N/A                   -1.43%                N/A
  Without Sales Charge***.....................              -0.67%              N/A                   -1.43%             -1.26%
Average Annual Since Inception
  With Sales Charge*..........................               2.81%               -3.13%                2.98%                N/A
  Without Sales Charge***.....................               3.75%               -2.82%                2.98%              3.52%
Commencement Date.............................         6/23/93               8/1/95              6/23/93                    N/A

The Morgan Stanley Capital International (MSCI) All Country Far East Free (CFEF) ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, the Philippines, Korea, Taiwan, and Thailand (assumes dividends are reinvested).

  * The returns above are calculated using the maximum sales charge for Class A (5.75%) shares and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                             COUNTRY      NET ASSETS
--------                          --------------  ----------
Samsung Electronics Co.               Korea          7.9%
Hutchison Whampoa Ltd.              Hong Kong        7.0%
Cheung Kong Holdings Ltd.           Hong Kong        4.9%
Taiwan Semiconductor Co.              Taiwan         3.6%
Sun Hung Kai Properties Ltd.        Hong Kong        3.1%

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Capital Equipment                     $55,850,562     28.2%
Finance                                46,167,007     23.3%
Services                               43,087,788     21.7%
Multi-Industry                         16,537,960      8.4%
Materials                              10,081,908      5.1%

+These sectors represent broad groupings of related industries.
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI CFEF EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                          VAN KAMPEN ASIAN GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN ASIAN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY PORTFOLIO MANAGERS TIM JENSEN AND ASHUTOSH SINHA OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. JENSEN AND MR. SINHA HAVE MANAGED THE FUND SINCE 1998. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD.

A: The environment for Asian stocks during the third quarter was mixed. Initially, most markets declined as investors took profits following the sharp increase in stock prices earlier in the year. Beginning in October, however, global strength in telecommunications and technology stocks spilled over into Asia, igniting powerful rallies in the region.

In addition, Asian equity markets were helped by a number of country-specific factors. In particular, strong economic growth in Korea, coupled with the Korean government's plan to deal with the lingering debt problems of Daewoo Corporation, helped propel the Seoul market higher during the fourth quarter. Stocks in Hong Kong also rallied amid growing indications of economic recovery and stock market demand. Finally, liquidity conditions in Asia remained favorable as interest rates declined and trade balances improved. As the year ended, liquidity in Asian banks was higher than at any time in the last 10 years.

Q: BESIDES STRENGTH IN TECHNOLOGY AND TELECOMMUNICATIONS STOCKS, WAS THERE ANY OTHER PATTERN TO THE PERFORMANCE OF ASIAN EQUITY MARKETS?

A: Yes. During the period, large markets tended to outperform small markets, and large stocks generally beat their smaller-capitalization cousins. Part of the explanation for this "bigger is better" pattern lies in the fact that most telecom and tech companies fall within the large-cap sector. But investors also generally avoided smaller stocks and markets out of concern over possible year 2000-related disruptions.

Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: As always, we followed a bottom-up process of picking what we consider to be the best companies regardless of industry or country. During the second half of 1999, that company-specific strategy resulted in overweight positions for the Fund in technology and telecommunications businesses. Although we pared back the Fund's positions in tech and telecom in December, the Fund remains modestly overweight in these two industries. Conversely, our strategy uncovered relatively meager opportunities in some of the smaller countries in the region.

Q: DISCUSS HOW THESE STRATEGIES CONTRIBUTED TO THE FUND'S PERFORMANCE.

A: Strong gains in the Fund's technology and telecommunications stocks led to solid outperformance during the second half of the year. Among the Fund's largest holdings, Korea-based Samsung Electronics continued to benefit from robust demand for semiconductors as well as from management's efforts to build solid businesses in high-growth sectors like communications and digital appliances. We also enjoyed strong performance from China Telecom, the leading cellular-phone operator in China. The company has consistently exceeded expectations for cellular subscriber growth, and the Chinese government has made notable progress in reforming its telecom industry. The Fund's overweight position in Taiwan Semiconductor also contributed to the Fund's outperformance. The company is a leading manufacturer of outsourced high-end semiconductors.

Q: HOW IMPORTANT IS OUTSOURCING TO ASIA'S PARTICIPATION IN THE TECHNOLOGY REVOLUTION?

A: We believe many of Asia's best tech and telecom businesses benefit from outsourcing. Increasingly, computer companies in the United States have chosen to contract with businesses overseas to manufacture high-end technology and telecom products. This strategy allows U.S. companies to focus on broader strategic concepts without tying up large amounts of capital in plant and equipment.

-----------------------
           4

                          VAN KAMPEN ASIAN GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

We have identified several Asian companies that we believe should benefit from the global trend towards outsourcing in technology and telecommunications applications. Over time, we expect outsourcing of technology to provide an important growth potential to the Fund's holdings.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: We are pleased with the Fund's performance during the past six months, as the Fund continued to benefit from holdings in technology and telecommunications. For Class A shares at net asset value, the Fund generated a total return of
25.59 percent for the six months ended December 31, 1999. By comparison, the MSCI All Country Far East Free ex-Japan Index generated a total return of
11.18 percent for the same period. This broad-based, unmanaged index is composed of common stocks from Indonesia, Hong Kong, the Philippines, Korea, Taiwan, and Thailand and assumes dividends are reinvested. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. It's not possible to invest directly in an index. If charges or commissions had been included, the total return would have been lower. Past performance does not guarantee future results.

Q: ARE YOU SATISFIED WITH THE PACE OF ECONOMIC REFORM IN ASIA?

A: Progress has been uneven, and market performance has reflected that variability. However, while no country has solved all of its structural problems, there has been notable progress, particularly in Korea, where the birth of a new securities market--the Kosdaq--is transforming the nation's corporate culture.

Modeled after the NASDAQ market in the United States, Kosdaq-traded businesses in Korea are generally more streamlined, shareholder friendly, and incentive-laden than the traditional chaebols (conglomerates) for which the country is well known. In fact, the influence of the chaebols is clearly diminishing in Korea, to the long-term benefit of that country's economy. We also have seen substantial progress towards reform in China and Taiwan. Conversely, reforms appear to be lagging in Thailand, the Philippines, and Indonesia, where the list of problems is daunting.

Q: WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A: Our outlook for Asian stocks is generally positive, primarily because of the ongoing economic recovery in the region. Korea grew by almost 10 percent in 1999, and we believe that Korean GDP growth could reach 7 percent or more in 2000. Led by exports, Taiwan posted strong GDP growth despite a crippling earthquake in September. All of the economies in Asia are now expanding, and growth in Hong Kong and China has accelerated markedly in recent months. Faster economic growth should underpin a generally favorable environment for corporate profits, particularly in Korea and Taiwan, where the Fund retains overweighted positions. We also believe that liquidity in the region will remain positive, even if the U.S. Federal Reserve raises interest rates. In addition, we expect Asian businesses to benefit from the productivity-enhancing effects of the Internet, and from the relatively rapid penetration of wireless telecom networks.

We caution, however, that correlations between stocks in Asia and the United States have increased in recent years. Accordingly, any sharp or prolonged sell-off on Wall Street would likely cause weakness in most Asian markets as well. Over the longer-term, however, we are optimistic about the future of Asian business, and we are confident that we have positioned the Fund to benefit from the region's continued growth.

                                                              ------------------

                          VAN KAMPEN ASIAN GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                               SHARES           VALUE
---------------------------------------------------------------------

COMMON STOCKS (94.4%)
  HONG KONG (30.3%)
      Asia Satellite Telecommunications
        Holdings Ltd...................       376,000    $  1,187,470
      Cathay Pacific Airways Ltd.......       482,000         858,777
      Cheung Kong Holdings Ltd.........       770,000       9,781,630
      China Telecom Ltd................       751,000       4,695,259
      (a)Great Wall Technology Co.,
        Ltd............................       426,000         413,752
      Hang Seng Bank Ltd...............       155,400       1,774,201
      Hengan International Group Co.,
        Ltd............................     1,172,000         324,153
      Hong Kong & China Gas Co., Ltd...     1,265,000       1,733,100
      Hong Kong Land Holdings Ltd......       237,000         350,760
      Hong Kong Telecommunications
        Ltd............................     1,927,700       5,567,230
      Huaneng Power
        International, Inc. `H'........       932,400         221,900
      Hutchison Whampoa Ltd............       948,300      13,785,026
      Jardine International Motor
        Holdings Ltd...................       374,000         187,637
      Johnson Electric Holdings Ltd....       142,000         911,533
      Kerry Properties Ltd.............       246,000         344,941
      (a)Li & Fung Ltd.................       734,000       1,841,256
      New World China Land Ltd.........       833,400         308,230
      New World Development Co.,
        Ltd............................       396,000         891,490
      Sino Land Co.....................     1,495,000         860,632
      SmarTone Telecommunications
        Holdings Ltd...................       197,900         954,686
      Sun Hung Kai Properties Ltd......       589,000       6,137,390
      Swire Pacific Ltd. `A'...........       431,000       2,544,915
      Television Broadcasts Ltd........       329,000       2,243,134
      (a)Timeless Software Ltd.........       578,000         334,598
      Wing Hang Bank Ltd...............       255,000         872,580
      Yanzhou Coal Mining Co., Ltd.....     1,981,000         547,906
      (a)Yue Yuen Industrial
        Holdings.......................       104,000         248,845
      Zhehuang Expressway Co., Ltd.
        `H'............................     1,090,000         165,460
                                                         ------------
                                                           60,088,491
                                                         ------------
  INDIA (0.6%)
      (a)HCL Technologies Ltd..........        20,750         276,667
      Hero Honda Motors Ltd............         1,477          38,334
      (a)Moser-Baer (India) Ltd........        56,000         449,287
      Reckitt & Coleman of India
        Ltd............................           100             736
      SmithKline Beecham Consumer
        Healthcare Ltd.................            50             595
      Software Solution Integrated
        Ltd............................         6,500         329,841
      Tata Infotech Ltd................         1,326          26,984
                                                         ------------
                                                            1,122,444
                                                         ------------
  INDONESIA (1.9%)
      (a)Gulf Indonesia Resources
        Ltd............................         5,700          46,312
      PT Aneka Tambang Tbk.............     1,355,000         271,485
      PT Gudang Garam Tbk (Foreign)....       275,000         739,893
      PT Indofood Sukses Makmur Tbk....       439,500         550,358
      PT Semen Gresik Tbk..............       420,500         666,481
      PT Telekomunikasi Indonesia ADR..       133,184       1,465,024
                                                         ------------
                                                            3,739,553
                                                         ------------
  KOREA (22.7%)
      Cheil Jedang Corp................        10,140       1,169,828
      (a)Dae Duck Electronics Co.......        33,000         392,338

                                               SHARES           VALUE
---------------------------------------------------------------------
      Dongwon Securities Co............        23,450    $    505,967
      Good Morning Securities Co.,
        Ltd............................        99,760         477,056
      Hana Bank........................        55,860         435,369
      Hankuk Glass Industry Co.,
        Ltd............................        14,860         281,365
      Housing & Commercial Bank........        53,540       1,697,437
      (a)Humax Co., Ltd................        27,800         470,066
      Hyundai Electronics Industries
        Co.............................        43,077         914,272
      (a)Hyundai Motor Co. GDR.........       165,682       1,781,082
      (a)Insung Information............        11,570         395,347
      Kookmin Bank.....................       125,055       1,960,351
      Korea Chemical Co., Ltd..........         7,800         508,322
      Korea Electric Power Corp. ADR...       201,810       3,380,317
      (a)Korea Technology Banking
        Co.............................        26,130         253,131
      Korea Telecom Corp. ADR..........        45,830       3,425,792
      LG Chemical Ltd..................        34,310       1,084,746
      Mirae Co.........................        67,180         522,413
      (a)Pantech Co., Ltd..............        21,680         486,869
      Pohang Iron & Steel Co., Ltd.
        ADR............................        84,800       2,968,000
      Samsung Electro-Mechanics Co.....        18,131       1,205,540
      Samsung Electronics Co...........        66,526      15,584,250
      SK Telecom Co., Ltd. ADR.........       129,564       4,972,007
                                                         ------------
                                                           44,871,865
                                                         ------------
  MALAYSIA (3.8%)
      Carlsberg Brewery Malaysia
        Bhd............................       230,000         708,149
      Malayan Banking Bhd..............       502,400       1,784,819
      Public Bank Bhd..................       866,000         756,601
      Rothmans of Pall Mall Bhd........       318,000       2,426,810
      Sime Darby Bhd...................       164,000         208,018
      Tanjong Bhd......................       205,000         453,152
      Telekom Malaysia Bhd.............       267,000       1,032,855
      Unisem (M) Bhd...................        15,000          96,314
                                                         ------------
                                                            7,466,718
                                                         ------------
  PHILIPPINES (0.9%)
      (a)ABS-CBN Broadcasting Corp.
        ADR............................       204,000         253,102
      Philippine Long Distance
        Telephone Co. `B' ADR..........        36,250         921,991
      San Miguel Corp. `B'.............       292,155         413,222
      SM Prime Holdings, Inc. `B'......     1,542,140         290,825
                                                         ------------
                                                            1,879,140
                                                         ------------
  SINGAPORE (13.8%)
      (a)Chartered Semiconductor
        Manufacturing Ltd..............       223,000       1,218,433
      City Developments Ltd............       214,000       1,252,777
      (a)DBS Group Holdings Ltd........       232,661       3,813,657
      DBS Land Ltd.....................       365,000         718,823
      Gul Technologies.................       515,000         568,958
      NatSteel Electronics Ltd.........       256,000       1,352,627
      Neptune Orient Lines Ltd.........       427,000         571,726
      Omni Industries Ltd..............       492,000         892,129
      Oversea-Chinese Banking
        Corp., Ltd. (Foreign)..........       377,150       3,464,662
      (a)Overseas Union Bank Ltd.
        (Foreign)......................       184,300       1,078,910
      Sembcorp Logistics Ltd...........       211,900         858,796
      Singapore Airlines Ltd.
        (Foreign)......................       241,000       2,734,854
      Singapore Press Holdings Ltd.....       100,200       2,171,852
      Singapore Technology Engineering
        Ltd............................       871,000       1,349,253
      Singapore Telecommunications
        Ltd............................       792,000       1,635,833

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  SINGAPORE (CONT.)
      United Overseas Bank Ltd.
        (Foreign)......................       164,624    $  1,453,001
      Venture Manufacturing Ltd........       198,800       2,279,844
                                                         ------------
                                                           27,416,135
                                                         ------------
  TAIWAN (17.5%)
      (a)Acer Peripherals, Inc.........        35,480         146,962
      (a)Acer Peripherals, Inc. GDR....        24,288       1,006,034
      (a)Acer, Inc.....................       652,550       1,964,823
      (a)Advanced Semiconductor
        Engineering, Inc...............       344,219       1,228,374
      (a)Ambit Microsystems Corp.......        36,000         267,261
      (a)ASE Test Ltd..................        12,400         302,250
      (a)ASE Test Ltd..................         1,100          26,400
      Asustek Computer, Inc............       179,661       1,894,784
      China Steel Corp.................     1,887,100       1,394,957
      (a)Chinatrust Commercial Bank....       658,560         765,889
      Compal Electronics, Inc..........       122,407         411,469
      (a)Compeq Manufacturing Co.,
        Ltd............................       179,700         979,089
      Delta Electronics, Inc...........       181,000         784,324
      (a)Evergreen Marine Corp.........       555,560         456,697
      (a)Far Eastern Textile Ltd.......       459,805       1,098,785
      (a)Far Eastern Textile Ltd.
        GDR............................         8,400         201,600
      (a)First Commercial Bank.........       379,000         472,165
      Formosa Plastics Corp............       293,000         583,479
      (a)Hon Hai Precision Industry....       267,760       1,996,363
      International Commercial Bank of
        China..........................       590,600         662,390
      Nan Ya Plastics Corp.............       623,340       1,370,415
      President Chain Store Corp.......       182,360         804,743
      (a)Ritek, Inc....................        59,000         357,177
      Siliconware Precision Industries
        Co.............................       441,695       1,125,875
      (a)Taishin International Bank....       750,600         420,920
      (a)Taiwan Semiconductor Co.......     1,338,934       7,124,486
      (a)United Micro Electronics
        Corp., Ltd.....................     1,496,650       5,340,921
      United World Chinese Commercial
        Bank...........................       516,640         623,886
      (a)Universal Scientific
        Industrial Co., Ltd............       134,000         422,686
      WYSE Technology Taiwan Ltd.......       201,000         390,664
                                                         ------------
                                                           34,625,868
                                                         ------------
  THAILAND (2.9%)
      Advanced Information Services
        Public
        Co., Ltd. (Foreign)............       103,400       1,735,001
      BEC World Public Co., Ltd.
        (Foreign)......................       102,900         726,706
      Delta Electronics Public Co.,
        Ltd. (Foreign).................        69,455         826,121
      Golden Land Property Development
        Public Co., Ltd................       606,600         314,050
      Siam City Cement Public Co., Ltd.
        (Foreign)......................       177,633         952,658
      Thai Farmer's Bank Public Co.,
        Ltd. (Foreign).................       697,600       1,166,834
                                                         ------------
                                                            5,721,370
                                                         ------------
TOTAL COMMON STOCKS..................................     186,931,584
                                                         ------------

                                               NO. OF
                                               RIGHTS           VALUE
---------------------------------------------------------------------

RIGHTS (0.1%)
  HONG KONG (0.1%)
    Li & Fung Ltd......................        46,000    $    115,392
                                                         ------------
                                               NO. OF
                                             WARRANTS
                                           ----------
WARRANTS (0.3%)
  PHILIPPINES (0.1%)
      (a)Jollibee Food, expiring
        3/24/03........................       456,400         192,526
                                                         ------------
  THAILAND (0.2%)
      (a)Siam Commercial Bank Public
        Co., Ltd, expiring 5/10/02.....     1,023,700         475,634
                                                         ------------
TOTAL WARRANTS.......................................         668,160
                                                         ------------
TOTAL LONG-TERM INVESTMENTS (94.8%)
(COST $133,402,794)..................................     187,715,136
                                                         ------------
                                                  PAR
                                                VALUE
                                           ----------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
      Chase Securities, Inc., 2.60%,
      dated                                $5,292,000
        12/31/99, due 1/3/00, to be
        repurchased at $5,293,147
        collateralized by $5,404,001
        U.S. Treasury Notes, 6.125%,
        due 12/31/01, valued at
        $5,404,001
        (COST $5,292,000)..............                     5,292,000
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES (97.5%) (COST
  $138,694,794)......................................     193,007,136
FOREIGN CURRENCY (0.4%) (COST $849,428)..............         854,670
                                                         ------------
TOTAL INVESTMENTS (97.9%) (COST $139,544,222)........     193,861,806
OTHER ASSETS IN EXCESS OF LIABILITIES (2.1%).........       4,202,724
                                                         ------------
NET ASSETS (100%)....................................    $198,064,530
                                                         ============

---------------

(a)         --  Non-income producing security
ADR         --  American Depositary Receipt
GDR         --  Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                PERCENT OF
INDUSTRY                            VALUE       NET ASSETS
--------                         ------------   ----------
Capital Equipment..............  $ 55,850,562      28.2%
Finance........................    46,167,007      23.3
Services.......................    43,087,788      21.7
Multi-Industry.................    16,537,960       8.4
Materials......................    10,081,908       5.1
Consumer Goods.................     9,894,915       5.0
Energy.........................     6,094,996       3.1
                                 ------------      ----
                                 $187,715,136      94.8%
                                 ============      ====

---------------

+                 --  Classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Investments at Cost
    $138,694,794)...........................................      $ 193,007,136
  Foreign Currency (Cost $849,428)..........................            854,670
  Cash......................................................          4,926,726
  Receivable for:
    Investments Sold........................................          5,292,048
    Fund Shares Sold........................................            577,015
    Dividends...............................................            192,499
    Foreign Withholding Tax Reclaim.........................              3,659
    Interest................................................                382
  Other.....................................................             46,733
                                                                  -------------
    Total Assets............................................        204,900,868
                                                                  -------------
LIABILITIES:
  Payable for:
    Investments Purchased...................................          5,322,817
    Fund Shares Redeemed....................................          1,005,510
    Distribution Fees.......................................            177,418
    Investment Advisory Fees................................            150,360
    Administrative Fees.....................................             41,159
    Shareholder Reporting Expenses..........................             39,773
    Transfer Agent Fees.....................................             27,445
    Directors' Fees and Expenses............................             20,393
    Deferred Country Tax....................................             19,292
    Professional Fees.......................................             18,262
    Custody Fees............................................              1,548
  Other.....................................................             12,361
                                                                  -------------
    Total Liabilities.......................................          6,836,338
                                                                  -------------
NET ASSETS..................................................      $ 198,064,530
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      14,043
  Paid in Capital in Excess of Par..........................        239,264,521
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations*..................................         54,317,584
  Accumulated Net Investment Loss...........................         (1,055,479)
  Accumulated Net Realized Loss.............................        (94,476,139)
                                                                  -------------
NET ASSETS..................................................      $ 198,064,530
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $97,778,870 and 6,765,180
    Shares Outstanding).....................................      $       14.45
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $       15.33
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $53,048,700 and 3,843,802
    Shares Outstanding)**...................................      $       13.80
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $47,236,960 and 3,433,982
    Shares Outstanding)**...................................      $       13.76
                                                                  =============

---------------

  *  Net of accrual for deferred country tax of approximately
     U.S. $10,226.
 ** Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   841,523
  Interest..................................................           76,974
  Less Foreign Taxes Withheld...............................          (64,918)
                                                                  -----------
   Total Income.............................................          853,579
                                                                  -----------
EXPENSES:
  Investment Advisory Fees..................................          817,501
  Distribution Fees (Attributed to Classes A, B and C of
    $99,203, $220,838 and $200,979, respectively)...........          521,020
  Administrative Fees.......................................          209,700
  Custodian Fees............................................          146,942
  Transfer Agent Fees.......................................           67,983
  Shareholder Reports.......................................           56,252
  Filing and Registration Fees..............................           32,338
  Professional Fees.........................................           19,382
  Directors' Fees and Expenses..............................           11,115
  Country Tax Expense.......................................              215
  Other.....................................................           15,110
                                                                  -----------
   Total Expenses...........................................        1,897,558
   Less Expense Reductions..................................          (13,360)
                                                                  -----------
   Net Expenses.............................................        1,884,198
                                                                  -----------
Net Investment Income/Loss..................................       (1,030,619)
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       32,285,636
  Foreign Currency Transactions.............................         (166,025)
                                                                  -----------
Net Realized Gain/Loss......................................       32,119,611
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       44,849,761
                                                                  -----------
  End of the Period:
    Investments.............................................       54,312,342
    Foreign Currency Translations...........................            5,242
                                                                  -----------
                                                                   54,317,584
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        9,467,823
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       41,587,434
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $40,556,815
                                                                  ===========

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999         YEAR ENDED
                                                                         (UNAUDITED)       JUNE 30,1999
-------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $      (1,030,619)      $    (125,000)
  Net Realized Gain/Loss....................................             32,119,611              (5,000)
  Net Unrealized Appreciation/Depreciation..................              9,467,823          68,333,000
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             40,556,815          68,203,000
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             91,708,853          84,305,000
  Redeemed..................................................           (106,620,324)        (82,166,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................            (14,911,471)          2,139,000
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................             25,645,344          70,342,000
NET ASSETS--Beginning of Period.............................            172,419,186         102,077,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(1,055,479) and $(25,000),
  respectively).............................................      $     198,064,530       $ 172,419,000
                                                                  =================       =============
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
   Shares:
     Subscribed.............................................              6,743,870           8,906,000
     Redeemed...............................................             (7,711,901)         (8,391,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......               (968,031)            515,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $      79,226,397       $  70,587,000
     Redeemed...............................................            (90,544,061)        (61,673,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $     (11,317,664)      $   8,914,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $     109,795,596       $ 121,936,000+
                                                                  =================       =============
   CLASS B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                718,798             944,000
     Redeemed...............................................               (772,894)         (1,189,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......                (54,096)           (245,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       8,102,105       $   7,734,000
     Redeemed...............................................             (8,562,374)         (8,813,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (460,269)      $  (1,079,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      62,052,179       $  62,911,000+
                                                                  =================       =============

   CLASS C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                378,119             807,000
     Redeemed...............................................               (653,836)         (1,680,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......               (275,717)           (873,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       4,380,351       $   5,984,000
     Redeemed...............................................             (7,513,889)        (11,680,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (3,133,538)      $  (5,696,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      67,430,789       $  70,942,000+
                                                                  =================       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                            YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1999      ----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#         1999#         1998#          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $          11.484       $  6.529      $  16.62      $  17.15      $  16.42      $  15.50
                                         -----------------       --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.......                 (0.051)         0.022         (0.04)        (0.06)        (0.04)           --
  Net Realized and Unrealized
    Gain/Loss......................                  3.020          4.933        (10.03)        (0.14)         0.77          1.43
                                         -----------------       --------      --------      --------      --------      --------
  Total from Investment
    Operations.....................                  2.969          4.955        (10.07)        (0.20)         0.73          1.43
                                         -----------------       --------      --------      --------      --------      --------
DISTRIBUTIONS
  Net Realized Gain................                     --             --            --            --            --         (0.49)
  In Excess of Net Realized Gain...                     --             --         (0.02)        (0.33)           --         (0.02)
                                         -----------------       --------      --------      --------      --------      --------
  Total Distributions..............                     --             --         (0.02)        (0.33)           --         (0.51)
                                         -----------------       --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.....      $          14.453       $ 11.484      $   6.53      $  16.62      $  17.15      $  16.42
                                         =================       ========      ========      ========      ========      ========
TOTAL RETURN (1)...................                  25.59%*        75.69%       (60.57)%       (1.10)%        4.45%         9.50%
                                         =================       ========      ========      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)..........................      $          97,779       $ 88,808      $ 47,128      $175,440      $248,009      $178,667
Ratio of Expenses to Average Net
  Assets...........................                   1.92%          1.95%         1.90%         1.84%         1.88%         1.90%
Ratio of Net Investment Income/Loss
  to Average Net Assets............                  (0.86)%         0.28%        (0.39)%       (0.31)%       (0.16)%        0.04%
Portfolio Turnover Rate............                     66%*          138%          130%           74%           38%           34%
---------------------------------------------------------------------------------------------------------------------------------
 Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss.........      $              --       $   0.01      $   0.01      $     --      $     --      $     --
 Ratios Before Expense Limitation:
  Expenses to Average Net Assets...                   1.93%          2.03%         2.21%           --            --            --
  Net Investment Income/Loss to
    Average Net Assets.............                  (0.87)%         0.20%        (0.53)%          --            --            --
 Ratio of Expenses to Average Net
  Assets (excluding country tax
  expense and interest expense)....                   1.90%          1.90%         1.90%           --            --            --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                DECEMBER 31, 1999      ---------------------------------       AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)#        1999#        1998#         1997            JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD....      $          11.007       $ 6.306      $ 16.17      $ 16.81       $           16.51
                                               -----------------       -------      -------      -------       -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............                 (0.093)       (0.033)       (0.10)       (0.16)                  (0.03)
  Net Realized and Unrealized
    Gain/Loss............................                  2.887         4.734        (9.74)       (0.15)                   0.33
                                               -----------------       -------      -------      -------       -----------------
  Total from Investment Operations.......                  2.794         4.701        (9.84)       (0.31)                   0.30
                                               -----------------       -------      -------      -------       -----------------
DISTRIBUTIONS
  Net Realized Gain......................                     --            --           --        (0.33)                     --
  In Excess of Net Realized Gain.........                     --            --        (0.02)          --                      --
                                               -----------------       -------      -------      -------       -----------------
  Total Distributions....................                     --            --        (0.02)       (0.33)                     --
                                               -----------------       -------      -------      -------       -----------------
NET ASSET VALUE, END OF PERIOD...........      $          13.801       $11.007      $  6.31      $ 16.17       $           16.81
                                               =================       =======      =======      =======       =================
TOTAL RETURN (1).........................                  25.16%*       74.48%      (60.89)%      (1.79)%                  1.82%*
                                               =================       =======      =======      =======       =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........      $          53,049       $42,905      $26,126      $62,786       $          52,853
Ratio of Expenses to Average Net
  Assets.................................                   2.67%         2.70%        2.65%        2.59%                   2.61%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................                  (1.63)%       (0.44)%      (1.01)%      (1.04)%                 (0.52)%
Portfolio Turnover Rate..................                     66%*         138%         130%          74%                     38%*
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $              --       $  0.01      $  0.02      $    --       $              --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........                   2.68%         2.78%        2.96%          --                      --
  Net Investment Income/Loss to Average
    Net Assets...........................                  (1.64)%       (0.52)%      (1.15)%         --                      --
Ratio of Expenses to Average Net Assets
  (excluding country tax expense and
  interest expense)......................                   2.65%         2.65%        2.65%          --                      --

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                           YEAR ENDED JUNE 30,
                                             DECEMBER 31,1999      --------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS               (UNAUDITED)#        1999#        1998#          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $          10.973      $ 6.290      $ 16.14      $  16.78      $  16.19      $  15.40
                                            -----------------      -------      -------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..........                 (0.092)      (0.035)       (0.12)        (0.21)        (0.13)        (0.12)
  Net Realized and Unrealized
    Gain/Loss.........................                  2.875        4.718        (9.71)        (0.10)         0.72          1.42
                                            -----------------      -------      -------      --------      --------      --------
  Total from Investment Operations....                  2.783        4.683        (9.83)        (0.31)         0.59          1.30
                                            -----------------      -------      -------      --------      --------      --------
DISTRIBUTIONS
  Net Realized Gain...................                     --           --           --            --            --         (0.49)
  In Excess of Net Realized Gain......                     --           --        (0.02)        (0.33)           --         (0.02)
                                            -----------------      -------      -------      --------      --------      --------
  Total Distributions.................                     --           --        (0.02)        (0.33)           --         (0.51)
                                            -----------------      -------      -------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD........      $          13.756      $10.973      $  6.29      $  16.14      $  16.78      $  16.19
                                            =================      =======      =======      ========      ========      ========
TOTAL RETURN (1)......................                  25.25%*      74.13%      (60.88)%       (1.79)%        3.64%         8.71%
                                            =================      =======      =======      ========      ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).....      $          47,237      $40,706      $28,823      $114,460      $168,070      $139,497
Ratio of Expenses to Average Net
  Assets..............................                   2.67%        2.70%        2.65%         2.59%         2.63%         2.63%
Ratio of Net Investment Income/Loss to
  Average Net Assets..................                  (1.63)%      (0.48)%      (1.17)%       (1.06)%       (0.94)%       (0.77)%
Portfolio Turnover Rate...............                     66%*        138%         130%           74%           38%           34%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Investment Net
    Income/Loss.......................      $              --      $  0.01      $  0.01      $     --      $     --      $     --
Ratios Before Expense Limitation:
  Expenses to Average Net Assets......                   2.68%        2.78%        2.96%           --            --            --
  Net Investment Income/Loss to
    Average Net Assets................                  (1.64)%      (0.56)%      (1.31)%          --            --            --
Ratio of Expenses to Average Net
  Assets (excluding country tax
  expense and interest expense).......                   2.65%        2.65%        2.65%           --            --            --

--------------------------------------------------------------------------------

  *  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                          VAN KAMPEN ASIAN GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Asian Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or

                                                              ------------------
                                                                    13

                          VAN KAMPEN ASIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At December 31, 1999, the Fund had available capital loss carryforwards to offset future net capital gains, to the extent provided by U.S. Federal income tax regulations, of approximately $53,293,000 and $69,761,000 which will expire on June 30, 2006 and June 30, 2007, respectively.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999, the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $999,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
    COST          APPREC.        DEPREC.       DEPRECIATION
------------    -----------    ------------    -------------
$138,694,794    $57,063,401    $(2,751,059)    $54,312,342

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, and foreign taxes on net realized gains.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if

-----------------------
          14

                          VAN KAMPEN ASIAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.00%              1.90%               2.65%

For the period ended December 31, 1999, the Fund recognized expenses of $5,097 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $106,144 for Class A shares and deferred sales charges of $115,337 and $12,323 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $91,113 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $105,318,106 and sales of $119,829,677 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

                                                              ------------------
                                                                    15

                          VAN KAMPEN ASIAN GROWTH FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Asian Growth Fund ("the Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................  9,696,423    73,083
Jerry D. Choate.............................................  9,700,789    68,717
Linda Hutton Heagy..........................................  9,696,555    72,951
R. Craig Kennedy............................................  9,699,888    69,618
Mitchell M. Merin...........................................  9,695,883    73,622
Jack E. Nelson..............................................  9,700,707    68,799
Richard F. Powers, III......................................  9,701,033    68,473
Phillip B. Rooney...........................................  9,699,096    70,409
Fernando Sisto..............................................  9,686,581    82,925
Wayne W. Whalen.............................................  9,697,829    71,676
Suzanne H. Woolsey..........................................  9,694,695    74,810
Paul G. Yovovich............................................  9,695,273    74,233

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                        9,695,334    18,967    55,204

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income
* Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com-- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
Chairman of the Board
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

       1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555
                              / /www.vankampen.com

       MSAG SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       452 552 652

                                   VAN KAMPEN
                              EUROPEAN EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                        VAN KAMPEN EUROPEAN EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12
Additional Information................................................    15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Finland                 2.6%
France                 15.5%
Germany                 9.5%
Italy                   6.4%
Netherlands             6.3%
Portugal                2.7%
Short-Term Investment   4.2%
Spain                   4.2%
Sweden                  5.2%
Switzerland            10.4%
United Kingdom         30.3%
Other                   2.7%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                           CLASS A      CLASS B      CLASS C
                                                           SHARES       SHARES       SHARES       MSCI EUROPE INDEX
                                                           -------      -------      -------      -----------------
Six Months
  With Sales Charge*.................................       4.74%        5.71%        9.74%                    N/A
  Without Sales Charge***............................      11.14%       10.71%       10.74%                 18.76%
One Year
  With Sales Charge*.................................       3.73%        4.27%        8.19%                    N/A
  Without Sales Charge***............................      10.10%        9.27%        9.19%                 15.89%
Average Annual Since Inception
  With Sales Charge*.................................       9.23%       10.63%       13.46%                    N/A
  Without Sales Charge***............................      14.46%       13.69%       13.46%                 27.18%
Commencement Date....................................      9/25/98      9/25/98      9/25/98                   N/A

The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                 PERCENT OF
SECURITY                            COUNTRY      NET ASSETS
--------                         --------------  ----------
Nestle S.A. (Registered)          Switzerland       3.8%
Total Fina S.A. `B'                  France         3.1%
Aventis S.A.                         France         2.6%
Cie Financiere Richemont AG `A'   Switzerland       2.3%
Reckitt Benckiser plc            United Kingdom     2.2%

(1) excludes Short-Term Investment

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                 ----------   ----------
Consumer Goods                         $2,766,216     28.3%
Finance                                 2,099,308     21.5%
Services                                1,895,037     19.4%
Energy                                    994,110     10.2%
Materials                                 946,156      9.7%

+ These sectors represent broad groups of related industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                        VAN KAMPEN EUROPEAN EQUITY FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN EUROPEAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY MARGARET NAYLOR, ALASTAIR ANDERSON, AND AMR DIAB OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE PERIOD ENDED DECEMBER 31, 1999.

Q: DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

A: European markets generally moved lower in the third quarter, then rebounded during the final three months of the year amid a virtual buying frenzy in technology and telecom stocks. Like conditions in the United States, market leadership was focused among a narrow group of large-capitalization stocks, especially telecommunications companies that stand to benefit from wireless data transmission. Investors also piled into Internet stocks in the belief that applications will soon become available to allow access to Web sites through a display on a mobile phone. While the rally in the telecom sector received most of the attention, the euro drifted gradually lower, helping the region's export sector.

Q: WHAT DO YOU FEEL ACCOUNTS FOR THE RELATIVE WEAKNESS IN THE EURO SINCE ITS LAUNCH IN JANUARY 1999?

A: Beginning in mid-1998, currencies of the Euro-11 nations began to appreciate as investors basked in the glow of approaching monetary union. Over the next six months, a mini-bubble developed in the euro, causing the currency to become modestly overvalued relative to the dollar as 1999 began. A correction of this overvaluation contributed to the decline in the euro during the reporting period. In addition, global capital continued to pour into the United States due to its relatively higher interest rates and soaring stock market. Also, Europe is in a much earlier stage of its economic cycle than the United States, generally causing European growth rates to lag behind those of the United States in recent years.

Q: DO YOU BELIEVE THAT THOSE TRENDS WILL REVERSE IN COMING MONTHS?

A: There are several reasons why we expect the euro to gradually appreciate relative to the U.S. dollar in 2000. First, the gap between interest rates in Europe and the United States has begun to narrow. Second, Europe is building economic momentum, while growth in the United States may have peaked. Finally, Europe's current-account position is favorable relative to the United States, which is running a massive trade deficit. Each of those factors should heighten demand for euro-denominated assets relative to the dollar in coming months. A higher euro, in turn, could boost returns for U.S. investors owning European stocks.

Q: WHAT STRATEGIES DID YOU PURSUE FOR THE FUND IN THIS ENVIRONMENT?

A: We use a value-driven approach to try to identify individual stocks that we believe are undervalued. Our primary indicator of value is price-to-cash flow, and we select investments on a company-by-company basis, regardless of country or sector. In addition, we assess management quality and the financial structure of a company as well as analyze the market position or franchise of the business within its competitive market.

We believe that investor euphoria over technology and cellular telecom companies has pushed valuations in those sectors beyond reasonable levels. Accordingly, the Fund remains underweight in the information technology group. However, we have pursued indirect ways to take advantage of the growth story in the telecom and Internet industries. For example, the Fund is slightly underweighted in cellular telecommunications businesses, where valuations are more stretched. Also, the Fund gained Internet exposure through Telefonica, a Spanish telecom company that developed and floated a highly successful Internet Service Provider business late in the year.

The Fund also owns several "old economy" companies, which stand to benefit from "new economy" business. These include media companies that are experiencing robust profitability as a result of the fundamental need of e-commerce firms to advertise. Examples include WPP, a global advertising business; Capital Radio, which owns the dominant radio franchise in the London market; and Mediaset, an Italian television broadcaster. The Fund is also overweight in cyclical and consumer-staples companies, given our view that economic growth is poised to accelerate in the region.

-----------------------
           4

                        VAN KAMPEN EUROPEAN EQUITY FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q: HOW DID THIS STRATEGY AFFECT PERFORMANCE?

A: The valuation-focused nature of the Fund's portfolio helped relative performance during the third quarter--a time in which markets generally trended lower--but hurt returns during the fourth quarter. Still, the Fund benefited from solid performance from several holdings, including Telefonica, WPP, and Capital Radio.

Relative performance was undermined by our stock selection for the Fund within the energy sector, which climbed during the year on the tide of rising oil prices. Specifically, we focused on identifying strong relative values within the group. However, the top performers during the second half of 1999 were mega-cap companies like BP Amoco, which is accorded a valuation that we deem excessive.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund's returns suffered during the period due to its underweight position in European mega-cap stocks and growth-oriented investments, which outperformed the Fund's value-oriented investments. The Fund achieved a total return of 11.14 percent (Class A shares at net asset value) for the six-month period ended December 31, 1999. By comparison, the Morgan Stanley Capital International
(MSCI) Europe Index generated a total return of 18.76 percent. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?

A: We are optimistic about Europe's economy and its financial markets. Monetary union has unleashed a markedly improved business environment throughout the region. Companies are restructuring in response to healthy competitive pressures, and managements are becoming more attuned to shareholder value. In addition, the new European Central Bank has behaved in a prudent and independent fashion, while governments are becoming more business-friendly. Also, a growing equity culture is increasing demand for equities and giving birth to new securities markets. These factors all suggest that the long-term outlook for European stocks is favorable.

Over the near term, liquidity conditions are likely to remain positive despite modest upward pressure on interest rates in coming months. Meanwhile, the lower euro is underpinning a recovery in core European nations like Germany and Italy. Coupled with ongoing growth in peripheral Europe, the region seems on the verge of a significant acceleration in economic output. We caution, however, that valuations among technology and telecom stocks are stretched, and that any correction in those groups could trigger a broader decline. We are confident, however, that our value orientation has positioned the Fund to benefit from an acceleration of economic growth in Europe and the possible broadening of market leadership in coming months.

                                                              ------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES         VALUE
--------------------------------------------------------------------

COMMON STOCKS (91.8%)
  DENMARK (0.6%)
    Novo Nordisk A/S `B'..................         430    $   57,089
                                                          ----------
  FINLAND (2.6%)
    KCI Konecranes International plc......         810        31,184
    (a)Kone Corp. Oy `B'..................       1,365        67,306
    Merita plc............................      12,600        74,325
    Sampo Insurance Co., Ltd. `A'.........       2,440        85,375
                                                          ----------
                                                             258,190
                                                          ----------
  FRANCE (15.5%)
    Alcatel...............................         325        74,719
    Aventis S.A...........................       4,360       253,672
    Axa S.A...............................         600        83,733
    Banque Nationale de Paris.............         690        63,732
    Cie de Saint-Gobain...................         250        47,065
    CNP Assurances........................       4,570       168,474
    France Telecom S.A....................         850       112,537
    Groupe Danone (Registered)............         400        94,381
    Michelin (C.G.D.E.) `B'
      (Registered)........................       1,790        70,393
    Pernod-Ricard.........................       1,620        92,784
    Schneider S.A.........................       1,830       143,839
    Total Fina S.A. `B'...................       2,278       304,417
                                                          ----------
                                                           1,509,746
                                                          ----------
  GERMANY (6.5%)
    Adidas-Salomon AG.....................         865        64,981
    BASF AG...............................       2,015       105,453
    Bayerische HypoVereinsbank AG.........         785        53,668
    Deutsche Telekom AG...................       2,460       173,267
    Mannesmann AG (Registered)............         360        87,267
    Schering AG...........................         730        88,332
    Volkswagen AG.........................       1,090        61,550
                                                          ----------
                                                             634,518
                                                          ----------
  IRELAND (1.2%)
    Bank of Ireland.......................      14,510       115,586
                                                          ----------
  ITALY (6.4%)
    Banca Popolare di Bergamo S.p.A.......       5,310       122,935
    (a)Enel S.p.A.........................       5,900        24,749
    Marzotto (Gaetano) S.p.A..............       7,570        54,196
    Mediaset S.p.A........................      11,820       184,024
    Telecom Italia Mobile S.p.A...........       7,805        87,280
    Telecom Italia S.p.A..................       7,040        99,383
    Uni Credito Italiano S.p.A............      11,410        56,146
                                                          ----------
                                                             628,713
                                                          ----------
  NETHERLANDS (6.3%)
    Akzo Nobel N.V........................       3,400       170,734
    ING Groep N.V.........................       2,635       159,260
    KPN N.V...............................         650        63,511
    Laurus N.V............................       4,120        74,364
    Philips Electronics N.V...............       1,061       144,431
                                                          ----------
                                                             612,300
                                                          ----------
  PORTUGAL (2.7%)
    Banco Comercial Portugues S.A.
      (Registered)........................      10,900        60,560
    Electricidade de Portugal S.A.........       7,000       122,323
                                                SHARES         VALUE
--------------------------------------------------------------------
    Telecel-Comunicacoes Pessoais S.A.....       4,400    $   76,800
                                                          ----------
                                                             259,683
                                                          ----------
  SPAIN (4.2%)
    Banco Popular Espanol S.A.............         845        55,171
    Banco Santander Central Hispano
      S.A.................................       5,480        62,109
    Endesa S.A............................       5,600       111,298
    (a)Telefonica S.A.....................       7,368       184,252
                                                          ----------
                                                             412,830
                                                          ----------
  SWEDEN (5.2%)
    Autoliv, Inc. SDR.....................       3,190        93,547
    ForeningsSparbanken AB................       7,340       108,056
    Nordbanken Holding AB.................       5,900        34,743
    SCA AB `B'............................       1,480        43,924
    Scandic Hotels AB.....................       2,020        18,794
    Svedala Industri AB...................       5,070        93,148
    Svenska Handelsbanken `A'.............       9,240       116,438
                                                          ----------
                                                             508,650
                                                          ----------
  SWITZERLAND (10.4%)
    Cie Financiere Richemont AG `A'.......          95       226,830
    Holderbank Financiere Glarus AG `B'
      (Bearer)............................          90       123,280
    Nestle S.A. (Registered)..............         203       372,071
    Novartis AG (Registered)..............          97       142,498
    Schindler Holding AG (Registered).....          40        64,091
    UBS AG (Registered)...................         335        90,512
                                                          ----------
                                                           1,019,282
                                                          ----------
  UNITED KINGDOM (30.2%)
    Allied Domecq plc.....................      21,230       104,923
    Allied Zurich plc.....................       9,050       106,628
    AstraZeneca Group plc.................       2,680       111,155
    BAA plc...............................       4,800        33,723
    Bank of Scotland Group plc............       9,240       107,300
    Barclays plc..........................       2,590        74,543
    (a)BG Group plc.......................      14,729        95,155
    Blue Circle Industries plc............      12,500        72,629
    BOC Group plc.........................       5,130       110,196
    British Telecommunications plc........       8,500       207,709
    Burmah Castrol plc....................       3,401        62,070
    Cadbury Schweppes plc.................      15,300        92,419
    Capital Radio plc.....................       4,450       107,807
    Centrica plc..........................      15,400        43,651
    Diageo plc............................      12,500       100,539
    Glaxo Wellcome plc....................       1,750        49,462
    Granada Group plc.....................       5,874        59,531
    Great Universal Stores plc............      18,570       108,572
    Halma plc.............................      25,900        48,942
    Imperial Tobacco Group plc............       9,550        78,663
    Lloyds TSB Group plc..................       6,840        85,561
    National Westminster Bank.............       2,370        50,909
    Prudential plc........................       8,300       163,544
    Reckitt Benckiser plc.................      22,834       214,083
    Sainsbury (J) plc (Registered)........      11,400        64,304
    Scottish & Southern Energy plc........      12,590       100,501
    Shell Transport & Trading Co. plc
      (Registered)........................      17,460       145,086
    Smith & Nephew plc....................      22,350        75,082
    SSL International plc.................       8,340       105,637

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES         VALUE
--------------------------------------------------------------------
    WPP Group plc.........................      10,380    $  164,461
                                                          ----------
                                                           2,944,785
                                                          ----------
TOTAL COMMON STOCKS...................................     8,961,372
                                                          ----------
PREFERRED STOCKS (3.0%)
  GERMANY (3.0%)
    Fresenius AG..........................         844       159,997
    Henkel KGaA AG........................       1,959       130,373
                                                          ----------
TOTAL PREFERRED STOCKS................................       290,370
                                                          ----------
                                                   PAR
                                                 VALUE
                                              --------
CORPORATE BONDS & NOTES (0.1%)
  UNITED KINGDOM (0.1%)
    (b)BG Transco Holdings plc 0.00%,
      12/14/09............................    $  2,000         3,250
    (b)BG Transco Holdings plc 4.1875%,
      12/14/22............................       2,000         3,222
    BG Transco Holdings plc 7.00%,
      12/16/24............................       2,000         3,138
                                                          ----------
TOTAL CORPORATE BONDS & NOTES.........................         9,610
                                                          ----------
TOTAL LONG-TERM INVESTMENTS (94.9%) (COST
$8,304,802)...........................................     9,261,352
                                                          ----------

                                                   PAR
                                                 VALUE         VALUE
--------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.2%)
  REPURCHASE AGREEMENT (4.2%)
    Chase Securities, Inc., 2.60%, dated      $411,000
      12/31/99, due 1/3/00, to be
      repurchased at $411,089
      collateralized by $424,137
      U.S. Treasury Notes, 6.125%, due
      12/31/01, valued at $424,137
      (COST $411,000).................................    $  411,000
                                                          ----------
TOTAL INVESTMENTS IN SECURITIES (99.1%) (COST
  $8,715,802).........................................     9,672,352
FOREIGN CURRENCY (0.1%) (COST $17,237)................        16,427
                                                          ----------
TOTAL INVESTMENTS (99.2%) (COST $8,733,039)...........     9,688,779
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)..........        73,934
                                                          ----------
NET ASSETS (100%).....................................    $9,762,713
                                                          ==========

---------------

(a)         --  Non-income producing security
(b)         --  Variable/floating rate security--rate disclosed is as of
                December 31, 1999.
SDR         --  Swedish Depositary Receipt

----------------------------------------------------------------

SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                         PERCENT OF
    INDUSTRY                                  VALUE      NET ASSETS
    --------                                ----------   ----------
    Consumer Goods.......................   $2,766,216      28.3%
    Finance..............................    2,099,308      21.5
    Services.............................    1,895,037      19.4
    Energy...............................      994,110      10.2
    Materials............................      946,156       9.7
    Capital Equipment....................      560,525       5.8
                                            ----------      ----
                                            $9,261,352      94.9%
                                            ==========      ====

---------------

        + Classified by sectors which represent broad groupings of related industries

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $8,715,802).....      $   9,672,352
  Foreign Currency (Cost $17,237)...........................             16,427
  Receivable for:
    Fund Shares Sold........................................             97,934
    Dividends...............................................             13,743
    Foreign Withholding Tax Reclaim.........................              5,815
    Interest................................................                 33
  Receivable from Investment Adviser........................             56,130
                                                                  -------------
      Total Assets..........................................          9,862,434
                                                                  -------------
LIABILITIES:
  Payable for:
    Shareholder Reporting Expenses..........................             40,207
    Custody Fees............................................             20,121
    Professional Fees.......................................             11,195
    Distribution Fees.......................................             10,292
    Directors' Fees and Expenses............................              7,140
    Bank Overdraft..........................................              5,498
    Administrative Fees.....................................              2,372
    Transfer Agent Fees.....................................                825
    Investments Purchased...................................                693
    Fund Shares Redeemed....................................                104
  Other.....................................................              1,274
                                                                  -------------
  Total Liabilities.........................................             99,721
                                                                  -------------
NET ASSETS..................................................      $   9,762,713
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $         843
  Paid in Capital in Excess of Par..........................          8,764,337
  Net Unrealized Appreciation on Investments................            955,133
  Accumulated Net Realized Gain.............................             73,137
  Accumulated Net Investment Loss...........................            (30,737)
                                                                  -------------
NET ASSETS..................................................      $   9,762,713
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $4,287,619 and 370,395 Shares
    Outstanding)............................................      $       11.58
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $       12.28
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $3,753,663 and 323,978 Shares Outstanding)*...      $       11.59
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,721,431 and 148,959 Shares Outstanding)*...      $       11.56
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


--------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $ 62,885
  Interest..................................................        10,134
  Less Foreign Taxes Withheld...............................        (6,726)
                                                                  --------
   Total Income.............................................        66,293
                                                                  --------
EXPENSES:
  Investment Advisory Fees..................................        42,995
  Shareholder Reports.......................................        36,126
  Filing and Registration Fees..............................        34,795
  Distribution Fees (Attributed to Classes A, B and C of
    $4,550, $16,883 and $7,952, respectively)...............        29,385
  Custodian Fees............................................        26,718
  Administrative Fees.......................................        11,541
  Directors' Fees and Expenses..............................         6,241
  Transfer Agent Fees.......................................           522
  Other.....................................................         1,392
                                                                  --------
   Total Expenses...........................................       189,715
   Less Expense Reductions..................................       (97,575)
                                                                  --------
   Net Expenses.............................................        92,140
                                                                  --------
Net Investment Income/Loss..................................       (25,847)
                                                                  --------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................       134,236
  Foreign Currency Transactions.............................          (283)
                                                                  --------
Net Realized Gain/Loss......................................       133,953
                                                                  --------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       168,193
                                                                  --------
  End of the Period:
    Investments.............................................       956,550
    Foreign Currency Translations...........................        (1,417)
                                                                  --------
                                                                   955,133
                                                                  --------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       786,940
                                                                  --------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       920,893
                                                                  --------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $895,046
                                                                  ========

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 1999      SEPTEMBER 25, 1998*
                                                                        (UNAUDITED)         TO JUNE 30, 1999
------------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $         (25,847)     $            44,000
  Net Realized Gain/Loss....................................                133,953                   11,000
  Net Unrealized Appreciation/Depreciation..................                786,940                  169,000
                                                                  -----------------      -------------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                895,046                  224,000
                                                                  -----------------      -------------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................                (50,832)                  (3,000)
    Class B.................................................                (18,316)                  (1,000)
    Class C.................................................                 (8,828)                  (1,000)
                                                                  -----------------      -------------------
  Net Decrease in Net Assets Resulting from Distributions...                (77,976)                  (5,000)
                                                                  -----------------      -------------------
  Net Realized Gain:
    Class A.................................................                (35,198)                      --
    Class B.................................................                (30,836)                      --
    Class C.................................................                (14,787)                      --
                                                                  -----------------      -------------------
                                                                            (80,821)                      --
                                                                  -----------------      -------------------
  Net Decrease in Net Assets Resulting from Distributions...               (158,797)                  (5,000)
                                                                  -----------------      -------------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................              3,131,821                4,084,000
  Distributions Reinvested..................................                 97,500                    1,000
  Redeemed..................................................               (761,346)                (745,000)
                                                                  -----------------      -------------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................              2,467,975                3,340,000
                                                                  -----------------      -------------------
  Total Increase/Decrease in Net Assets.....................              3,204,224                3,559,000
NET ASSETS--Beginning of Period.............................              6,558,489                3,000,000
                                                                  -----------------      -------------------
NET ASSETS--End of Period (Including accumulated net
  investment income/loss of $(30,737) and $73,000,
  respectively).............................................      $       9,762,713      $         6,559,000
                                                                  =================      ===================
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed (Initial Shares of 100,000).................                184,029                  205,000
     Distributions Reinvested...............................                  5,381                       --
     Redeemed...............................................                 (8,758)                 (15,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease in Class A Shares Outstanding......                180,652                  190,000
                                                                  =================      ===================
   Dollars:
     Subscribed.............................................      $       2,005,400      $         1,098,000
     Distributions Reinvested...............................                 59,193                    1,000
     Redeemed...............................................                (95,979)                (157,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease....................................      $       1,968,614      $           942,000
                                                                  =================      ===================
   Beginning Paid in Capital................................      $       1,000,000      $         1,000,000
                                                                  =================      ===================
   Ending Paid in Capital...................................      $       3,897,546      $         1,942,000+
                                                                  =================      ===================
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 100,000).................                 74,718                  305,000
     Distributions Reinvested...............................                  2,787                       --
     Redeemed...............................................                (43,699)                 (15,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease in Class B Shares Outstanding......                 33,806                  290,000
                                                                  =================      ===================
   Dollars:
     Subscribed.............................................      $         829,396      $         2,142,000
     Distributions Reinvested...............................                 30,685                       --
     Redeemed...............................................               (484,710)                (152,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease....................................      $         375,371      $         1,990,000
                                                                  =================      ===================
   Beginning Paid in Capital................................      $       1,000,000      $         1,000,000
                                                                  =================      ===================
   Ending Paid in Capital...................................      $       3,345,216      $         2,990,000+
                                                                  =================      ===================
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 100,000).................                 27,341                  179,000
     Distributions Reinvested                                                   694                       --
     Redeemed...............................................                (16,569)                 (42,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease in Class C Shares Outstanding......                 11,466                  137,000
                                                                  =================      ===================
   Dollars:
     Subscribed.............................................      $         297,025      $           844,000
     Distributions Reinvested...............................                  7,622                       --
     Redeemed...............................................               (180,657)                (436,000)
                                                                  -----------------      -------------------
   Net Increase/Decrease....................................      $         123,990      $           408,000
                                                                  =================      ===================
   Beginning Paid in Capital................................      $       1,000,000      $         1,000,000
                                                                  =================      ===================
   Ending Paid in Capital...................................      $       1,522,418      $         1,408,000+
                                                                  =================      ===================

---------------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           CLASS A                              CLASS B
                                        ---------------------------------------------      -----------------
                                         SIX MONTHS ENDED                                   SIX MONTHS ENDED
                                        DECEMBER 31, 1999      SEPTEMBER 25, 1998* TO      DECEMBER 31, 1999
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)#              JUNE 30, 1999#           (UNAUDITED)#
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...                               $     10.649              $     10.000             $     10.620
                                          ------------              ------------             ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                 (0.011)                    0.133                   (0.050)
  Net Realized and Unrealized
    Gain/ Loss...                                1.182                     0.541                    1.175
                                          ------------              ------------             ------------
  Total From Investment
    Operations...                                1.171                     0.674                    1.125
                                          ------------              ------------             ------------
DISTRIBUTIONS
  Net Investment Income...                      (0.144)                   (0.025)                  (0.059)
  Net Realized Gain...                          (0.100)                       --                   (0.100)
                                          ------------              ------------             ------------
  Total Distributions...                        (0.244)                   (0.025)                  (0.159)
                                          ------------              ------------             ------------
NET ASSET VALUE, END OF PERIOD...         $     11.576              $     10.649             $     11.586
                                          ============              ============             ============
TOTAL RETURN (1)...                              11.14%**                   6.75%**                 10.71%**
                                          ============              ============             ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)...                              $      4,288              $      2,020             $      3,754
Ratio of Expenses to Average Net
  Assets...                                       1.70%                     1.70%                    2.45%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets...                                      (0.17)%                    1.64%                   (0.92)%
Portfolio Turnover Rate...                          25%**                     51%**                    25%**
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/ Loss...            $       0.13              $       0.36             $       0.13
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...                                     3.98%                     6.20%                    4.73%
  Net Investment Income/Loss to
    Average Net Assets...                        (2.45)%                   (2.87)%                  (3.17)%
------------------------------------------------------------------------------------------------------------

                                            CLASS B
                                    -----------------------

                                     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS           JUNE 30, 1999#
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...                         $                10.000
                                    -----------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                       0.078
  Net Realized and Unrealized
    Gain/ Loss...                                     0.548
                                    -----------------------
  Total From Investment
    Operations...                                     0.626
                                    -----------------------
DISTRIBUTIONS
  Net Investment Income...                           (0.006)
  Net Realized Gain...                                   --
                                    -----------------------
  Total Distributions...                             (0.006)
                                    -----------------------
NET ASSET VALUE, END OF PERIOD...   $                10.620
                                    =======================
TOTAL RETURN (1)...                                    6.26%**
                                    =======================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)...                        $                 3,082
Ratio of Expenses to Average Net
  Assets...                                            2.45%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets...                                            0.96%
Portfolio Turnover Rate...                               51%**
---------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/ Loss...      $                  0.34
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...                                          6.61%
  Net Investment Income/Loss to
    Average Net Assets...                             (3.20)%
------------------------------------------------------------------------------------------------------------   ---------------------
--

                                                        CLASS C
                                      -------------------------------------------
                                       SIX MONTHS ENDED
                                      DECEMBER 31, 1999    SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS         (UNAUDITED)#            JUNE 30, 1999#
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................             $  10.593              $  10.000
                                          ---------              ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...              (0.049)                 0.065
  Net Realized and Unrealized
    Gain/ Loss...............                 1.171                  0.534
                                          ---------              ---------
  Total From Investment
    Operations...............                 1.122                  0.599
                                          ---------              ---------
DISTRIBUTIONS
  Net Investment Income......                (0.059)                (0.006)
  Net Realized Gain..........                (0.100)                    --
                                          ---------              ---------
  Total Distributions........                (0.159)                (0.006)
                                          ---------              ---------
NET ASSET VALUE, END OF PERIOD...         $  11.556              $  10.593
                                          =========              =========
TOTAL RETURN (1).............                 10.74%**                5.96%**
                                          =========              =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................             $   1,721              $   1,457
Ratio of Expenses to Average Net
  Assets.....................                  2.45%                  2.45%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                 (0.92)%                 0.81%
Portfolio Turnover Rate......                    25%**                  51%**
---------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...             $    0.12              $    0.40
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                  4.73%                  7.33%
  Net Investment Income/Loss to
    Average Net Assets.......                 (3.15)%                (4.13)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EUROPEAN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen European Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with

-----------------------
          12

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                               NET
                                          APPRECIATION/
   COST        APPREC.       DEPREC.      DEPRECIATION
----------    ----------    ----------    -------------
$8,715,802    $1,372,127    $(415,577)     $956,550

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.00%              1.70%               2.45%

For the period ended December 31, 1999, the Fund recognized expenses of $564 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At December 31, 1999, Van Kampen Funds, Inc. owned 27%, 31%, and 67% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the

                                                              ------------------
                                                                    13

                        VAN KAMPEN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $12,060 for Class A shares and deferred sales charges of $6,015 and $70 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $288 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $4,023,598 and sales of $2,039,762 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                        VAN KAMPEN EUROPEAN EQUITY FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the European Equity Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................   612,971     1,434
Jerry D. Choate.............................................   612,971     1,434
Linda Hutton Heagy..........................................   612,971     1,434
R. Craig Kennedy............................................   612,971     1,434
Mitchell M. Merin...........................................   612,971     1,434
Jack E. Nelson..............................................   612,971     1,434
Richard F. Powers, III......................................   612,971     1,434
Phillip B. Rooney...........................................   612,971     1,434
Fernando Sisto..............................................   612,971     1,434
Wayne W. Whalen.............................................   612,971     1,434
Suzanne H. Woolsey..........................................   612,971     1,434
Paul G. Yovovich............................................   612,971     1,434

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                         614,056        --       349

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
Chairman of the Board
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT,

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

       1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555
                             -/ /www.vankampen.com

       EEQ SAR 02/00                          -C- Van Kampen Funds Inc. 2000
       472 572 672

                                   VAN KAMPEN
                         GLOBAL EQUITY ALLOCATION FUND

                                    [PHOTO]

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    7
Statement of Assets and Liabilities.............   21
Statement of Operations.........................   22
Statement of Changes in Net Assets..............   23
Financial Highlights ...........................   24
Notes to Financial Statements...................   26
Additional Information..........................   30

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States          33.1%
Japan                  18.1%
Short-Term Investment  12.3%
Other                   9.7%
United Kingdom          5.6%
Germany                 5.3%
Hong Kong               3.2%
Netherlands             3.0%
Switzerland             3.0%
Italy                   2.8%
Spain                   2.0%
France                  1.9%

                                TOTAL RETURNS**

                                                           CLASS A      CLASS B      CLASS C          MSCI WORLD
                                                           SHARES       SHARES       SHARES       NET DIVIDENDS INDEX
                                                           -------      -------      -------      -------------------
Six Months
  With Sales Charge*.................................      10.23%       11.59%       15.58%                     N/A
  Without Sales Charge***............................      16.96%       16.59%       16.58%                  15.14%
One Year
  With Sales Charge*.................................      16.41%       17.53%       21.62%                     N/A
  Without Sales Charge***............................      23.48%       22.53%       22.62%                  24.94%
Average Annual Five Year
  With Sales Charge*.................................      16.95%          N/A       17.49%                     N/A
  Without Sales Charge***............................      18.34%          N/A       17.49%                  19.76%
Average Annual Since Inception
  With Sales Charge*.................................      15.22%       17.37%       15.36%                     N/A
  Without Sales Charge***............................      16.20%       17.56%       15.36%                  18.03%
Commencement Date....................................      1/4/93       8/1/95       1/4/93                     N/A

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index that includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.

  * The returns above are calculated using the maximum sales charge for Class A (5.75%) shares and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                  PERCENT OF
SECURITY                             COUNTRY      NET ASSETS
--------                          --------------  ----------
Sony Corp.                            Japan          1.4%
Nokia Oyj                            Finland         1.3%
Deutsche Telekom AG                  Germany         1.1%
Nippon Telegraph &
 Telephone Corp. ADR                  Japan          1.1%
Microsoft Corp.                   United States      1.0%

TOP FIVE SECTORS
                                                    PERCENT OF
SECTOR                                  VALUE       NET ASSETS
------                               ------------   ----------
Services                             $142,017,545     22.2%
Capital Goods & Equipment             128,059,401     20.2%
Finance                               103,157,666     16.1%
Consumer Goods                         94,738,195     14.8%
Energy                                 37,326,942      5.8%

(1) excludes Short-Term Investment
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI WORLD NET DIVIDENDS INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW
 (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY PORTFOLIO MANAGERS BARTON M. BIGGS AND ANN D. THIVIERGE OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT.

MR. BIGGS HAS BEEN A PORTFOLIO MANAGER OF THE FUND SINCE ITS INCEPTION IN 1993. SINCE 1995, MS. THIVIERGE AND MR. BIGGS HAVE SERVED AS CO-MANAGERS OF THE FUND. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A: The growth of the U.S. economy continued to draw headlines as Wall Street posted record-breaking highs, but the U.S. equity market was no longer a top performer. Developed markets such as Japan, Finland, and France outperformed the United States during the reporting period.

World economies looked brighter as Japan and Asia began to emerge from devastating depressions and bear markets. Though Japan's recent stock market performance was not as attractive as it was in the first half of the year, the market posted positive returns. Europe appeared to enter the early stages of what could be a prolonged period of growth, as corporate tax cuts, increased merger-and-acquisition activity, buybacks, and corporate restructuring may be indicators of growth to come.

In the second half of 1999, central banks worldwide provided significant liquidity ahead of Y2K--loosening monetary policies and cutting interest rates. This was powerful fuel for global equity markets.

Q: WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A: During the reporting period, two themes dominated the management of the portfolio. First, we continued to significantly overweight Japan relative to our MSCI benchmark, which contributed positively to Fund performance. We think economic growth in Japan will exceed most analysts' estimates. With a rising stock market and stronger yen, we believe Japanese consumers will begin spending again, especially in the technology sector. Secondly, we significantly underweighted the United States, which helped the Fund's performance during the past six months. Although fundamentals are strong, stocks appear overpriced and therefore may be more vulnerable in a market downturn.

Since the third quarter of 1999, the Fund has been fully invested, meaning that it no longer holds a significant cash position. The Fund's fully invested position contributed to performance during the reporting period.

Q: HOW HAVE YOU POSITIONED THE FUND RECENTLY?

A: In Asia, we overweighted Singapore relative to the Fund's benchmark. The leading economic indicators are higher than last year and point to even stronger economic growth. Stock prices were reasonable and earnings growth and earnings momentum were the highest in our investment universe during the reporting period. We gave Singapore high marks for the government and corporate environment. Additionally, while Singapore remains dependent on consumer electronics and electronics exports, its economy is broadening into other areas, which can help lessen the impact of any downturns in the electronics sector.

In Europe, we scaled back the Fund's U.K. weighting after the Bank of England raised interest rates at the beginning of September. We expect more rate hikes in the new year as the central bank aggressively attempts to smooth both upswings and downswings in the economy. Germany is now overweight relative to the Fund's benchmark. Although Germany lagged Europe during the year, we believe recent tax reform proposals should unleash a massive corporate restructuring in this largest of European economies, increasing capital efficiencies in Germany and sending competitive shock waves across the continent. The fact that these proposals came from the ruling party, SOZIALDEMOKRATISCHE PARTEI DEUSTCHLAND
(SPD), which 18 months ago proposed marking all corporate assets to market for immediate tax assessments, illustrates the extent of cultural leadership change.

-----------------------
           4

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              INVESTMENT OVERVIEW
 (CONT.)
--------------------------------------------------------------------------------

Similarly, the negative local press resulting from the recent disclosure of illegal funding (i.e. suitcases of cash) for Germany's Christian Democratic Union (CDU)--former Chancellor Kohl's party--should help to expose and weaken the unhealthy post-World War II based relationships between German politicians and companies, banks and utilities. This weakening is important to the continuation of privatization and deregulation. In our opinion, it is only through dynamic reform that Europe's economy can finally enjoy a long cycle of strong growth and low inflation. We believe that this change is occurring--and at an accelerating pace.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund performed well as a result of its favorable asset and country allocations in Japan and the United States and its less defensive strategy. For Class A shares at net asset value, the Fund generated a total return of 16.96 percent for the six months ended December 31, 1999. By comparison, the MSCI World Net Dividends Index generated a total return of 15.14 percent for the same period. This broad-based index is composed of securities on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q: WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?

A: We believe that consumer spending in Japan may experience a revival, which would boost its gross domestic product (GDP) above consensus expectations next year as investors continue to gain confidence in Japanese markets. The ongoing recovery in the rest of Asia should aid Japan as well.

Our outlook for European equities is positive with the markets supported by strong earnings growth, upward earnings estimates, and little threat in the short-term from either interest rates or bond yields. For the third quarter, earnings growth was strong and positive surprises outnumbered negative surprises, and we believe these trends may continue. Liquidity remains powerful with strong individual investor buying. Importantly, we expect the euro to strengthen from current levels, which would provide a boost for U.S. dollar-based investors.

We are cautious about the U.S. equity market due to expensive valuations and a more compelling case for fundamental change in the international arena. As long as the U.S. market remains relatively stable, we believe that many European and Asian markets can perform well given the rising economic growth, continued restructuring, and improving earnings of those markets. While we are encouraged by the present lack of significant inflation in the U.S., we continue to monitor the Federal Reserve Board, hoping that policy makers tap the brakes cautiously without causing global reverberations. We expect the international markets to outperform the United States not for months, but for years.

                                                              ------------------
                                                                    5

                            GLOBAL EQUITY ALLOCATION
                                    GLOSSARY

--------------------------------------------------------------------------------

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATES: A forecast for a company's net income during a given period. Earnings estimates can come from the company's management as well as from independent analysts.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee (FOMC), meets eight times per year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

LIQUIDITY: The ease with which an investor can buy or sell a stock at a reasonable price.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge. If these charges were included, the NAV would decrease.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

-----------------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                               SHARES           VALUE
---------------------------------------------------------------------

COMMON STOCKS (85.8%)
  AUSTRALIA (0.8%)
    Amcor Ltd.........................         18,349    $     85,872
    AMP Ltd...........................         25,811         284,966
    Australian Gas Light Co., Ltd.....         10,369          60,810
    Brambles Industries Ltd...........          5,938         164,083
    Broken Hill Proprietary Co.,
      Ltd.............................         29,039         381,011
    Coca-Cola Amatil Ltd..............         17,080          46,611
    Coles Myer Ltd....................         29,886         154,254
    Colonial Ltd......................         21,992          98,246
    CSL Ltd...........................          2,883          41,418
    Faulding (F.H.) & Co., Ltd........          3,368          22,094
    Fosters Brewing Ltd...............         48,278         138,400
    General Property Trust............         37,406          60,855
    GIO Australia Holdings Ltd........          6,522           9,969
    Goodman Fielder Ltd...............         32,821          29,282
    Leighton Holdings Ltd.............          7,422          28,726
    Lend Lease Corp., Ltd.............         14,579         204,092
    Mayne Nickless Ltd................         10,013          25,814
    National Australia Bank Ltd.......         37,819         578,056
    News Corp., Ltd...................         51,025         495,057
    Normandy Mining Ltd...............         34,106          24,163
    North Broken Hill Peko Ltd........         12,164          28,647
    Orica Ltd.........................          3,109          16,744
    Pacific Dunlop Ltd................         29,155          41,235
    QBE Insurance Group Ltd...........         11,103          51,713
    Rio Tinto Ltd.....................          3,291          70,641
    Santos Ltd........................         16,387          44,612
    Schroders plc.....................         10,659          16,432
    Southcorp Holdings Ltd............         17,372          61,197
    Stockland Trust Group.............          8,848          18,574
    Suncorp-Metway Ltd................          8,600          46,318
    TABCORP Holdings Ltd..............          8,852          59,892
    Telstra Corp., Ltd................        123,397         670,253
    Wesfarmers Ltd....................          5,056          41,691
    (a)Westfield Trust................          1,229           2,370
    (a)Westfield Trust................         35,596          69,819
    Westpac Banking Corp., Ltd........         49,323         339,963
    WMC Ltd...........................         48,914         269,536
    Woolworths Ltd....................         31,215         107,300
                                                         ------------
                                                            4,890,716
                                                         ------------
  AUSTRIA (0.6%)
    Austria Mikro Systems
      International AG................            503          16,028
    Austria Tabakwerke AG.............          3,719         180,002
    Bank Austria AG...................         19,144       1,081,015
    Bau Holdings AG...................            795          30,061
    Boehler-Udderholm AG..............          1,232          56,897
    BWT AG............................            285          38,365
    Flughafen Wein AG.................          3,589         124,890
    Generali AG.......................          1,197         200,904
    Lenzing AG........................            211          11,489
    Mayr-Melnhof Karton AG............          2,026          93,974
    Oesterreichische Brau-Beteiligungs
      AG..............................          1,548          62,437
    Oesterreichish Elektrizitaets
      'A'.............................          5,159         725,689
    OMV AG............................          4,517         439,530
    VA Technologies AG................          2,535         167,429

                                               SHARES           VALUE
---------------------------------------------------------------------
    (a)Wienerberger Baustoffindustrie
      AG..............................         11,680    $    254,277
                                                         ------------
                                                            3,482,987
                                                         ------------
  CANADA (1.4%)
    Abitibi-Consolidated, Inc.........          4,200          49,128
    Agrium, Inc.......................          3,100          24,031
    Alberta Energy Co., Ltd...........          2,400          74,751
    Alcan Aluminum Ltd................          4,900         201,454
    Anderson Exploration Ltd..........          2,800          33,430
    Bank of Montreal..................          5,600         191,085
    Bank of Nova Scotia...............         10,100         217,058
    Barrick Gold Corp.................          9,400         167,532
    BCE, Inc..........................         12,700       1,152,827
    BCT.Telus Communications, Inc.....          1,465          35,641
    BCT.Telus Communications, Inc.
      'A'.............................            521          12,567
    Bombardier, Inc. 'A'..............         13,800         283,202
    Burlington Resources
      Canada, Inc.....................            800          26,633
    Cameco Corp.......................          1,200          18,231
    (a)Canadian Hunter Exploration
      Ltd.............................          1,350          22,192
    Canadian Imperial Bank of
      Commerce........................          8,400         200,581
    (a)Canadian Natural Resources
      Ltd.............................          2,100          51,236
    Canadian Occidental Petroleum
      Ltd.............................          3,000          59,178
    Canadian Pacific Ltd..............          7,300         156,883
    Canadian Tire Corp. 'A'...........          2,000          47,619
    Cominco Ltd.......................          1,900          39,912
    Dofasco, Inc......................          2,200          43,397
    Edperbarascan Corp. 'A'...........          3,600          47,591
    (a)Fairfax Financial Holdings
      Ltd.............................            200          33,984
    George Weston Ltd.................          2,900         110,898
    (a)Gulf Canada Resources Ltd......         19,900          65,424
    Imasco Ltd........................          9,000         248,858
    Imperial Oil Ltd..................         10,000         214,563
    Inco Ltd..........................          3,600          84,095
    Laidlaw, Inc. 'B'.................          7,100          37,102
    Loewen Group, Inc.................          1,600             676
    Magna International, Inc. 'A'.....          1,600          68,106
    MDS, Inc. 'B'.....................          1,300          26,543
    National Bank of Canada...........          3,800          48,657
    (a)Newbridge Networks Corp........          3,600          81,105
    Nexfor, Inc.......................          2,354          13,686
    Noranda, Inc......................          5,400          72,508
    Northern Telecom Ltd..............         27,200       2,745,792
    NOVA Chemicals Corp...............            208           4,067
    Petro-Canada......................          6,200          87,756
    Placer Dome, Inc..................          5,900          62,888
    Placer Dome, Inc..................         16,660         179,095
    Potash Corp. of
      Saskatchewan, Inc...............          1,200          57,309
    Power Corp. of Canada.............          3,600          61,669
    Quebecor, Inc. 'B'................          1,700          45,300
    (a)Renaissance Energy Ltd.........          3,200          32,115
    Rogers Communication, Inc. 'B'....          3,700          90,400
    Royal Bank of Canada..............          6,500         285,680
    Seagram Co., Ltd..................          7,400         331,382
    Suncor Energy, Inc................          2,400         100,332
    (a)Talisman Energy, Inc...........          2,300          58,742
    Thomson Corp......................         12,600         331,395
    TransAlta Corp....................          1,800          17,629
    Transcanada Pipelines Ltd.........         10,344          89,493

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  CANADA (CONT.)
    Westcoast Energy, Inc.............          2,600    $     41,660
                                                         ------------
                                                            8,885,068
                                                         ------------
  FINLAND (1.7%)
    Hartwall Wind Systems A/S.........          2,587          37,564
    Kesko Oyj.........................          7,181          91,236
    Merita Ltd. 'A' plc...............         40,372         238,148
    Metra Oyj 'B'.....................          2,750          51,300
    Metso Oyj.........................          6,423          83,548
    (a)Nokia Oyj......................         45,361       8,233,150
    Outokumpu Oyj.....................          5,090          72,112
    Raisio Group plc..................          6,660          26,392
    Sampo Insurance Co., Ltd. 'A'.....          4,372         152,975
    Sonera Group Oyj..................         15,038       1,031,880
    Tieto Corp........................          2,951         184,490
    UPM-Kymmene Corp..................         11,107         447,989
                                                         ------------
                                                           10,650,784
                                                         ------------
  FRANCE (1.9%)
    Accor S.A.........................          1,980          95,774
    Alcatel Alsthom...................          5,046       1,160,094
    Aventis S.A.......................          7,709         448,523
    Axa...............................          3,452         481,746
    (a)Banque Nationale de Paris......          4,822         445,383
    BIC Corp..........................            643          29,293
    Bouygues..........................            292         185,790
    Canal Plus........................          1,288         187,670
    Cap Gemini S.A....................          1,817         461,707
    (a)Carrefour S.A..................          3,594         663,556
    Casino Guichard Perrachon.........            800          91,719
    Cie de Saint-Gobain...............          1,041         195,977
    Dassault Systemes S.A.............          3,172         206,942
    Eridania Beghin-Say S.A...........            451          48,569
    Essilor International.............            141          43,791
    France Telecom S.A................          9,620       1,273,652
    Groupe Danone.....................            658         155,258
    Klepierre.........................          4,378         423,797
    L'air Liquide.....................            959         160,717
    L'Oreal...........................            688         552,567
    Lagardere S.C.A...................          1,495          81,404
    LVMH Moet Hennessy Louis Vuitton..            921         412,988
    Lyonnaise des Eaux S.A............          1,493         239,519
    Michelin (C.G.D.E.) 'B'...........          2,247          88,365
    Paribas...........................              6             671
    Pernod-Ricard.....................            742          42,497
    Pinault-Printemps-Redoute.........          1,235         326,271
    PSA Peugeot Citroen S.A...........            329          74,776
    (a)Sagem..........................             75          52,182
    (a)Sanofi-Synthelabo S.A..........          4,528         188,750
    Schneider S.A.....................          1,810         142,267
    Simco S.A. (Registered)...........          5,130         415,637
    Societe Fonciere Lyonnaise........          2,435         318,947
    Societe Generale..................          1,008         234,792
    Sodexho S.A.......................            650         115,158
    (a)STMicroelectronics N.V.........          2,874         442,814
    Thomson CSF S.A...................          1,735          57,366
    Total Fina S.A. 'B'...............          6,947         928,163
    Usinor Sacilor....................          1,988          37,386
    Valeo S.A.........................            935          72,219

                                               SHARES           VALUE
---------------------------------------------------------------------
    (a)Vivendi........................          4,941    $    446,659
                                                         ------------
                                                           12,031,356
                                                         ------------
  GERMANY (5.2%)
    Adidas-Salomon AG.................          1,933         145,211
    Allianz AG........................          9,242       3,107,941
    AMB Aachener & Muenchener
      Beteiligungs AG.................            483          34,190
    BASF AG...........................          9,850         515,483
    Bayer AG..........................         10,450         497,358
    Beiersdorf AG.....................          7,200         486,428
    Bilfinger & Berger Bau AG.........          2,550          48,855
    (a)Buderus AG.....................          1,800          30,311
    Continental AG....................          4,633          93,200
    Daimler-Chrysler AG...............         44,279       3,478,133
    Daimler-Chrysler AG...............              1              78
    Deutsche Bank AG..................         20,150       1,707,748
    Deutsche Telekom AG...............         99,826       7,031,063
    Douglas Holding AG................          3,600         152,825
    Dresdner Bank AG..................         14,567         791,717
    FAG Kugelfischer Georg Schaefer
      AG..............................          5,850          53,679
    HypoVereinsbank AG................         15,875       1,085,311
    (a)IVG Holding AG.................         10,992         177,230
    (a)Karstadt AG....................          1,000          40,737
    (a)Linde AG.......................          3,580         197,822
    MAN AG............................          5,150         193,439
    Mannesmann AG.....................         18,246       4,422,961
    Metro AG..........................          9,357         512,327
    Muenchener Rueckversicherungs-
      Gesellschaft AG (Registered)....          6,194       1,580,166
    Preussag AG.......................          5,000         281,329
    RWE AG............................         16,954         675,274
    SAP AG............................          2,127       1,046,642
    Siemens AG........................         22,233       2,847,166
    Thyssen AG........................         10,710         332,082
    VEBA AG...........................         19,433         950,370
    (a)Viag AG........................         29,220         545,967
    Volkswagen AG.....................          6,930         391,320
                                                         ------------
                                                           33,454,363
                                                         ------------
  HONG KONG (3.2%)
    Bank of East Asia.................        121,200         336,775
    Cheung Kong Holdings Ltd..........        211,000       2,680,421
    CLP Holdings Ltd..................        160,500         739,165
    Hang Lung Development Corp........        191,000         216,222
    Hang Seng Bank Ltd................        186,000       2,123,561
    Hong Kong & China Gas Co., Ltd....        474,000         649,399
    Hong Kong Shanghai Hotels.........         84,500          55,982
    Hong Kong Telecommunications
      Ltd.............................      1,019,200       2,943,467
    Hopewell Holdings Ltd.............        130,000          77,346
    Hutchison Whampoa Ltd.............        349,000       5,073,262
    Hysan Development Co..............        106,411         134,836
    Johnson Electric Holdings Ltd.....         90,000         577,732
    New World Development Co., Ltd....        190,000         427,735
    Sino Land Co......................        306,000         176,156
    Sun Hung Kai Properties Ltd.......        225,000       2,344,504
    Swire Pacific Ltd. 'A'............        144,000         850,273
    Television Broadcasts Ltd.........         39,000         265,903

-----------------------
           8
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  HONG KONG (CONT.)
    Wharf Holdings Ltd................        215,000    $    499,228
                                                         ------------
                                                           20,171,967
                                                         ------------
  INDIA (0.5%)
    Cipla Ltd.........................          8,175         261,224
    Container Corp. of India Ltd......         59,000         332,299
    HDFC Bank Ltd.....................         94,000         348,988
    Hero Honda Motors Ltd.............         14,000         363,356
    Infosys Technologies Ltd..........          1,700         567,302
    Reliance Industries Ltd...........         73,500         386,255
    Tata Engineering & Locomotive Co.,
      Ltd.............................         51,750         239,121
    Tata Tea Ltd......................         31,000         374,138
    Titan Industries Ltd..............         52,000         172,915
                                                         ------------
                                                            3,045,598
                                                         ------------
  ISRAEL (0.0%)
    (a)Comverse Technology, Inc.......          1,950         282,262
                                                         ------------
  ITALY (2.8%)
    Assicurazioni Generali S.p.A......         44,229       1,462,823
    Autogrill SpA.....................          9,498         119,716
    Banca Commerciale Italiana........         83,735         455,944
    Banca di Roma.....................        196,437         252,746
    Banco Ambrosiano Veneto...........        113,476         461,126
    Banco Popolare di Milano..........         15,504         120,847
    Benetton Group S.p.A..............         75,710         174,060
    (a)Beni Stabili SPA...............         56,746          20,027
    Burgo Cartiere S.p.A..............          3,759          24,789
    Credito Italiano S.p.A............        191,244         941,063
    (a)Enel S.p.A.....................        386,290       1,620,383
    Ente Nazionale Idrocarburi
      S.p.A...........................        310,933       1,711,868
    (a)Fiat S.p.A.....................          9,136         261,168
    Impreglio S.p.A...................         16,292          10,054
    Istituto Nazionale delle
      Assicurazioni (INA).............        175,833         466,302
    Italgas...........................         20,337          77,106
    La Rinascente S.p.A...............          9,764          62,716
    Mediaset S.p.A....................         52,052         810,393
    Mediobanca S.p.A..................         24,805         253,373
    (a)Montedison S.p.A...............         62,716         102,764
    (a)Montedison S.p.A. di Risp
      NCS.............................         50,628          48,498
    (a)Olivetti Group.................        163,159         472,999
    Parmalat Finanziaria S.p.A........         77,198          98,860
    Pirelli S.p.A.....................         98,315         270,145
    R.A.S.............................         21,550         216,430
    R.A.S. di Risp....................              3              24
    Reno de Medici S.p.A..............          5,208          14,179
    S.A.I.............................              2              10
    S.A.I.............................          6,224          69,726
    San Paolo-Imi S.p.A...............         56,746         771,895
    Sirti S.p.A.......................          7,963          28,505
    Snia BPD S.p.A....................         15,975          17,204
    Telecom Italia Mobile S.p.A.......        349,823       3,911,928
    Telecom Italia Mobile S.p.A.
      RNC.............................         80,695         384,874
    Telecom Italia S.p.A..............         34,659         211,438
    Telecom Italia S.p.A..............        136,805       1,931,261
    Unione Immobiliare S.p.A..........        202,963          94,142
                                                         ------------
                                                           17,951,386
                                                         ------------

                                               SHARES           VALUE
---------------------------------------------------------------------
  JAPAN (18.1%)
    Acom Co., Ltd.....................          4,400    $    430,832
    Advantest Corp....................          4,700       1,241,319
    Ajinomoto Co., Inc................         45,800         477,130
    Alps Electric Co., Ltd............          8,000         121,999
    Asahi Bank Ltd....................         65,500         403,649
    Asahi Breweries Ltd...............         26,000         284,339
    Asahi Chemical Industry Co.,
      Ltd.............................         35,400         181,796
    Asahi Glass Co....................         77,600         600,426
    Bank of Fukuoka Ltd...............          1,000           6,935
    Bank of Tokyo-Mitsubishi Ltd......        170,600       2,376,351
    Bank of Yokohama..................          8,000          36,858
    Benesse Corp......................          1,700         409,078
    Bridgestone Corp..................         30,000         660,276
    Canon, Inc........................         68,800       2,732,349
    Casio Computer Co., Ltd...........         19,000         157,977
    Central Japan Railway Co..........             63         395,021
    Chugai Pharmaceutical Ltd.........         27,800         300,489
    Credit Saison Co., Ltd............            100           1,741
    CSK Corp..........................          2,900         470,899
    Dai Nippon Printing Co., Ltd......         30,800         491,089
    Daiei, Inc........................         29,800         118,057
    Daikin Industries Ltd.............         27,800         377,991
    (a)Dainippon Screen Manufacturing
      Co., Ltd........................          8,000          47,735
    Daiwa Bank Ltd....................         57,000         167,270
    Daiwa House Industry..............         28,800         214,105
    Daiwa Securities Co., Ltd.........         69,000       1,079,243
    Denso Corp........................         12,600         300,734
    East Japan Railway Co.............            158         851,590
    Ebara Corp........................         18,800         209,645
    Fanuc Co..........................          7,400         941,739
    Fuji Bank.........................        148,000       1,437,582
    Fuji Photo Film Co................         17,000         620,268
    Fuji Soft ABC, Inc. (First
      Section)........................          1,600         125,208
    Fujitsu Ltd.......................        138,600       6,317,871
    Furukawa Electric Co., Ltd........         20,800         315,367
    Gunma Bank Ltd....................         21,000         136,604
    Hirose Electric Co., Ltd..........          1,700         380,974
    Hitachi Ltd.......................        273,000       4,379,536
    Honda Motor Co....................         19,000         706,251
    Hoya Corp.........................          5,000         393,720
    Industrial Bank of Japan Ltd......         76,000         732,270
    Ito-Yokado Co., Ltd...............         13,000       1,411,523
    Japan Airlines Co., Ltd...........          2,000           5,928
    Japan Tobacco, Inc................             63         481,913
    Jusco Co..........................         13,800         240,417
    Kajima Corp.......................         55,600         165,881
    Kansai Electric Power Co..........         37,700         656,791
    KAO Corp..........................         34,800         992,292
    Kawasaki Steel Corp...............          8,000          14,321
    Kinki Nippon Railway Co., Ltd.....         63,600         255,072
    Kirin Brewery Co., Ltd............         55,600         584,662
    Komatsu Ltd.......................         50,600         232,632
    Konami Co., Ltd...................          2,300         410,594
    Kubota Corp.......................         81,400         311,331
    Kyocera Corp......................         17,500       4,536,340
    Kyowa Hakko Kogyo Co., Ltd........         25,800         154,704
    Marubeni Corp.....................            200             839
    Marui Co., Ltd....................          1,000          14,927

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  JAPAN (CONT.)
    Matsushita Electric Industrial
      Co., Ltd........................        156,400    $  4,329,571
    Meitec Corp.......................          1,700          54,045
    Mitsubishi Chemical Corp..........         41,000         144,380
    Mitsubishi Electric Corp..........        185,400       1,196,948
    Mitsubishi Estate Co., Ltd........         25,000         243,813
    Mitsubishi Heavy Industries
      Ltd.............................        150,000         500,342
    Mitsubishi Materials Corp.........         35,600          87,059
    Mitsubishi Trust & Banking
      Corp............................         38,000         334,540
    Mitsui & Co.......................            200           1,399
    Mitsui Fudosan Co., Ltd...........         18,000         121,843
    Mitsui Trust & Banking Co.,
      Ltd.............................          8,000          18,077
    Mitsukoshi Ltd....................         28,800         101,418
    Murata Manufacturing Co., Inc.....         23,000       5,399,589
    Mycal Corp........................         17,800          77,482
    NEC Corp..........................        116,600       2,777,277
    New OJI Paper Co., Ltd............         55,600         334,481
    NGK Insulators Ltd................         28,800         213,824
    Nichiei Co., Ltd. (Kyoto).........          2,100          45,603
    Nidec Corp........................          1,700         490,560
    Nikon Corp........................         16,000         469,529
    Nintendo Co., Ltd.................         10,400       1,727,399
    Nippon Express Co., Ltd...........         21,000         116,062
    Nippon Meat Packers, Inc..........         25,800         334,393
    Nippon Oil Co.....................         77,600         341,583
    Nippon Steel Corp.................        156,000         364,707
    Nippon Telegraph & Telephone Corp.
      ADR.............................            394       6,744,595
    Nippon Yusen Kabushiki Kaisha.....         74,400         304,208
    Nissan Fire & Marine Insurance
      Co., Ltd........................             50             155
    Nissan Motor Co., Ltd.............         60,400         237,511
    NKK Corp..........................        110,000          74,244
    Nomura Securities Co., Ltd........         55,000         992,615
    Omron Corp........................         11,000         253,399
    Oriental Land Co., Ltd............          3,100         266,243
    Orix Corp.........................          1,300         292,732
    Osaka Gas Co......................        113,200         272,398
    Pioneer Electronic Corp...........         16,000         422,577
    Promise Co., Ltd..................          2,200         111,905
    Rohm Co...........................          8,600       3,533,209
    Sakura Bank Ltd...................        107,200         620,781
    Sankyo Co., Ltd...................         21,800         447,814
    Sanyo Electric Co., Ltd...........        111,400         452,225
    Secom Co..........................         12,800       1,408,588
    Sega Enterprises Ltd..............          1,000          31,791
    Sekisui House Ltd.................         28,800         254,954
    Sharp Corp........................         89,600       2,291,930
    Shimano, Inc......................          8,000         140,859
    Shimizu Corp......................         41,800         138,202
    Shin-Etsu Chemical Co.............          5,000         215,201
    Shiseido Co., Ltd.................         12,000         174,900
    Shizuoka Bank.....................         15,800         161,972
    SMC Corp..........................          2,100         464,453
    Softbank Corp.....................          6,600       6,313,998
    Sony Corp.........................         30,700       9,099,188
    Sumitomo Bank Ltd.................         70,000         957,938
    Sumitomo Chemical Co..............         49,200         231,008
    Sumitomo Corp.....................            400           3,878

                                               SHARES           VALUE
---------------------------------------------------------------------
    Sumitomo Electric Industries......         37,800    $    436,680
    Sumitomo Forestry Co., Ltd........         17,000         131,370
    (a)Sumitomo Metal Industries
      Ltd.............................         66,400          50,013
    Sumitomo Metal Mining Co..........         19,000          42,375
    Taisei Corp., Ltd.................         58,600         111,204
    Taisho Pharmaceutical Co..........         18,000         528,221
    Taiyo Yuden Co., Ltd..............         37,000       2,193,290
    Takeda Chemical Industries........         33,800       1,669,666
    Takefuji Corp.....................          4,200         525,462
    Teijin Ltd........................         23,600          87,031
    Terumo Corp.......................          8,000         213,636
    The 77 Bank Ltd...................         11,000         115,240
    Tobu Railway Co...................         37,800         110,926
    Tohoku Electric Power Co., Ltd....         18,700         278,040
    Tokai Bank Ltd....................         53,600         337,654
    Tokio Marine & Fire Insurance
      Co..............................         24,400         285,220
    Tokyo Broadcasting
      System, Inc.....................          1,000          33,845
    Tokyo Electric Power Co...........         47,700       1,278,470
    Tokyo Electron Ltd................         12,000       1,643,353
    Tokyo Gas Co......................         99,200         241,620
    Tokyu Corp........................         44,800         109,119
    Toppan Printing Co., Ltd..........         33,800         337,240
    Toray Industries, Inc.............         34,500         133,640
    Toshiba Corp......................        226,000       1,724,347
    Toto Ltd..........................         28,800         174,102
    Toyo Information Systems Co.,
      Ltd.............................          2,000         140,859
    Toyota Motor Corp.................         70,000       3,389,416
    Ube Industries Ltd................         53,600         111,678
    Yamanouchi Pharmaceutical Co.,
      Ltd.............................          2,000          69,842
    Yokogawa Electric Corp............         41,000         289,162
                                                         ------------
                                                          115,638,596
                                                         ------------
  KOREA (0.9%)
    Hyundai Motor Co., Ltd............         18,340         290,727
    Kookmin Bank......................         19,310         302,702
    Korea Electric Power Corp.........         29,960         928,747
    LG Chemical Ltd...................         16,290         515,025
    LG Electronics, Inc...............          7,450         308,366
    Pohang Iron & Steel Co., Ltd......          2,550         280,713
    Samsung Electro-Mechanics Co......          9,390         624,346
    Samsung Electronics Co.
      (Foreign).......................          6,930       1,623,408
    Samsung Securities Co., Ltd.......         12,342         373,901
    Shinhan Bank......................         42,950         465,244
    SK Telecom Co., Ltd...............             60         215,060
                                                         ------------
                                                            5,928,239
                                                         ------------
  NETHERLANDS (3.0%)
    ABN Amro Holdings N.V.............         58,775       1,469,790
    Aegon N.V.........................              7             669
    Aegon N.V.........................         22,534       2,179,053
    Akzo Nobel N.V....................          5,223         262,277
    Buhrmann N.V......................            122           1,839
    Elsevier N.V......................         24,030         287,375
    Getronics N.V.....................          2,861         228,483
    Hagemeyer N.V.....................          4,384         101,630
    Heineken N.V......................         12,409         605,860
    ING Groep N.V.....................         37,675       2,277,094
    Koninklijke Ahold N.V.............         23,809         705,589
    KPN N.V...........................         17,387       1,698,867
    Oce N.V...........................          3,714          62,841
    (a)Philips Electronics N.V........         13,222       1,799,873

-----------------------
          10
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  NETHERLANDS (CONT.)
    Royal Dutch Petroleum.............         85,956    $  5,274,092
    Stork N.V.........................            120           1,755
    TNT Post Group N.V................         19,671         564,312
    Unilever N.V......................              1              54
    Unilever N.V. CVA.................         23,294       1,288,108
    Vedior N.V........................          2,920          30,033
    (a)Wolters Kluwer N.V.............         11,684         395,860
                                                         ------------
                                                           19,235,454
                                                         ------------
  SINGAPORE (1.1%)
    City Developments Ltd.............         46,000         269,289
    Creative Technology Ltd...........          6,250         113,329
    Cycle & Carriage Ltd..............         19,000          58,751
    (a)DBS Group Holdings Ltd.........         86,639       1,420,141
    DBS Land Ltd......................         87,750         172,813
    First Capital Corp................         20,000          26,659
    Fraser & Neave Ltd................         22,000          81,237
    Hotel Properties Ltd..............         58,000          52,237
    Keppel Corp.......................         55,000         143,981
    NatSteel Ltd......................         31,000          61,795
    Neptune Orient Lines Ltd..........         45,000          60,252
    Oversea-Chinese Banking Corp.,
      Ltd. (Foreign)..................         82,050         753,747
    Parkway Holdings Ltd..............         29,000          65,818
    Sembcorp Industries Ltd...........        124,235         169,327
    Singapore Airlines Ltd.
      (Foreign).......................         82,000         930,531
    Singapore Press Holdings..........         25,000         541,879
    Singapore Technology Engineering
      Ltd.............................        205,000         317,562
    Singapore Telecommunications
      Ltd.............................        383,490         792,078
    United Industrial Corp., Ltd......        107,000          60,390
    United Overseas Bank Ltd.
      (Foreign).......................         67,080         592,060
    United Overseas Land Ltd..........         41,000          38,403
    Venture Manufacturing Ltd.........         17,000         194,956
                                                         ------------
                                                            6,917,235
                                                         ------------
  SPAIN (2.0%)
    Acerinox S.A......................          2,484          99,188
    ACS S.A...........................          2,802          66,538
    Argentaria S.A....................         26,319         619,149
    Autopistas Concesionaria Espanola
      S.A.............................         13,279         129,212
    Azucarere Ebro Agricolas S.A......          3,766          54,987
    Banco Bilbao Vizcaya S.A.
      (Registered)....................        104,767       1,493,774
    Banco Santander Central Hispano
      S.A.............................        179,712       2,036,828
    Corporacion Financiera Alba
      S.A.............................          4,518         154,712
    Corporacion Mapfre S.A............          3,696          60,822
    Empresa Nacional de Cellulosas
      S.A.............................             34             681
    Endesa S.A........................         49,484         983,473
    Energia y Industrias Aragonesas
      S.A.............................             12              56
    Fomento de Construcciones y
      Contratas S.A...................          7,528         153,335
    Gas Natural SDG S.A. 'E'..........         22,581         520,739
    General de Aguas de Barcelona
      S.A.............................          7,137         104,638
    Gropo Dragados, S.A...............          8,955          79,101
    Iberdrola S.A.....................         45,207         627,242
    Immobiliaria Metropolitana Vasco
      Central S.A.....................          5,305          92,008

                                               SHARES           VALUE
---------------------------------------------------------------------
    Prima Inmobiliaria S.A............         24,230    $    210,118
    Repsol S.A........................         48,858       1,134,101
    Sol Melia S.A.....................          4,941          56,050
    Tabacalera S.A. 'A'...............          8,964         128,352
    (a)Telefonica S.A.................        112,517       2,813,719
    (a)Telefonica S.A.................         19,800         495,140
    (a)TelePizza S.A..................         10,943          46,344
    Union Electrica Fenosa S.A........         14,986         262,027
    Vallehermoso S.A..................         71,875         505,876
    Viscofan Industria Navarra de
      Envolturas Calulosicas S.A......             68             529
    Zardoya-Otis S.A..................          2,528          24,905
                                                         ------------
                                                           12,953,644
                                                         ------------
  SWEDEN (1.8%)
    Atlas Copco AB 'A'................          6,650         196,970
    Atlas Copco AB 'B'................          3,600         102,603
    Castellum AB......................         23,020         225,022
    Diligentia AB.....................         36,366         299,802
    Electrolux AB 'B'.................         15,900         400,730
    Fastighets AB Tornet..............         11,210         155,786
    ForeningsSparbanken AB............         27,450         404,104
    (a)Hennes & Mauritz AB 'B'........         42,400       1,423,154
    NetCom Systems AB 'B'.............          4,410         310,585
    OM Gruppen AB.....................          3,800          82,794
    Sandvik AB 'A'....................         10,200         320,139
    Sandvik AB 'B'....................          4,200         134,048
    SCA AB 'B'........................         11,500         341,303
    Securitas AB 'B'..................         20,200         366,364
    Skandia Forsakrings AB............         26,700         808,138
    Skandinaviska Enskilda Banken
      AB 'A'..........................         31,100         314,992
    Skanska AB 'B'....................          6,500         242,669
    SKF AB 'B'........................          4,500         109,704
    (a)Svenska Handelsbanken 'A'......         33,600         423,413
    Svenskt Stal AB 'A'...............          4,200          65,293
    Telefonaktiebolaget LM Ericsson...         68,700       4,425,733
    Trelleborg AB 'B'.................          7,600          68,473
    Volvo AB 'A'......................          4,600         116,476
    Volvo AB 'B'......................          9,500         246,143
    Wm-Data AB 'B'....................          2,700         167,260
                                                         ------------
                                                           11,751,698
                                                         ------------
  SWITZERLAND (3.0%)
    (a)ABB Ltd. (New).................         10,571       1,293,561
    Adecco S.A. (Registered)..........            670         522,023
    Alusuisse-Lonza Holding AG
      (Registered)....................            145         106,962
    CS Holding AG (Registered)........          9,750       1,938,973
    Georg Fischer AG (Registered).....            115          39,742
    Nestle S.A. (Registered)..........          1,350       2,474,364
    Novartis AG (Registered)..........          2,336       3,431,711
    Roche Holding AG (Bearer).........             51         833,176
    Roche Holding AG-Genusshein.......            263       3,123,280
    Schweizerische Rueckver
      (Registered)....................            535       1,099,582
    SMH AG (Bearer)...................            185         213,189
    Sulzer AG (Registered)............            150          97,549
    Swisscom AG (Registered)..........          2,430         983,299
    UBS AG (Registered)...............          7,411       2,002,344
    Valora Holding AG.................            235          62,903

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  SWITZERLAND (CONT.)
    Zurich Allied AG (New)............          1,725    $    984,166
                                                         ------------
                                                           19,206,824
                                                         ------------
  UNITED KINGDOM (5.6%)
    3I Group plc......................          5,379          95,998
    Abbey National plc................         14,129         225,914
    Albert Fisher Group plc...........         58,227          10,815
    Alldays plc.......................          3,096           3,050
    Allders plc.......................          4,039           8,089
    Allied Zurich plc.................         14,047         165,503
    Amec plc..........................         11,811          46,736
    Amvescap plc......................          6,073          70,621
    Anglian Water plc.................         31,573         288,112
    Arjo Wiggins Appleton plc.........         10,942          39,763
    (a)ARM Holdings plc...............          1,708         115,226
    Associated British Ports Holdings
      plc.............................         83,014         380,774
    AstraZeneca Group plc.............         16,460         682,688
    BAA plc...........................         12,317          86,535
    Barclays plc......................         15,785         454,307
    Barrat Developments plc...........         16,890          78,563
    Bass plc..........................          8,507         105,863
    BBA Group plc.....................          2,022          16,329
    Beazer Group plc..................         38,215          88,878
    Berisford plc.....................         26,471         144,078
    BG Group plc......................         36,109         233,280
    BICC plc..........................         20,426          30,021
    BOC Group plc.....................         16,708         358,900
    Boots Co. plc.....................         10,715         104,180
    BP Amoco plc......................        180,314       1,812,867
    BPB Industries plc................         53,329         309,211
    British Aerospace plc.............         33,274         220,336
    British American Tobacco plc......              1               6
    British Land Co. plc..............        234,573       1,553,313
    British Sky Broadcasting Group
      plc.............................         16,353         263,191
    British Telecommunications plc....         58,203       1,422,268
    Burmah Castrol plc................         29,931         546,257
    Cable & Wireless plc..............         53,860         912,513
    Cadbury Schweppes plc.............         19,698         118,985
    Canary Wharf Finance plc..........          6,163          38,322
    Capita Group plc..................          1,858          33,759
    Capital Shopping Centers plc......         66,900         368,989
    Caradon plc.......................         76,535         191,597
    Carpetright plc...................         16,769         144,897
    Centrica plc......................         47,164         133,686
    Cobham plc........................         19,249         243,271
    Commercial Union plc..............         11,049         178,005
    Compass Group plc.................          5,715          78,457
    Corus Group plc...................         14,250          37,054
    Delta plc.........................          3,953           7,981
    Diageo plc........................         33,906         272,711
    Dialog Corporation plc............          7,331          11,130
    Dixons Group plc..................          3,931          94,535
    Emap plc..........................          9,770         201,977
    EMI Group plc.....................         67,699         664,241
    Enterprise Oil plc................         40,199         272,685
    Firstgroup plc....................         38,972         151,064
    FKI plc...........................         31,227         121,043
    GKN plc...........................         13,825         217,704
    Glaxo Wellcome plc................         33,713         952,868

                                               SHARES           VALUE
---------------------------------------------------------------------
    Granada Group plc.................         15,448    $    156,561
    Grantchester Holdings plc.........        349,170         857,191
    Great Portland Estates plc........        119,190         369,605
    Great Universal Stores plc........          9,352          54,678
    Halifax plc.......................         22,429         248,684
    Hammerson plc.....................         45,680         316,136
    Hanson plc........................         38,638         323,876
    Hays plc..........................          8,015         127,637
    Hilton Group plc..................         16,186          51,826
    House of Fraser plc...............         22,703          27,867
    HSBC Holdings plc.................         77,020       1,073,523
    Hyder plc.........................         39,193         183,571
    IMI plc...........................         37,585         162,685
    Imperial Chemical Industries
      plc.............................          3,023          32,004
    Invensys plc......................        114,716         624,383
    Jarvis plc........................         21,676          77,019
    Johnson Matthey plc...............         44,295         493,629
    Kelda Group plc...................         29,111         164,559
    Kingfisher plc....................         15,045         166,934
    Laird Group plc...................         10,539          41,192
    Land Securities plc...............        129,525       1,451,811
    Lasmo plc.........................        118,194         224,778
    Legal & General Group plc.........        103,897         282,748
    Lex Service plc...................         21,762         130,749
    LIMIT plc.........................         87,179         209,795
    Lloyds TSB Group plc..............         56,883         711,543
    Logica plc........................          3,584          92,442
    London Clubs International plc....         31,795          62,649
    London Forfaiting Co., plc........         11,737           6,066
    Lonmin plc........................         28,198         285,551
    Low & Bonar plc...................          3,132           7,284
    Manchester United plc.............          3,027          10,022
    Marconi plc.......................         29,032         513,673
    Marks & Spencer plc...............         30,267         144,085
    Mayflower Corporation plc.........            396           1,394
    McKechnie plc.....................          3,630          19,758
    Meggitt plc.......................          9,288          29,252
    MEPC plc..........................        161,296       1,211,361
    Misys plc.........................         60,176         937,881
    National Grid Group plc...........         10,299          78,345
    National Power plc................         14,860          86,041
    Next plc..........................         24,343         233,538
    NFC plc...........................         64,004         253,262
    Nycomed Amersham plc..............          5,746          35,776
    Ocean Group plc...................          1,489          27,776
    Parity plc........................         42,735         262,280
    Pearson plc.......................          6,042         195,558
    Peninsular & Oriental Steam
      Navigation Co...................          6,878         114,752
    Pennon Group plc..................         17,778         151,892
    Pilkington plc....................        183,052         249,821
    Prudential Corp. plc..............         19,979         393,669
    Psion plc.........................            697          30,394
    Racal Electronic plc..............         15,431         138,320
    Railtrack Group plc...............          5,250          88,184
    Rank Group plc....................         52,215         165,291
    Reed International plc............         12,578          94,158
    Rentokil Initial plc..............         28,483         103,851
    Reuters Holdings plc..............         12,729         174,644
    Rexam plc.........................          8,933          36,069

-----------------------
          12
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
    Rolls-Royce plc...................         56,619    $    195,692
    Rtz Corp. plc (Registered)........          6,916         166,991
    Rugby Group plc...................         20,156          44,273
    Sainsbury (J) plc.................         18,316         103,315
    Schroders Property Fund...........          1,775          35,720
    Scotia Holdings plc...............          8,881          18,647
    Scottish & Newcastle plc..........          7,044          49,005
    Scottish & Southern Energy plc....         34,834         278,066
    Scottish Power plc................         14,090         106,729
    SEMA Group plc....................          4,172          75,063
    Shire Pharmaceuticals Group plc
      ADR.............................          7,715         224,699
    Skillsgroup plc...................          2,700          13,082
    Slough Estates plc................          3,664          20,860
    Smith & Nephew plc................         10,109          33,960
    SmithKline Beecham plc............         50,436         643,524
    Smiths Industries plc.............          8,351         124,761
    Stagecoach Holdings plc...........         68,508         176,481
    Taylor Woodrow plc................          7,878          17,177
    Tesco plc.........................         35,663         108,430
    Thames Water plc..................          4,525          56,420
    The Berkeley Group plc............         10,202         117,812
    The Sage Group plc................         10,990         134,100
    TI Group plc......................          5,966          45,769
    Torotrac plc......................          2,634          11,656
    Trinity Mirror plc................         10,582         112,971
    Unilever plc......................         28,775         211,690
    United Utilities plc..............          6,715          69,790
    Vodafone Group plc................        348,464       1,726,393
    Wickes plc........................          1,852           8,076
    William Baird plc.................         25,635          23,600
    WPP Group plc.....................         52,333         829,166
                                                         ------------
                                                           35,993,087
                                                         ------------
  UNITED STATES (32.2%)
    A.G. Edwards, Inc.................          2,500          80,156
    A.H. Belo Corp., 'A'..............          4,200          80,063
    A.O. Smith Corp...................          6,800         148,750
    AAR Corp..........................          6,600         118,388
    Abbott Laboratories...............         23,100         838,819
    (a)Abercrombie & Fitch Co. 'A'....          3,000          80,063
    ABM Industries, Inc...............          4,600          93,725
    (a)ACNielsen Corp.................          2,100          51,713
    (a)Acxiom Corp....................         14,500         348,000
    Adac Laboratories, Inc............          4,300          46,225
    (a)ADC Telecom, Inc...............          3,900         282,994
    Adobe Systems, Inc................          3,800         255,550
    Advo, Inc.........................          4,600         109,250
    AFLAC, Inc........................          7,400         349,187
    AGL Resources, Inc................          2,100          35,700
    Air Express International Corp....          8,100         261,731
    Airborne Freight Corp.............          2,000          44,000
    AK Steel Holding Corp.............          2,900          54,738
    (a)Alaska Air Group, Inc..........          1,100          38,638
    Albertson's, Inc..................          7,600         245,100
    Alcoa, Inc........................         12,100       1,004,300
    Allegheny Energy, Inc.............          3,100          83,506
    (a)Allegheny
      Technologies, Inc...............          8,450         189,597
    Alliant Energy Corp...............          3,800         104,500

                                               SHARES           VALUE
---------------------------------------------------------------------
    (a)Alliant Techsystems, Inc.......          2,800    $    174,475
    (a)Allied Waste
      Industries, Inc.................          5,400          47,588
    Allstate Corp.....................         11,300         271,200
    Alltel Corp.......................          1,005          83,101
    Alpharma, Inc.....................          5,900         181,425
    (a)Altera Corp....................          5,600         277,550
    (a)Alza Corp. 'A'.................          3,000         103,875
    (a)Amazon.com, Inc................          3,400         258,825
    AMBAC Finacial Group, Inc.........          2,000         104,375
    (a)America Online, Inc............         23,200       1,750,150
    American Express Co...............          5,700         947,625
    American Financial Group, Inc.....          2,200          58,025
    American Home Products Corp.......         17,400         686,212
    American International
      Group, Inc......................         19,137       2,069,188
    American Management
      Systems, Inc....................          8,500         266,687
    (a)American Power Conversion
      Corp............................          9,500         250,562
    (a)American Standard Cos, Inc.....          2,400         110,100
    American Telephone & Telegraph
      Co..............................         43,745       2,220,059
    American Water Works, Inc.........          2,400          51,000
    (a)Americredit Corp...............         13,500         249,750
    (a)AMR Corp.......................          4,100         274,700
    (a)Analog Devices.................          5,000         465,000
    Analogic Corp.....................          3,000          99,000
    Analysts International Corp.......          5,200          65,000
    Anchor Bancorp Wisconsin, Inc.....          3,500          52,938
    Anheuser-Busch Cos., Inc. 'A'.....          7,500         531,562
    (a)Anixter International, Inc.....         10,800         222,750
    (a)Ann Taylor Stores Corp.........          4,800         165,300
    Apogee Enterprises, Inc...........          9,400          47,588
    (a)Apollo Group, Inc. 'A'.........          2,600          52,163
    (a)Apple Computer, Inc............            200          20,563
    Applebee's International, Inc.....          6,400         188,800
    Applied Industrial
      Technologies, Inc...............          7,300         121,363
    (a)Applied Materials, Inc.........          5,400         684,112
    Applied Power, Inc. 'A'...........          8,300         305,025
    Aptar Group, Inc..................          8,500         213,562
    Arch Chemicals, Inc...............          1,200          25,125
    (a)Arrow Electronics, Inc.........          3,600          91,350
    Arvin Industries, Inc.............          1,500          42,563
    (a)Aspect Telecommunications
      Corp............................         11,200         438,200
    Associated Banc-Corp..............          2,400          82,200
    Associates First Capital Corp.
      'A'.............................              1              27
    (a)Astec Industries, Inc..........          4,200          79,013
    Astoria Financial Corp............         11,700         356,119
    (a)AT&T Corp. Liberty Media Group
      'A'.............................         27,476       1,559,263
    (a)Atmel Corp.....................          8,200         242,412
    Atmos Energy Corp.................          5,700         116,494
    Automatic Data
      Processing, Inc.................          7,500         404,062
    (a)Avid Technology, Inc...........          5,500          71,844
    Avnet, Inc........................          6,898         417,329
    Avon Products, Inc................          7,200         237,600
    Baker Hughes, Inc.................          8,500         179,031
    Baldor Electric Co................          9,500         172,187
    Bank of America Corp..............         22,700       1,139,256
    Bank of New York Co., Inc.........          9,800         392,000
    Bank One Corp.....................         15,000         480,937
    Banknorth Group, Inc..............          3,200          85,600
    (a)Barnes & Noble, Inc............          2,100          43,313
    Barnes Group, Inc.................          5,000          81,563
    (a)Barr Laboratories, Inc.........          4,700         147,462

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)Barrett Resources Corp.........          5,800    $    170,737
    Baxter International, Inc.........          3,400         213,562
    (a)BE Aerospace, Inc..............          5,200          43,875
    Beckman Coulter, Inc..............          1,200          61,050
    (a)Bed Bath & Beyond, Inc.........          4,000         139,000
    Belden, Inc.......................          8,900         186,900
    Bell Atlantic Corp................         27,100       1,668,344
    BellSouth Corp....................         22,500       1,053,281
    Bergen Brunswig Corp. 'A'.........          3,000          24,938
    (a)Best Buy Co., Inc..............          6,000         301,125
    (a)Billing Concepts Corp..........          7,300          47,450
    Bindley Western
      Industries, Inc.................          6,666         100,407
    (a)Biogen, Inc....................          4,200         354,900
    (a)BISYS Group, Inc...............          6,200         404,550
    (a)BJ Services Co.................          2,700         112,894
    (a)BJ's Wholesale Club, Inc.......          2,800         102,200
    (a)Blout International, Inc.
      'A'.............................            349           5,562
    (a)BMC Software, Inc..............          4,185         334,538
    Boeing Co.........................         13,100         544,469
    Borg-Warner Automotive, Inc.......          5,035         203,917
    Bowater, Inc......................          2,000         108,625
    Bowne & Co........................          8,500         114,750
    Brady Corp. 'A'...................          4,900         166,294
    (a)BREED Technologies, Inc........         13,300           1,862
    (a)Brightpoint, Inc...............         11,800         154,875
    (a)Brinker International, Inc.....          2,500          60,000
    Bristol-Myers Squibb Co...........         24,000       1,540,500
    (a)Broadwing, Inc.................          4,500         165,937
    Brush Wellman, Inc................          6,100         102,556
    (a)Buckeye Technologies, Inc......          8,500         126,437
    Burlington Northern Railroad
      Co..............................          8,900         215,825
    (a)Burr-Brown Corp................         12,000         433,500
    (a)C-Cube Microsystems, Inc.......          8,400         522,900
    (a)Cable Design Technologies
      Corp............................          6,900         158,700
    Cabot Corp........................          2,600          52,975
    Cabot Oil & Gas Corp. 'A'.........          6,800         109,225
    (a)Cadence Design
      Systems, Inc....................          6,500         156,000
    Cambrex Corp......................          6,300         216,956
    (a)Cambridge Tech
      Partner, Inc....................          1,900          49,875
    Campbell Soup Co..................          6,900         266,944
    (a)Canandaigua Brands, Inc. 'A'...          3,800         193,800
    Capital Re Corp...................          7,700         105,875
    Caraustar Industries, Inc.........          6,000         144,000
    Cardinal Health, Inc..............          1,058          50,652
    Carlisle Cos., Inc................          1,100          39,600
    Carpenter Technology Corp.........          1,200          32,925
    Caseys General Stores, Inc........         12,000         125,250
    (a)Catalina Marketing Corp........          3,800         439,850
    Caterpillar, Inc..................          4,600         216,487
    Cato Corp., 'A'...................          7,000          88,375
    CBRL Group, Inc...................          2,500          24,258
    (a)CBS, Inc.......................          3,800         242,962
    CCB Financial Corp................          1,300          56,631
    (a)CDI Corp.......................          4,900         118,213
    (a)CEC Entertainment, Inc.........          5,400         153,225
    (a)Cendant Corp...................         11,700         310,781
    Central Hudson Gas & Electric
      Corp............................          3,800         125,400
    Central Parking Corp..............          6,000         114,750
    Centura Banks, Inc................          4,900         216,212

                                               SHARES           VALUE
---------------------------------------------------------------------
    Century Telephone
      Enterprises, Inc................          3,900    $    184,762
    (a)Cerner Corp....................          6,400         126,000
    (a)Champion Enterprises, Inc......         10,000          85,625
    Champion International Corp.......          2,400         148,650
    Charter One Financial, Inc........         11,741         224,547
    Chase Manhattan Corp..............          6,000         466,125
    (a)Cheesecake Factory, Inc.
      (The)...........................          4,600         161,000
    Chemed Corp.......................          4,000         114,500
    ChemFirst, Inc....................          4,600         100,625
    Chevron Corp......................          8,000         693,000
    Chiquita Brands
      International, Inc..............         13,900          66,025
    (a)Chiron Corp....................          5,500         233,062
    Chris-Craft Industries, Inc.......          1,545         111,433
    Chubb Corp........................          3,705         208,638
    (a)Ciber, Inc.....................         11,100         305,250
    Cigna Corp........................          8,400         676,725
    Cintas Corp.......................          3,100         164,687
    (a)Circle.com.....................            525           6,464
    (a)Cisco Systems, Inc.............         35,900       3,845,787
    Citigroup, Inc....................         41,700       2,316,956
    (a)Citrix Systems, Inc............          2,600         319,800
    City National Corp................          1,500          49,406
    CK Witco Corporation..............          2,800          37,450
    Cke Restaurants, Inc..............         10,200          59,925
    CLARCOR, Inc......................          6,000         108,000
    Clayton Homes, Inc................         31,800         292,162
    Clorox Co.........................          5,976         301,041
    CMS Energy Corp...................          2,800          87,325
    CNF Transportation, Inc...........          1,800          62,100
    Coca-Cola Bottling Co.............          2,100          99,488
    Coca-Cola Co......................         29,300       1,706,725
    (a)Cognex Corp....................          8,000         312,000
    Comdisco, Inc.....................          4,800         178,800
    Commerce Bancorp, Inc.............          4,700         190,056
    Commercial Federal Corp...........         12,700         226,219
    Commercial Metals Co..............          5,000         169,687
    (a)CommScope, Inc.................          8,800         354,750
    Computer Associates
      International, Inc..............          6,200         433,612
    Computer Task Group, Inc..........          4,700          69,619
    Comsat Corp.......................            407           8,089
    (a)Concord EFS, Inc...............          4,350         112,013
    Conectiv, Inc.....................          4,100          68,931
    Consolidated Edison, Inc..........          3,900         124,069
    (a)Consolidated Graphics, Inc.....          3,300          49,294
    Constellation Energy Group........         13,300         385,700
    (a)Convergys Corp.................          4,400         135,300
    Cooper Companies, Inc.............          4,400         132,550
    Corn Products
      International, Inc..............          7,100         232,525
    Corning, Inc......................          3,900         502,856
    (a)Covance, Inc...................          1,800          19,463
    (a)Coventry Health Care, Inc......         12,000          81,000
    (a)COX Communications Inc.........            831          42,797
    Cross Timbers Oil Co..............         10,600          96,063
    Crown Cork & Seal Co., Inc........          8,400         187,950
    CTS Corp..........................          8,200         618,075
    Cullen/Frost Bankers, Inc.........         10,600         272,950
    CVS Corp..........................          5,700         227,644
    D.R. Horton, Inc..................         12,000         165,750
    Dallas Semiconductor Corp.........          6,700         431,731

-----------------------
          14
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    Dayton Hudson Corp................          7,200    $    528,750
    Dean Foods Co.....................          1,200          47,700
    Deere & Co........................          6,200         268,925
    (a)Dell Computer Corp.............         27,300       1,392,300
    Delphi Automotive Systems Corp....         12,109         190,717
    Delphi Financial Group, Inc.
      'A'.............................          4,785         143,550
    Delta & Pine Land Co..............          8,000         139,000
    DENTSPLY International, Inc.......          2,300          54,338
    Devon Energy Corp.................          7,000         230,125
    (a)DeVry, Inc.....................         13,800         257,025
    Diagnostic Products Corp..........          5,000         122,500
    Dial Corp.........................          3,200          77,800
    Diebold, Inc......................          1,900          44,650
    Dime Bancorp, Inc.................          2,500          37,813
    Dimon, Inc........................          9,100          29,575
    (a)Dionex Corp....................          5,000         205,937
    (a)Discount Auto Parts, Inc.......          4,600          83,088
    Dole Food Co., Inc................          2,000          32,500
    (a)Dollar Tree Stores, Inc........          1,900          92,031
    Donaldson Co., Inc................          3,400          81,813
    Dow Chemical Co...................          5,200         694,850
    Downey Financial Corp.............          5,900         119,106
    DPL, Inc..........................          3,700          64,056
    (a)Dress Barn, Inc................          7,100         118,038
    Du Pont (EI) de Nemours Co........         12,100         797,087
    Duke Power Co.....................         12,900         646,612
    (a)E*TRADE Group, Inc.............         43,600       1,139,050
    Earthgrains Co....................          8,300         133,837
    Eastern Utilities Association.....          5,600         169,750
    Eastman Kodak Co..................          2,200         145,750
    Eaton Vance Corp..................          6,100         231,800
    (a)eBay, Inc......................          2,000         250,375
    El Paso Energy Corp...............          3,100         120,319
    Electronic Data Systems Corp......          9,700         649,294
    Electronics For Imaging, Inc......          2,000         168,000
    Eli Lilly & Co....................         14,100         937,650
    (a)EMC Corp.......................         11,400       1,245,450
    Energen Corp......................          6,400         115,600
    Energy East Corp..................          3,600          74,925
    Enhance Financial Services
      Group, Inc......................          8,100         131,625
    Enron Corp........................          6,300         279,562
    Ensco International, Inc..........          4,200          96,075
    Enzo Biochem, Inc.................          9,800         441,612
    Equity Office Properties Trust....          8,000         197,000
    (a)Etec Systems, Inc..............          5,000         224,375
    Ethan Allen Interiors, Inc........          9,600         307,800
    Expeditors International of
      Washington, Inc.................         10,000         438,125
    (a)Express Scripts, Inc. 'A'......          6,700         428,800
    Exxon Corp........................         38,308       3,086,188
    Fair, Issac & Co., Inc............          3,600         190,800
    Family Dollar Stores, Inc.........          5,400          88,088
    (a)Family Golf Centers, Inc.......          5,800           8,156
    Fannie Mae Corp...................         12,100         755,494
    Fastenal Co.......................          1,400          62,913
    (a)FDX Corp.......................          5,000         204,687
    Federal Signal Corp...............          2,400          38,550
    Federal-Mogul Corp................          2,000          40,250

                                               SHARES           VALUE
---------------------------------------------------------------------
    Fidelity National
      Financial, Inc..................          6,270    $     90,131
    Finova Group, Inc.................          1,700          60,350
    First American Financial Corp.....         10,800         134,325
    First Data Corp...................          7,100         350,119
    First Midwest Bancorp, Inc........          8,850         234,525
    First Security Corp...............          5,100         130,209
    First Tennessee National Corp.....          3,500          99,750
    First Union Corp. (N.C.)..........         11,700         383,906
    First Virginia Banks, Inc.........          1,500          64,500
    Firstbancorp/Puerto Rico..........          6,000         124,500
    Firstmerit Corp...................         13,000         299,000
    (a)Fiserv, Inc....................          3,300         126,431
    Fleming Cos., Inc.................         10,100         103,525
    Florida Progress Corp.............          1,900          80,394
    Florida Rock Industries, Inc......          4,300         148,081
    Flowers Industries, Inc...........          3,700          58,969
    (a)Footstar, Inc..................          5,500         167,750
    Ford Motor Co.....................         12,900         689,344
    (a)Forest Laboratories, Inc.
      'A'.............................          2,500         153,594
    (a)Foundation Health Systems
      'A'.............................          6,600          65,588
    (a)Franklin Covey Co..............          6,700          50,250
    Fremont General Corp..............         13,700         101,038
    Frontier Insurance Group, Inc.....          9,400          32,313
    (a)Furniture Brands
      International, Inc..............          1,800          39,600
    G & K Services Inc. 'A'...........          4,500         145,687
    Gallagher (Arthur J.) & Co........          3,200         207,200
    Gannett Co., Inc..................          6,500         530,156
    Gap, Inc..........................         14,825         681,950
    Gatx Corp.........................          2,600          87,750
    General Dynamics Corp.............          2,400         126,600
    General Electric Co...............         38,900       6,019,775
    General Motors Corp...............          7,200         523,350
    (a)Genesis Health
      Ventures, Inc...................          8,800          18,150
    (a)Gentex Corp....................         13,800         382,950
    Genuine Parts Co..................         11,400         282,862
    Genzyme Corp......................          2,400         108,000
    (a)Genzyme Surgical Products......            429           2,494
    Geon Co...........................          5,200         169,000
    Georgia-Pacific Corp.
      (Timber Group)..................          3,100          76,338
    Gerber Scientific, Inc............          5,900         129,431
    Gillette Co.......................         16,400         675,475
    (a)Global Marine, Inc.............          5,800          96,425
    Graco, Inc........................          3,700         132,737
    Greenpoint Financial Corp.........          2,400          57,150
    Guilford Mills, Inc...............          9,500          68,875
    H.J. Heinz Co.....................          8,700         346,369
    (a)Ha-Lo Industries, Inc..........          8,850          66,375
    (a)Hadco Corp.....................          3,000         153,000
    Halliburton Co....................         28,400       1,143,100
    Hannaford Brothers Co.............          1,900         131,694
    Harley-Davidson, Inc..............          4,700         301,094
    Harman International
      Industries, Inc.................          4,400         246,950
    Harsco Corp.......................          1,500          47,625
    (a)Health Management Associates,
      Inc. 'A'........................          7,400          98,975
    (a)HEALTHSOUTH Corp...............         10,000          53,750
    (a)Heartland Express, Inc.........          7,000         110,250
    Henry (Jack) & Associates.........          4,100         220,119
    Herman Miller, Inc................          2,500          57,500

                                                         -----------------------
                                                                    15
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    Hewlett-Packard Co................         12,200    $  1,390,037
    Hibernia Corp. 'A'................          5,100          54,188
    Hillenbrand Industries, Inc.......          2,200          69,713
    Hilton Hotels Corp................         11,235         108,137
    (a)HNC Software, Inc..............          5,200         549,900
    Home Depot, Inc...................         22,200       1,522,087
    HON INDUSTRIES, Inc...............          2,100          46,069
    Hormel Foods Corp.................          2,400          97,500
    Household Internaional, Inc.......          6,300         234,675
    Hubbell Inc. 'B'..................          2,900          79,025
    Hudson United Bancorp.............          8,240         210,635
    Hughes Supply, Inc................          6,200         133,687
    (a)Hutchinson Technology, Inc.....          5,700         121,125
    (a)Hyperion Solutions Corp........          6,000         261,000
    IBP, Inc..........................          3,200          57,600
    ICN Pharmaceuticals, Inc..........          2,800          70,875
    (a)IDEXX Laboratories, Inc........          8,100         130,612
    (a)IHOP Corp......................          5,200          86,775
    Illinois Tool Works, Inc..........          6,620         447,247
    Illinova Corp.....................          2,900         100,775
    IMC Global, Inc...................          4,000          65,500
    (a)Inacom Corp....................          6,272          45,864
    (a)Incyte
      Pharmaceuticals, Inc............          6,300         378,000
    (a)Informix Corp..................          5,600          63,700
    (a)Input/Output, Inc..............         10,300          52,144
    (a)Insituform Technologies, Inc.
      'A'.............................          8,200         231,650
    Integrated Health
      Services, Inc...................         12,400           1,550
    Intel Corp........................         37,800       3,111,412
    Inter-Tel, Inc....................          6,100         152,500
    Interface, Inc....................         13,000          74,750
    (a)Interim Services, Inc..........         17,530         433,867
    Intermet Corp.....................          6,000          69,750
    International Business Machines
      Corp............................         20,300       2,192,400
    International Game Technology.....          4,000          81,250
    International Paper Co............          5,600         316,050
    (a)International Rectifier
      Corp............................         14,200         369,200
    Interstate Bakeries Corp..........          2,300          41,688
    (a)Intuit, Inc....................          5,100         305,681
    (a)Ionics, Inc....................          4,400         123,750
    IPALCO Enterprises, Inc...........          3,400          58,013
    Ivacare Corp......................          6,800         136,425
    (a)Jack in the Box, Inc...........          8,600         177,912
    JLG Industries, Inc...............          9,500         150,812
    John H. Harland Co................          7,100         130,019
    Johnson & Johnson.................         17,105       1,592,903
    (a)Jones Apparel Group, Inc.......          3,300          89,513
    Jones Pharma., Inc................          9,300         403,969
    JSB Financial.....................          1,800          93,375
    (a,c)Just For Feet, Inc...........          7,300             456
    Justin Industries.................          7,300         108,588
    Kaman Corp. 'A'...................          7,600          97,850
    Kansas City Southern
      Industries, Inc.................          3,300         246,262
    Kaydon Corp.......................          1,300          34,856
    (a)Keane, Inc.....................          2,000          63,500
    Kellwood Co.......................          5,600         108,850
    Kelly Services Inc. 'A'...........          1,600          40,200
    (a)Kemet Corp.....................          8,600         387,537
    (a)Kent Electronics Corp..........          8,300         188,825

                                               SHARES           VALUE
---------------------------------------------------------------------
    Keyspan Energy Corp...............          4,100    $     95,069
    Keystone Financial, Inc...........         11,900         250,644
    Kimberly-Clark Corp...............         11,240         733,410
    Kinder Morgan, Inc................          2,200          44,413
    (a)Kirby Corp.....................          3,600          73,800
    (a)Kroger Co......................         11,300         213,287
    (a)Kulicke & Soffa Industries.....          5,900         251,119
    La-Z-Boy, Inc.....................         10,900         183,256
    (a)Lakes Gaming, Inc..............          2,950          23,416
    Lancaster Colony Corp.............          1,900          62,938
    (a)Landstar System, Inc...........          2,100          89,906
    (a)Lattice Semiconductor Corp.....         10,000         471,250
    (a)Lear Corp......................          2,100          67,200
    Lee Enterprises...................          2,700          86,231
    (a)Legato Systems, Inc............          2,200         151,387
    Legg Mason, Inc...................         12,300         445,875
    Leggett & Platt, Inc..............          5,800         124,338
    (a)Lexmark International
      Group, Inc......................          3,800         343,900
    LG&E Energy Corp..................          2,900          50,569
    Libbey, Inc.......................          3,700         106,375
    Lilly Industries, Inc. 'A'........          5,200          69,875
    (a)Lincare Holdings, Inc..........          2,100          72,844
    Linear Technology Corp............          4,400         314,875
    (a)Linens 'n Things, Inc..........          7,800         231,075
    (a)Litton Industries, Inc.........          1,500          74,813
    Lowe's Cos., Inc..................          3,840         229,440
    Lubrizol Corp.....................          3,100          95,713
    Luby's Cafeterias, Inc............          8,800         100,100
    Lucent Technologies, Inc..........         33,845       2,532,029
    Lyondell Petrochemical Co.........          2,900          36,975
    Macdermid, Inc....................          5,400         221,737
    (a)Macromedia, Inc................          8,300         606,937
    Maf Bancorp, Inc..................          2,800          58,625
    (a)Mandalay Resort Group..........          3,700          74,463
    Manitowoc Co., Inc................          5,550         188,700
    Manpower, Inc.....................          2,700         101,588
    Marsh & McLennan Cos., Inc........          5,700         545,419
    Marshall & Ilsley Corp............          2,900         182,156
    Martin Marietta Corp..............          1,700          69,700
    Masco Corp........................          8,700         220,762
    (a)Maxim Integrated
      Products, Inc...................          7,600         358,625
    MBNA Corp.........................         14,100         384,225
    McCormick & Co., Inc..............          2,900          86,275
    McDonald's Corp...................         16,600         669,187
    (a)MCI WorldCom, Inc..............         30,600       1,623,712
    Mckesson Corp.....................          6,299         142,121
    MCN Corp..........................          2,400          57,000
    Media General, Inc. 'A'...........          1,400          72,800
    (a)Medimmune, Inc.................         10,700       1,774,862
    (a)Medquist, Inc..................          4,900         126,481
    (a)Men's Warehouse, Inc...........          6,800         199,750
    Mercantile Bankshares Corp........          2,600          83,038
    Merck & Co., Inc..................         25,600       1,716,800
    (a)Mercury Interactive............          7,600         820,325
    Merrill Lynch & Co., Inc..........          8,500         709,750
    Methode Electronics 'A'...........          8,600         276,275
    (a)Michaels Stores, Inc...........          6,400         182,400
    (a)Microchip Technology, Inc......          1,600         109,500
    Micron Technology, Inc............          3,800         295,450
    (a)Micros Systems, Inc............          3,500         259,000

-----------------------
          16
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)Microsoft Corp.................         55,000    $  6,421,250
    MidAmerican Energy Holdings Co....          2,300          77,481
    Midas, Inc........................              1              22
    (a)Midway Games, Inc..............          8,800         210,650
    Minnesota Mining & Manufacturing
      Co..............................          6,200         606,825
    Minnesota Power & Light Co........          3,000          50,813
    Mississippi Chemical Corp.........          7,300          45,169
    (a)Modis Professional
      Services, Inc...................          3,800          54,150
    (a)Mohawk Industries, Inc.........         10,600         279,575
    Molex, Inc........................          4,800         272,100
    Monsanto Co.......................         20,200         719,625
    Montana Power Co..................          3,000         108,188
    Morgan (J.P.) & Co., Inc..........          8,800       1,114,300
    (a)Morrison Knudsen Corp..........         13,600         106,250
    Motorola, Inc.....................          9,000       1,325,250
    (a)MS Carriers....................          4,700         112,213
    (a)Mueller Industries, Inc........          8,800         319,000
    Murphy Oil Corp...................          2,500         143,437
    Mutual Risk Management Ltd........          7,700         129,456
    Myers Industries, Inc.............          5,500          86,625
    Mylan Laboratories, Inc...........          3,900          98,231
    (a)Nabors Industries, Inc.........          3,400         105,188
    National City Corp................         11,500         272,406
    National Computer
      Systems, Inc....................          6,500         244,562
    National Data Corp................          8,300         281,681
    National Fuel Gas Co..............          1,400          65,100
    (a)National Instruments Corp......          9,900         378,675
    (a)Nautica Enterprises, Inc.......          8,500          96,156
    (a)NBTY, Inc......................         13,900         160,719
    NCR Corp..........................          3,100         117,413
    (a)NCS Healthcare, Inc............          5,300          12,753
    (a)Networks Associates, Inc.......          3,700          98,744
    New England Business
      Services, Inc...................          3,500          85,531
    New England Electric System.......          2,100         108,675
    New Jersey Resources Corp.........          4,100         160,156
    (a)Newfield Exploration Co........          7,600         203,300
    Newmont Mining Corp...............          9,400         230,300
    (a)NFO Worldwide, Inc.............         12,600         281,925
    Nike, Inc. 'B'....................          4,300         213,119
    NiSource Inc......................          2,500          44,688
    Noble Affiliates, Inc.............          2,300          49,306
    (a)Noble Drilling Corp............          4,000         131,000
    (a)North American
      Vaccine, Inc....................          6,400          28,800
    North Fork Bancorp, Inc...........          2,900          50,750
    Northeast Utilities...............          4,000          82,250
    Northwest Natural Gas Co..........          5,500         120,656
    (a)Nova Corp/Georgia..............          2,200          69,438
    (a)Novellus Systems, Inc..........          7,700         943,491
    NSTAR.............................          4,410         178,605
    (a)O'Reilly Automotive, Inc.......          9,600         206,400
    (a)Oak Industries, Inc............          4,300         456,337
    Oakwood Homes Corp................         10,100          32,194
    (a)Office Depot, Inc..............         11,250         123,047
    Ogden Corp........................          2,000          23,875
    OGE Energy Corp...................          4,400          83,600
    Old Kent Financial Corp...........          3,045         107,717
    Old Republic International
      Corp............................          3,100          42,238
    Olin Corp.........................          2,400          47,550

                                               SHARES           VALUE
---------------------------------------------------------------------
    Om Group, Inc.....................          5,600    $    192,850
    Omnicare, Inc.....................          2,800          33,600
    Omnicon Group, Inc................          3,600         360,000
    (a)Oracle System Corp.............         16,400       1,837,825
    (a)Orbital Sciences Corp..........          7,700         142,931
    (a)Orthodontic Centers of
      America.........................         11,500         137,281
    (a)Outback Steakhouse, Inc........          2,400          62,250
    Owens & Minor, Inc................          8,800          78,650
    (a)Oxford Health Plans, Inc.......          2,600          32,988
    Pacific Century Financial Corp....          3,400          63,538
    (a)Pacific Sunwear of
      California......................          6,000         193,125
    (a)Pacificare Health Systems......          1,400          74,200
    Paine Webber Group, Inc...........          4,000         155,250
    (a)Parexel International Corp.....          4,700          55,519
    (a)Park Place Entertainment
      Corp............................         11,800         147,500
    (a)Patterson Dental Co............          6,200         264,275
    (a)Paxar..........................         11,100          93,656
    PE Corp.-PE Biosystems Group......          2,200         264,687
    (a)Pediatrix Medical
      Group, Inc......................          3,400          23,800
    Pentair, Inc......................          1,500          57,750
    (a)PeopleSoft, Inc................          3,600          76,725
    Pfizer, Inc.......................         40,300       1,307,231
    (a)Pharmaceutical Product
      Development.....................          4,900          58,188
    Philadelphia Suburban Corp........          6,300         130,331
    Philip Morris Cos., Inc...........         26,400         612,150
    Phillips-Van Heusen Corp..........          9,800          81,463
    (a)Photronics, Inc................          5,900         168,887
    (a)Phycor, Inc....................         16,500          30,938
    Piedmont Natural Gas Co...........          4,800         145,200
    Pier 1 Imports, Inc...............         21,800         138,975
    Pillowtex Corp....................          3,900          24,131
    Pinnacle West Capital Corp........          2,300          70,294
    (a)Pioneer Group, Inc.............          6,400         100,800
    Pittston Brinks Group.............          1,800          39,600
    (a)Plains Resources, Inc..........          5,900          73,750
    PMI Group, Inc....................          1,500          73,219
    PNC Bank Corp.....................          5,500         244,750
    Pogo Producing Co.................         10,800         221,400
    Polaris Industries, Inc...........          5,300         192,125
    (a)Policy Management Systems
      Corp............................          1,200          30,675
    Potomac Electric Power Co.........          3,000          68,813
    (a)Prepaid Legal
      Services, Inc...................          5,400         129,600
    (a)Pride International, Inc.......         10,900         159,412
    (a)Primark Corp...................          5,600         155,750
    (a)Prime Hospitality Corp.........         14,200         125,138
    (a)Priority Healthcare Corp.......          3,426          99,140
    Procter & Gamble Co...............         13,800       1,511,962
    (a)Progress Software Corp.........          3,700         209,975
    Protective Life Corp..............          2,300          73,169
    (a)Protein Design Labs, Inc.......          3,800         266,000
    Provident Financial Group.........          1,400          50,225
    Public Service Co. of New
      Mexico..........................          2,600          42,250
    Puget Sound Energy, Inc...........          3,000          58,125
    (a)Qualcomm, Inc..................         16,800       2,961,000
    (a)Quantum Corp...................          5,300          80,163
    (a)Quantum Corp.-Hard Disk
      Drive...........................          2,650          18,384
    Queens County Bancorp, Inc........          4,400         119,350
    Questar Corp......................          2,900          43,500
    (a)Quintiles Transnational
      Corp............................          7,996         149,425
    (a)Ralcorp Holdings, Inc..........          7,000         139,562

                                                         -----------------------
                                                                    17
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    Raymond James Financial, Inc......         10,100    $    188,744
    Rayonier, Inc.....................          1,400          67,638
    (a)Read-Rite Corp.................         10,800          51,300
    Reader's Digest Association, Inc.
      (The) 'A'.......................          4,000         117,000
    Regal Beloit......................          4,900         101,063
    Regis Corp........................          7,650         144,394
    Reliance Steel & Aluminum.........          6,000         140,625
    Reliastar Financial Corp..........          2,300          90,131
    (a)Renal Care Group, Inc..........          9,200         215,050
    (a)Respironics, Inc...............          7,000          55,781
    Reynolds & Reynolds Co. 'A'.......          2,700          60,750
    Riggs National Corp. of Washington
      D.C.............................          5,800          76,488
    (a)Robert Half
      International, Inc..............          2,800          79,975
    Rollins Truck Leasing Corp........         12,600         150,412
    Roper Industries, Inc.............          8,000         302,500
    Ross Stores, Inc..................          2,800          50,225
    RPM, Inc..........................          4,700          47,881
    Ruby Tuesday, Inc.................          7,300         132,769
    Russ Berrie & Co., Inc............          5,600         147,000
    (a)Ryan's Family Steak
      Houses, Inc.....................         11,400          96,900
    (a)Safe Skin Corp.................         11,000         133,375
    (a)Saks, Inc......................          4,100          63,806
    (a)Samina Corp....................          8,500         848,937
    Santa Fe Snyder Corp..............         36,455         291,640
    Sara Lee Corp.....................         16,900         372,856
    SBC Communications, Inc...........         16,798         818,902
    Scana Corp........................          2,500          67,188
    Schwab (Charles) Corp.............         10,100         387,587
    (a)SCI Systems, Inc...............          1,900         156,156
    Sears, Roebuck & Co...............          6,800         206,975
    SEI Corp..........................          3,700         440,358
    Selective Insurance
      Group, Inc......................          7,200         123,750
    (a)Sepracor, Inc..................            800          79,350
    (a)Service Experts, Inc...........          4,300          24,994
    Shaw Industries, Inc..............          4,400          67,925
    Shopko Stores, Inc................          5,900         135,700
    (a)Shorewood Packaging............          6,200         117,413
    (a)Siebel Systems, Inc............          5,000         420,000
    (a)Sierra Health
      Services, Inc...................          6,700          44,806
    (a)Silicon Valley Bancshares......          4,900         242,550
    Skywest, Inc......................          4,900         137,200
    (a)Smith International, Inc.......          1,700          84,469
    (a)Smithfield Foods, Inc..........          7,700         184,800
    (a)Snyder Communications, Inc.....          2,100          40,425
    (a)Sola International, Inc........          6,400          88,800
    Solutia, Inc......................          3,400          52,488
    Sonoco Products Co................          3,100          70,525
    Sotheby's Holdings, Inc. 'A'......          2,100          63,000
    Southdown, Inc....................          1,500          77,438
    Southern Co.......................         13,600         319,600
    (a)Southern Union Company.........          6,360         121,635
    Southtrust Corp...................          4,600         173,937
    Southwest Gas Corp................          6,400         147,200
    Southwestern Energy Co............          8,500          55,781
    Sovereign Bancorp, Inc............          5,800          43,228
    (a)SPS Technologies, Inc..........          2,900          92,619
    SPX Corp..........................          1,200          96,975

                                               SHARES           VALUE
---------------------------------------------------------------------
    St. Paul Cos., Inc................              1    $         34
    Standard Motor Products...........          3,700          59,663
    (a)Staples, Inc...................          2,450          50,838
    (a)Starbucks Corp.................          5,400         130,950
    Starwood Hotels & Resorts
      Worldwide Inc...................          4,000          94,000
    (a)Steris Corp....................          2,100          21,656
    (a)Sterling Commerce, Inc.........          2,600          88,563
    (a)Sterling Software, Inc.........          2,500          78,750
    Stewart Enterprises, Inc. 'A'.....          3,600          17,100
    (a)Stillwater Mining Co...........          7,200         229,500
    Stone & Webster, Inc..............          3,700          62,206
    (a)Storage Technology Corp........          3,000          55,313
    Stride Rite Corp..................          9,700          63,050
    Stryker Corp......................          2,800         194,950
    Sturm Ruger & Co., Inc............          6,700          59,463
    (a)Sunguard Data Systems, Inc.....          3,000          71,250
    (a)Sunrise Medical, Inc...........          7,900          48,881
    Suntrust Banks, Inc...............          6,500         447,281
    SUPERVALU, Inc....................             89           1,780
    Susquehanna Bancshares, Inc.......          6,100          96,838
    (a)Sybron International Corp......          3,300          81,469
    Symbol Technologies, Inc..........          2,700         171,619
    (a)Synopsys, Inc..................          2,000         133,500
    T. Rowe Price Associates, Inc.....          3,500         129,281
    (a)TALK.com, Inc..................         15,000         266,250
    TCF Financial Corp................          2,500          62,188
    (a)Technical Data Corp............          1,600          43,400
    Technitrol, Inc...................          4,300         191,350
    (a)Technology Solutions Co........          9,700         317,675
    Teco Energy, Inc..................          2,900          53,831
    (a)Teledyne Technologies, Inc.....          2,414          22,782
    Teleflex, Inc.....................          1,700          53,231
    Telephone & Data Systems, Inc.....          2,100         264,600
    (a)Tenet Healthcare Corp..........          5,400         126,900
    (a)Teradyne, Inc..................          5,000         330,000
    Texas Industries, Inc.............          4,600         195,787
    Texas Instruments, Inc............         12,469       1,207,934
    The Marcus Corp...................          7,900         106,156
    (a)The Scott Co...................          4,500         181,125
    Thomas Industries, Inc............          5,300         108,319
    Tidewater, Inc....................          2,000          72,000
    Tiffany & Co......................          2,600         232,050
    (a)Timberland Co. 'A'.............          6,000         317,250
    Time Warner, Inc..................         15,000       1,086,562
    TNP Enterprises, Inc..............          3,300         136,125
    (a)Toll Brothers, Inc.............          7,800         145,275
    Tosco Corp........................          4,600         125,063
    (a)Total Renal Care
      Holdings, Inc...................          2,600          17,388
    Transocean Offshore, Inc..........          2,900          95,519
    Tredegar Industries, Inc..........          7,100         146,881
    Trenwick Group, Inc...............          3,000          50,813
    Triarc Companies..................          6,800         124,950
    (a)Trigon Healthcare, Inc.........          1,600          47,200
    Trinity Industries, Inc...........          1,500          42,656
    True North
      Communications, Inc.............          9,500         424,531
    Trustco Bank Corp.................         10,000         132,500
    (a)Tuboscope, Inc.................         10,900         173,037
    Tyson Foods, Inc..................          6,500         105,625
    U.S. Bancorp......................          6,200         147,637

-----------------------
          18
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  UNITED STATES (CONT.)
    (a)U.S. Foodservice, Inc..........          3,000    $     50,250
    U.S. Freightways Corp.............          5,500         263,312
    (a)U.S. Home Corp.................          3,700          94,581
    (a)U.S. Onconlogy, Inc............          7,000          34,563
    U.S. Trust Corp...................          3,500         280,656
    (a)UAL Corp.......................            900          69,806
    Ultramar Diamond Shamrock Corp....          2,900          65,794
    (a)Ultratech Stepper, Inc.........          5,200          83,850
    United Bankshares, Inc............          7,400         176,675
    United Illuminating Co............          3,400         174,675
    United Technologies Corp..........          9,948         646,620
    United Water Resources, Inc.......          8,600         294,012
    Universal Corp....................          1,500          34,219
    Universal Foods Corp..............          2,600          52,975
    (a)Universal Health
      Services, Inc...................          7,000         252,000
    UnumProvident Corp................          4,300         137,869
    USX-Marathon Group................          6,400         158,000
    UtliCorp. United, Inc.............          3,750          72,891
    (a)Valassis
      Communications, Inc.............         10,950         462,637
    Valmont Industries................          5,700          91,556
    (a)Ventiv Health Inc..............            700           6,431
    (a)Vertex
      Pharmaceuticals, Inc............          5,500         192,500
    (a)Viacom, Inc., 'B'..............          9,200         556,025
    Viad Corp.........................          3,300          91,988
    (a)Vicor Corp.....................         11,800         477,900
    (a)Vintage Petroleum, Inc.........         13,000         156,812
    (a)Visx, Inc......................         12,400         641,700
    (a)Vitesse Semiconductor..........         29,000       1,520,687
    Vulcan Materials Co...............          4,900         195,694
    Wabash National Corp..............          6,400          96,000
    Wachovia Corp.....................          2,400         163,200
    Wal-Mart Stores, Inc..............         49,184       3,399,845
    Walgreen Co.......................         12,500         365,625
    Wallace Computer
      Services, Inc...................          2,100          34,913
    Walt Disney Co....................         27,900         816,075
    Warnaco Group.....................          2,100          25,856
    Washington Mutual, Inc............          6,000         156,000
    Washington Post Co. 'B'...........            400         222,350
    Waste Management, Inc.............         11,500         197,656
    (a)Water Pik
      Technologies, Inc...............            845           8,080
    Watsoc, Inc.......................          5,200          60,125
    (a)Watson
      Pharmaceuticals, Inc............          2,600          93,113
    WD-40 Co..........................          6,000         132,750
    (a)Weatherford
      International, Inc..............          3,500         139,781
    Wells Fargo Co....................         21,000         849,187
    Werner Enterprises, Inc...........          9,900         139,219
    Westpoint Stevens, Inc............          2,300          40,250
    (a)Westwood One Inc...............         12,350         938,600
    Weyerhaeuser Co...................            840          60,323
    Whirlpool Corp....................          1,700         110,606
    Whitman Corp......................          3,800          51,063
    Whitney Holding Corp..............          4,100         151,956
    (a)Whittman-Hart, Inc.............          9,800         525,525
    (a)Whole Foods Market, Inc........          5,300         245,787
    Wicor, Inc........................          9,800         286,037
    Williams Cos., Inc................          4,700         143,644
    (a)Williams-Sonoma, Inc...........         11,200         515,200
    Wilmington Trust Corp.............          1,200          57,900
    Wisconsin Energy..................          3,100          59,675
    Wolverine World Wide, Inc.........         11,800         129,062
    Wynn's International Inc..........          5,300          74,863

                                               SHARES           VALUE
---------------------------------------------------------------------
    Xerox Corp........................         10,900    $    247,294
    (a)Xilinx, Inc....................          8,400         381,937
    (a)Xircom, Inc....................          4,700         352,500
    XL Capital Ltd. 'A'...............          3,385         175,597
    (a)Yahoo!, Inc....................          4,000       1,730,751
    (a)Yellow Corp....................          6,400         107,600
    York International Corp...........          2,200          60,363
    (a)Zale Corp......................          7,800         377,325
    (a)Zebra Technologies Corp. 'A'...          6,700         391,950
    Zenith National Insurance.........          4,000          82,500
    Zions Bancorp.....................          2,200         130,212
                                                         ------------
                                                          205,507,367
                                                         ------------
TOTAL COMMON STOCKS..................................     547,978,631
                                                         ------------
PREFERRED STOCKS (0.2%)
  AUSTRALIA (0.1%)
    News Corp., Ltd...................         45,195         386,905
                                                         ------------
  AUSTRIA (0.0%)
    Bau Holdings AG...................              5             181
                                                         ------------
  GERMANY (0.1%)
    SAP AG............................          1,476         901,180
    Volkswagen AG.....................          2,200          70,988
                                                         ------------
                                                              972,168
                                                         ------------
  ITALY (0.0%)
    (a)Fiat S.p.A. (Privilegiate).....          1,625          23,514
                                                         ------------
  NETHERLANDS (0.0%)
    Unilever N.V......................         26,089         132,323
                                                         ------------
TOTAL PREFERRED STOCKS...............................       1,515,091
                                                         ------------
INVESTMENT COMPANIES (0.9%)
  UNITED STATES (0.9%)
    (b)Latin American Discovery
      Fund............................        381,900       4,105,425
    (b)Morgan Stanley Dean Witter
      Asia-Pacific Fund...............        124,800       1,474,200
                                                         ------------
TOTAL INVESTMENT COMPANIES...........................       5,579,625
                                                         ------------
                                               NO. OF
                                             WARRANTS
                                          -----------
WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)Banque Nationale de Paris,
      expiring 7/1/02.................          1,196           5,524
                                                         ------------
  UNITED STATES (0.0%)
    (a)Golden State Bancorp, Inc.
      expiring 1/1/01.................          1,000             875
                                                         ------------
TOTAL WARRANTS.......................................           6,399
                                                         ------------
                                                  PAR
                                                VALUE
                                          -----------
CORPORATE BONDS & NOTES (0.0%)
  UNITED KINGDOM (0.0%)
    (d)BG Transco Holdings plc 0.00%,
      12/14/09........................    $     5,000           8,125
    (d)BG Transco Holdings plc 4.19%,
      12/14/22........................          5,000           8,056
    BG Transco Holdings plc 7.00%,
      12/16/24........................          5,000           7,846
                                                         ------------
TOTAL CORPORATE BONDS & NOTES........................          24,027
                                                         ------------

                                                         -----------------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                  PAR
                                                VALUE           VALUE
---------------------------------------------------------------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
    Casino Guich Perrachon 4.50%,
      7/12/01.........................     FRF 70,400    $     70,988
    Sodexho S.A., 6.00%, 6/7/04.......             76           3,958
                                                         ------------
                                                               74,946
                                                         ------------
  PORTUGAL (0.0%)
    (a)Jeromimo Martins...............    $    34,030          20,402
                                                         ------------
TOTAL CONVERTIBLE DEBENTURES.........................          95,348
                                                         ------------
TOTAL LONG-TERM INVESTMENTS (86.9%)
  (COST $427,626,796)................................     555,199,121
                                                         ------------
SHORT-TERM INVESTMENT (12.3%)
  REPURCHASE AGREEMENT (12.3%)
    Chase Securities, Inc., 2.60%,
      dated                                78,736,000
      12/31/99, due 1/3/00, to be
      repurchased at $78,753,059
      collateralized by $78,970,071
      U.S. Treasury Inflation Index
      Notes 3.625%, due 7/15/02,
      valued at
      $80,297,788 (COST $78,736,000).................      78,736,000
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES (99.2%)
  (COST $506,362,796)................................     633,935,121
FOREIGN CURRENCY (0.0%) (COST $35,644)...............          29,725
                                                         ------------
TOTAL INVESTMENTS (99.2%) (COST $506,398,440)........     633,964,846
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%).........       4,976,473
                                                         ------------
NET ASSETS (100%)....................................    $638,941,319
                                                         ============

-------------------------------------------------------------------------
(a)         --  Non-income producing security
(b)         --  The Fund is advised by an affiliate which earns a
                management fee as advisor to the Fund.
(c)         --  Security valued at fair value--see note A-1 to financial statements.
(d)         --  Variable/floating rate security--rate disclosed is as of
                December 31, 1999.
ADR         --  American Depositary Receipt
CVA         --  Share Certificates
FRF         --  French Franc
NCS         --  Non-Convertible Shares
RNC         --  Non-Convertible Savings Shares

----------------------------------------------------------------

    SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                PERCENT OF
INDUSTRY                            VALUE       NET ASSETS
--------                         ------------   ----------
Services.......................  $142,017,545      22.2%
Capital Goods & Equipment......   128,059,401      20.2
Finance........................   103,157,666      16.1
Consumer Goods.................    94,738,195      14.8
Energy.........................    37,326,942       5.8
Materials......................    26,076,708       4.1
Multi-Industry.................    17,925,686       2.8
Investment Companies...........     5,579,626       0.9
Gold Mines.....................       317,352       0.0
                                 ------------      ----
                                 $555,199,121      86.9%
                                 ============      ====

-----------------------
          20
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $506,362,796)
    (including repurchase agreement of $78,736,000).........      $ 633,935,121
  Foreign Currency (Cost $35,644)...........................             29,725
  Margin Deposit on Futures.................................          3,498,878
  Receivable for:
    Investments Sold........................................         78,764,467
    Variation of Futures Contracts..........................          6,835,894
    Fund Shares Sold........................................          1,039,703
    Dividends...............................................            635,351
    Foreign Withholding Tax Reclaim.........................             88,540
    Interest................................................              6,375
  Other.....................................................             44,125
                                                                  -------------
    Total Assets............................................        724,878,179
                                                                  -------------
LIABILITIES:
  Payable for:
    Investments Purchased...................................         78,736,000
    Bank Overdraft..........................................          3,194,445
    Distribution Fees.......................................            689,778
    Fund Shares Redeemed....................................            634,558
    Investment Advisory Fees................................            506,326
    Custody Fees............................................            265,041
    Administrative Fees.....................................            141,064
    Directors' Fees and Expenses............................             60,675
    Transfer Agent Fees.....................................             48,058
    Shareholder Reporting Expenses..........................             40,786
    Professional Fees.......................................             26,100
    Securities Lending Expense..............................              4,487
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts...............................................          1,529,220
  Other.....................................................             60,322
                                                                  -------------
    Total Liabilities.......................................         85,936,860
                                                                  -------------
NET ASSETS..................................................      $ 638,941,319
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      35,495
  Paid in Capital in Excess of Par..........................        488,125,522
  Net Unrealized Appreciation on Investments, Foreign
    Currency Translations and Futures.......................        133,438,459
  Accumulated Net Realized Gain.............................         19,554,883
  Accumulated Net Investment Loss...........................         (2,213,040)
                                                                  -------------
NET ASSETS..................................................      $ 638,941,319
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $277,445,787 and 15,084,075
    Shares Outstanding).....................................      $       18.39
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $       19.51
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $251,017,129 and 14,223,217
    Shares Outstanding)*....................................      $       17.65
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $110,478,403 and 6,187,700
    Shares Outstanding)*....................................      $       17.85
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    21
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $  2,978,569
  Interest..................................................         1,374,309
  Less Foreign Taxes Withheld...............................          (180,049)
                                                                  ------------
   Total Income.............................................         4,172,829
                                                                  ------------
EXPENSES:
  Investment Advisory.......................................         2,885,947
  Distribution Fees (Attributed to Classes A, B and C of
    $305,640, $1,171,550 and $506,692, respectively)........         1,983,882
  Administrative Fees.......................................           766,211
  Transfer Agent Fees.......................................           189,199
  Custodian Fees............................................           175,486
  Shareholder Reports.......................................            73,535
  Professional Fees.........................................            43,434
  Filing and Registration Fees..............................            25,506
  Directors' Fees and Expenses..............................            17,749
  Other.....................................................             6,860
                                                                  ------------
   Total Expenses...........................................         6,167,809
                                                                  ------------
Net Investment Income/Loss..................................        (1,994,980)
                                                                  ------------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        34,435,945
  Foreign Currency Transactions.............................        (1,970,486)
  Futures...................................................         5,840,588
                                                                  ------------
Net Realized Gain/Loss......................................        38,306,047
                                                                  ------------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        77,821,678
                                                                  ------------
  End of the Period:
    Investments.............................................       127,572,325
    Foreign Currency Translations...........................        (1,548,314)
    Futures.................................................         7,414,448
                                                                  ------------
                                                                   133,438,459
                                                                  ------------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        55,616,781
                                                                  ------------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        93,922,828
                                                                  ------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 91,927,848
                                                                  ============

--------------
          22
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                               DECEMBER 31, 1999       YEAR ENDED
                                                                     (UNAUDITED)    JUNE 30, 1999
-------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................  $      (1,994,980)   $     210,000
  Net Realized Gain/Loss....................................         38,306,047       40,543,000
  Net Unrealized Appreciation/Depreciation..................         55,616,781       (1,563,000)
                                                              -----------------    -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................         91,927,848       39,190,000
                                                              -----------------    -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................               (791)      (1,038,000)
    Class B.................................................               (354)        (488,000)
    Class C.................................................               (640)        (217,000)
  In Excess of Net Investment Income:
    Class A.................................................                 --       (2,120,000)
    Class B.................................................                 --         (996,000)
    Class C.................................................                 --         (444,000)
                                                              -----------------    -------------
                                                                         (1,785)      (5,303,000)
                                                              -----------------    -------------
  Net Realized Gain:
    Class A.................................................        (17,165,170)     (12,336,000)
    Class B.................................................        (16,505,193)     (12,000,000)
    Class C.................................................         (7,197,574)      (5,364,000)
                                                              -----------------    -------------
                                                                    (40,867,937)     (29,700,000)
                                                              -----------------    -------------
  Net Decrease in Net Assets Resulting from Distributions...        (40,869,722)     (35,003,000)
                                                              -----------------    -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................         82,372,698      172,653,000
  Distributions Reinvested..................................         37,345,275       31,543,000
  Redeemed..................................................       (105,612,305)    (230,685,000)
                                                              -----------------    -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................         14,105,668      (26,489,000)
                                                              -----------------    -------------
  Total Increase/Decrease in Net Assets.....................         65,163,794      (22,302,000)
NET ASSETS--Beginning of Period.............................        573,777,525      596,080,000
                                                              -----------------    -------------
NET ASSETS--End of Period (Including
  undistributed/distributions in excess of net investment
  income/loss of $(2,213,040) and $(217,000),
  respectively).............................................  $     638,941,319    $ 573,778,000
                                                              =================    =============
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
   Shares:
     Subscribed.............................................          2,954,423        6,401,000
     Distributions Reinvested...............................            939,649          953,000
     Redeemed...............................................         (3,052,653)      (8,806,000)
                                                              -----------------    -------------
   Net Increase/Decrease in Class A Shares Outstanding......            841,419       (1,452,000)
                                                              =================    =============
   Dollars:
     Subscribed.............................................  $      50,721,915    $ 102,532,000
     Distributions Reinvested...............................         16,039,804       14,538,000
     Redeemed...............................................        (52,263,019)    (139,451,000)
                                                              -----------------    -------------
   Net Increase/Decrease....................................  $      14,498,700    $ (22,381,000)
                                                              =================    =============
   Ending Paid in Capital...................................  $     207,376,915    $ 192,898,000+
                                                              =================    =============
   CLASS B:
   Shares:
     Subscribed.............................................          1,538,914        3,651,000
     Distributions Reinvested...............................            902,307          790,000
     Redeemed...............................................         (2,505,128)      (4,141,000)
                                                              -----------------    -------------
   Net Increase/Decrease in Class B Shares Outstanding......            (63,907)         300,000
                                                              =================    =============
   Dollars:
     Subscribed.............................................  $      25,473,498    $  56,414,000
     Distributions Reinvested...............................         14,779,795       11,694,000
     Redeemed...............................................        (41,433,742)     (64,043,000)
                                                              -----------------    -------------
   Net Increase/Decrease....................................  $      (1,180,449)   $   4,065,000
                                                              =================    =============
   Ending Paid in Capital...................................  $     201,802,246    $ 202,973,000+
                                                              =================    =============
   CLASS C:
   Shares:
     Subscribed.............................................            368,752          871,000
     Distributions Reinvested...............................            393,587          355,000
     Redeemed...............................................           (711,253)      (1,755,000)
                                                              -----------------    -------------
   Net Increase/Decrease in Class C Shares Outstanding......             51,086         (529,000)
                                                              =================    =============
   Dollars:
     Subscribed.............................................  $       6,177,285    $  13,707,000
     Distributions Reinvested...............................          6,525,676        5,311,000
     Redeemed...............................................        (11,915,544)     (27,191,000)
                                                              -----------------    -------------
   Net Increase/Decrease....................................  $         787,417    $  (8,173,000)
                                                              =================    =============
   Ending Paid in Capital...................................  $      78,981,856    $  78,195,000+
                                                              =================    =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    23
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                             CLASS A
                                      --------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                       DECEMBER 31, 1999    ----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#           1999#        1998#         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................            $     16.859       $     16.670    $   16.57    $   14.75    $   12.60    $   11.99
                                         ------------       ------------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                (0.022)             0.075         0.21         0.10         0.19         0.12
  Net Realized and Unrealized
    Gain/Loss................                   2.791              1.211         2.07         2.76         2.82         0.67
                                         ------------       ------------    ---------    ---------    ---------    ---------
  Total From Investment
    Operations...............                   2.769              1.286         2.28         2.86         3.01         0.79
                                         ------------       ------------    ---------    ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income......                      --             (0.073)       (0.35)       (0.55)       (0.39)          --
  In Excess of Net Investment
    Income...................                      --             (0.150)          --           --           --        (0.05)
  Net Realized Gain..........                  (1.235)            (0.874)       (1.83)       (0.49)       (0.47)       (0.13)
                                         ------------       ------------    ---------    ---------    ---------    ---------
  Total Distributions........                  (1.235)            (1.097)       (2.18)       (1.04)       (0.86)       (0.18)
                                         ------------       ------------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD...        $     18.393       $     16.859    $   16.67    $   16.57    $   14.75    $   12.60
                                         ============       ============    =========    =========    =========    =========
TOTAL RETURN (1)............                    16.96%*             8.41%       16.17%       20.61%       24.62%        6.69%
                                         ============       ============    =========    =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (000's)....................            $    277,446       $    240,121    $ 261,633    $  72,704    $  63,706    $  42,586
 Ratio of Expenses to Average Net
  Assets.....................                    1.70%              1.70%        1.61%        1.70%        1.70%        1.70%
 Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                   (0.26)%             0.47%        1.30%        0.59%        0.71%        1.01%
 Portfolio Turnover Rate.....                      34%*               84%         108%          45%          44%          39%
----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...            $         --       $       0.00++  $    0.02    $    0.03    $    0.10    $    0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                    1.70%              1.73%        1.62%        1.90%        2.06%        2.03%
  Net Investment Income/Loss to
    Average Net Assets.......                   (0.26)%             0.44%        1.30%        0.40%        0.35%        0.68%
----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                      ----------------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                        SIX MONTHS ENDED    ------------------------------------------------------------
                                       DECEMBER 31, 1999                                                 AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#           1999#        1998#         1997      TO JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................            $      16.283      $     16.144    $   16.15    $   14.46       $      13.01
                                         -------------      ------------    ---------    ---------       ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                 (0.084)           (0.043)        0.09        (0.05)              0.30
  Net Realized and Unrealized
    Gain/Loss................                    2.684             1.164         2.01         2.73               1.98
                                         -------------      ------------    ---------    ---------       ------------
  Total From Investment
    Operations...............                    2.600             1.121         2.10         2.68               2.28
                                         -------------      ------------    ---------    ---------       ------------
DISTRIBUTIONS
  Net Investment Income......                       --            (0.035)       (0.28)       (0.50)             (0.35)
  In Excess of Net Investment
    Income...................                       --            (0.073)          --           --                 --
  Net Realized Gain..........                   (1.235)           (0.874)       (1.83)       (0.49)             (0.48)
                                         -------------      ------------    ---------    ---------       ------------
  Total Distributions........                   (1.235)           (0.982)       (2.11)       (0.99)             (0.83)
                                         -------------      ------------    ---------    ---------       ------------
NET ASSET VALUE, END OF PERIOD...        $      17.648      $     16.283    $   16.14    $   16.15       $      14.46
                                         =============      ============    =========    =========       ============
TOTAL RETURN (1)............                     16.59%*            7.50%       15.33%       19.64%             18.08%*
                                         =============      ============    =========    =========       ============
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (000's)....................            $     251,017      $    232,644    $ 225,797    $  38,962       $     14,786
 Ratio of Expenses to Average Net
  Assets.....................                     2.45%             2.45%        2.35%        2.45%              2.45%
 Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                    (1.01)%           (0.27)%       0.60%       (0.11)%             0.45%
 Portfolio Turnover Rate.....                       34%*              84%         108%          45%                44%*
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...            $          --      $       0.00++  $    0.02    $    0.09       $       0.22
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                     2.45%             2.49%        2.36%        2.65%              2.81%
  Net Investment Income/Loss to
    Average Net Assets.......                    (1.01)%*          (0.30)%       0.60%       (0.30)%             0.09%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sale charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          24
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                CLASS C
                                         --------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                          DECEMBER 31, 1999    ----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)#           1999#        1998#         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................       $     16.461       $     16.298    $   16.24    $   14.49    $   12.43    $   11.90
                                            ------------       ------------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........             (0.085)            (0.043)        0.08        (0.03)        0.12         0.04
  Net Realized and Unrealized
    Gain/Loss........................              2.714              1.187         2.05         2.73         2.75         0.65
                                            ------------       ------------    ---------    ---------    ---------    ---------
  Total From Investment Operations...              2.629              1.144         2.13         2.70         2.87         0.69
                                            ------------       ------------    ---------    ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income..............                 --             (0.035)       (0.24)       (0.46)       (0.33)          --
  In Excess of Net Investment
    Income...........................                 --             (0.072)          --           --           --        (0.03)
  Net Realized Gain..................             (1.235)            (0.874)       (1.83)       (0.49)       (0.48)       (0.13)
                                            ------------       ------------    ---------    ---------    ---------    ---------
  Total Distributions................             (1.235)            (0.981)       (2.07)       (0.95)       (0.81)       (0.16)
                                            ------------       ------------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD.......       $     17.855       $     16.461    $   16.30    $   16.24    $   14.49    $   12.43
                                            ============       ============    =========    =========    =========    =========
TOTAL RETURN (1).....................              16.58%*             7.61%       15.37%       19.69%       23.65%        5.84%
                                            ============       ============    =========    =========    =========    =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....       $    110,478       $    101,013    $ 108,650    $  78,199    $  63,025    $  40,460
Ratio of Expenses to Average Net
  Assets.............................               2.45%              2.45%        2.55%        2.45%        2.45%        2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets..............              (1.01)%            (0.28)%       0.52%       (0.16)%      (0.04)%       0.25%
Portfolio Turnover Rate..............                 34%*               84%         108%          45%          44%          39%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss......................       $         --       $       0.00++  $    0.02    $    0.03    $    1.16    $    0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....               2.45%              2.48%        2.56%        2.65%        2.81%        2.78%
  Net Investment Income/Loss to
    Average Net Assets...............              (1.01)%            (0.30)%       0.52%       (0.34)%      (0.40)%      (0.08)%

--------------------------------------------------------------------------------

  *  Non-Annualized
 ++  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sale charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    25
    The accompanying notes are an integral part of the financial statements.

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charges may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

-----------------------
          26

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $3,539,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                            NET
                                                       APPRECIATION/
        COST              APPREC.         DEPREC.      DEPRECIATION
---------------------   ------------   -------------   -------------
    $506,362,796        $159,027,051   $(31,454,726)   $127,572,325

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of presenting net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.00%              1.70%               2.45%

For the period ended December 31, 1999, the Fund recognized expenses of $16,764 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution

                                                              ------------------
                                                                    27

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $423,099 for Class A shares and deferred sales charges of $200,041 and $5,024 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $1,667 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

At December 31, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $26,128 during the period.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $178,144,677 and sales of $211,583,896 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain/loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                             UNREALIZED
                                CURRENT     APPRECIATION/
FORWARD CURRENCY CONTRACTS       VALUE      DEPRECIATION
--------------------------    -----------   ------------
LONG CONTRACTS:
British Pound, 15,703,000
  expiring 3/24/00..........  $25,746,032    $  (383,432)
Euro, 37,756,708
  expiring 3/7/00-3/10/00...   40,205,894     (1,939,462)
Japanese Yen, 1,785,108,090
  expiring 3/17/00..........   16,525,556      1,155,872
                              -----------    -----------
                              $82,477,482    $(1,167,022)
                              ===========    ===========
SHORT CONTRACTS:
British Pound, 15,908,283
  expiring 3/24/00..........  $25,694,161    $   343,188
Japanese Yen, 3,985,718,081
  expiring 3/17/00..........   39,478,386       (705,386)
                              -----------    -----------
                              $65,172,547    $  (362,198)
                              ===========    ===========
                                             $(1,529,220)
                                             ===========

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash and/or securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

-----------------------
          28

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

Transactions in futures contracts for the period ended December 31, 1999, were as follows:

                                             CONTRACTS
                                             ---------
Outstanding at June 30, 1999...............      515
Futures Opened.............................    1,778
Futures Closed.............................   (1,195)
                                              ------
Outstanding at December 31, 1999...........    1,098
                                              ======

The futures contracts outstanding as of December 31, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                      UNREALIZED
                                                     APPRECIATION/
                                         CONTRACTS   DEPRECIATION
                                         ---------   -------------
LONG CONTRACTS:
CAC 40 Index--
  (Current notional value
  $30,762,003).........................      509      $3,134,351
DAX Index--
  (Current notional value
  $6,148,182)..........................       34         962,579
MIB 30 Index--
  (Current notional value
  $7,551,046)..........................      344         987,764
TOPIX Index--
  (Current notional value
  $34,687,500).........................      208       2,341,622
SHORT CONTRACTS:
FTSE 100 Index--
  (Current notional value $340,002)....        3         (11,868)
                                           -----      ----------
                                           1,098      $7,414,448
                                           =====      ==========

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

                                                              ------------------

                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Global Equity Allocation Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  18,478,727   212,614
Jerry D. Choate.............................................  18,475,810   215,531
Linda Hutton Heagy..........................................  18,481,724   209,617
R. Craig Kennedy............................................  18,484,688   206,653
Mitchell M. Merin...........................................  18,475,639   215,702
Jack E. Nelson..............................................  18,479,378   211,963
Richard F. Powers, III......................................  18,475,487   215,854
Phillip B. Rooney...........................................  18,478,392   212,948
Fernando Sisto..............................................  18,470,979   220,362
Wayne W. Whalen.............................................  18,480,021   211,319
Suzanne H. Woolsey..........................................  18,465,385   225,956
Paul G. Yovovich............................................  18,478,684   212,656

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                       18,369,368    67,639    254,334

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com-- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

       1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555
                              / /www.vankampen.com

       MSGE SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       450 550 650

                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11
Additional Information ...............................................    14

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom         36.8%
United States          22.5%
Switzerland            11.6%
France                 10.2%
Italy                   5.6%
Finland                 3.9%
Short-Term Investment   3.2%
Canada                  2.7%
Spain                   2.2%
Other                   1.3%

                ------------------------------------------------

                                TOTAL RETURNS**

                                    CLASS A    CLASS B    CLASS C    MSCI WORLD NET
                                    SHARES     SHARES     SHARES     DIVIDENDS INDEX
                                    -------    -------    -------    ---------------
Six Months
  With Sales Charge*............     2.29%      3.24%      7.08%            N/A
  Without Sales Charge***.......     8.53%      8.24%      8.08%         15.14%
One Year
  With Sales Charge*............    13.55%     14.69%     18.52%            N/A
  Without Sales Charge***.......    20.49%     19.69%     19.52%         24.94%
Average Annual Since Inception
  With Sales Charge*............    18.52%     20.28%     23.94%            N/A
  Without Sales Charge***.......    24.19%     23.27%     23.94%         36.54%
Commencement Date...............    9/25/98    9/25/98    9/25/98           N/A

The Morgan Stanley Capital International (MSCI) World Net Dividends Index is an unmanaged index that includes securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East and assumes dividends are reinvested net of withholding tax.

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                            COUNTRY      NET ASSETS
--------                         --------------  ----------
WPP Group plc                    United Kingdom     8.4%
Cie Financiere Richemont AG 'A'   Switzerland       7.7%
New York Times Co. 'A'           United States      5.7%
Mediaset S.p.A.                      Italy          5.6%
Reckitt Benckiser plc            United Kingdom     5.2%

TOP SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                 ----------   ----------
Consumer Goods                         $1,849,946     49.7%
Services                                1,446,320     38.9%
Capital Equipment                         197,871      5.3%
Energy                                     58,189      1.6%

+These sectors represent broad groupings of related industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                          INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY ANDREW BROWN, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: DESCRIBE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PERIOD.

A: Global market leadership was concentrated among an exceptionally narrow group of mega-capitalization growth companies over the last six months of 1999. In particular, technology and telecommunications stocks rallied sharply during the fourth quarter as investors increasingly came to believe that inflation would remain under control in the United States, thus minimizing upward pressure on interest rates. In addition, telecommunications companies in Europe benefited from investor euphoria regarding prospects for the development of applications that could allow for data transmission and Internet access over cellular phones. But while technology and telecom stocks soared, many other stocks suffered from a relative lack of investor interest.

Global economic growth accelerated as Japan and emerging markets continued their recoveries. Meanwhile, there were clear signs of faster growth in Europe, spurred by the impact of the moderately lower euro on the region's exporting sector. Also, the U.S. economy remained in overdrive, defying all efforts by the Federal Reserve to slow it down, including three quarter-point hikes in the key federal funds lending rate.

Q: DESCRIBE THE STRATEGIES YOU USE TO MANAGE THE FUND.

A: As always, the Fund makes investments on the basis of time-tested valuation criteria. Yet with the kind of euphoric and intensely forward-looking perspective that many investors have assumed in recent years, the stock prices of companies with little or no earnings--and scant prospects for earnings in the near future--have climbed to extraordinary levels.

Time may yet prove such optimism to be warranted, but I prefer to invest the Fund's assets in businesses that produce consumable products and make real money. Admittedly, that strategy has kept the Fund out of the currently red-hot tech and telecom sectors during the meteoric rise of those sectors. I am confident, however, that my approach of investing the Fund's assets in a concentrated portfolio of high-quality businesses will be rewarded over time.

Q: WHAT DO YOU LOOK FOR IN A BUSINESS?

A: I expect companies the Fund invests in to earn a consistently high return on capital without requiring leverage. In other words, I seek businesses that are profitable, both now and in the future, without the need to borrow money to achieve that profitability. Typically, companies that can grow their bottom lines rapidly and consistently over the long run offer products that enjoy a high degree of repeat customers. That requirement alone rules out companies that may be growing briskly at the moment but are not likely to be repeat-revenue businesses over the long term.

The Fund strives to find companies whose major assets are intangible, and thus not likely to be reproduced by a cash-rich competitor with access to the capital markets. Examples of intangible assets include brand names, titles, and ideas. I do not want to put the Fund's shareholders in the position of owning companies whose businesses are vulnerable to replication by competitors willing to spend money.

Q: CAN YOU PROVIDE AN EXAMPLE OF A COMPANY WITH AN INTANGIBLE ASSET THAT MAY BE DIFFICULT TO REPLICATE?

A: The Fund owns The New York Times because that newspaper's competitors can spend all the money they want on buildings and printing presses, but they can never be The New York Times. Many publishers have tried, but no one has succeeded in replicating the company's key asset. As a result, the Times has a near-monopoly on higher-end advertising, which provides enormous pricing power. No publisher can take away what The New York Times brand name means to consumers and advertisers. That is the kind of business I want to own for the Fund's shareholders.

-----------------------
           4

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                          INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q: HOW DID THIS STRATEGY AFFECT THE FUND'S PERFORMANCE DURING THE PERIOD?

A: In my view, the current market environment rewards potential more than reality. I have no quarrel with that mind-set, but it simply does not describe the kind of companies I prefer to invest the Fund's assets in. While the Fund's holdings--which tend to be overweighted in consumer-goods and service industries--have done reasonably well on an absolute basis, the Fund has modestly underperformed its benchmark over the last six months of 1999.

Nonetheless, the Fund enjoyed solid returns from a number of its stocks, including "old media" companies that are benefiting from "new economy" business. For example, the Italian TV broadcaster Modesto and the U.K.-based WPP Group, an advertising agency holding company, contributed positively to the Fund's performance. Overall, the Fund was able to generate competitive performance during this market environment without abandoning its commitment to the type of businesses that I believe can stand the test of time.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund achieved a total return of 8.53 percent (Class A shares at net asset value) for the six-month period ended December 31, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Net Dividends Index generated a total return 15.14 percent for the same period. Past performance does not guarantee future results. Total return does not include sales charges or commissions on securities held by the index. If charges or commissions had been included, the total return would have been lower. An investment cannot be made directly by an index.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: It is impossible to predict when the current global market's embrace of the future will shift back to valuing what is real today as opposed to unrealized potential. History tells us, however, that over the long run, the equity market tends to reward companies that earn a generous return on their capital. That makes sense, of course, because the only reason to own a business is to make a profit.

Still, the acceleration of worldwide economic growth that is likely to occur in 2000 could put enough upward pressure on interest rates to force investors to reexamine the value of the future earnings on which the current technology speculations are built. Regardless of when the high-flying sectors of the global equity market return to earth, however, I believe that the Fund owns a collection of resilient and financially healthy businesses that are not unduly exposed to economic cycles. Over time, I have every confidence that the Fund's shareholders will be rewarded by this approach.

                                                              ------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                           SHARES       VALUE
-------------------------------------------------------------

COMMON STOCKS (95.5%)
  CANADA (2.7%)
    Torstar Corp. 'B'................       9,230  $  100,618
                                                   ----------
  FINLAND (3.9%)
    Kone Corp. Oy 'B'................       2,393     117,995
    Rapala Normark Corp..............       5,900      28,556
                                                   ----------
                                                      146,551
                                                   ----------
  FRANCE (10.2%)
    Groupe Danone....................         527     124,348
    Pernod-Ricard....................       1,780     101,948
    Societe Television Francaise 1...         291     152,583
                                                   ----------
                                                      378,879
                                                   ----------
  ITALY (5.6%)
    Mediaset S.p.A...................      13,380     208,312
                                                   ----------
  SPAIN (2.2%)
    Zardoya-Otis S.A.................       8,108      79,877
                                                   ----------
  SWITZERLAND (11.6%)
    Cie Financiere Richemont AG
      'A'............................         120     286,522
    Nestle S.A. (Registered).........          80     146,629
                                                   ----------
                                                      433,151
                                                   ----------
  UNITED KINGDOM (36.8%)
    Aegis Group plc..................      21,050      76,495
    Allied Domecq plc................      29,670     146,634
    Cadbury Schweppes plc............      28,330     171,126
    Capital Radio plc................       7,110     172,249
    Great Universal Stores plc.......      11,250      65,775
    Imperial Tobacco Group plc.......      13,710     112,929
    Reckitt Benckiser plc............      20,524     192,425
    Scottish Media Group plc.........       7,070     118,754
    WPP Group plc....................      19,660     311,494
                                                   ----------
                                                    1,367,881
                                                   ----------
  UNITED STATES (22.5%)
    Bestfoods........................       3,340     175,559
    Brown-Forman Corp. 'B'...........       2,410     137,972
    Fortune Brands, Inc..............       5,020     165,974
                                           SHARES       VALUE
-------------------------------------------------------------
    New York Times Co. 'A'...........       4,305  $  211,483
    Philip Morris Cos., Inc..........       3,790      87,880
    WD-40 Co.........................       2,630      58,189
                                                   ----------
                                                      837,057
                                                   ----------
TOTAL LONG-TERM INVESTMENTS (95.5%) (COST
$3,126,275)......................................   3,552,326
                                                   ----------
                                              PAR
                                            VALUE
                                       ----------
SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
    Chase Securities, Inc., 2.60%,
      dated                            $  120,000
      12/31/99, due 1/3/00, to be repurchased at
      $120,026 collateralized by $124,746
      U.S. Treasury Notes, 6.125%, due 12/31/01,
      valued at $124,746 (COST $120,000).........     120,000
                                                   ----------
TOTAL INVESTMENTS IN SECURITIES (98.7%) (COST
$3,246,275)......................................   3,672,326
FOREIGN CURRENCY (0.0%) (COST $897)..............         897
                                                   ----------
TOTAL INVESTMENTS (98.7%) (COST $3,247,172)......   3,673,223
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%).....      46,208
                                                   ----------
NET ASSETS (100%)................................  $3,719,431
                                                   ==========

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                               PERCENT OF
INDUSTRY                            VALUE      NET ASSETS
--------                          ----------   ----------
Consumer Goods..................  $1,849,946      49.7%
Services........................   1,446,320      38.9
Capital Equipment...............     197,871       5.3
Energy..........................      58,189       1.6
                                  ----------      ----
                                  $3,552,326      95.5%
                                  ==========      ====

---------------
+ The common stocks are classified by sectors which represent broad groupings of related industries.

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------

ASSETS:
  Investments at Value (Cost
    $3,246,275)......................  $3,672,326
  Foreign Currency (Cost $897).......         897
  Cash...............................     211,417
  Receivable for:
    Fund Shares Sold.................      27,911
    Dividends........................      10,283
    Foreign Withholding Tax
     Reclaim.........................         955
  Receivable from Investment
    Adviser..........................      44,722
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts......       5,107
                                       ----------
    Total Assets.....................   3,973,618
                                       ----------
LIABILITIES:
  Payable for:
    Investments Purchased............     211,000
    Professional Fees................      13,415
    Directors' Fees and Expenses.....      10,598
    Shareholder Reporting Expenses...       8,610
    Distribution Fees................       4,251
    Custody Fees.....................       3,339
    Administrative Fees..............       1,167
    Transfer Agent Fees..............         329
  Other..............................       1,478
                                       ----------
    Total Liabilities................     254,187
                                       ----------
NET ASSETS...........................  $3,719,431
                                       ==========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $      297
  Paid in Capital in Excess of Par...   3,255,444
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations.....................     431,229
  Accumulated Net Realized Gain......      63,238
  Accumulated Net Investment Loss....     (30,777)
                                       ----------
NET ASSETS...........................  $3,719,431
                                       ==========
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $1,358,196 and 108,808
    Shares Outstanding)..............  $    12.48
                                       ==========
  Maximum Sales Charge...............       5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))....  $    13.24
                                       ==========
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $965,844 and 77,414 Shares
    Outstanding)*....................  $    12.48
                                       ==========
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $1,395,391 and 110,992 Shares
    Outstanding)*....................  $    12.57
                                       ==========

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------

INVESTMENT INCOME:
  Dividends..........................  $ 31,194
  Interest...........................     2,252
  Less Foreign Taxes Withheld........    (2,246)
                                       --------
   Total Income......................    31,200
                                       --------
EXPENSES:
  Filing and Registration Fees.......    27,185
  Investment Advisory Fees...........    15,843
  Distribution Fees (Attributed to
    Classes A, B and C of $1,567,
    $3,939 and $5,676,
    respectively)....................    11,182
  Directors' Fees and Expenses.......     6,927
  Administrative Fees................     4,752
  Shareholder Reports................     4,306
  Professional Fees..................     2,849
  Custodian Fees.....................     1,167
  Other..............................     1,069
                                       --------
   Total Expenses....................    75,280
   Less Expense Reductions...........   (39,506)
                                       --------
   Net Expenses......................    35,774
                                       --------
Net Investment Income/Loss...........    (4,574)
                                       --------
NET REALIZED GAIN/LOSS ON:
   Investments.......................    85,578
   Foreign Currency Transactions.....       128
                                       --------
Net Realized Gain/Loss...............    85,706
                                       --------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   252,540
                                       --------
  End of the Period:
   Investments.......................   426,051
   Foreign Currency Translations.....     5,178
                                       --------
                                        431,229
                                       --------
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   178,689
                                       --------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   264,395
                                       --------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $259,821
                                       ========

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1999   SEPTEMBER 25, 1998*
                                                           (UNAUDITED)      TO JUNE 30, 1999
--------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................  $          (4,574)   $          14,000
  Net Realized Gain/Loss..........................             85,706               22,000
  Net Unrealized Appreciation/Depreciation........            178,689              253,000
                                                    -----------------    -----------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................            259,821              289,000
                                                    -----------------    -----------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.......................................            (33,675)              (7,000)
    Class B.......................................            (16,964)              (4,000)
    Class C.......................................            (23,967)              (5,000)
                                                    -----------------    -----------------
                                                              (74,606)             (16,000)
                                                    -----------------    -----------------
  Net Realized Gain:
    Class A.......................................            (18,765)                  --
    Class B.......................................            (13,405)                  --
    Class C.......................................            (18,999)                  --
                                                    -----------------    -----------------
                                                              (51,169)                  --
                                                    -----------------    -----------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................           (125,775)             (16,000)
                                                    -----------------    -----------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed......................................          1,315,143            1,012,000
  Distributions Reinvested........................             74,281                3,000
  Redeemed........................................            (87,297)              (5,000)
                                                    -----------------    -----------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............          1,302,127            1,010,000
                                                    -----------------    -----------------
  Total Increase/Decrease in Net Assets...........          1,436,173            1,283,000
NET ASSETS--Beginning of Period...................          2,283,258            1,000,000
                                                    -----------------    -----------------
NET ASSETS--End of Period (Including accumulated
  net investment income/loss of $(30,777) and
  $48,000, respectively)..........................  $       3,719,431    $       2,283,000
                                                    =================    =================
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
--------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 40,000)........              9,860               99,000
     Distributions Reinvested.....................              2,480                   --
     Redeemed.....................................             (2,812)                  --
                                                    -----------------    -----------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................              9,528               99,000
                                                    =================    =================
   Dollars:
     Subscribed...................................  $         122,808    $         667,000
     Distributions Reinvested.....................             29,563                2,000
     Redeemed.....................................            (34,481)              (2,000)
                                                    -----------------    -----------------
   Net Increase/Decrease..........................  $         117,890    $         667,000
                                                    =================    =================
   Beginning Paid in Capital......................  $       1,067,000    $         400,000
                                                    =================    =================
   Ending Paid in Capital.........................  $       1,155,286    $       1,067,000+
                                                    =================    =================
   Class B:
--------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 30,000)........             28,362               52,000
     Distributions Reinvested.....................              1,441                   --
     Redeemed.....................................             (3,911)                  --
                                                    -----------------    -----------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................             25,892               52,000
                                                    =================    =================
   Dollars:
     Subscribed...................................  $         348,104    $         242,000
     Distributions Reinvested.....................             17,184                1,000
     Redeemed.....................................            (47,445)                  --
                                                    -----------------    -----------------
   Net Increase/Decrease..........................  $         317,843    $         243,000
                                                    =================    =================
   Beginning Paid in Capital......................  $         543,000    $         300,000
                                                    =================    =================
   Ending Paid in Capital.........................  $         846,195    $         543,000+
                                                    =================    =================
   Class C:
--------------------------------------------------
   Shares:
     Subscribed (Initial Shares of 30,000)........             69,228               40,000
     Distributions Reinvested.....................              2,293                   --
     Redeemed.....................................               (443)                  --
                                                    -----------------    -----------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................             71,078               40,000
                                                    =================    =================
   Dollars:
     Subscribed...................................  $         844,231    $         103,000
     Distributions Reinvested.....................             27,534                   --
     Redeemed.....................................             (5,371)              (3,000)
                                                    -----------------    -----------------
   Net Increase/Decrease..........................  $         866,394    $         100,000
                                                    =================    =================
   Beginning Paid in Capital......................  $         400,000    $         300,000
                                                    =================    =================
   Ending Paid in Capital.........................  $       1,254,260    $         400,000+
                                                    =================    =================

---------------

  *  Commencement of operations
  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A                                          CLASS B
                                      ---------------------------------------------    ---------------------------------------------
                                        SIX MONTHS ENDED                                 SIX MONTHS ENDED
                                       DECEMBER 31, 1999     SEPTEMBER 25, 1998* TO     DECEMBER 31, 1999     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#             JUNE 30, 1999#          (UNAUDITED)#             JUNE 30, 1999#
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........                        $     11.980              $  10.000                $  11.922               $  10.000
                                         ------------              ---------                ---------               ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                 0.008                  0.136                   (0.038)                  0.066
  Net Realized and Unrealized
    Gain/Loss....                               0.993                  1.969                    0.996                   1.962
                                         ------------              ---------                ---------               ---------
  Total From Investment
    Operations...                               1.001                  2.105                    0.958                   2.028
                                         ------------              ---------                ---------               ---------
DISTRIBUTIONS
  Net Investment Income...                     (0.320)                (0.125)                  (0.226)                 (0.106)
  Net Realized Gain...                         (0.178)                    --                   (0.178)                     --
                                         ------------              ---------                ---------               ---------
  Total Distributions...                       (0.498)                (0.125)                  (0.404)                 (0.106)
                                         ------------              ---------                ---------               ---------
NET ASSET VALUE, END OF PERIOD...        $     12.483              $  11.980                $  12.476               $  11.922
                                         ============              =========                =========               =========
TOTAL RETURN (1)...                              8.53%**               21.22%**                  8.24%**                20.40%**
                                         ============              =========                =========               =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)........                        $      1,358              $   1,189                $     966               $     614
Ratio of Expenses to Average Net
  Assets.........                                1.80%                  1.80%                    2.55%                   2.55%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.........                                0.16%                  1.57%                   (0.59)%                  0.77%
Portfolio Turnover Rate...                         12%**                   9%**                    12%**                    9%**
------------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/ Loss...           $       0.20              $    1.02                $    0.19               $    1.02
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets.......                                4.29%                 13.55%                    5.04%                  14.45%
  Net Investment Income/Loss to
    Average Net Assets...                       (3.06)%               (10.17)%                  (3.67)%                (11.12)%
------------------------------------------------------------------------------------------------------------------------------------

                                                         CLASS C
                                      ---------------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1999     SEPTEMBER 25, 1998* TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#             JUNE 30, 1999#
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................              $  12.018             $      10.000
                                           ---------             -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...               (0.033)                    0.059
  Net Realized and Unrealized
    Gain/Loss................                  0.990                     2.065
                                           ---------             -------------
  Total From Investment
    Operations...............                  0.957                     2.124
                                           ---------             -------------
DISTRIBUTIONS
  Net Investment Income......                 (0.225)                   (0.106)
  Net Realized Gain..........                 (0.178)                       --
                                           ---------             -------------
  Total Distributions........                 (0.403)                   (0.106)
                                           ---------             -------------
NET ASSET VALUE, END OF PERIOD...          $  12.572             $      12.018
                                           =========             =============
TOTAL RETURN (1).............                   8.08%**                  21.40%**
                                           =========             =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................              $   1,395             $         480
Ratio of Expenses to Average Net
  Assets.....................                   2.55%                     2.55%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                  (0.59)%                    0.69%
Portfolio Turnover Rate......                     12%**                      9%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...              $    0.08             $        1.16
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                   5.04%                    16.07%
  Net Investment Income/Loss to
    Average Net Assets.......                  (1.83)%                  (12.83)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation. The Fund commenced operations on September 25, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                           CONTINGENT
                                            DEFERRED
                                          SALES CHARGE
                                       ------------------
YEAR OF REDEMPTION                     CLASS B   CLASS C
------------------                     --------  --------
First................................   5.00%     1.00%
Second...............................   4.00%     None
Third................................   3.00%     None
Fourth...............................   2.50%     None
Fifth................................   1.50%     None
Thereafter...........................   None      None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are

                                                              ------------------
                                                                    11

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                                  NET
                                                             APPRECIATION/
                COST                   APPREC.    DEPREC.    DEPRECIATION
-------------------------------------  --------  ----------  -------------
             $3,246,275                $787,300  $(361,249)    $426,051

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basisdifferences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                     CLASS A               AND CLASS C
                  MAX. OPERATING          MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO           EXPENSE RATIO
------------  ----------------------  ----------------------
   1.00%              1.80%                   2.55%

For the period ended December 31, 1999, the Fund recognized expenses of $22,129 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

At December 31, 1999, Van Kampen Funds, Inc. owned 37%, 39%, and 27% of the shares outstanding of each Class A, B, and C shares in the Fund.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $2,173 for Class A shares and a deferred sales charge of $578 for Class B shares.

-----------------------
          12

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $181 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $1,366,606 and sales of $383,164 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                          CURRENT   APPRECIATION/
FORWARD CURRENCY CONTRACTS                                 VALUE    DEPRECIATION
--------------------------                                --------  -------------
LONG CONTRACTS:
British Pounds,
  330,000 expiring 6/12/00..............................  $537,923     $5,107
                                                          ========     ======

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

                                                              ------------------

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Global Franchise Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................   170,091          --
Jerry D. Choate.............................................   170,091          --
Linda Hutton Heagy..........................................   170,091          --
R. Craig Kennedy............................................   170,091          --
Mitchell M. Merin...........................................   170,091          --
Jack E. Nelson..............................................   170,091          --
Richard F. Powers, III......................................   170,091          --
Phillip B. Rooney...........................................   170,091          --
Fernando Sisto..............................................   170,091          --
Wayne W. Whalen.............................................   170,091          --
Suzanne H. Woolsey..........................................   170,091          --
Paul G. Yovovich............................................   170,091          --

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                         166,858      2,280      953

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

*  Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

         GLF SAR 02/00                        -C- Van Kampen Funds Inc. 2000
         475 575 675

                                   VAN KAMPEN
                         HIGH YIELD & TOTAL RETURN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    5
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   12
Additional Information..........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications               29.7%
Other                            25.5%
Gaming & Lodging                  7.2%
Health Care Supplies & Services   7.2%
Cable Television                  6.3%
Retail-General                    5.5%
Broadcast-Radio & Television      4.4%
Chemicals                         3.7%
Energy                            3.2%
Multi-Industry                    3.0%
Environmental Controls            2.8%
Short-Term Investment             1.5%

                                TOTAL RETURNS**

                                                                     CS FIRST BOSTON
                            CLASS A        CLASS B        CLASS C      HIGH YIELD
                            SHARES          SHARES         SHARES         INDEX
                           ---------   ----------------   --------   ---------------
Six Months
  With Sales Charge*.....    -1.55%             -1.08%     1.89%                 N/A
  Without Sales Charge***..     3.34%            2.88%     2.88%               0.45%
One Year
  With Sales Charge*.....     0.50%              0.94%     3.77%                 N/A
  Without Sales Charge***..     5.49%            4.83%     4.74%               3.28%
Average Annual Since
Inception
  With Sales Charge*.....     7.76%              7.85%     8.38%                 N/A
  Without Sales Charge***..     9.20%            8.38%     8.38%               6.97%
Commencement Date........  5/1/96           5/1/96        5/1/96                 N/A

The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).

        YIELD INFORMATION AS OF DECEMBER 31, 1999
                                                  30 DAY
                                                 CURRENT
                                                  YIELD+
                                                  ------
Class A....................................       9.31%
Class B....................................       8.55%
Class C....................................       8.55%

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

          ------------------------------------------------------------

TOP FIVE ISSUERS
                                                    PERCENT OF
ISSUER                               SECTOR         NET ASSETS
------                        --------------------  ----------
Columbia/HCA Healthcare       Health Care Supplies
                                   & Services          3.9%
Nextel Communications, Inc.    Telecommunications      2.7%
Tenet Healthcare Corp.        Health Care Supplies
                                   & Services          2.3%
RSL Communications plc         Telecommunications      2.2%
Station Casinos, Inc.           Gaming & Lodging       1.9%

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Telecommunications                    $11,229,739     29.7%
Gaming & Lodging                        2,732,056      7.2%
Health Care Supplies & Services         2,706,853      7.2%
Cable Television                        2,376,832      6.3%
Retail-General                          2,077,354      5.5%
+ These sectors represent broad groupings of related
 industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE MANAGERS INCLUDE ROBERT ANGEVINE, PORTFOLIO MANAGER, STEPHEN ESSER, PORTFOLIO MANAGER AND GORDON LOERY, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.
Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?
A: The second half of 1999 was marked by volatility, as the fixed-income market was unsettled by a series of interest-rate hikes by the Federal Reserve Board. Inflationary concerns that emerged in the second quarter were answered by a 0.25 percent interest-rate hike in June. Although investors initially assumed that additional Fed action would prove unnecessary, two more hikes were approved by the Fed in August and November. The last increase, as well as a more positive outlook for the year 2000 transition, ushered in a relatively smooth ending to this volatile period. As a result, yield spreads narrowed between Treasuries and other fixed-income products, including high-yield/ high-risk securities*.
The high-yield market slightly underperformed higher-quality corporate bonds during the latter half of the reporting period. A large new issuance calendar led to fears of oversupply, which forced high-yield spreads wider. At the same time, issuers and investors began to prepare for potential year 2000 computer problems. These technical factors occurred at the same time that net cash flows into high-yield/high-risk mutual funds became negative. High-yield spreads ended the period approximately 573 basis points above Treasuries.
Q: HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
A: Thanks to a higher-quality portfolio than its benchmark, the Fund outperformed during the period. Even as spreads widened throughout the high-yield market, the Fund's weighting in BB rated securities performed better than lower-quality bonds. We also experienced fewer defaults in the Fund's portfolio than market averages.
The Fund's exposure to emerging markets was another contributor to performance; emerging-market spreads generally tightened as worldwide economies improved and commodity prices moved higher. At the end of the period, approximately 11 percent of the Fund's assets were held in the emerging-market sector. We continue to see excellent value in this sector, and expect to maintain the Fund's exposure at approximately 10 to 15 percent.
During the period, we continued to position the Fund with an overweighting in the telecommunications sector. Merger and investment activity in this sector was high this year, which contributed positively to the Fund's performance. Because we expect this trend to continue in the near future, this sector will likely continue to be an important component of our investment strategy.
Q: HOW DID THE FUND PERFORM DURING THE PERIOD AS A RESULT?
A: The Fund's six-month return of 3.34 percent (Class A shares at net asset value) outperformed the 0.45 percent return of the unmanaged CS First Boston High Yield Index. The Fund's exposure to non-U.S. issues and the telecommunications and cable sectors had the largest positive impact on the portfolio's results. Because the telecommunications sector has been a driving force for the high-yield market for the past few years, we continued to focus on this industry, selecting those issuers that we viewed as having fundamental strength.
The CS First Boston High Yield Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. This index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results.
Q: WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?
A: Looking forward, we are very positive about the high-yield market. Even accounting for the rebound we saw in the last two months of the year, spreads to high-yield/high-risk bonds remain attractive. We believe the high-yield market is undervalued at a time that the fundamental credit quality of most high-yield issuers is quite strong and that the U.S. and global economies continue to show strength. Consequently, we believe the high-yield market should perform well in the coming year and we will continue to seek attractive investment opportunities in this market using our strict valuation criteria.
* Investing in high-yield/high-risk securities is considered speculative and involves greater risk of loss of principal and interest than investing in investment-grade securities.

-----------------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS & NOTES+ (92.5%)
  AEROSPACE & DEFENSE (2.1%)
$       200,000   Jet Equipment Trust, Series C-1, 11.79%,
                    6/15/13........................................  $   230,354
     (b)300,000   Jet Equipment Trust, Series 1995-D, 11.44%,
                    11/1/14........................................      340,767
        225,000   Sequa Corp. 9.00%, 8/1/09........................      217,688
                                                                     -----------
                                                                         788,809
                                                                     -----------
  AUTOMOTIVE (2.0%)
     (b)405,000   Hayes Lemmerz International 8.25%, 12/15/08......      371,839
     (b)385,000   Tenneco, Inc. 11.625%, 10/15/09..................      392,700
                                                                     -----------
                                                                         764,539
                                                                     -----------
  BROADCAST--RADIO & TELEVISION (3.5%)
        180,000   Chancellor Media Corp. 9.00%, 10/1/08............      186,750
        525,000   Chancellor Media Corp., Series B, 8.125%,
                    12/15/07.......................................      522,375
        725,000   TV Azteca S.A. de C.V., Series B, 10.50%,
                    2/15/07........................................      627,125
                                                                     -----------
                                                                       1,336,250
                                                                     -----------
  BUILDING MATERIALS & COMPONENTS (1.9%)
        375,000   American Standard Cos., Inc. 7.375%, 2/1/08......      342,705
     (b)410,000   Nortek, Inc. 8.875%, 8/1/08......................      391,550
                                                                     -----------
                                                                         734,255
                                                                     -----------
  CABLE TELEVISION (6.3%)
        200,000   Adelphia Communications, Series B, 7.50%,
                    1/15/04........................................      188,000
        125,000   Adelphia Communications, Series B, 9.875%,
                    3/1/07.........................................      126,563
        250,000   Adelphia Communications, Series B, 8.375%,
                    2/1/08.........................................      233,125
        200,000   Adelphia Communications, Series B, 7.75%,
                    1/15/09........................................      179,250
        255,000   CSC Holdings, Inc. 9.875%, 5/15/06...............      268,387
        125,000   CSC Holdings, Inc. 7.25%, 7/15/08................      118,750
        290,000   Lenfest Communications, Inc. 8.375%, 11/1/05.....      296,012
        150,000   Lenfest Communications, Inc. 7.625%, 2/15/08.....      146,320
   (b,c)700,000   Telewest Communications plc 0.00%, 4/15/09.......      436,625
        380,000   United Pan-Europe Communications 10.875%,
                    8/1/09.........................................      383,800
                                                                     -----------
                                                                       2,376,832
                                                                     -----------
  CAPITAL GOODS/CONSTRUCTION (1.1%)
        460,000   D.R. Horton, Inc. 8.00%, 2/1/09..................      423,200
                                                                     -----------
  CHEMICALS (3.7%)
     (b)400,000   Huntsman ICI Chemicals 10.125%, 7/1/09...........      413,000
        600,000   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....      591,000
        400,000   Lyondell Chemical Co 9.625%, 5/1/07..............      409,000
                                                                     -----------
                                                                       1,413,000
                                                                     -----------
  COMPUTERS (0.5%)
     (c)300,000   Wam!Net, Inc., Series B, 0.00%, 3/1/05...........      180,000
                                                                     -----------

            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------
  CONSTRUCTION & MINING (1.2%)
$        80,000   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....  $    68,200
        445,000   Murrin Murrin Holdings 9.375%, 8/31/07...........      398,275
                                                                     -----------
                                                                         466,475
                                                                     -----------
  ENERGY (3.2%)
        395,000   CMS Energy 7.50%, 1/15/09........................      360,228
     (c)205,000   Husky Oil Ltd. 8.90%, 8/15/28....................      193,213
        440,000   Snyder Oil Corp. 8.75%, 6/15/28..................      438,900
         50,000   Vintage Petroleum 8.625%, 2/1/09.................       48,250
        150,000   Vintage Petroleum 9.75%, 6/30/09.................      153,750
                                                                     -----------
                                                                       1,194,341
                                                                     -----------
  ENVIRONMENTAL CONTROLS (2.8%)
     (c)345,000   Norcal Waste Systems, Series B, 13.50%,
                    11/15/05.......................................      365,700
        305,000   Waste Management, Inc. 7.00%, 10/15/06...........      269,663
        160,000   Waste Management, Inc. 7.125%, 10/1/07...........      139,936
     (b)135,000   Waste Management, Inc. 6.875%, 5/15/09...........      114,129
         85,000   Waste Management, Inc. 7.65%, 3/15/11............       73,547
        100,000   Waste Management, Inc. 7.125%, 12/15/17..........       78,717
                                                                     -----------
                                                                       1,041,692
                                                                     -----------
  FINANCE (0.9%)
        385,000   Golden State Holdings 7.125%, 8/1/05.............      343,162
                                                                     -----------
  FOOD (2.5%)
        700,000   Smithfield Foods, Inc. 7.625%, 2/15/08...........      630,000
        300,000   Stater Brothers Holdings 10.75%, 8/15/06.........      303,000
                                                                     -----------
                                                                         933,000
                                                                     -----------
  FOOD SERVICE & LODGING (1.9%)
        400,000   Hilton Hotels 7.95%, 4/15/07.....................      376,000
        335,000   Host Marriott Travel Plaza, Series B, 9.50%,
                    5/15/05........................................      349,070
                                                                     -----------
                                                                         725,070
                                                                     -----------
  FOREST PRODUCTS & PAPER (1.4%)
        140,000   Pindo Deli Fin Mauritius 10.75%, 10/1/07.........      102,900
        305,000   SD Warren Co., Series B, 12.00%, 12/15/04........      319,106
         90,000   Tembec Industries, Inc. 8.625%, 6/30/09..........       90,225
                                                                     -----------
                                                                         512,231
                                                                     -----------
  GAMING & LODGING (7.2%)
        605,000   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....      582,312
     (b)460,000   Horseshoe Gaming Holdings 8.625%, 5/15/09........      441,600
        590,000   International Game Technology 8.375%, 5/15/09....      565,450
        425,000   Park Place Entertainment 7.875%, 12/15/05........      404,812
        405,000   Station Casinos, Inc. 10.125%, 3/15/06...........      412,594
         60,000   Station Casinos, Inc. 9.75%, 4/15/07.............       60,600
        275,000   Station Casinos, Inc. 8.875%, 12/1/08............      264,688
                                                                     -----------
                                                                       2,732,056
                                                                     -----------
  HEALTH CARE SUPPLIES & SERVICES (7.2%)
        130,000   Columbia/HCA Healthcare 8.13%, 8/4/03 MTN........      127,159
        490,000   Columbia/HCA Healthcare 6.91%, 6/15/05...........      446,209
        525,000   Columbia/HCA Healthcare 6.91%, 6/15/05...........      518,574

                                                         -----------------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------
  HEALTH CARE SUPPLIES & SERVICES (CONT.)
$       200,000   Columbia/HCA Healthcare 7.00%, 7/1/07............  $   177,632
        275,000   Columbia/HCA Healthcare 7.69%, 6/15/25...........      224,854
        350,000   Fresenius Medical Capital Trust II 7.875%,
                    2/1/08.........................................      324,625
        920,000   Tenet Healthcare Corp. 8.625%, 1/15/07...........      887,800
                                                                     -----------
                                                                       2,706,853
                                                                     -----------
  MULTI-INDUSTRY (3.0%)
        185,000   Applied Power, Inc. 8.75%, 4/1/09................      179,912
        150,000   Axia, Inc. 10.75%, 7/15/08.......................      137,625
        550,000   Outdoor Systems, Inc. 8.875%, 6/15/07............      569,250
     (c)380,000   PTC International Finance BV 0.00%, 7/1/07.......      256,500
                                                                     -----------
                                                                       1,143,287
                                                                     -----------
  PAPER & PACKAGING (2.1%)
        750,000   Indah Kiat Financial Mauritius 10.00%, 7/1/07....      555,000
        250,000   Norampac, Inc. 9.50%, 2/1/08.....................      256,250
                                                                     -----------
                                                                         811,250
                                                                     -----------
  REAL ESTATE (1.9%)
        775,000   HMH Properties, Inc., Series A, 7.875%,
                    8/1/05.........................................      720,750
                                                                     -----------
  RETAIL--GENERAL (5.1%)
        417,157   DR Securitized Lease Trust,
                    Series 1994-K1,Class A1, 7.60%, 8/15/07........      390,797
        100,000   DR Securitized Lease Trust,
                    Series 1994-K1,Class A2, 8.375%, 8/15/15.......       88,683
        150,000   Fred Meyer, Inc. 7.375%, 3/1/05..................      147,745
        400,000   HMV Media Group plc 10.25%, 5/15/08..............      352,000
        375,000   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....      359,385
        150,000   Musicland Group, Inc. 9.00%, 6/15/03.............      144,750
        500,000   Musicland Group, Inc. 9.875%, 3/15/08............      455,000
                                                                     -----------
                                                                       1,938,360
                                                                     -----------
  STEEL (1.4%)
        400,000   National Steel Corp., Series D, 9.875%,
                    3/1/09.........................................      411,000
     (b)200,000   Republic Technology/RTI Capital 13.75%,
                    7/15/09........................................      132,000
                                                                     -----------
                                                                         543,000
                                                                     -----------
  TECHNOLOGY (1.4%)
         75,000   Entex Information Services 12.50%, 8/1/06........       30,000
     (b)325,000   Hyundai Semiconductor 8.625%, 5/15/07............      271,973
     (c)430,000   Rhythms Netconnections, Inc., Series B, 0.00%,
                    5/15/08........................................      232,200
                                                                     -----------
                                                                         534,173
                                                                     -----------
  TELECOMMUNICATIONS (27.4%)
        305,000   American Cellular Corp. 10.50%, 5/15/08..........      336,262
        300,000   AMSC Acquisition Co., Inc., Series B, 12.25%,
                    4/1/08.........................................      235,500
     (b)410,000   Bayan Telecommunications 13.50%, 7/15/06.........      360,800
        285,000   Centennial Cellular Holdings 10.75%, 12/15/08....      304,950
        275,000   Dobson Communications Corp. 11.75%, 4/15/07......      317,625
            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------
$    (c)405,000   Dolphin Telecommunications plc 0.00%, 6/1/08.....  $   197,438
     (c)325,000   Dolphin Telecommunications plc 0.00%, 5/15/09....      151,125
        410,000   Echostar DBS Corp. 9.375%, 2/1/09................      411,435
        315,000   Global Crossing Holdings Ltd. 9.625%, 5/15/08....      314,212
        305,000   Globalstar LP/Capital 11.375%, 2/15/04...........      201,300
         45,000   Globalstar LP/Capital 11.50%, 6/1/05.............       29,250
        325,000   Hermes Europe Railtel BV 10.375%, 1/15/09........      321,750
        275,000   Hermes Europe Railtel BV 11.50%, 8/15/07.........      283,250
     (c)520,000   Hyperion Telecommunications 0.00%, 4/15/03.......      462,150
     (c)800,000   Intermedia Communications, Series B, 0.00%,
                    7/15/07........................................      596,000
        375,000   Iridium LLC/Capital Corp., Series A, 13.00%,
                    7/15/05........................................       16,875
         80,000   IXC Communications, Inc. 9.00%, 4/15/08..........       80,800
        205,000   Metromedia Fiber Network 10.00%, 11/15/08........      207,460
        445,000   Multicanal S.A. 10.50%, 2/1/07...................      384,511
     (c)300,000   Nextel Communications, Inc. 0.00%, 8/15/04.......      309,000
     (c)875,000   Nextel Communications, Inc. 0.00%, 9/15/07.......      656,250
     (c)465,000   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....      304,575
      (b)90,000   NEXTLINK Communications, Inc. 10.75%,
                    11/15/08.......................................       92,700
     (c)660,000   NTL, Inc. 0.00%, 4/1/08..........................      453,750
     (c)400,000   Occidente Y Caribe 0.00%, 3/15/04................      200,000
        195,000   OnePoint Communications Corp. 14.50%, 6/1/08.....      127,725
         45,000   Primus Telecommunications Group 11.25%, 1/5/09...       43,538
        370,000   Primus Telecommunications Group, Series B,
                    9.875%, 5/15/08................................      340,400
        225,000   PSINet, Inc. 10.00%, 2/15/05.....................      222,750
        165,000   PSINet, Inc., Series B, 11.00%, 8/1/09...........      168,300
     (c)150,000   RCN Corp. 0.00%, 10/15/07........................      106,875
   (b,c)370,000   RCN Corp. 0.00%, 2/15/03.........................      242,350
         17,000   RSL Communications plc 12.25%, 11/15/06..........       17,340
        470,000   RSL Communications plc 9.125%, 3/1/08............      418,300
     (c)675,000   RSL Communications plc 0.00%, 3/1/08.............      415,125
        280,000   Satelites Mexicanos S.A., Series B, 10.125%,
                    11/1/04........................................      190,400
        295,000   Tele1 Europe BV 13.00%, 5/15/09..................      306,063
     (b)180,000   Total Access Communications PCL 2.00%, 5/31/06...      174,600
     (c)425,000   Viatel, Inc., Series A, 0.00%, 4/15/08...........      267,750
     (b)110,000   Voicestream Wire Co. 10.375%, 11/15/09...........      113,300
                                                                     -----------
                                                                      10,383,784
                                                                     -----------
  UTILITIES (0.8%)
        335,000   AES Corp. 8.50%, 11/1/07.........................      313,225
                                                                     -----------
TOTAL CORPORATE BONDS & NOTES......................................   35,059,594
                                                                     -----------
ASSET BACKED SECURITIES+ (1.4%)
  AEROSPACE & DEFENSE (0.4%)
        150,463   Aircraft Lease Portfolio Securitization Ltd.,
                    Series 1996-1, Class D, 12.75%, 6/15/06........      150,463
                                                                     -----------

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------
  FINANCIAL SERVICES (1.0%)
$    (b)228,665   CA FM Lease Trust 8.50%, 7/15/17.................  $   212,658
        225,609   Commercial Financial Services, Inc., 1997-5,
                    Class A1, 7.72%, 6/15/05.......................       56,402
     (b)121,526   Federal Mortgage Acceptance Corporation,
                    Series 1996-B, Class C, 7.929%, 11/1/18........       42,532
         53,900   Long Beach Acceptance Auto Grantor Trust,
                    Series 1997-1,Class B, 14.22%, 10/26/03........       53,141
                                                                     -----------
                                                                         364,733
                                                                     -----------
TOTAL ASSET BACKED SECURITES.......................................      515,196
                                                                     -----------
FOREIGN GOVERNMENT BONDS+ (1.0%)
  SOVEREIGN & EMERGING MARKETS (1.0%)
        470,000   United Mexican States Par Bond 6.25%, 12/31/19...      370,419
                                                                     -----------

         SHARES
---------------

PREFERRED STOCKS+ (3.2%)
  BROADCAST--RADIO & TELEVISION (0.9%)
          3,412   Paxson Communications 11.625%....................      348,877
                                                                     -----------
  RETAIL--GENERAL (0.4%)
          3,150   Kmart Financing 7.75%............................      138,994
                                                                     -----------
  TELECOMMUNICATIONS (1.9%)
       (a)1,944   Concentric Network Corp. 13.50%..................      192,456
       (a)1,599   Dobson Communications Corp. 13.00%...............      174,280
         (a)277   IXC Communications, Inc. PIK 9.00%...............      306,956
          (a)50   Nextel Communications, Inc. 13.00%...............       54,000
                                                                     -----------
                                                                         727,692
                                                                     -----------
TOTAL PREFERRED STOCKS.............................................    1,215,563
                                                                     -----------

         NO. OF
       WARRANTS
---------------

WARRANTS+ (0.4%)
  COMPUTERS (0.0%)
       (a)9,000   Wam!Net, Inc., expiring 3/1/05...................       20,250
                                                                     -----------
  TELECOMMUNICATIONS (0.4%)
     (a,b)3,000   American Mobile Satellite Corp., expiring
                    4/1/80.........................................       12,000
       (a,b)210   Globalstar Telecom, expiring 2/15/04.............       31,500
    (a,b)16,000   Occidente Y Caribe, expiring 3/15/04.............       24,000
     (a,b)1,950   OnePoint Communications Corp., expiring 6/1/08...          195
     (a,b)2,950   Tele1 Europe BV expiring 5/15/09.................       50,568
                                                                     -----------
                                                                         118,263
                                                                     -----------
TOTAL WARRANTS.....................................................      138,513
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS (98.5%) (COST $39,342,830).............   37,299,285
                                                                     -----------

            PAR
          VALUE                                                            VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$       567,000   Chase Securities, Inc., 2.60%, dated 12/31/99,
                    due 1/3/00, to be repurchased at $568,229
                    collateralized by $578,822 U.S. Treasury Notes,
                    6.125%, due 12/31/01, valued at $578,822
                    (COST $567,000)................................  $   567,000
                                                                     -----------
TOTAL INVESTMENTS (100.0%) (COST $39,909,830)......................   37,866,285
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%).......................       (8,468)
                                                                     -----------
NET ASSETS (100%)..................................................  $37,857,817
                                                                     ===========

--------------------------------------------------------------------------------
(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
MTN   --  Medium Term Note
PCL   --  Public Company Limited
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
+     --  Classified by sectors which represent broad groupings of related industries.

----------------------------------------------------------------

                  SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY

                                              PERCENT OF
COUNTRY                            VALUE      NET ASSETS
-------------------------------  ----------  -------------
United States..................  $30,640,838        80.9%
Netherlands....................   1,601,931          4.2
Mexico.........................   1,187,944          3.1
United Kingdom.................     788,625          2.1
Indonesia......................     555,000          1.5
Canada.........................     539,688          1.4
Australia......................     466,475          1.2
Argentina......................     384,511          1.0
Philippines....................     360,800          1.0
Korea..........................     271,973          0.7
Colombia.......................     224,000          0.6
Thailand.......................     174,600          0.5
Maurtius.......................     102,900          0.3
                                 ----------    ---------
                                 $37,299,285        98.5%
                                 ==========    =========

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $39,909,830)...................      $      37,866,285
  Cash......................................................                  8,587
  Receivable for:
    Interest................................................                788,882
    Fund Shares Sold........................................                  8,691
  Deferred Organizational Costs.............................                  6,764
                                                                  -----------------
    Total Assets............................................             38,679,209
                                                                  -----------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................                453,027
    Dividends Declared......................................                239,220
    Distribution Fees.......................................                 53,329
    Shareholder Reporting Expense...........................                 25,844
    Directors' Fees and Expenses............................                 18,195
    Professional Fees.......................................                 15,109
    Administrative Fees.....................................                  8,599
    Transfer Agent Fees.....................................                  3,804
    Investment Advisory Fees................................                    997
    Custody Fees............................................                    579
  Other.....................................................                  2,689
                                                                  -----------------
    Total Liabilities.......................................                821,392
                                                                  -----------------
NET ASSETS..................................................      $      37,857,817
                                                                  =================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $           3,273
  Paid in Capital in Excess of Par..........................             40,317,088
  Accumulated Net Investment Income.........................                199,063
  Accumulated Net Realized Loss.............................               (618,062)
  Net Unrealized Depreciation on Investments................             (2,043,545)
                                                                  -----------------
NET ASSETS..................................................      $      37,857,817
                                                                  =================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $8,376,655 and 722,909
    Shares Outstanding).....................................      $           11.59
                                                                  =================
  Maximum Sales Charge......................................                  4.75%
  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $           12.17
                                                                  =================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $22,173,616 and 1,917,928
    Shares Outstanding)*....................................      $           11.56
                                                                  =================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $7,307,546 and 631,964
    Shares Outstanding)*....................................      $           11.56
                                                                  =================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $     1,889
  Interest..................................................        1,915,735
                                                                  -----------
   Total Income.............................................        1,917,624
                                                                  -----------
EXPENSES:
  Distribution Fees (Attributed to Classes A, B and C of
    $10,276, $114,167 and $39,208, respectively)............          163,651
  Investment Advisory Fees..................................          145,889
  Administrative Fees.......................................           50,140
  Shareholder Reports.......................................           32,177
  Professional Fees.........................................           17,792
  Filing and Registration Fees..............................           14,637
  Transfer Agent Fees.......................................           10,885
  Directors' Fees and Expenses..............................           10,100
  Custodian Fees............................................            1,923
  Other.....................................................            6,805
                                                                  -----------
   Total Expenses...........................................          453,999
   Less Expense Reductions..................................          (95,582)
                                                                  -----------
   Net Expenses.............................................          358,417
                                                                  -----------
Net Investment Income/Loss..................................        1,559,207
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         (182,924)
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (1,794,264)
                                                                  -----------
  End of the Period:
    Investments.............................................       (2,043,545)
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................         (249,281)
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................         (432,205)
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $ 1,127,002
                                                                  ===========

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999          YEAR ENDED
                                                                         (UNAUDITED)       JUNE 30, 1999
--------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $       1,559,207       $   2,996,000
  Net Realized Gain/Loss....................................               (182,924)           (344,000)
  Net Unrealized Appreciation/Depreciation..................               (249,281)         (2,004,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................              1,127,002             648,000
                                                                  -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................               (331,647)           (749,000)
    Class B.................................................               (836,543)         (1,540,000)
    Class C.................................................               (287,109)           (603,000)
                                                                  -----------------       -------------
                                                                         (1,455,299)         (2,892,000)
                                                                  -----------------       -------------
  Net Realized Gain:
    Class A.................................................                     --             (61,000)
    Class B.................................................                     --            (152,000)
    Class C.................................................                     --             (59,000)
  In Excess of Net Realized Gain:
    Class A.................................................                     --             (97,000)
    Class B.................................................                     --            (244,000)
    Class C.................................................                     --             (94,000)
                                                                  -----------------       -------------
                                                                                 --            (707,000)
                                                                  -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...             (1,455,299)         (3,599,000)
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................              7,305,630          27,018,000
  Distributions Reinvested..................................                807,377           2,061,000
  Redeemed..................................................             (8,592,515)        (21,840,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................               (479,508)          7,239,000
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................               (807,805)          4,288,000
NET ASSETS--Beginning of Period.............................             38,665,622          34,378,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including accumulated net
  investment income of $199,063 and $95,000,
  respectively).............................................      $      37,857,817       $  38,666,000
                                                                  =================       =============
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................                343,333           1,215,000
     Distributions Reinvested...............................                 18,596              43,000
     Redeemed...............................................               (334,114)         (1,180,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......                 27,815              78,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       3,976,466       $  14,702,000
     Distributions Reinvested...............................                213,955             520,000
     Redeemed...............................................             (3,870,871)        (14,249,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $         319,550       $     973,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $       8,705,288       $   8,385,000+
                                                                  =================       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                215,317             768,000
     Distributions Reinvested...............................                 36,050              89,000
     Redeemed...............................................               (278,190)           (371,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......                (26,823)            486,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       2,495,263       $   9,251,000
     Distributions Reinvested...............................                413,955           1,068,000
     Redeemed...............................................             (3,209,236)         (4,454,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (300,018)      $   5,865,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $      23,886,253       $  24,185,000+
                                                                  =================       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 71,941             255,000
     Distributions Reinvested...............................                 15,627              40,000
     Redeemed...............................................               (131,302)           (264,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (43,734)             31,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $         833,901       $   3,065,000
     Distributions Reinvested...............................                179,467             473,000
     Redeemed...............................................             (1,512,408)         (3,137,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (499,040)      $     401,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $       7,728,820       $   8,227,000+
                                                                  =================       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     CLASS A                                 CLASS B
                                          -------------------------------------------------------------   -------------
                                             SIX MONTHS                                                      SIX MONTHS
                                                  ENDED                                                           ENDED
                                           DECEMBER 31,        YEAR ENDED JUNE 30,         MAY 1, 1996*    DECEMBER 31,
                                                   1999    ---------------------------               TO            1999
SELECTED PER SHARE DATA AND RATIOS         (UNAUDITED)#      1999#      1998#     1997    JUNE 30, 1996    (UNAUDITED)#
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $      11.682    $12.661   $  12.86   $11.92   $       12.00    $      11.655
                                          -------------    -------   --------   ------   -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............          0.499      1.006       0.97     1.07            0.13            0.454
  Net Realized and Unrealized
    Gain/Loss...........................         (0.126)    (0.790)      0.35     0.99           (0.09)          (0.122)
                                          -------------    -------   --------   ------   -------------    -------------
  Total From Investment Operations......          0.373      0.216       1.32     2.06            0.04            0.332
                                          -------------    -------   --------   ------   -------------    -------------
DISTRIBUTIONS
  Net Investment Income.................         (0.468)    (0.967)     (0.97)   (1.07)          (0.12)          (0.426)
  Net Realized Gain.....................             --     (0.088)     (0.55)   (0.05)             --               --
  In Excess of Net Realized Gain........             --     (0.140)        --       --              --               --
                                          -------------    -------   --------   ------   -------------    -------------
  Total Distributions...................         (0.468)    (1.195)     (1.52)   (1.12)          (0.12)          (0.426)
                                          -------------    -------   --------   ------   -------------    -------------
NET ASSET VALUE, END OF PERIOD..........  $      11.587    $11.682   $  12.66   $12.86   $       11.92    $      11.561
                                          =============    =======   ========   ======   =============    =============
TOTAL RETURN (1)........................           3.34%**    1.90%     10.81%   18.12%           0.29%**          2.88%**
                                          =============    =======   ========   ======   =============    =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......  $       8,377    $ 8,120   $  7,813   $8,980   $       3,907    $      22,174
Ratio of Expenses to Average Net
  Assets................................           1.25%      1.25%      1.25%    1.25%           1.25%            2.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................           8.61%      8.39%      7.42%    8.83%           6.85%            7.86%
Portfolio Turnover Rate.................             18%**      41%        81%     104%             10%**            18%**
-----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................  $        0.03    $  0.06   $   0.08   $ 0.10   $        0.04    $        0.03
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........           1.74%      1.72%      1.89%    2.04%           3.51%            2.49%
  Net Investment Income/Loss to Average
    Net Assets..........................           8.11%      7.93%      6.78%    8.04%           4.59%            7.36%
-----------------------------------------------------------------------------------------------------------------------

                                                            CLASS B
                                          -------------------------------------------

                                             YEAR ENDED JUNE 30,         MAY 1, 1996*
                                          --------------------------               TO
SELECTED PER SHARE DATA AND RATIOS          1999#     1998#     1997    JUNE 30, 1996
----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $12.630   $ 12.86   $11.93   $       12.00
                                          -------   -------   ------   -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............    0.912      0.87     0.98            0.12
  Net Realized and Unrealized
    Gain/Loss...........................   (0.776)     0.34     0.99           (0.09)
                                          -------   -------   ------   -------------
  Total From Investment Operations......    0.136      1.21     1.97            0.03
                                          -------   -------   ------   -------------
DISTRIBUTIONS
  Net Investment Income.................   (0.883)    (0.89)   (0.99)          (0.10)
  Net Realized Gain.....................   (0.088)    (0.55)   (0.05)             --
  In Excess of Net Realized Gain........   (0.140)       --       --              --
                                          -------   -------   ------   -------------
  Total Distributions...................   (1.111)    (1.44)   (1.04)          (0.10)
                                          -------   -------   ------   -------------
NET ASSET VALUE, END OF PERIOD..........  $11.655   $ 12.63   $12.86   $       11.93
                                          =======   =======   ======   =============
TOTAL RETURN (1)........................     1.28%     9.86%   17.22%           0.21%**
                                          =======   =======   ======   =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......  $22,667   $18,420   $8,617   $       3,421
Ratio of Expenses to Average Net
  Assets................................     2.00%     2.00%    2.00%           2.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................     7.63%     6.70%    7.99%           6.08%
Portfolio Turnover Rate.................       41%       81%     104%             10%**
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................  $  0.06   $  0.08   $ 0.10   $        0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........     2.48%     2.64%    2.82%           4.25%
  Net Investment Income/Loss to Average
    Net Assets..........................     7.16%     6.04%    7.17%           3.83%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED             YEAR ENDED JUNE 30,
                                                   DECEMBER 31, 1999      ---------------------------------       MAY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)#        1999#         1998#        1997         JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........      $          11.660       $12.634      $  12.86      $11.93      $         12.00
                                                  -----------------       -------      --------      ------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................                  0.454         0.912          0.86        0.99                 0.12
  Net Realized and Unrealized Gain/Loss.....                 (0.125)       (0.775)         0.35        0.98                (0.09)
                                                  -----------------       -------      --------      ------      ---------------
  Total From Investment Operations..........                  0.329         0.137          1.21        1.97                 0.03
                                                  -----------------       -------      --------      ------      ---------------
DISTRIBUTIONS
  Net Investment Income.....................                 (0.426)       (0.883)        (0.89)      (0.99)               (0.10)
  Net Realized Gain.........................                     --        (0.088)        (0.55)      (0.05)                  --
  In Excess of Net Realized Gain............                     --        (0.140)           --          --                   --
                                                  -----------------       -------      --------      ------      ---------------
  Total Distributions.......................                 (0.426)       (1.111)        (1.44)      (1.04)               (0.10)
                                                  -----------------       -------      --------      ------      ---------------
NET ASSET VALUE, END OF PERIOD..............      $          11.563       $11.660      $  12.63      $12.86      $         11.93
                                                  =================       =======      ========      ======      ===============
TOTAL RETURN (1)............................                   2.88%**       1.28%         9.86%      17.21%                0.21%**
                                                  =================       =======      ========      ======      ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........      $           7,307       $ 7,879      $  8,145      $4,970      $         3,316
Ratio of Expenses to Average Net Assets.....                   2.00%         2.00%         2.00%       2.00%                2.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets........................                   7.86%         7.61%         6.63%       8.03%                6.07%
Portfolio Turnover Rate.....................                     18%**         41%           81%        104%                  10%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
 Per Share Benefit to Net Investment
   Income/Loss..............................      $            0.03       $  0.06      $   0.08      $ 0.11      $          0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............                   2.49%         2.48%         2.64%       2.88%                4.25%
  Net Investment Income/Loss to Average Net
    Assets..................................                   7.36%         7.14%         6.01%       7.15%                3.82%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen High Yield & Total Return Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment Company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to maximize total return by investing in a diversified portfolio of high-yield, high-risk income that offer a yield above what is generally available on debt securities in the four highest categories of the recognized rating services. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     4.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At December 31, 1999, approximately 85% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

-----------------------
          12

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $435,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                             NET
                                        APPRECIATION/
    COST      APPREC.      DEPREC.      DEPRECIATION
------------  --------   ------------   -------------
$39,909,830   $635,133   $(2,678,678)   $(2,043,545)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.75%              1.25%               2.00%

For the period ended December 31, 1999, the Fund recognized expenses of $1,464 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

                                                              ------------------
                                                                    13

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $23,009 for Class A shares and deferred sales charges of $56,215 and $611 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $6,954,776 and sales of $6,685,094 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the High Yield & Total Return Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   ---------
J. Miles Branagan...........................................  1,886,464      14,493
Jerry D. Choate.............................................  1,882,461      18,496
Linda Hutton Heagy..........................................  1,887,121      13,836
R. Craig Kennedy............................................  1,887,121      13,836
Mitchell M. Merin...........................................  1,882,432      18,524
Jack E. Nelson..............................................  1,887,121      13,836
Richard F. Powers, III......................................  1,882,466      18,491
Phillip B. Rooney...........................................  1,887,121      13,836
Fernando Sisto..............................................  1,881,809      19,148
Wayne W. Whalen.............................................  1,887,121      13,836
Suzanne H. Woolsey..........................................  1,887,116      13,841
Paul G. Yovovich............................................  1,887,116      13,841

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

  AFFIRMATIVE      AGAINST      ABSTAIN
  -----------      -------      -------
   1,882,873         232        17,851

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

*  Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM-- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

          MSHY SAR 02/00                      -C- Van Kampen Funds Inc. 2000
          456 556 656

                                   VAN KAMPEN
                              LATIN AMERICAN FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                                     [LOGO]

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                         VAN KAMPEN LATIN AMERICAN FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   13
Additional Information..........................   16

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                         VAN KAMPEN LATIN AMERICAN FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Mexico                 42.8%
Brazil                 36.6%
Chile                   7.4%
Argentina               6.1%
Short-Term Investment   3.1%
Venezuela               1.6%
Peru                    1.2%
Other                   0.9%
Colombia                0.3%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                                                                    MSCI EMERGING
                                                          CLASS A      CLASS B      CLASS C         MARKETS FREE
                                                          SHARES       SHARES       SHARES       LATIN AMERICA INDEX
                                                          -------      -------      -------      -------------------
Six Months
  With Sales Charge*................................      16.41%       17.95%       21.97%                     N/A
  Without Sales Charge***...........................      23.46%       22.95%       22.97%                  21.26%
One Year
  With Sales Charge*................................      58.44%       61.91%       65.59%                     N/A
  Without Sales Charge***...........................      68.16%       66.91%       66.59%                  58.89%
Five Year
  With Sales Charge*................................      10.70%          N/A       11.19%                     N/A
  Without Sales Charge***...........................      12.02%          N/A       11.19%                   7.65%
Average Annual Since Inception
  With Sales Charge*................................       9.80%       18.13%       10.14%                     N/A
  Without Sales Charge***...........................      10.99%       18.32%       10.14%                   7.08%
Commencement Date...................................      7/6/94       8/1/95       7/6/94                     N/A

The MSCI Emerging Markets Free Latin America Index is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends are reinvested).

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS (1)
                                                PERCENT OF
SECURITY                               COUNTRY  NET ASSETS
--------                               -------  ----------
Telmex ADR                             Mexico      12.7%
Televisa CPO GDR                       Mexico       4.3%
Kimberly 'A'                           Mexico       3.0%
Petrobras                              Brazil       2.8%
Telesp ADR                             Brazil       2.8%

(1) Excludes Short-Term Investment

TOP FIVE SECTORS+
                                                 PERCENT OF
SECTOR                                VALUE      NET ASSETS
------                             -----------   ----------
Services                           $30,508,386      47.0%
Materials                            8,496,788      13.1%
Energy                               7,552,369      11.6%
Consumer Goods                       7,118,613      11.1%
Finance                              5,372,974       8.3%

+ These sectors represent broad groupings of related industries.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                         VAN KAMPEN LATIN AMERICAN FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY PORTFOLIO MANAGERS ROBERT L. MEYER, MICHAEL PERL, AND ANDY SKOV OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. MEYER AND MR. SKOV HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1994, WHILE MR. PERL JOINED THE TEAM IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS

A: A key driver to the recoveries in the region has been continued robust demand for Latin American products in the United States. In fact, American consumers account for roughly 80 percent of all Mexican exports. In addition to solid growth in the United States, Latin American economies benefited from a sharp rebound in commodity prices as growth revived in east Asia and accelerated in Europe. Oil prices, for example, more than doubled during 1999.

Q: WHAT STRATEGIES DID YOU PURSUE FOR THE FUND IN THIS ENVIRONMENT?

A: The Fund continued to focus on identifying high-quality businesses in the two largest Latin American markets--Brazil and Mexico. In each case, we found attractive telecommunications companies that appear to offer exceptional growth prospects in coming years. Fixed-line and cellular phone penetration remains low in Latin America, and we expect that pent-up demand for telecommunications services in the region will increasingly be met in coming years. We also sought to capitalize on robust consumer activity in Mexico through the purchase of stocks in that country's domestic media and retail sectors.

Q: DISCUSS HOW THESE STRATEGIES CONTRIBUTED TO THE FUND'S PERFORMANCE.

A: The Fund's emphasis on telecom and consumer companies in Mexico and Brazil was rewarded with solid performance during the six-month reporting period. Equity markets in Mexico and Brazil each posted strong gains in 1999, and we expect strength in those countries to continue in the new year.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: After a disappointing first six months of 1999, the Fund's performance rebounded with the recovery in Latin America during the reporting period. For Class A shares at net asset value, the Fund generated a total return of 23.46 percent for the six months ended December 31, 1999. By comparison, the MSCI Emerging Markets Free Latin America Index generated a total return of 21.26 percent for the same period. This broad-based index covers at least 60 percent of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru, and Venezuela and assumes dividends are reinvested. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. If charges or commissions had been included, the total return would have been lower. It's not possible to invest directly in an index. Past performance does not guarantee future results.

Q: WHAT IS THE STATUS OF ECONOMIC AND POLITICAL REFORM IN LATIN AMERICA?

A: The pace of reform in the region has been uneven. Positive steps include Mexico's successful presidential primary in November, which bodes well for political stability in that country and enhances the prospects for consensus agreements on such issues as budgets and reforms.

Less inspiring has been Brazil's difficulty in reining in the social spending that has hampered economic growth in the past. Certainly, President Cardoso's commitment to reform remains strong. When Cardoso took office seven years ago, inflation in Brazil was more than 7,000 percent. Today, prices are rising at only single-digit rates. However, the pain of Brazil's recent recession has made it more difficult for Cardoso's government to convince the political opposition and the electorate that this is the best time to undertake reform measures that might cause additional short-term pain. Despite the on-again, off-again pace of economic reform in Brazil, however, we believe that Brazil's economic fundamentals remain impressive.

-----------------------
           4

                         VAN KAMPEN LATIN AMERICAN FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q: ARE THERE ANY SIGNS THAT GLOBAL CONFIDENCE IN EMERGING MARKETS IS RETURNING?

A: Yes. Following large gains in the early 1990s, emerging markets went through a lengthy and painful bear market. During that period, investor sentiment seemed to range from excessive optimism to excessive pessimism. The sharp rebound in emerging markets has started the process of restoring confidence in the asset class, in Latin America as well as global emerging markets. While that process still has a long way to go, we sense a shift in investors' attitudes toward businesses and problems in developing economies. We believe investors are more capable of differentiating between the individual markets and their significant events and investment potential.

As recently as 1994, the devaluation of the Mexican peso set off a chain reaction of currency weakness throughout Latin America. However, when Brazil devalued in early 1999, the resulting 40 percent drop in the Brazilian real did not create a domino-effect of currency weakness in the region. We believe investors' ability to discriminate between countries and their individual issues has strongly positive implications for the future of developing economies in coming years.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: We are optimistic about the Fund's prospects during the new year. While equity markets in Latin America benefited from an early year 2000 rally during the fourth quarter of 1999, we believe that the region is generally poised to grow again in 2000. And while there are clearly pockets of weakness both on a country and industry level, we are confident that the Fund is invested in high-quality companies in the fastest-growing sectors of improving economies. We believe these allocations bode well for the Fund's performance in coming months.

                                                              ------------------

                         VAN KAMPEN LATIN AMERICAN FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                                SHARES          VALUE
---------------------------------------------------------------------

COMMON STOCKS (74.6%)
  ARGENTINA (6.1%)
    Banco Rio de La Plata ADR.......            20,015    $   243,933
    Quilmes Industrial ADR..........            62,995        752,003
    Telecom Argentina ADR...........            45,167      1,546,969
    Telefonica de Argentina ADR.....            45,098      1,392,401
                                                          -----------
                                                            3,935,306
                                                          -----------
  BRAZIL (15.2%)
    Aracruz Celulose S.A. ADR.......            22,025        578,156
    Banco Bradesco ADR..............             1,300         10,271
    CEMIG ADR.......................            17,588        395,730
    Cia Cervejaria Brahma ADR.......             8,800        123,200
    (a)Cia Electric de Est Rio
      Janerio.......................     1,649,059,000        502,066
    Cia Paranaense de Energia ADR...            21,970        204,596
    Cia Siderurgica Nacional........        15,936,300        617,515
    Coteminas.......................         2,492,000        158,638
    (b,c)Coteminas ADR..............            22,545         62,851
    CRT 'A'.........................         5,116,574        892,179
    CVRD 'A'........................             5,000        116,247
    CVRD ADR........................            24,440        675,155
    Eletrobras ADR..................            25,645        308,137
    Eletrobras ADR..................             5,440         60,520
    Eletrobras S.A..................        14,772,463        323,089
    Embratel Participacoes 'A'
      ADR...........................               710         19,348
    (a)Lojas Arupau S.A. ADR........            10,410             --
    Petrobras ADR...................            11,315        290,207
    (c)Petrobras ADR................            22,943        587,914
    (c)Rossi Residencial S.A. GDR...            44,287         52,702
    Rossi Residencial S.A. GDS......           187,805        223,488
    Tele Centro Sul ADR.............               100          9,075
    Tele Leste Celular ADR..........               960         40,800
    Tele Norte Leste ADR............            24,303        619,726
    Tele Sudeste Celular ADR........             1,830         71,027
    Telesp ADR......................            74,502      1,820,643
    Telesp Celular ADR..............            15,715        665,923
    Unibanco GDR....................            14,480        436,210
    Usiminas ADR....................               550          3,005
    (a)Vale Do Rio Doce ADR.........            31,997             --
                                                          -----------
                                                            9,868,418
                                                          -----------
  CHILE (7.4%)
    Banco Edwards ADR...............            26,152        434,777
    Banco Santander ADR.............             5,599         85,385
    Banco Santiago ADR..............            12,350        263,981
    CCU ADR.........................            23,186        743,401
    Chilectra ADR...................            40,676        813,520
    Cia Telecom ADR.................            53,670        979,477
    D & S ADR.......................            14,580        284,310
    Endesa ADR......................            22,107        313,643
    Enersis ADR.....................            19,260        452,610
    Quinenco ADR....................            22,909        254,863
    (a)Santa Isabel ADR.............            17,778        173,336
                                                          -----------
                                                            4,799,303
                                                          -----------
  COLOMBIA (0.3%)
    Bavaria.........................            39,991        174,894
    Valores Bavaria.................            34,287         29,258
                                                          -----------
                                                              204,152
                                                          -----------

                                                SHARES          VALUE
---------------------------------------------------------------------
  MEXICO (42.8%)
    (a)Alfa S.A. 'A'................           172,891    $   811,566
    (a)Banacci 'L'..................           154,310        594,126
    (a)Banacci 'O'..................            75,168        301,306
    (a)Carso Global Telecom 'A1'....            93,842        881,006
    (a)Cemex CPO....................           270,034      1,509,684
    (a)Cemex CPO ADR................            59,256      1,651,761
    (a)Cifra 'C'....................           302,005        574,701
    (a)Cifra 'V'....................           267,078        535,283
    (a)Cifra 'V' ADR................             7,448        149,274
    Empresas ICA S.A................           111,110         63,291
    Empresas ICA S.A. ADR...........            31,771        103,256
    FEMSA...........................           233,062      1,039,929
    FEMSA ADR.......................            24,041      1,069,824
    (a)Grupo Carso 'A1'.............           241,525      1,202,530
    (a)Grupo Financiero Bancomer
      S.A. de C.V. 'O'..............         1,458,700        609,330
    (a)Grupo Financiero Banorte S.A.
      de C.V. 'O'...................           284,298        428,846
    (a)Grupo Industrial Bimbo S.A.
      de C.V. 'A'...................            69,595        155,267
    Grupo Mexico S.A................           132,920        658,291
    Grupo Modelo 'C'................           156,388        428,912
    Kimberly 'A'....................           494,476      1,929,917
    (a)Nuevo Grupo Iusacell S.A.
      ADR...........................            14,390        214,951
    Panamerican Beverages, Inc......            14,200        291,988
    (a)Seminis, Inc. 'A'............            27,370        172,773
    (a)Soriana 'B'..................           203,035        931,648
    TAMSA ADR.......................            17,782        241,168
    (a)Televisa CPO GDR.............            40,585      2,769,926
    Telmex ADR......................            72,994      8,211,825
    Vitro ADR.......................            45,458        250,019
                                                          -----------
                                                           27,782,398
                                                          -----------
  PERU (1.2%)
    Tel Peru 'B' ADR................            59,253        792,509
                                                          -----------
  VENEZUELA (1.6%)
    CANTV ADR.......................            42,135      1,037,574
                                                          -----------
TOTAL COMMON STOCKS...................................     48,419,660
                                                          -----------
PREFERRED STOCKS (21.3%)
  BRAZIL (21.3%)
    Banco Bradesco..................       111,697,000        876,140
    (a,b)Banco Nacional.............         8,115,000            225
    Brahma..........................           257,000        187,789
    CEMIG...........................        16,745,919        375,427
    Copel...........................        93,559,450        906,333
    (a)CRT..........................         3,770,974      1,168,971
    CVRD............................            49,027      1,356,961
    Eletrobras 'B'..................         7,494,500        178,806
    Embratel Participacoes 'A'......        41,522,000      1,068,792
    Gerdau..........................        25,221,567        670,155
    Globex Utilidades S.A...........             8,000         64,213
    Itaubanco.......................         8,835,410        758,089
    Itausa S.A......................           494,000        511,364
    (a)Lojas Arapua S.A.............        19,195,300             --
    Petrobras.......................         7,225,097      1,839,770
    Tele Centro Sul.................        28,311,454        517,019
    Tele Leste Celular..............       304,596,700        249,545
    Tele Norte Celular..............       284,309,000        243,941

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES          VALUE
---------------------------------------------------------------------
  BRAZIL (CONT.)
    Tele Norte Leste................        32,958,800    $   884,861
    Tele Sudeste Celular............        43,916,960        324,545
    Telebras ADR....................             2,600        334,100
    Telesp..........................        29,302,176        710,454
    Telesp Celular..................        18,518,530        328,034
    Usiminas........................            43,700        237,066
                                                          -----------
TOTAL PREFERRED STOCKS................................     13,792,600
                                                          -----------
                                                NO. OF
                                                RIGHTS
                                        --------------
RIGHTS (0.1%)
  BRAZIL (0.1%)
    (a)Banco Bradesco S.A.,
      expiring 2/9/00...............       115,117,000         54,166
                                                          -----------
TOTAL LONG-TERM INVESTMENTS (96.0%) (COST
$52,457,410)..........................................     62,266,426
                                                          -----------

                                                   PAR
                                                 VALUE
                                        --------------
SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
    Chase Securities, Inc., 2.60%,      $    2,039,000
      dated 12/31/99, due 1/3/00, to be
      repurchased at $2,039,442
      collateralized by $2,080,765
      U.S. Treasury Notes, 6.125%, due 12/31/01,
      valued at $2,080,765 (COST $2,039,000)..........      2,039,000
                                                          -----------
TOTAL INVESTMENTS IN SECURITIES (99.1%) (COST
  $54,496,410)........................................     64,305,426
FOREIGN CURRENCY (0.0%) (COST $9,597).................          9,717
                                                          -----------
TOTAL INVESTMENTS (99.1%) (COST $54,506,007)..........     64,315,143
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)..........        553,641
                                                          -----------
NET ASSETS (100%).....................................    $64,868,784
                                                          ===========

---------------

(a)         --  Non-income producing security
(b)         --  Security valued at fair value -- see note A-1 to
                financial statements.
(c)         --  144A Security -- certain conditions for public sale may exist
ADR         --  American Depositary Receipt
CPO         --  Certificate of Participation
GDR         --  Global Depositary Receipt
GDS         --  Global Depositary Shares

----------------------------------------------------------------

SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
--------                                  -----------   ----------
Services................................  $30,508,386     47.0%
Materials...............................    8,496,788     13.1
Energy..................................    7,552,369     11.6
Consumer Goods..........................    7,118,613     11.1
Finance.................................    5,372,974      8.3
Multi-Industry..........................    2,809,581      4.3
Capital Equipment.......................      407,715      0.6
                                          -----------     ----
                                          $62,266,426     96.0%
                                          ===========     ====

---------------

+Classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


----------------------------------------------------------------------------------
ASSETS:
  Investments in Securities, at Value (Cost $54,496,410)....      $     64,305,426
  Foreign Currency (Cost $9,597)............................                 9,717
  Cash......................................................                37,462
  Receivable for:
    Fund Shares Sold........................................               618,822
    Dividends...............................................               184,580
    Investments Sold........................................                10,764
    Foreign Witholding Tax Reclaim..........................                 2,634
    Interest................................................                   272
  Other.....................................................                 5,772
                                                                  ----------------
    Total Assets............................................            65,175,449
                                                                  ----------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................                70,818
    Distribution Fees.......................................                56,732
    Investment Advisory Fees................................                47,527
    Shareholder Reporting Expense...........................                34,069
    Custody Fees............................................                25,120
    Directors' Fees and Expenses............................                19,226
    Professional Fees.......................................                16,638
    Administrative Fees.....................................                13,138
    Transfer Agent Fees.....................................                 9,934
    Investments Purchased...................................                 5,559
    Deferred Country Tax....................................                 5,524
  Other.....................................................                 2,380
                                                                  ----------------
    Total Liabilities.......................................               306,665
                                                                  ----------------
NET ASSETS..................................................      $     64,868,784
                                                                  ================
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $          4,629
  Paid in Capital in Excess of Par..........................            81,068,110
  Net Unrealized Appreciation on Investments and Foreign
    Currency Translations...................................             9,750,810
  Accumulated Net Investment Loss...........................              (215,323)
  Accumulated Net Realized Loss.............................           (25,739,442)
                                                                  ----------------
NET ASSETS..................................................      $     64,868,784
                                                                  ================
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $32,954,945 and 2,310,994
    Shares Outstanding).....................................      $          14.26
                                                                  ================
  Maximum Sales Charge......................................                  5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $          15.13
                                                                  ================
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $20,915,134 and 1,518,974 Shares
    Outstanding)*...........................................      $          13.77
                                                                  ================
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $10,998,705 and 799,282 Shares
    Outstanding)*...........................................      $          13.76
                                                                  ================

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   606,673
  Interest..................................................           35,758
  Less Foreign Taxes Withheld...............................           (2,632)
                                                                  -----------
   Total Income.............................................          639,799
                                                                  -----------
EXPENSES:
  Investment Advisory Fees..................................          337,876
  Distribution Fees (Attributed to Classes A, B and C of
    $34,403, $86,610 and $46,624, respectively).............          167,637
  Administrative Fees.......................................           71,590
  Shareholder Reports.......................................           43,980
  Transfer Agent Fees.......................................           29,887
  Custodian Fees............................................           29,767
  Country Tax Expense.......................................           24,814
  Professional Fees.........................................           16,522
  Filing and Registration Fees..............................           13,903
  Directors' Fees and Expenses..............................           10,255
  Other.....................................................            2,607
                                                                  -----------
   Total Expenses...........................................          748,838
   Less Expense Reductions..................................          (51,308)
                                                                  -----------
   Net Expenses.............................................          697,530
                                                                  -----------
Net Investment Income/Loss..................................          (57,731)
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        2,708,240
  Foreign Currency Transactions.............................          (27,161)
                                                                  -----------
Net Realized Gain/Loss......................................        2,681,079
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        1,156,193
                                                                  -----------
  End of the Period:
    Investments.............................................        9,809,016
    Foreign Currency Translations...........................          (58,206)
                                                                  -----------
                                                                    9,750,810
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        8,594,617
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       11,275,696
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $11,217,965
                                                                  ===========

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999          YEAR ENDED
                                                                         (UNAUDITED)       JUNE 30, 1999
--------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $         (57,731)      $     353,000
  Net Realized Gain/Loss....................................              2,681,079         (18,696,000)
  Net Unrealized Appreciation/Depreciation..................              8,594,617          14,496,000
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             11,217,965          (3,847,000)
                                                                  -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................                     --            (120,000)
    Class B.................................................                     --             (17,000)
    Class C.................................................                     --             (10,000)
  In Excess of Net Investment Income:
    Class A.................................................                     --            (182,000)
    Class B.................................................                     --             (26,000)
    Class C.................................................                     --             (15,000)
                                                                  -----------------       -------------
                                                                                 --            (370,000)
                                                                  -----------------       -------------
  In Excess of Net Realized Gain:
    Class A.................................................                     --            (153,000)
    Class B.................................................                     --            (100,000)
    Class C.................................................                     --             (57,000)
                                                                  -----------------       -------------
                                                                                 --            (310,000)
                                                                  -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...                     --            (680,000)
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             15,700,741          37,085,000
  Distributions Reinvested..................................                     --             580,000
  Redeemed..................................................            (25,146,038)        (53,264,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             (9,445,297)        (15,599,000)
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................              1,772,668         (20,126,000)
NET ASSETS--Beginning of Period.............................             63,096,116          83,222,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess of net investment
  income/loss of $(215,323) and $(158,000), respectively)...      $      64,868,784       $  63,096,000
                                                                  =================       =============
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   -------
   Shares:
     Subscribed.............................................              1,211,820           2,939,000
     Distributions Reinvested...............................                     --              46,000
     Redeemed...............................................             (1,858,490)         (3,917,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......               (646,670)           (932,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $      13,615,797       $  28,926,000
     Distributions Reinvested...............................                     --             389,000
     Redeemed...............................................            (20,192,415)        (37,394,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (6,576,618)      $  (8,079,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      39,427,442       $  46,039,000+
                                                                  =================       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                114,627             386,000
     Distributions Reinvested...............................                     --              15,000
     Redeemed...............................................               (255,306)           (936,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......               (140,679)           (535,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       1,222,248       $   3,651,000
     Distributions Reinvested...............................                     --             124,000
     Redeemed...............................................             (2,764,680)         (8,006,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (1,542,432)      $  (4,231,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      27,504,499       $  29,066,000+
                                                                  =================       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 78,509             508,000
     Distributions Reinvested...............................                     --               8,000
     Redeemed...............................................               (208,113)           (908,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......               (129,604)           (392,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $         862,696       $   4,508,000
     Distributions Reinvested...............................                     --              67,000
     Redeemed...............................................             (2,188,943)         (7,864,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (1,326,247)      $  (3,289,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      14,140,798       $  15,478,000+
                                                                  =================       =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                               DECEMBER 31, 1999    ----------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                  (UNAUDITED)#      1999#      1998#       1997       1996        JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $          11.543     $11.424    $ 17.39    $ 12.63    $  9.08     $        12.00
                                              -----------------     -------    -------    -------    -------     --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss..............                0.009       0.093      (0.01)      0.02       0.10              (0.02)
  Net Realized and Unrealized Gain/Loss...                2.708       0.182      (2.73)      6.46       3.47              (2.70)
                                              -----------------     -------    -------    -------    -------     --------------
  Total From Investment Operations........                2.717       0.275      (2.74)      6.48       3.57              (2.72)
                                              -----------------     -------    -------    -------    -------     --------------
DISTRIBUTIONS
  Net Investment Income...................                   --      (0.041)        --         --      (0.02)                --
  In Excess of Net Investment Income......                   --      (0.063)        --      (0.09)        --                 --
  Net Realized Gain.......................                   --          --      (1.92)     (1.63)        --                 --
  In Excess of Net Realized Gain..........                   --      (0.052)     (1.31)        --         --                 --
  Return of Capital.......................                   --          --         --         --         --              (0.20)
                                              -----------------     -------    -------    -------    -------     --------------
  Total Distributions.....................                   --      (0.156)     (3.23)     (1.72)     (0.02)             (0.20)
                                              -----------------     -------    -------    -------    -------     --------------
NET ASSET VALUE, END OF PERIOD............    $          14.260     $11.543    $ 11.42    $ 17.39    $ 12.63     $         9.08
                                              =================     =======    =======    =======    =======     ==============
TOTAL RETURN (1)..........................                23.46%**     3.00%    (17.37)%    57.32%     39.35%            (23.07)%**
                                              =================     =======    =======    =======    =======     ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).........    $          32,955     $34,139    $44,439    $84,401    $18,701     $        7,658
Ratio of Expenses to Average Net Assets...                 2.22%       2.20%      2.25%      2.24%      2.11%              2.46%
Ratio of Net Investment Income/Loss to
  Average Net Assets......................                 0.15%       0.98%     (0.09)%    (0.08)%     1.18%             (0.44)%
Portfolio Turnover Rate...................                   34%**      163%       249%       241%       131%               107%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss...........................    $            0.01     $  0.02    $  0.02    $  0.10    $  0.09     $         0.13
Ratios Before Expense Limitation:
  Expenses to Average Net Assets..........                 2.41%       2.44%      2.41%      2.77%      3.28%              4.30%
  Net Investment Income/Loss to Average
    Net Assets............................                (0.03)%      0.74%     (0.24)%    (0.61)%     0.01%             (2.26)%
Ratio of Expenses to Average Net Assets
  excluding country tax expense and
  interest expense........................                 2.10%       2.10%      2.10%      2.10%      2.10%              2.10%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED         YEAR ENDED JUNE 30,
                                                        DECEMBER 31, 1999    -----------------------------     AUGUST 1, 1995+ TO
SELECTED PER SHARE DATA AND RATIOS                           (UNAUDITED)#      1999#      1998#       1997          JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............    $          11.189     $11.030    $ 16.99    $ 12.45     $            9.58
                                                       -----------------     -------    -------    -------     -----------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.......................               (0.032)      0.019      (0.08)     (0.03)                 0.03
  Net Realized and Unrealized Gain/Loss............                2.612       0.215      (2.65)      6.28                  2.84
                                                       -----------------     -------    -------    -------     -----------------
  Total From Investment Operations.................                2.580       0.234      (2.73)      6.25                  2.87
                                                       -----------------     -------    -------    -------     -----------------
DISTRIBUTIONS
  Net Investment Income............................                   --      (0.009)        --         --                    --
  In Excess of Net Investment Income...............                   --      (0.014)        --      (0.08)                   --
  Net Realized Gain................................                   --          --      (1.92)     (1.63)                   --
  In Excess of Net Realized Gain...................                   --      (0.052)     (1.31)        --                    --
  Return of Capital................................                   --          --         --         --                    --
                                                       -----------------     -------    -------    -------     -----------------
  Total Distributions..............................                   --      (0.075)     (3.23)     (1.71)                   --
                                                       -----------------     -------    -------    -------     -----------------
NET ASSET VALUE, END OF PERIOD.....................    $          13.769     $11.189    $ 11.03    $ 16.99     $           12.45
                                                       =================     =======    =======    =======     =================
TOTAL RETURN (1)...................................                22.95%**     2.47%    (17.82)%    56.17%                29.26%**
                                                       =================     =======    =======    =======     =================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..................    $          20,915     $18,570    $24,206    $14,314     $           2,041
Ratio of Expenses to Average Net Assets............                 2.97%       2.96%      2.99%      2.99%                 2.87%
Ratio of Net Investment Income/Loss to Average Net
  Assets...........................................                (0.60)%      0.20%     (0.58)%    (0.78)%                0.88%
Portfolio Turnover Rate............................                   34%**      163%       249%       241%                  131%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment
    Income/Loss....................................    $            0.01     $  0.02    $  0.02    $  0.02     $            0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...................                 3.16%       3.20%      3.16%      3.55%                 3.89%
  Net Investment Income/Loss to Average Net
    Assets.........................................                (0.78)%     (0.04)%    (0.73)%    (1.34)%               (0.14)%
Ratio of Expenses to Average Net Assets excluding
  country tax  expense and interest expense........                 2.85%       2.85%      2.85%      2.85%                 2.85%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                                DECEMBER 31, 1999    ---------------------------------------     JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)#      1999#      1998#       1997      1996        JUNE 30, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $          11.182     $11.037    $ 17.01    $ 12.43    $ 8.99     $        12.00
                                               -----------------     -------    -------    -------    ------     --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...............               (0.033)      0.021      (0.11)     (0.07)     0.04              (0.08)
  Net Realized and Unrealized Gain/Loss....                2.612       0.199      (2.63)      6.31      3.40              (2.73)
                                               -----------------     -------    -------    -------    ------     --------------
  Total From Investment Operations.........                2.579       0.220      (2.74)      6.24      3.44              (2.81)
                                               -----------------     -------    -------    -------    ------     --------------
DISTRIBUTIONS
  Net Investment Income....................                   --      (0.009)        --         --        --                 --
  In Excess of Net Investment Income.......                   --      (0.014)        --      (0.03)       --                 --
  Net Realized Gain........................                   --          --      (1.92)     (1.63)       --                 --
  In Excess of Net Realized Gain...........                   --      (0.052)     (1.31)        --        --                 --
  Return of Capital........................                   --          --         --         --        --              (0.20)
                                               -----------------     -------    -------    -------    ------     --------------
  Total Distributions......................                   --      (0.075)     (3.23)     (1.66)       --              (0.20)
                                               -----------------     -------    -------    -------    ------     --------------
NET ASSET VALUE, END OF PERIOD.............    $          13.761     $11.182    $ 11.04    $ 17.01    $12.43     $         8.99
                                               =================     =======    =======    =======    ======     ==============
TOTAL RETURN (1)...........................                22.97%**     2.28%    (17.86)%    56.04%    38.26%            (23.83)%**
                                               =================     =======    =======    =======    ======     ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........    $          10,999     $10,387    $14,577    $20,345    $6,780     $        4,085
Ratio of Expenses to Average Net Assets....                 2.97%       2.96%      3.00%      2.99%     2.86%              3.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................                (0.60)%      0.23%     (0.77)%    (0.79)%    0.42%             (1.16)%
Portfolio Turnover Rate....................                   34%**      163%       249%       241%      131%               107%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss............................    $            0.01     $  0.02    $  0.02    $  0.05    $ 0.12     $         0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...........                 3.16%       3.20%      3.16%      3.56%     4.06%              5.20%
  Net Investment Income/Loss to Average Net
    Assets.................................                (0.78)%     (0.01)%    (0.93)%    (1.36)%   (0.78)%            (3.16)%
Ratio of Expenses to Average Net Assets
  excluding country tax expense and
  interest expense.........................                 2.85%       2.85%      2.85%      2.85%     2.85%              2.85%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN LATIN AMERICAN FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and

                                                              ------------------
                                                                    13

                         VAN KAMPEN LATIN AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,568,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.
Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $6,068,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
   COST          APPREC.        DEPREC.       DEPRECIATION
-----------    -----------    ------------    -------------
$54,496,410    $15,376,172    $(5,567,156)    $9,809,016

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   1.25%              2.10%               2.85%

-----------------------
          14

                         VAN KAMPEN LATIN AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

For the period ended December 31, 1999, the Fund recognized expenses of $1,835 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $34,577 for Class A shares and deferred sales charges of $45,590 and $7,191 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $696 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

D. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $18,277,021 and sales of $29,616,877 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

                                                              ------------------

                         VAN KAMPEN LATIN AMERICAN FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Latin American Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................   2,820,708    35,403
Jerry D. Choate.............................................   2,820,667    35,445
Linda Hutton Heagy..........................................   2,821,562    34,549
R. Craig Kennedy............................................   2,821,366    34,745
Mitchell M. Merin...........................................   2,821,521    34,591
Jack E. Nelson..............................................   2,821,396    34,715
Richard F. Powers, III......................................   2,820,894    35,217
Phillip B. Rooney...........................................   2,821,533    34,579
Fernando Sisto..............................................   2,821,278    34,834
Wayne W. Whalen.............................................   2,820,062    36,050
Suzanne H. Woolsey..........................................   2,821,811    24,300
Paul G. Yovovich............................................   2,821,645    34,467

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                      AFFIRMATIVE   AGAINST   ABSTAIN
                                      -----------   -------   --------
                                       2,825,233    12,067     18,811

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

* Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/
                               /www.vankampen.com

       MSLA SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       459 559 659

                                   VAN KAMPEN
                           INTERNATIONAL MAGNUM FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    9
Statement of Operations.........................   10
Statement of Changes in Net Assets..............   11
Financial Highlights ...........................   12
Notes to Financial Statements...................   13
Additional Information..........................   17

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                  28.8%
United Kingdom         19.0%
Other                  12.7%
France                  9.5%
Switzerland             6.3%
Germany                 6.0%
Italy                   4.0%
Netherlands             4.0%
Sweden                  3.2%
Australia               2.5%
Spain                   2.5%
Short-Term Investment   1.5%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                            CLASS A      CLASS B      CLASS C
                                                            SHARES       SHARES       SHARES       MSCI EAFE INDEX
                                                            -------      -------      -------      ---------------
Six Months
  With Sales Charge*..................................      10.69%       12.16%       16.16%                  N/A
  Without Sales Charge***.............................      17.46%       17.16%       17.16%               22.12%
One Year
  With Sales Charge*..................................      16.01%       17.34%       21.32%                  N/A
  Without Sales Charge***.............................      23.09%       22.34%       22.32%               26.96%
Average Annual Since Inception
  With Sales Charge*..................................       8.46%        8.94%        9.51%                  N/A
  Without Sales Charge***.............................      10.31%        9.51%        9.51%               13.79%
Commencement Date.....................................      7/1/96       7/1/96       7/1/96                  N/A

The Morgan Stanley International (MSCI) EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia, and the Far East (assumes dividends are reinvested net of withholding taxes).

  * The returns above are calculated using the maximum sales charge for Class A (5.75%) shares and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                  PERCENT OF
ISSUER                               COUNTRY      NET ASSETS
------                            --------------  ----------
Nestle S.A. (Registered)           Switzerland       2.4%
Total Fina S.A. 'B'                   France         1.9%
Sony Corp.                            Japan          1.9%
Kyocera Corp.                         Japan          1.5%
Reckitt Benckiser plc             United Kingdom     1.4%

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Consumer Goods                        $30,198,422     25.5%
Capital Equipment                      21,977,211     18.6%
Services                               19,966,188     16.9%
Finance                                19,037,318     16.1%
Materials                              10,780,339      9.1%

                                        + These sectors represent broad
                                        groupings of related industries.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH REPRESENTATIVE OF THE SUBADVISER OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY FRANCINE BOVICH OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT.

MS. BOVICH HAS BEEN THE FUND'S PORTFOLIO MANAGER SINCE ITS INCEPTION IN 1996. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED DECEMBER 31, 1999.

Q: DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

A: During the past six months we witnessed recovery and renewed confidence in the global economy. In response to faster-than-expected growth, central banks worldwide reversed the interest-rate decreases of the previous 12 months. Investor confidence in specific sectors led to significant rallies during the period. Growth stocks--primarily technology and telecommunications companies--in Europe, Japan, and non-Japan Asia rallied to unprecedented highs.

Japan was the best performing region for the six-month period--benefiting from supportive fiscal policies, continued corporate restructuring, and positive economic growth. In October, the announcement of several bank mergers in Japan led to further investor optimism, which also helped to boost the stock market. Despite the strength of the yen during the period, Japan's recovery continued and appears to be firmly in place for 2000.

Q: DESCRIBE YOUR INVESTMENT STRATEGIES FOR THE FUND IN THIS ENVIRONMENT AND HOW THESE STRATEGIES AFFECTED PERFORMANCE.

A: We use a value-driven approach and try to identify individual stocks that we believe are undervalued. Because of our value-driven strategy, we maintained significant positions in the Fund's portfolio in small- and mid-cap companies, consumer staples (such as household goods, beverages, and tobacco), utilities, and food retailing.

We maintained an underweighted position in the Fund's portfolio in Europe during the period, which helped performance as Europe underperformed. Within Europe, the Fund's performance benefited during the first half of the period from strong stock selection in consumer goods and capital equipment industries, both of which surged on signs of economic recovery. Unfortunately, this strategy suffered during the second half of the period when growth stocks rose at the expense of value stocks.

European stocks that helped the Fund's returns included WPP Group, the world's largest advertising company, which benefited from its Internet-related business; luxury-goods maker Richemont, which took advantage of resurging global demand for its products thanks to continued economic recovery; and British Telecom, which rode the wave of the telecommunications mania.

Overall, we maintained an overweighted position in Japan, primarily in export-driven companies such as Sony and Nintendo. During the period, these companies had unprecedented appreciation despite the strength of the yen, and they were the top contributors to the Fund's performance.

The Fund began the period slightly overweighted in non-Japan Asia and we increased the Fund's position in the region during the fourth quarter. The Fund benefited as Asia ex-Japan outperformed all other EAFE regions during this time. Hong Kong and Singapore saw continued local growth, low interest rates and inflation, and increases in exports due to the Japanese yen's appreciation compared to other currencies worldwide.

Q: WHAT HURT THE FUND'S PERFORMANCE DURING THE PERIOD?

A: The Fund's underperformance is attributable primarily to returns during the fourth quarter, which was characterized by a "narrow" market favoring the technology and telecom sectors, especially within Europe. Our focus on stock valuations that we consider reasonable caused us to be underweight in these sectors. Not owning "new economy" companies such as telecommunications giants Nokia, Ericsson, and Siemens, which had extraordinary appreciation, negatively affected results. Simultaneously, the Fund's significant investments in beverages, tobacco, food, and household products also detracted from returns. Several of the Fund's consumer-staples holdings detracted from results. For example, Great Universal Stores suffered due to trends toward Internet shopping as well as difficulty competing with discount stores, while Nestle and Diageo suffered from disappointing earnings.

-----------------------
           4

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Another strategy that hurt performance was avoiding Japanese bank stocks, which performed particularly well in October. Since the Fund's inception, we have not held Japanese bank stocks because these banks have historically been plagued by nonperforming loans. We have, however, seen signs of recovery in this sector and plan to begin adding Japanese banks selectively to the Fund's portfolio.

Q: BASED ON STRONG RETURNS IN CERTAIN SECTORS, ARE YOU RECONSIDERING YOUR STRATEGY?

A: Not exactly, we remain committed to our value philosophy. We believe that the unparalleled returns and valuations of the "new economy" stocks cannot be sustained indefinitely. Therefore, we expect to avoid the highly valued, mega-cap stocks that we believe cannot continue to deliver the revenue growth necessary to justify current valuations. Our plan is to emphasize sectors and companies with attractive fundamentals that we believe the market has yet to recognize. It's clear that technological innovations and their effect on economies are not passing fads, and we look to capitalize on this growth. For example, we are exploring opportunities in reasonably valued companies that we believe will benefit from the continued prominence of the Internet. These include media companies engaged in Internet advertising, infrastructure companies, Internet service providers, and e-commerce enablers.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The Fund enjoyed strong returns for the six-month period ending December 31, 1999, but failed to beat its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, in what proved to be a difficult environment for value investors. The Fund's total return of 17.46 percent (Class A shares at net asset value) underperformed the MSCI EAFE Index total return of 22.12 percent. The MSCI EAFE Index is an unmanaged index of common stocks from Europe, Australasia, and the Far East and assumes dividends are reinvested net of withholding taxes. Keep in mind that this index is a broad-based statistical composite that does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A: We expect strong performance from European stocks in early 2000 due to the significant amount of corporate restructuring and merger-and-acquisition activity that has occurred--and should continue. In addition, unemployment is decreasing, and investor confidence in European markets is growing as an increasing number of Europeans embrace equities as a viable long-term investment option. We also expect to see an expansion of leadership beyond the technology and telecommunications sectors, which should benefit the Fund.

In the long term, we look for Japan to lead international markets, as the momentum-based recovery seen during 1999 seems to be turning into a lasting recovery for 2000. Unemployment stemming from restructuring appears to have stabilized, which will be positive for consumer demand in Japan. This demand, combined with traditionally high savings rates, should drive domestic investors into the market. Additionally, foreign buyers should continue to enter Japan thanks to lower stock valuations relative to other developed markets.

We look for non-Japan Asia to transition from the liquidity-driven rally of the past year into an earnings-driven phase as corporate restructuring and government reforms continue. Consumers should begin to play an increasingly active role due to hefty stock market gains, falling unemployment, and low inflation and interest rates. In addition, Hong Kong and Singapore should be able to take advantage of the recent global recovery by increasing their exports.

Finally, as we begin the new millennium, we firmly believe that value investing will outperform growth investing over the long term. Although the Fund did not achieve the standout returns earned by companies in the technology and telecommunications sectors, we will look for ways in which the Fund can capitalize on this trend without compromising the Fund's objective to seek long-term capital appreciation.

                                                              ------------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                               SHARES           VALUE
---------------------------------------------------------------------

COMMON STOCKS (92.1%)
  AUSTRALIA (2.5%)
    AMP Ltd...........................          7,850    $     86,668
    Brambles Industries Ltd...........          3,600          99,478
    Broken Hill Proprietary Co.,
      Ltd.............................         19,750         259,133
    Coca-Cola Amatil Ltd..............         24,900          67,951
    Commonwealth Bank of Australia....         15,550         267,567
    Fosters Brewing Group Ltd.........         71,100         203,824
    Lend Lease Corp., Ltd.............          8,400         117,592
    (a)Macquarie Corporate
      Telecommunications Holdings
      Ltd.............................         86,000         139,912
    National Australia Bank Ltd.......         17,500         267,484
    News Corp., Ltd...................         32,340         313,770
    Normandy Mining Ltd...............        162,200         114,915
    Quantas Airways Ltd...............         37,800          94,228
    Rio Tinto Ltd.....................         14,850         318,755
    Telstra Corp., Ltd................         65,350         354,960
    Westpac Banking Corp., Ltd........         34,350         236,761
                                                         ------------
                                                            2,942,998
                                                         ------------
  DENMARK (0.3%)
    Novo Nordisk A/S 'B'..............          3,145         417,544
                                                         ------------
  FINLAND (1.6%)
    KCI Konecranes International
      plc.............................          6,235         240,040
    Kone Oyj 'B'......................          9,730         479,769
    Merita Ltd. plc `A'...............         85,370         503,584
    Sampo Insurance Co., plc `A'......         21,030         735,834
                                                         ------------
                                                            1,959,227
                                                         ------------
  FRANCE (9.5%)
    Alcatel...........................          2,600         597,749
    (a)Aventis S.A....................         32,841       1,903,149
    AXA S.A...........................          4,080         569,386
    Banque Nationale de Paris.........          4,550         420,260
    Cie de Saint-Gobain...............          2,172         408,898
    CNP Assurances....................         33,090       1,219,871
    France Telecom S.A................          5,860         775,842
    Groupe Danone.....................          2,700         637,075
    Michelin (C.G.D.E.) 'B'...........         15,160         596,176
    Pernod-Ricard.....................         12,720         728,528
    Schneider S.A.....................         13,660       1,073,687
    Total Fina S.A. 'B'...............         17,083       2,282,396
                                                         ------------
                                                           11,213,017
                                                         ------------
  GERMANY (4.0%)
    Adidas-Salomon AG.................          6,670         501,064
    BASF AG...........................         14,795         774,272
    Deutsche Telekom AG...............         18,060       1,272,023
    HypoVereinsbank AG................          5,840         399,258
    Mannesmann AG.....................          2,420         586,625
    Schering AG.......................          6,000         726,011
    Volkswagen AG.....................          8,030         453,435
                                                         ------------
                                                            4,712,688
                                                         ------------
  HONG KONG (2.0%)
    Asia Satellite Telecommunications
      Holdings Ltd....................         37,000         116,852
    Cable & Wireless Ltd..............         76,600         221,222
    Cathay Pacific Airways Ltd........         59,000         105,120
    Cheung Kong Holdings Ltd..........         25,500         323,937
    China Telecom Ltd.................         42,300         264,460
    Hong Kong & China Gas Co., Ltd....         84,000         115,083
    HSBC Holdings plc.................          8,800         123,394

                                               SHARES           VALUE
---------------------------------------------------------------------
    Hutchison Whampoa Ltd.............         33,600    $    488,429
    (a)Li & Fung Ltd..................         46,400         116,395
    SmarTone Telecommunications
      Holdings Ltd....................         15,300          73,808
    Sun Hung Kai Properties Ltd.......         21,900         228,198
    Swire Pacific Ltd. 'A'............         10,200          60,228
    Television Broadcasts Ltd.........         15,000         102,271
                                                         ------------
                                                            2,339,397
                                                         ------------
  IRELAND (0.7%)
    Bank of Ireland...................        102,648         817,690
                                                         ------------
  ITALY (4.0%)
    Banca Popolare di Bergamo
      S.p.A...........................         41,540         961,721
    (a)Enel S.p.A.....................         43,800         183,729
    Marzotto S.p.A....................         48,600         347,941
    Mediaset S.p.A....................         84,640       1,317,753
    Telecom Italia Mobile S.p.A.......         57,460         642,552
    Telecom Italia S.p.A..............         60,900         859,718
    UniCredito Italiano S.p.A.........         85,460         420,527
                                                         ------------
                                                            4,733,941
                                                         ------------
  JAPAN (28.8%)
    Aiwa Co., Ltd.....................          8,000         165,900
    Amada Co., Ltd....................         42,000         229,659
    Bank of Tokyo-Mitsubishi Ltd......          9,000         125,364
    Canon, Inc........................         27,000       1,072,288
    Casio Computer Co., Ltd...........         35,000         291,010
    Dai Nippon Printing Co., Ltd......         26,000         414,555
    Daicel Chemical Industries Ltd....         82,000         228,602
    Daifuku Co., Ltd..................         51,000         294,336
    Daikin Industries Ltd.............         44,000         598,259
    FamilyMart Co., Ltd...............          9,100         605,302
    Fuji Machine Manufacturing Co.....         13,700       1,104,255
    Fuji Photo Film Co................         23,000         839,186
    Fujitec Co. Ltd...................         29,000         290,766
    Fujitsu Ltd.......................         36,000       1,641,006
    Furukawa Electric Co., Ltd........         36,000         545,828
    Hitachi Credit Corp...............         27,700         562,237
    Hitachi Ltd.......................         73,000       1,171,085
    House Foods Corp..................          6,000          90,971
    Kaneka Corp.......................         60,000         767,094
    Kurita Water Industries Ltd.......         20,000         317,715
    Kyocera Corp......................          6,800       1,762,692
    Kyudenko Co., Ltd.................         25,000          88,037
    Lintec Corp.......................         22,000         238,873
    Matsushita Electric Industrial
      Co., Ltd........................         38,000       1,051,942
    Minebea Co., Ltd..................         38,000         651,609
    Mitsubishi Chemical Corp..........         61,000         214,810
    Mitsubishi Estate Co., Ltd........         30,000         292,576
    Mitsubishi Heavy Industries
      Ltd.............................        136,000         453,644
    Mitsubishi Logistics Corp.........          6,000          38,267
    Mitsumi Electric Co., Ltd.........         26,000         813,851
    NEC Corp..........................         59,000       1,405,311
    Nifco, Inc........................         26,000         310,281
    Nintendo Co., Ltd.................          7,800       1,295,549
    Nippon Meat Packers, Inc..........          7,000          90,727
    Nippon Telegraph & Telephone Corp.
      (NTT) ADR.......................             74       1,266,751
    Nissan Motor Co., Ltd.............         95,000         373,569
    Nissei Sangyo Co., Ltd............          8,000         110,339
    Nissha Printing Co., Ltd..........         20,000         119,339

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
  JAPAN (CONT.)
    Ono Pharmaceutical Co., Ltd.......         15,000    $    402,035
    Ricoh Co., Ltd....................         55,000       1,036,193
    Rinnai Corp.......................         13,900         258,339
    Rohm Co...........................          3,000       1,232,515
    Ryosan Co.........................         10,000         248,459
    Sangetsu Co., Ltd.................          9,000         189,279
    Sankyo Co., Ltd...................         30,000         616,257
    Sanwa Shutter Corp................         55,000         204,441
    Sekisui Chemical Co...............         47,000         208,266
    Sekisui House Ltd.................         45,000         398,366
    Shin-Etsu Polymer Co., Ltd........         44,000         258,241
    Sony Corp.........................          7,700       2,282,207
    Suzuki Motor Co., Ltd.............         29,000         422,958
    TDK Corp..........................          8,000       1,104,177
    Tokyo Electric Power Co...........         12,500         335,029
    Toshiba Corp......................        119,000         907,953
    Toyota Motor Corp.................         16,000         774,724
    Tsubakimoto Chain Co..............         76,000         278,783
    Yamaha Corp.......................         36,000         233,826
    Yamanouchi Pharmaceutical Co.,
      Ltd.............................         20,000         698,425
                                                         ------------
                                                           34,024,058
                                                         ------------
  NETHERLANDS (4.0%)
    Akzo Nobel N.V....................         24,565       1,233,551
    ING Groep N.V.....................         19,713       1,191,462
    Koninlijke KPN N.V................          4,725         461,675
    Koninlijke (Royal) Philips
      Electonics N.V..................          7,995       1,088,336
    Laurus N.V........................         39,810         718,549
                                                         ------------
                                                            4,693,573
                                                         ------------
  NEW ZEALAND (0.1%)
    Telecom Corp. of New Zealand
      Ltd.............................         28,500         134,021
                                                         ------------
  PORTUGAL (1.7%)
    Banco Comercial Portugues S.A.
      (Registered)....................         74,950         416,422
    Electricidade de Portugal S.A.....         54,150         946,255
    Telecel Commincacaoes Pessoais
      S.A.............................         35,300         616,145
                                                         ------------
                                                            1,978,822
                                                         ------------
  SINGAPORE (2.0%)
    (a)Chartered Semiconductor
      Manufacturing Ltd. ADR..........            300          21,900
    (a)Chartered Semiconductor
      Manufacturing Ltd...............          9,000          49,174
    City Developments Ltd.............         18,900         110,642
    (a)DBS Group Holdings Ltd.........         29,564         484,598
    NatSteel Electronics Ltd..........         38,000         200,781
    Neptune Orient Lines Ltd..........         67,000          89,709
    Oversea-Chinese Banking Corp.,
      Ltd. (Foreign)..................         16,800         154,332
    Overseas Union Bank Ltd.
      (Foreign).......................         25,124         147,078
    Sembcorp Logistics Ltd............         18,000          72,951
    Singapore Airlines Ltd.
      (Foreign).......................         18,000         204,263
    Singapore Press Holdings Ltd......         13,000         281,777
    Singapore Telecommunications
      Ltd.............................         71,000         146,647
    United Overseas Bank Ltd.
      (Foreign).......................         16,896         149,127
    Venture Manufacturing Ltd.........         23,000         263,765
                                                         ------------
                                                            2,376,744
                                                         ------------

                                               SHARES           VALUE
---------------------------------------------------------------------
  SPAIN (2.5%)
    Banco Popular Espanol S.A.........          6,185    $    403,822
    Banco Santander Central Hispano
      S.A.............................         35,400         401,218
    Endesa S.A........................         41,210         819,031
    (a)Telefonica S.A.................         53,713       1,343,204
                                                         ------------
                                                            2,967,275
                                                         ------------
  SWEDEN (3.2%)
    Autoliv, Inc. SDR.................         24,300         712,602
    (a)ForeningsSparbanken AB.........         54,500         802,320
    Nordbanken Holding AB.............         43,800         257,920
    Scandic Hotels AB.................         15,660         145,700
    Svedala Industri AB...............         35,830         658,283
    Svenska Cellulosa Free AB 'B'.....         12,000         356,142
    Svenska Handelsbanken 'A'.........         68,600         864,468
                                                         ------------
                                                            3,797,435
                                                         ------------
  SWITZERLAND (6.3%)
    Cie Financiere Richemont AG 'A'...            700       1,671,379
    Holderbank Financiere Glarus AG
      'B' (Bearer)....................            671         919,120
    Nestle S.A. (Registered)..........          1,570       2,877,594
    Novartis AG (Registered)..........            705       1,035,683
    Schindler Holding AG
      (Registered)....................            274         439,020
    UBS AG (Registered)...............          1,940         524,160
                                                         ------------
                                                            7,466,956
                                                         ------------
  UNITED KINGDOM (18.9%)
    Allied Domecq plc.................        157,500         778,393
    Allied Zurich plc.................         66,700         785,866
    AstraZeneca Group plc.............         21,185         878,659
    BAA plc...........................         41,700         292,970
    Bank of Scotland plc..............         70,962         824,047
    Barclays plc......................         19,600         564,106
    (a)BG Group plc...................        109,358         706,493
    Blue Circle Industries plc........         92,800         539,195
    BOC Group plc.....................         38,250         821,637
    British Telecommunications plc....         64,200       1,568,813
    Burmah Castrol plc................         26,357         481,029
    Cadbury Schweppes plc.............        112,000         676,530
    Capital Radio plc.................         36,100         874,572
    Centrica plc......................        114,640         324,945
    Diageo plc........................         91,800         738,362
    Glaxo Wellcome plc................         13,400         378,739
    Granada Group plc.................         59,400         602,001
    Great Universal Stores plc........        137,020         801,105
    Halma plc.........................        224,600         424,417
    Imperial Tobacco Group plc........         68,400         563,408
    Lloyds TSB Group plc..............         43,100         539,133
    National Westminster Bank.........         19,200         412,430
    Prudential Corp. plc..............         61,300       1,207,862
    Reckitt Benckiser plc.............        181,929       1,705,695
    Sainsbury (J) plc.................         83,600         471,563
    Scottish & Southern Energy plc....        107,000         854,137
    Shell Transport & Trading Co.
      plc.............................        154,300       1,282,178
    Smith & Nephew plc................         60,950         204,755
    SSL International plc.............         63,100         799,247
    WPP Group plc.....................         77,900       1,234,251
                                                         ------------
                                                           22,336,538
                                                         ------------
TOTAL COMMON STOCKS..................................     108,911,924
                                                         ------------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               SHARES           VALUE
---------------------------------------------------------------------
PREFERRED STOCKS (2.0%)
  GERMANY (2.0%)
    Fresenius AG......................          6,765    $  1,282,438
    Henkel KGaA AG....................         16,127       1,073,269
                                                         ------------
TOTAL PREFERRED STOCKS...............................       2,355,707
                                                         ------------

                                                  PAR
                                                VALUE
                                          -----------
CORPORATE BONDS & NOTES (0.1%)
  UNITED KINGDOM (0.1%)
    (b)BG Transco Holdings plc 0.00%,
      12/14/09........................    $    15,000          24,376
    (b)BG Transco Holdings plc
      4.1875%, 12/14/22...............         15,000          24,166
    BG Transco Holdings plc 7.00%,
      12/16/24........................         15,000          23,538
                                                         ------------
TOTAL CORPORATE BONDS & NOTES........................          72,080
                                                         ------------
TOTAL LONG-TERM INVESTMENTS (94.2%) (COST
$90,054,694).........................................     111,339,711
                                                         ------------
SHORT-TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
    Chase Securities, Inc., 2.60%,
      dated                                 1,750,000
      12/31/99, due 1/3/00, to be
      repurchased at $1,750,379,
      collateralized by $1,786,364 U.S.
      Treasury Notes, 6.125%, due 12/31/01,
      valued at $1,786,364 (COST $1,750,000).........       1,750,000
                                                         ------------
TOTAL INVESTMENTS IN SECURITIES (95.7%)
  (91,804,694).......................................     113,089,711
FOREIGN CURRENCY (0.0%) (COST $52,766)...............          52,591
                                                         ------------
TOTAL INVESTMENTS (95.7%) (COST $91,857,460).........     113,142,302
OTHER ASSETS IN EXCESS OF LIABILITIES (4.3%).........       5,098,768
                                                         ------------
NET ASSETS (100%)....................................    $118,241,070
                                                         ============

---------------

(a)         --  Non-income producing security
(b)         --  Variable/floating rate security-rate disclosed is as of
                December 31, 1999.
ADR         --  American Depositary Receipt
SDR         --  Swedish Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                               PERCENT OF
INDUSTRY                           VALUE       NET ASSETS
--------                       -------------   ----------
Consumer Goods...............  $  30,198,422      25.5%
Capital Equipment............     21,977,211      18.6
Services.....................     19,966,188      16.9
Finance......................     19,037,318      16.1
Materials....................     10,780,339       9.1
Energy.......................      8,477,788       7.2
Multi-Industry...............        902,445       0.8
                               -------------      ----
                               $ 111,339,711      94.2%
                               =============      ====

---------------

+ Classified by sectors which represent broad groupings of related industries.

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $91,804,694)...................      $ 113,089,711
  Foreign Currency (Cost $52,766)...........................             52,591
  Cash......................................................          4,060,003
  Margin Deposit on Futures.................................            520,791
  Receivable for:
    Fund Shares Sold........................................            637,389
    Variation of Futures Contracts..........................            227,862
    Dividends...............................................            195,055
    Foreign Withholding Tax Reclaim.........................             49,295
    Interest................................................                146
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...............................................              5,170
  Other.....................................................             14,352
                                                                  -------------
    Total Assets............................................        118,852,365
                                                                  -------------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed....................................            255,053
    Distribution Fees.......................................            121,571
    Investment Advisory Fees................................             62,989
    Custody Fees............................................             58,090
    Shareholder Reporting Expense...........................             34,267
    Administrative Fees.....................................             27,808
    Directors' Fees and Expenses............................             20,061
    Professional Fees.......................................             15,856
    Transfer Agent Fees.....................................             12,449
  Other.....................................................              3,151
                                                                  -------------
    Total Liabilities.......................................            611,295
                                                                  -------------
NET ASSETS..................................................      $ 118,241,070
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $       7,461
  Paid in Capital in Excess of Par..........................         98,782,772
  Net Unrealized Appreciation on Investments, Foreign
    Currency Translations and Futures.......................         21,496,362
  Accumulated Net Investment Loss...........................           (462,357)
  Accumulated Net Realized Loss.............................         (1,583,168)
                                                                  -------------
NET ASSETS..................................................      $ 118,241,070
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $47,679,564 and 2,990,150 Shares
    Outstanding)............................................      $       15.95
                                                                  =============
  Maximum Sales Charge......................................              5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $       16.92
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $54,147,000 and 3,434,447 Shares
    Outstanding)*...........................................      $       15.77
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $16,414,506 and 1,036,361 Shares
    Outstanding)*...........................................      $       15.84
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   709,370
  Interest..................................................           71,979
  Less Foreign Taxes Withheld...............................          (61,375)
                                                                  -----------
   Total Income.............................................          719,974
                                                                  -----------
EXPENSES:
  Investment Advisory Fees..................................          442,116
  Distribution Fees (Attributed to Classes A, B and C of
    $57,289, $248,830 and $74,740, respectively)............          380,859
  Administrative Fees.......................................          150,280
  Custodian Fees............................................           60,441
  Shareholder Reports.......................................           46,657
  Transfer Agent Fees.......................................           38,351
  Professional Fees.........................................           22,996
  Filing and Registration Fees..............................           16,210
  Directors' Fees and Expenses..............................           10,863
  Amortization of Organizational Costs......................            3,443
  Other.....................................................            3,291
                                                                  -----------
   Total Expenses...........................................        1,175,507
   Less Expense Reductions..................................          (16,196)
                                                                  -----------
   Net Expenses.............................................        1,159,311
                                                                  -----------
Net Investment Income/Loss..................................         (439,337)
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        4,798,190
  Foreign Currency Transactions.............................         (104,249)
  Futures...................................................          145,671
                                                                  -----------
Net Realized Gain/Loss......................................        4,839,612
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        8,067,691
                                                                  -----------
  End of the Period:
    Investments.............................................       21,285,017
    Foreign Currency Translations...........................          (16,517)
    Futures.................................................          227,862
                                                                  -----------
                                                                   21,496,362
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................       13,428,671
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       18,268,283
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $17,828,946
                                                                  ===========

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999         YEAR ENDED
                                                                         (UNAUDITED)      JUNE 30, 1999
-------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss                                      $        (439,337)      $       6,000
  Net Realized Gain/Loss....................................              4,839,612          (6,851,000)
  Net Unrealized Appreciation/Depreciation..................             13,428,671          (2,182,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             17,828,946          (9,027,000)
                                                                  -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................                     --          (1,075,000)
    Class B.................................................                     --            (551,000)
    Class C.................................................                     --            (161,000)
  In Excess of Net Investment Income:
    Class A.................................................                     --             (14,000)
    Class B.................................................                     --              (7,000)
    Class C.................................................                     --              (2,000)
                                                                  -----------------       -------------
                                                                                 --          (1,810,000)
                                                                  -----------------       -------------
  In Excess of Net Realized Gain:
    Class A.................................................                     --            (709,000)
    Class B.................................................                     --            (611,000)
    Class C.................................................                     --            (179,000)
                                                                  -----------------       -------------
                                                                                 --          (1,499,000)
                                                                  -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...                     --          (3,309,000)
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................             28,295,681          79,794,000
  Distributions Reinvested..................................                     --           2,837,000
  Redeemed..................................................            (35,739,492)        (96,317,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             (7,443,811)        (13,686,000)
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................             10,385,135         (26,022,000)
NET ASSETS--Beginning of Period.............................            107,855,935         133,878,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess net investment income
  of $(462,357) and $(23,000), respectively)................      $     118,241,070       $ 107,856,000
                                                                  =================       =============
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   -------
   Shares:
     Subscribed.............................................              1,297,780           1,848,000
     Distributions Reinvested...............................                     --             120,000
     Redeemed...............................................             (1,666,208)         (3,110,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......               (368,428)         (1,142,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $      18,927,908       $  24,712,000
     Distributions Reinvested...............................                     --           1,503,000
     Redeemed...............................................            (24,279,447)        (40,959,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (5,351,539)      $ (14,744,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      40,229,020       $  46,134,000+
                                                                  =================       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                405,085           1,344,000
     Distributions Reinvested...............................                     --              84,000
     Redeemed...............................................               (542,461)         (1,357,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......               (137,376)             71,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       5,801,670       $  17,633,000
     Distributions Reinvested...............................                     --           1,048,000
     Redeemed...............................................             (7,726,768)        (17,469,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $      (1,925,098)      $   1,212,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $      45,538,532       $  48,048,000+
                                                                  =================       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                249,349           2,928,000
     Distributions Reinvested...............................                     --              23,000
     Redeemed...............................................               (262,251)         (2,952,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (12,902)             (1,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $       3,566,103       $  37,449,000
     Distributions Reinvested...............................                     --             286,000
     Redeemed...............................................             (3,733,277)        (37,889,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (167,174)      $    (154,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $      13,022,681       $  13,362,000+
                                                                  =================       =============

-----------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  CLASS A                              CLASS B
                                          -------------------------------------------------------   -------------
                                             SIX MONTHS                                                SIX MONTHS
                                                  ENDED         YEAR ENDED                                  ENDED
                                           DECEMBER 31,          JUNE 30,                            DECEMBER 31,
                                                   1999      -----------------   JULY 1, 1996* TO            1999
SELECTED PER SHARE DATA AND RATIOS         (UNAUDITED)#        1999#     1998#      JUNE 30, 1997    (UNAUDITED)#
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $      13.569      $14.845   $ 13.91    $        12.00    $      13.465
                                          -------------      -------   -------    --------------    -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............         (0.025)       0.049      0.17              0.17           (0.080)
  Net Realized and Unrealized
    Gain/Loss...........................          2.401       (0.910)     0.96              1.88            2.381
                                          -------------      -------   -------    --------------    -------------
  Total From Investment Operations......          2.376       (0.861)     1.13              2.05            2.301
                                          -------------      -------   -------    --------------    -------------
DISTRIBUTIONS
  Net Investment Income.................             --       (0.248)    (0.18)            (0.13)              --
  In Excess of Net Investment Income....             --       (0.003)       --                --               --
  Net Realized Gain.....................             --           --     (0.01)            (0.01)              --
  In Excess of Net Realized Gain........             --       (0.164)       --                --               --
                                          -------------      -------   -------    --------------    -------------
  Total Distributions...................             --       (0.415)    (0.19)            (0.14)              --
                                          -------------      -------   -------    --------------    -------------
NET ASSET VALUE, END OF PERIOD..........  $      15.945      $13.569   $ 14.85    $        13.91    $      15.766
                                          =============      =======   =======    ==============    =============
TOTAL RETURN (1)........................          17.46%**     (5.54)%    8.32%            17.30%**         17.16%**
                                          =============      =======   =======    ==============    =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......  $      47,680      $45,573   $66,817    $       21,961    $      54,147
Ratio of Expenses to Average Net
  Assets................................           1.65%        1.65%     1.65%             1.65%            2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................          (0.36)%       0.37%     1.19%             1.39%           (1.11)%
Portfolio Turnover Rate.................             20%**        70%       35%               22%**            20%**
-----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................  $        0.00+     $  0.00+  $  0.02    $         0.11    $        0.00+
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........           1.69%        1.71%     1.82%             2.50%            2.44%
  Net Investment Income/Loss to Average
    Net Assets..........................          (0.37)%       0.33%     1.02%             0.52%           (1.14)%
-----------------------------------------------------------------------------------------------------------------

                                                    CLASS B
                                          ----------------------------

                                             YEAR ENDED        JULY 1,
                                              JUNE 30,        1996* TO
                                          -----------------   JUNE 30,
SELECTED PER SHARE DATA AND RATIOS          1999#     1998#       1997
----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  $14.724   $ 13.84   $  12.00
                                          -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss............   (0.043)     0.05       0.10
  Net Realized and Unrealized
    Gain/Loss...........................   (0.903)     0.97       1.85
                                          -------   -------   --------
  Total From Investment Operations......   (0.946)     1.02       1.95
                                          -------   -------   --------
DISTRIBUTIONS
  Net Investment Income.................   (0.147)    (0.13)     (0.10)
  In Excess of Net Investment Income....   (0.002)       --         --
  Net Realized Gain.....................       --     (0.01)     (0.01)
  In Excess of Net Realized Gain........   (0.164)       --         --
                                          -------   -------   --------
  Total Distributions...................   (0.313)    (0.14)     (0.11)
                                          -------   -------   --------
NET ASSET VALUE, END OF PERIOD..........  $13.465   $ 14.72   $  13.84
                                          =======   =======   ========
TOTAL RETURN (1)........................    (6.28)%    7.55%     16.40%**
                                          =======   =======   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......  $48,096   $51,541   $ 18,215
Ratio of Expenses to Average Net
  Assets................................     2.40%     2.40%      2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................    (0.33)%    0.40%      0.54%
Portfolio Turnover Rate.................       70%       35%        22%**
-----------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss.........................  $  0.00+  $  0.02   $   0.17
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........     2.46%     2.57%      3.34%
  Net Investment Income/Loss to Average
    Net Assets..........................    (0.37)%    0.23%     (0.42)%
-------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                                SIX MONTHS ENDED            JUNE 30,
                                                               DECEMBER 31, 1999      --------------------       JULY 1, 1996* TO
SELECTED PER SHARE DATA AND RATIOS                                  (UNAUDITED)#        1999#        1998#          JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $          13.521      $14.782      $ 13.83       $        12.00
                                                               -----------------      -------      -------       --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............................                 (0.081)      (0.034)        0.05                 0.06
  Net Realized and Unrealized Gain/Loss..................                  2.399       (0.914)        0.99                 1.88
                                                               -----------------      -------      -------       --------------
  Total From Investment Operations.......................                  2.318       (0.948)        1.04                 1.94
                                                               -----------------      -------      -------       --------------
DISTRIBUTIONS
  Net Investment Income..................................                     --       (0.147)       (0.08)               (0.10)
  In Excess of Net Investment Income.....................                     --       (0.002)          --                   --
  Net Realized Gain......................................                     --           --        (0.01)               (0.01)
  In Excess of Net Realized Gain.........................                     --       (0.164)          --                   --
                                                               -----------------      -------      -------       --------------
  Total Distributions....................................                     --       (0.313)       (0.09)               (0.11)
                                                               -----------------      -------      -------       --------------
NET ASSET VALUE, END OF PERIOD...........................      $          15.839      $13.521      $ 14.78       $        13.83
                                                               =================      =======      =======       ==============
TOTAL RETURN (1).........................................                  17.16%**     (6.25)%       7.55%               16.27%**
                                                               =================      =======      =======       ==============
 RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)........................      $          16,414      $14,187      $15,520       $        9,156
Ratio of Expenses to Average Net Assets..................                   2.40%        2.40%        2.40%                2.40%
Ratio of Net Investment Income/Loss to Average Net
  Assets.................................................                  (1.11)%      (0.26)%       0.36%                0.29%
Portfolio Turnover Rate..................................                     20%**        70%          35%                  22%**
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss........      $            0.00+     $  0.00+     $  0.02       $         0.21
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........................                   2.44%        2.46%        2.56%                3.45%
  Net Investment Income/Loss to Average Net Assets.......                  (1.14)%      (0.30)%       0.20%               (0.77)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser. The Fund commenced operations on July 1, 1996.
The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.
A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
1. SECURITY VALUATION: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.
2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized

                                                              ------------------
                                                                    13

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

At June 30, 1999, the Fund had available capital loss carryforward for U.S. Federal income tax purposes of approximately $2,624,000 which will expire June 30, 2007.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $3,163,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
                                              APPRECIATION/
   COST          APPREC.        DEPREC.       DEPRECIATION
-----------    -----------    ------------    -------------
$91,804,694    $26,728,705    $(5,443,688)    $21,285,017

7. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."
Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss and paid in capital in excess of par. Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.
B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.80%              1.65%               2.40%

For the period ended December 31, 1999, the Fund recognized expenses of $3,425 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the

-----------------------
          14

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $98,298 for Class A shares and deferred sales charges of $71,878 and $1,069 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $9,016 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Portfolio made purchases of $21,024,474 and sales of $35,133,641 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 1999, the Fund has outstanding forward currency contracts as follows::

                                                         UNREALIZED
                                           CURRENT      APPRECIATION/
FORWARD CURRENCY CONTRACTS                  VALUE       DEPRECIATION
--------------------------                ----------    -------------
LONG CONTRACTS:
Euro,
  725,500, expiring 2/16/00...........    $  734,215      $(12,760)
British Pound,
  268,500, expiring 2/16/00...........       433,666        (3,492)
Japanese Yen,
  141,930,000, expiring 2/16/00.......     1,398,952        21,422
                                          ----------      --------
                                          $2,566,833      $  5,170
                                          ==========      ========

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of U.S. Treasury Notes and typically closes the contract prior to the delivery date.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                                              ------------------
                                                                    15

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

Transactions in futures contracts for the period ended December 31, 1999, were as follows:

                                               CONTRACTS
                                               ---------
Outstanding at June 30, 1999...............         0
Futures Opened.............................        30
Futures Closed.............................        (2)
                                                  ---
Outstanding at December 31, 1999...........        28
                                                  ===

The futures contracts outstanding as of December 31, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                         UNREALIZED
                                                        APPRECIATION/
                                           CONTRACTS    DEPRECIATION
                                           ---------    -------------
LONG CONTRACTS:
CAC 40 Index--
  (Current notional value $246,982)....        4          $ 19,143
DAX Index--
  (Current notional value $359,978)....        2            43,106
Hang Seng Index--
  (Current notional value $873,085)....        8            30,377
MIB 30 Index--
  (Current notional value $229,263)....        1            27,217
TOPIX Index--
  (Current notional value
  $1,499,771)..........................        9            90,831
FTSE 100 Index--
  (Current notional value $453,534)....        4            17,188
                                              --          --------
                                              28          $227,862
                                              ==          ========

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the International Magnum Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................  4,855,533    17,660
Jerry D. Choate.............................................  4,854,965    18,228
Linda Hutton Heagy..........................................  4,854,810    18,383
R. Craig Kennedy............................................  4,854,965    18,228
Mitchell M. Merin...........................................  4,854,269    18,924
Jack E. Nelson..............................................  4,855,533    17,660
Richard F. Powers, III......................................  4,855,533    17,660
Phillip B. Rooney...........................................  4,866,533    17,660
Fernando Sisto..............................................  4,853,655    19,538
Wayne W. Whalen.............................................  4,855,533    17,660
Suzanne H. Woolsey..........................................  4,854,810    18,383
Paul G. Yovovich............................................  4,855,533    17,660

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                        4,834,758     8,053    30,381

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

* Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
Chairman of the Board
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

     1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/ /
                               www.vankampen.com

         MSIM SAR 02/00                       -C- Van Kampen Funds Inc. 2000
           461 561 661

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                         VAN KAMPEN EQUITY GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    8
Statement of Operations.........................    9
Statement of Changes in Net Assets..............   10
Financial Highlights ...........................   11
Notes to Financial Statements...................   12
Additional Information..........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                         VAN KAMPEN EQUITY GROWTH FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              30.4%
Consumer Staples        17.8%
Capital Goods           17.1%
Health Care             11.6%
Consumer Cyclicals       9.3%
Financial                5.2%
Communication Services   4.3%
Other                    4.3%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                              CLASS A      CLASS B      CLASS C
                                                              SHARES       SHARES       SHARES       S&P 500 INDEX
                                                              -------      -------      -------      -------------
Six Months
  With Sales Charge*....................................      13.29%       14.83%       18.77%                N/A
  Without Sales Charge***...............................      20.25%       19.83%       19.77%              7.70%
One Year
  With Sales Charge*....................................      30.44%       32.50%       36.32%                N/A
  Without Sales Charge***...............................      38.34%       37.50%       37.32%             21.04%
Average Annual Since Inception
  With Sales Charge*....................................      24.68%       26.37%       28.43%                N/A
  Without Sales Charge***...............................      29.40%       28.54%       28.43%             21.72%
Commencement Date.......................................      5/29/98      5/29/98      5/29/98               N/A

Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As result, the Lipper Growth Fund Index will not appear in this or future reports. The Standard & Poor's 500 Index is an unmanaged index of common stocks and assumes dividends are reinvested.
  * The returns above are calculated using the maximum sales charge for Class A (5.75%) shares and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                      PERCENT OF
SECURITY                           SECTOR             NET ASSETS
--------                 ---------------------------  ----------
                                  Computers
                            (Software & Services)        5.2%
Microsoft Corp.
Tyco International Ltd.  Manufacturing (Diversified)     5.0%
Cisco Systems, Inc.        Computers (Networking)        5.0%
General Electric Co.        Electrical Equipment         4.8%
Home Depot, Inc.         Retail (Building Supplies)      3.6%

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Technology                            $21,446,781     30.4%
Consumer Staples                       12,589,169     17.8%
Capital Goods                          12,074,706     17.1%
Health Care                             8,215,094     11.6%
Consumer Cyclicals                      6,608,484      9.3%
+These sectors represent broad groupings of related
 industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                         VAN KAMPEN EQUITY GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. SINCE 1998 THE FUND HAS BEEN MANAGED BY PHILIP W. FRIEDMAN, MARGARET K. JOHNSON (SINCE INCEPTION), AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH REPORTING PERIOD ENDED DECEMBER 31, 1999.

Q. WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

A. The Dow Jones Industrial Average--perhaps the most widely recognized stock market index--endured a difficult third quarter of 1999, losing more than 6 percent of its value. But the Dow recovered dramatically in the fourth quarter, rising more than 11 percent to a record high on December 31. The big story, however, continued to be the outstanding performance of growth stocks. The NASDAQ stock market, with its high concentration of companies in technology and other burgeoning industries, rose almost without interruption in the last half of 1999. It climbed an impressive 51 percent during the period, and the vast majority of that gain came in the fourth quarter.

Q. DID RECENT MARKET CONDITIONS AFFECT HOW YOU MANAGED THE FUND?

A. No, because we consistently use a "bottom up" stock selection strategy. In other words, we choose stocks by analyzing individual companies, not by assessing broad market conditions. We believe that the best way of managing through stock market volatility--such as what we encountered during the reporting period--is to conduct even more extensive research and strengthen our "information edge."

Q. HOW DID YOU SELECT THE INVESTMENTS IN THE FUND?

A. As always, we continued to employ our management strategy of "opportunistic concentration," or holding up to 10 percent of the portfolio in a particular stock if we have a great deal of conviction that it may perform well. As a result, the performance of a smaller number of securities can have more of an impact on the Fund's overall return. In other words, the more we own of a company, the more its stock performance will affect how the Fund performs.

Q. WHAT WERE SOME OF THE STOCKS THAT HAD THE MOST FAVORABLE IMPACT ON THE FUND'S RETURN?

A. As the valuations of many Internet companies soar, we are especially mindful of the high risk associated with investing in this area. To attempt to moderate this risk, we continued to focus on strong, healthy, and, at times, even traditional growth companies that are indirectly benefiting from the Internet's rapid expansion. While Internet companies may come and go, we are extremely optimistic about businesses that supply the products and services fueling on-line growth.

For example, the Fund's performance was greatly helped by its investment in Cisco Systems. Cisco, which makes the devices that enable computers on the Internet to communicate with each other, is becoming known as "the" Internet company because of its dominant role in the industry. The stock was an impressive performer during the period, returning 64 percent and contributing to the Fund's results more than any other stock. We were also pleased with the performance of Intel, maker of the computer chips that drive most of the world's personal computers. Another successful investment during the reporting period was JDS Uniphase. This semiconductor company helps accelerate data transmission for the telecommunications and cable industries.

Although technology stocks generally experienced the largest gains during the reporting period, General Electric (a diversified conglomerate that includes businesses in electronics, broadcasting, and financial services) and Warner-Lambert (a pharmaceutical and consumer-products company), by virtue of their large positions in the Fund, also contributed significantly to the Fund's return.

Keep in mind that not all securities in the Fund performed as well as those mentioned, nor is there any guarantee they will continue to do so in the future.

-----------------------
           4

                         VAN KAMPEN EQUITY GROWTH FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

Q. WHICH STOCKS MOST DETRACTED FROM THE FUND'S PERFORMANCE?

A. As with the Fund's positive performers, detractors to total return were on a stock-by-stock basis. These disappointments included

    - Pitney Bowes, which makes postage meters and other business equipment;

    - Abercrombie & Fitch, a clothing retailer popular with college students;
      and

    - General Dynamics, a contractor specializing in developing defense and information systems for the U.S. Department of Defense.

The Fund's performance was also weakened by its investment in Tyco, a holding company that owns a wide variety of businesses and a large holding (5.0 percent of the portfolio as of December 31).

Q. WHAT HAPPENED WITH TYCO?

A. During the first half of the period, Tyco was one of the Fund's top contributors to overall return, as the company generated healthy cash flows and earnings. The stock's strong performance reversed itself in early October when the author of a short-selling newsletter questioned Tyco's accounting methods--specifically, how the company accounted for its corporate acquisitions. Despite Tyco's vehement denials of wrongdoing, this allegation spurred rumors that scared some investors, and the company's stock fell by nearly half in the ensuing weeks. In response to the rumors, the Securities and Exchange Commission said that, while not alleging any impropriety, it would conduct an informal inquiry of Tyco. The stock recovered some of its losses in December but, overall, declined nearly 23 percent during the second half of 1999.

Q. GIVEN THESE FACTORS, WERE YOU TEMPTED TO SCALE BACK YOUR POSITION IN THE
STOCK?

A. No. Shortly after the allegations surfaced, Tyco's financial officers held a large meeting at which stock analysts were invited to ask questions about the company's accounting practices. This impressed us as a powerful statement of confidence in the legitimacy of Tyco's business dealings. Moreover, after dissecting the company's financial statements, we believe that Tyco is fundamentally very strong, especially with regard to cash flows, in our opinion one of the most important measures of a business's health. We are very optimistic about Tyco's potential and believe that it may contribute positively to the Fund's results in 2000.

Q. HOW DID THE FUND PERFORM DURING THE LAST HALF OF 1999?

A. The Fund performed very well during the reporting period, despite Tyco's underperformance. The Fund achieved a six-month total return of 20.25 percent (Class A shares at net asset value) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 7.70 percent. Past performance doesn't guarantee future results. This index is an unmanaged statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Market conditions may serve as a backdrop for the Fund's performance, but it's really our bottom-up approach to stock selection that governs whether the Fund performs well or poorly in a given period. We readily admit that we don't know what the market will bring in the first six months of 2000. We do know that we'll continue to rely on our research staff to find out as much as we can about the investments we already own in the Fund's portfolio, as well as the ones we'd like to add. Not all investments will be successes, of course, but we believe that the more we know, the greater the potential for the stocks we select to outperform--and the smaller the risk of a favorite stock providing an unpleasant surprise.

                                                              ------------------

                         VAN KAMPEN EQUITY GROWTH FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES          VALUE
---------------------------------------------------------------------

COMMON STOCKS+ (96.2%)
  CAPITAL GOODS (17.1%)
    AEROSPACE/DEFENSE (1.2%)
       General Dynamics Corp............        15,900    $   838,725
                                                          -----------
    ELECTRICAL EQUIPMENT (5.4%)
       General Electric Co..............        22,100      3,419,975
       (a)Solectron Corp................         4,400        418,550
                                                          -----------
                                                            3,838,525
                                                          -----------
    MANUFACTURING (DIVERSIFIED) (9.3%)
       Textron, Inc.....................         9,100        697,856
       Tyco International Ltd...........        91,600      3,560,950
       United Technologies Corp.........        35,800      2,327,000
                                                          -----------
                                                            6,585,806
                                                          -----------
    OFFICE EQUIPMENT & SUPPLIES (1.2%)
       Pitney Bowes, Inc................        16,800        811,650
                                                          -----------
  TOTAL CAPITAL GOODS.................................     12,074,706
                                                          -----------
  COMMUNICATION SERVICES (4.3%)
    TELECOMMUNICATIONS (LONG DISTANCE) (2.3%)
       (a)MCI WorldCom, Inc.............        30,900      1,639,631
                                                          -----------
    TELEPHONE (2.0%)
       Bell Atlantic Corp...............        16,700      1,028,094
       BellSouth Corp...................         2,200        102,988
       (a)Pinnacle Holdings, Inc........         3,300        139,837
       SBC Communications, Inc..........         2,800        136,500
                                                          -----------
                                                            1,407,419
                                                          -----------
  TOTAL COMMUNICATION SERVICES........................      3,047,050
                                                          -----------
  CONSUMER CYCLICALS (9.3%)
    RETAIL (BUILDING SUPPLIES) (3.6%)
       Home Depot, Inc..................        36,900      2,529,956
                                                          -----------
    RETAIL (GENERAL MERCHANDISE) (3.5%)
       (a)Costco Wholesale Corp.........        16,400      1,496,500
       Wal-Mart Stores, Inc.............        14,800      1,023,050
                                                          -----------
                                                            2,519,550
                                                          -----------
    RETAIL (SPECIALTY) (0.7%)
       Intimate Brands, Inc.............        11,705        504,778
                                                          -----------
    RETAIL (SPECIALTY/APPAREL) (0.3%)
       Tiffany & Co.....................         2,400        214,200
                                                          -----------
    SERVICES (ADVERTISING/MARKETING) (1.2%)
       Omnicon Group, Inc...............         8,400        840,000
                                                          -----------
  TOTAL CONSUMER CYCLICALS............................      6,608,484
                                                          -----------
  CONSUMER STAPLES (17.8%)
    BEVERAGES (ALCOHOLIC) (0.8%)
       Anheuser-Busch Cos., Inc. 'A'....         8,500        602,438
                                                          -----------
    BROADCASTING (TV, RADIO & CABLE) (11.5%)
       (a)AMFM, Inc.....................        11,400        892,050
       (a)AT&T Corp. Liberty Media
         Group 'A'......................        25,500      1,447,125
       (a)CBS, Inc......................         8,600        549,862
       (a)Charter
         Communications, Inc............        11,800        258,125
       (a)Clear Channel
         Communications, Inc............        28,100      2,507,925
       Comcast Corp. 'A'................         2,300        110,113
       Comcast Corp. 'A' (Special)......        22,100      1,110,525
       (a)MediaOne Group, Inc...........        14,100      1,083,056
                                                SHARES          VALUE
---------------------------------------------------------------------
       (a)Tivo, Inc.....................         3,100    $   104,625
       (a)TV Guide, Inc.................         2,000         86,000
                                                          -----------
                                                            8,149,406
                                                          -----------
    ENTERTAINMENT (2.1%)
       Time Warner, Inc.................        20,900      1,513,944
                                                          -----------
    FOODS (0.8%)
       (a)Keebler Foods Co..............         9,400        264,375
       Quaker Oats Co...................         4,300        282,188
                                                          -----------
                                                              546,563
                                                          -----------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.7%)
       Estee Lauder Cos.................         1,600         80,700
       Procter & Gamble Co..............        10,100      1,106,581
                                                          -----------
                                                            1,187,281
                                                          -----------
    RESTAURANTS (0.2%)
       (a)Brinker
         International, Inc.............         5,600        134,400
                                                          -----------
    RETAIL (FOOD CHAINS) (0.3%)
       (a)Safeway, Inc..................         5,300        188,481
                                                          -----------
    TOBACCO (0.4%)
       Philip Morris Cos., Inc..........        11,500        266,656
                                                          -----------
  TOTAL CONSUMER STAPLES..............................     12,589,169
                                                          -----------
  FINANCIAL (5.2%)
    BANKS (MAJOR REGIONAL) (1.2%)
       Bank of New York Co., Inc........        20,500        820,000
                                                          -----------
    FINANCIAL (DIVERSIFIED) (3.4%)
       American Express Co..............         7,500      1,246,875
       Citigroup, Inc...................        20,750      1,152,922
                                                          -----------
                                                            2,399,797
                                                          -----------
    INSURANCE (MULTI-LINE) (0.6%)
       American International
         Group, Inc.....................         4,100        443,312
                                                          -----------
  TOTAL FINANCIAL.....................................      3,663,109
                                                          -----------
  HEALTH CARE (11.6%)
    HEALTH CARE (DIVERSIFIED) (6.9%)
       American Home Products Corp......        16,200        638,888
       Bristol-Myers Squibb Co..........        23,000      1,476,312
       Johnson & Johnson................        10,500        977,812
       Warner-Lambert Co................        22,100      1,810,819
                                                          -----------
                                                            4,903,831
                                                          -----------
    HEALTH CARE (DRUGS--GENERIC & OTHERS) (0.7%)
       (a)Amgen, Inc....................         8,000        480,500
       (a)Tularik, Inc..................         1,200         38,850
                                                          -----------
                                                              519,350
                                                          -----------
    HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS) (3.5%)
       Eli Lilly & Co...................         3,300        219,450
       (a)Forest Laboratories, Inc.
         'A'............................         2,400        147,450
       Merck & Co., Inc.................        13,900        932,169
       Pfizer, Inc......................        35,800      1,161,262
                                                          -----------
                                                            2,460,331
                                                          -----------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (0.5%)
       Medtronic, Inc...................         9,100        331,582
                                                          -----------
  TOTAL HEALTH CARE...................................      8,215,094
                                                          -----------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                SHARES          VALUE
---------------------------------------------------------------------
  MATERIALS (0.2%)
    CHEMICALS (0.2%)
       Monsanto Co......................         4,100    $   146,063
                                                          -----------
  TECHNOLOGY (30.4%)
    COMMUNICATION EQUIPMENT (7.5%)
       (a)American Tower Corp. 'A'......        20,800        635,700
       (a)CIENA Corp....................         6,300        362,250
       (a)Finisar Corp..................         1,100         98,862
       (a)JDS Uniphase Corp.............         4,400        709,775
       Lucent Technologies, Inc.........        11,500        860,344
       Motorola, Inc....................        13,900      2,046,775
       Nortel Networks Corp.............         5,900        595,900
                                                          -----------
                                                            5,309,606
                                                          -----------
    COMPUTERS (HARDWARE) (1.0%)
       (a)Sun Microsystems, Inc.........         9,300        720,169
                                                          -----------
    COMPUTERS (NETWORKING) (6.5%)
       (a)Cisco Systems, Inc............        32,700      3,502,987
       (a)Cobalt Networks, Inc..........         1,200        130,050
       (a)Inktomi Corp..................         2,400        213,000
       (a)Juniper Networks, Inc.........           600        204,000
       (a)Yahoo!, Inc...................         1,300        562,494
                                                          -----------
                                                            4,612,531
                                                          -----------
    COMPUTERS (SOFTWARE & SERVICES) (8.7%)
       (a)America Online, Inc...........        13,000        980,687
       (a)Internet Capital Group LLC....         1,400        238,000
       (a)IXnet, Inc....................         9,600        289,200
       (a)Microsoft Corp................        31,400      3,665,950
       (a)Novell, Inc...................         5,800        230,913
       (a)OpenTV Corp...................         1,100         88,275
       (a)Oracle System Corp............         4,300        481,869
       (a)Va Linux Systems, Inc.........           600        123,975
                                                          -----------
                                                            6,098,869
                                                          -----------
    ELECTRONICS (DEFENSE) (0.8%)
       (a)General Motors Corp. 'H'......         3,800        364,800
       (a)Litton Industries, Inc........         3,400        169,575
                                                          -----------
                                                              534,375
                                                          -----------
    ELECTRONICS (SEMICONDUCTORS) (4.5%)
       Intel Corp.......................        24,100      1,983,731
       (a)Maxim Integrated
         Products, Inc..................        12,000        566,250
       Texas Instruments, Inc...........         6,400        620,000
                                                          -----------
                                                            3,169,981
                                                          -----------
    EQUIPMENT (SEMICONDUCTORS) (1.4%)
       (a)Applied Materials, Inc........         7,200        912,150
       (a)KLA-Tencor Corp...............           800         89,100
                                                          -----------
                                                            1,001,250
                                                          -----------
  TOTAL TECHNOLOGY....................................     21,446,781
                                                          -----------
  UTILITIES (0.3%)
    ELECTRIC COMPANIES (0.3%)
       Montana Power Co.................         5,000        180,313
                                                          -----------
TOTAL LONG-TERM INVESTMENTS (96.2%) (COST
$51,560,139)..........................................     67,970,769
                                                          -----------

                                                   PAR
                                                 VALUE          VALUE
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
    Chase Securities, Inc., 2.60%, dated    $2,221,000
      12/31/99, due 1/3/00, to be repurchased
      at $2,221,481 collateralized by $2,270,379
      U.S. Treasury Notes, 6.125%,
      due 12/31/01, valued at $2,270,379
      (COST $2,221,000)...............................    $ 2,221,000
                                                          -----------
TOTAL INVESTMENTS (99.3%) (COST $53,781,139)..........     70,191,769
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)..........        490,070
                                                          -----------
NET ASSETS (100%).....................................    $70,681,839
                                                          ===========

---------------

(a)         --  Non-income producing security
+           --  The common stocks are classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $53,781,139)...................      $70,191,769
  Cash......................................................          139,884
  Receivable for:
    Investments Sold........................................        3,698,486
    Fund Shares Sold........................................          730,566
    Dividends...............................................           26,263
    Interest................................................              373
  Deferred Organizational Costs.............................            4,028
  Other.....................................................            7,713
                                                                  -----------
    Total Assets............................................       74,799,082
                                                                  -----------
LIABILITIES:
  Payable for:
    Investments Purchased...................................        3,838,769
    Fund Shares Redeemed....................................          102,588
    Distribution Fees.......................................           74,713
    Investment Advisory Fees................................           29,975
    Shareholder Reporting Expenses..........................           24,524
    Administrative Fees.....................................           14,652
    Directors' Fees and Expenses............................           12,752
    Professional Fees.......................................            9,425
    Transfer Agent Fees.....................................            5,691
    Custody Fees............................................            1,483
  Other.....................................................            2,671
                                                                  -----------
    Total Liabilities.......................................        4,117,243
                                                                  -----------
NET ASSETS..................................................      $70,681,839
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $     4,886
  Paid in Capital in Excess of Par..........................       52,360,433
  Net Unrealized Appreciation on Investments................       16,410,630
  Accumulated Net Realized Gain.............................        2,258,051
  Accumulated Net Investment Loss...........................         (352,161)
                                                                  -----------
NET ASSETS..................................................      $70,681,839
                                                                  ===========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $25,235,965 and 1,731,481 Shares
    Outstanding)............................................      $     14.57
                                                                  ===========
  Maximum Sales Charge......................................            5.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 - maximum sales charge)).............      $     15.46
                                                                  ===========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $34,095,592 and 2,366,316 Shares
    Outstanding)*...........................................      $     14.41
                                                                  ===========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $11,350,282 and 788,497 Shares
    Outstanding)*...........................................      $     14.39
                                                                  ===========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................      $   154,048
  Interest..................................................           47,445
                                                                  -----------
   Total Income.............................................          201,493
                                                                  -----------
EXPENSES:
  Investment Advisory Fees..................................          219,788
  Distribution Fees (Attributed to Classes A, B and C of
    $24,375, $135,275 and $41,978, respectively)............          201,628
  Administrative Fees.......................................           71,718
  Shareholder Reports.......................................           31,232
  Filing and Registration Fees..............................           21,428
  Transfer Agent Fees.......................................           18,011
  Directors' Fees and Expenses..............................           10,981
  Amortization of Organizational Costs......................           10,604
  Professional Fees.........................................            7,593
  Custodian Fees............................................            6,686
  Other.....................................................            1,944
                                                                  -----------
   Total Expenses...........................................          601,613
   Less Expense Reductions..................................          (55,829)
                                                                  -----------
   Net Expenses.............................................          545,784
                                                                  -----------
Net Investment Income/Loss..................................         (344,291)
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        4,282,593
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................        9,174,665
                                                                  -----------
  End of the Period:
    Investments.............................................       16,410,630
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        7,235,965
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................       11,518,558
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $11,174,267
                                                                  ===========

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 1999         YEAR ENDED
                                                                        (UNAUDITED)      JUNE 30, 1999
------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $        (344,291)     $    (364,000)
  Net Realized Gain/Loss....................................              4,282,593            502,000
  Net Unrealized Appreciation/Depreciation..................              7,235,965          9,036,000
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................             11,174,267          9,174,000
                                                                  -----------------      -------------
DISTRIBUTIONS:
  Net Realized Gain:
    Class A.................................................               (772,590)            (3,000)
    Class B.................................................             (1,057,337)            (4,000)
    Class C.................................................               (337,012)            (1,000)
                                                                  -----------------      -------------
  Net Decrease in Net Assets Resulting from Distributions...             (2,166,939)            (8,000)
                                                                  -----------------      -------------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed................................................             16,738,547         47,489,000
  Distributions Reinvested..................................              1,959,132              8,000
  Redeemed..................................................             (5,621,054)       (13,208,000)
                                                                  -----------------      -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................             13,076,625         34,289,000
                                                                  -----------------      -------------
  Total Increase/Decrease in Net Assets.....................             22,083,953         43,455,000
NET ASSETS--Beginning of Period.............................             48,597,886          5,143,000
                                                                  -----------------      -------------
NET ASSETS--End of Period (Including accumulated net
  investment loss of $(352,161) and $(8,000),
  respectively).............................................      $      70,681,839      $  48,598,000
                                                                  =================      =============
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   Shares:
     Subscribed.............................................                463,902          1,629,000
     Distributions Reinvested...............................                 52,968                 --
     Redeemed...............................................               (155,458)          (459,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class A Shares Outstanding......                361,412          1,170,000
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $       6,149,527      $  16,596,000
     Distributions Reinvested...............................                724,074              3,000
     Redeemed...............................................             (2,065,095)        (4,778,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $       4,808,506      $  11,821,000
                                                                  =================      =============
   Ending Paid in Capital...................................      $      18,629,683      $  13,821,000
                                                                  =================      =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                587,971          2,258,000
     Distributions Reinvested...............................                 70,232                 --
     Redeemed...............................................               (217,958)          (482,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class B Shares Outstanding......                440,245          1,776,000
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $       7,649,278      $  23,038,000
     Distributions Reinvested...............................                949,535              4,000
     Redeemed...............................................             (2,857,040)        (5,054,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $       5,741,773      $  17,988,000
                                                                  =================      =============
   Ending Paid in Capital...................................      $      25,229,012      $  19,488,000
                                                                  =================      =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                223,805            788,000
     Distributions Reinvested...............................                 21,372                 --
     Redeemed...............................................                (54,250)          (340,000)
                                                                  -----------------      -------------
   Net Increase/Decrease in Class C Shares Outstanding......                190,927            448,000
                                                                  =================      =============
   Dollars:
     Subscribed.............................................      $       2,939,742      $   7,855,000
     Distributions Reinvested...............................                285,523              1,000
     Redeemed...............................................               (698,919)        (3,376,000)
                                                                  -----------------      -------------
   Net Increase/Decrease....................................      $       2,526,346      $   4,480,000
                                                                  =================      =============
   Ending Paid in Capital...................................      $       8,506,624      $   5,980,000
                                                                  =================      =============

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                           CLASS A                                       CLASS B
                                    -----------------------------------------------------   ----------------------------------
                                     SIX MONTHS ENDED                                        SIX MONTHS ENDED
                                    DECEMBER 31, 1999       YEAR ENDED      MAY 29, 1998*   DECEMBER 31, 1999       YEAR ENDED
SELECTED PER SHARE DATA AND RATIOS       (UNAUDITED)#   JUNE 30, 1999#   TO JUNE 30, 1998        (UNAUDITED)#   JUNE 30, 1999#
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $          12.543   $       10.291   $         10.00    $          12.449   $       10.284
                                    -----------------   --------------   ---------------    -----------------   --------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....              (0.050)          (0.062)               --               (0.098)          (0.144)
  Net Realized and Unrealized
    Gain/Loss....................               2.560            2.317              0.29                2.536            2.312
                                    -----------------   --------------   ---------------    -----------------   --------------
  Total From Investment
    Operations...................               2.510            2.255              0.29                2.438            2.168
                                    -----------------   --------------   ---------------    -----------------   --------------
DISTRIBUTIONS
  Net Realized Gain..............              (0.478)          (0.003)               --               (0.478)          (0.003)
                                    -----------------   --------------   ---------------    -----------------   --------------
NET ASSET VALUE, END OF PERIOD...   $          14.575   $       12.543   $         10.29    $          14.409   $       12.449
                                    =================   ==============   ===============    =================   ==============
TOTAL RETURN (1).................               20.25%**          21.90%            2.90%**             19.83%**          21.14%
                                    =================   ==============   ===============    =================   ==============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)........................   $          25,236   $       17,185   $         2,057    $          34,096   $       23,978
Ratio of Expenses to Average Net
  Assets.........................                1.50%            1.50%             1.50%                2.25%            2.25%
Ratio of Net Investment Income/
  Loss to Average Net Assets.....               (0.77)%          (0.57)%            0.51%               (1.52)%          (1.34)%
Portfolio Turnover Rate..........                  37%**            126%              19%**                37%**            126%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss.......   $            0.01   $         0.05   $          0.02    $            0.01   $         0.05
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets.......................                1.70%            1.98%             4.06%                2.45%            2.72%
  Net Investment Income/Loss to
    Average Net Assets...........               (0.97)%          (1.05)%           (2.05)%              (1.72)%          (1.81)%
------------------------------------------------------------------------------------------------------------------------------

                                        CLASS B
                                    ----------------

                                       MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS  TO JUNE 30, 1998
----------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $         10.00
                                    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.....                --
  Net Realized and Unrealized
    Gain/Loss....................              0.28
                                    ---------------
  Total From Investment
    Operations...................              0.28
                                    ---------------
DISTRIBUTIONS
  Net Realized Gain..............                --
                                    ---------------
NET ASSET VALUE, END OF PERIOD...   $         10.28
                                    ===============
TOTAL RETURN (1).................              2.80%**
                                    ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)........................   $         1,543
Ratio of Expenses to Average Net
  Assets.........................              2.25%
Ratio of Net Investment Income/
  Loss to Average Net Assets.....             (0.25)%
Portfolio Turnover Rate..........                19%**
------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation
  During the Period
  Per Share Benefit to Net
    Investment Income/Loss.......   $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets.......................              4.81%
  Net Investment Income/Loss to
    Average Net Assets...........             (2.81)%
---------------------------------------------------------------------------------------------------------

                                                                                            CLASS C
                                                                  -----------------------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                  DECEMBER 31, 1999          YEAR ENDED         MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                                     (UNAUDITED)#      JUNE 30, 1999#      TO JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $          12.442      $       10.284      $         10.00
                                                                  -----------------      --------------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................                 (0.098)             (0.141)                  --
  Net Realized and Unrealized Gain/Loss.....................                  2.529               2.302                 0.28
                                                                  -----------------      --------------      ---------------
  Total From Investment Operations..........................                  2.431               2.161                 0.28
                                                                  -----------------      --------------      ---------------
DISTRIBUTIONS
  Net Realized Gain.........................................                 (0.478)             (0.003)                  --
                                                                  -----------------      --------------      ---------------
NET ASSET VALUE, END OF PERIOD..............................      $          14.395      $       12.442      $         10.28
                                                                  =================      ==============      ===============
TOTAL RETURN (1)............................................      $           19.77**    $        21.04                 2.80%**
                                                                  =================      ==============      ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $          11,350      $        7,435      $         1,543
Ratio of Expenses to Average Net Assets.....................                   2.25%               2.25%                2.25%
Ratio of Net Investment Income/Loss to Average Net Assets...                  (1.52)%             (1.32)%              (0.25)%
Portfolio Turnover Rate.....................................                     37%**              126%                  19%**
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........      $            0.01      $         0.05      $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................                   2.45%               2.75%                4.81%
  Net Investment Income/Loss to Average Net Assets..........                  (1.72)%             (1.81)%              (2.81)%

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies. The Fund commenced operations on May 29, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     5.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

-----------------------
          12

                         VAN KAMPEN EQUITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
    COST          APPREC.        DEPREC.       DEPRECIATION
------------    -----------    ------------    -------------
$53,781,139     $17,610,818    $(1,200,188)    $16,410,630

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.80%              1.50%               2.25%

For the period ended December 31, 1999, the Fund recognized expenses of $2,007 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $107,558 for Class A shares and deferred sales charges of $44,037 and $432 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $1,725 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $28,362,154 and sales of $19,622,293 of investment securities other than

                                                              ------------------
                                                                    13

                         VAN KAMPEN EQUITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                         VAN KAMPEN EQUITY GROWTH FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Equity Growth Fund (the "Fund") was held on December 15, 1999.
The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................  3,598,779    15,722
Jerry D. Choate.............................................  2,598,276    16,226
Linda Hutton Heagy..........................................  2,598,429    16,072
R. Craig Kennedy............................................  2,598,781    15,720
Mitchell M. Merin...........................................  2,598,781    15,720
Jack E. Nelson..............................................  2,598,781    15,720
Richard F. Powers, III......................................  2,598,781    15,720
Phillip B. Rooney...........................................  2,596,679    17,822
Fernando Sisto..............................................  2,598,429    16,072
Wayne W. Whalen.............................................  2,598,732    15,770
Suzanne H. Woolsey..........................................  2,598,021    16,480
Paul G. Yovovich............................................  2,598,781    15,720

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                        2,594,648     7,826    12,027

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

*  Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

    1 Parkview Plaza -- P.O. Box 5555 -- Oakbrook Terrace, IL 60181-5555 --
                               www.vankampen.com

          EQG SAR 02/00                       -C- Van Kampen Funds Inc. 2000
          468 568 668

                                   VAN KAMPEN
                            GLOBAL FIXED INCOME FUND

                                    [PHOTO]

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............    7
Statement of Operations.........................    8
Statement of Changes in Net Assets..............    9
Financial Highlights ...........................   10
Notes to Financial Statements...................   12
Additional Information..........................   15

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Euro                  35.0%
United States Dollar  29.1%
Japanese Yen          12.9%
British Pound          7.2%
Danish Krone           5.2%
Swedish Krona          5.2%
Canadian Dollar        3.0%
Australian Dollar      2.0%
Other                  0.4%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                                 J.P. MORGAN
                                CLASS A    CLASS B   CLASS C    TRADED GLOBAL
                                SHARES     SHARES     SHARES     BOND INDEX
                               ---------  ---------  --------   -------------
Six Months
  With Sales Charge*.........     -4.48%     -4.07%    -1.26%             N/A
  Without Sales Charge***....      0.26%     -0.18%    -0.28%           2.28%
One Year
  With Sales Charge*.........    -12.15%    -12.13%    -9.61%             N/A
  Without Sales Charge***....     -7.80%     -8.63%    -8.74%          -5.08%
Average Annual Five Year
  With Sales Charge*.........      4.39%        N/A     4.57%             N/A
  Without Sales Charge***....      5.41%        N/A     4.57%           6.69%
Average Annual Since
Inception
  With Sales Charge*.........      4.34%      2.37%     4.23%             N/A
  Without Sales Charge***....      5.08%      2.65%     4.23%           6.73%
Commencement Date............     1/4/93     8/1/95    1/4/93             N/A

The J.P. Morgan Traded Global Bond Index is an unmanaged index of government bond issues that includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States excluding withholding tax.
  * The returns above are calculated using the maximum sales charge for Class A shares (4.75%) and the applicable deferred sales charge for Class B (4%) and Class C (1%) shares.
 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (4% for Class B shares and 1% for Class C shares).

        YIELD INFORMATION AS OF DECEMBER 31, 1999
                                                  30 DAY
                                                 CURRENT
                                                  YIELD+
                                                  ------
Class A....................................       3.51%
Class B....................................       2.93
Class C....................................       2.94

+ The current 30-day yield reflects the new investment income generated by the
  Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                        PERCENT OF
SECURITY                                   CURRENCY     NET ASSETS
--------                                --------------  ----------
U.S. Treasury Bond 8.125%, 8/15/19      United States
                                            Dollar        14.0%
Government of Japan 0.90%, 12/22/08      Japanese Yen      8.5%
U.S. Treasury Bond 6.25%, 2/15/07       United States
                                            Dollar         5.9%
Kingdom of Denmark 8.00%, 3/15/06        Danish Krone      5.2%
Buoni Poliennali Del Tesoro 9.50%,           Euro
 2/1/06                                                    4.6%

TOP FIVE CURRENCY DENOMINATIONS
                                                         PERCENT OF
CURRENCY                                      VALUE      NET ASSETS
--------                                    ----------   ----------
Euro                                        $1,856,466     35.0%
United States Dollar                         1,543,659     29.1%
Japanese Yen                                   681,160     12.9%
British Pound                                  382,841      7.2%
Danish Krone                                   275,603      5.2%

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE SUBADVISER OF THE VAN KAMPEN GLOBAL FIXED INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE PORTFOLIO MANAGERS INCLUDE J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, RAM WILLNER, AND CHRISTIAN G. ROTH OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT.

MR. KUSHMA HAS SHARED PRIMARY RESPONSIBILITY FOR THE FUND'S DAY-TO-DAY MANAGEMENT SINCE 1995, JOINED BY MR. O'BRIEN IN 1996, MR. GERMANY IN 1997, AND MR. WILLNER AND MR. ROTH IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A: The past six months were terrible for global bond markets as long-term interest rates rose in Europe, Japan, and the United States--the Fund's primary investment regions. When long-term interest rates rise, bond prices go down, making this a difficult environment for the Fund to achieve favorable returns. The most disappointing bond market was Europe, where long-term interest rates rose by more than one percent during the period in anticipation of sharp interest-rate hikes by the European Central Bank (ECB) over the next 12 months.

Global economic growth was more robust than expected, particularly in regions of the world that had struggled earlier in the year. Commodity prices, led by oil, continued to march higher, while investor confidence finally started to rebound from the shocks of the third quarter of 1998. Compared to the U.S. dollar, the Japanese yen rose approximately 16 percent, and the European euro fell approximately 3.5 percent.

Q: WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?

A: We entered the period with an underweighted exposure to Japanese bonds and currency. We didn't expect Japan to show strong signs of recovery, and we believed that the Bank of Japan would keep interest rates near zero. We felt this combination of low interest rates and a weak economy would keep the yen neutral and offer minimal bond market opportunity.

The decision to be underweighted in Japan hurt performance as interest rates decreased slightly, but more importantly we missed out on potential currency appreciation from the increase in the Japanese yen, which hurt the Fund's performance. We did increase our exposure to the yen later in the period, which eventually helped returns, but we also maintained our exposure to Europe because we believed that the European economy would outperform Japan.

Our significant exposure to Europe--approximately one-third of the Fund's assets--and exposure to the euro hurt Fund performance more than any other factor. We were greatly surprised by the market's reaction to stronger growth in Europe. At the beginning of the period, the market expected the ECB to remain neutral in its short-term monetary policy. However, accelerating economic growth, rising commodity prices, and a weak euro led the market to expect sharp interest-rate increases over the next 12 months. We held our exposure in Europe because we felt the economic fundamentals were attractive. Unfortunately, the Fund's performance was hurt by the market's expectations of rate increases, not by a deterioration of economic fundamentals. Going into the period, we did not anticipate the European economy would recover as fast as it did, and we did not expect the weakness in the euro. Compared to the euro, the yen appreciated nearly 20 percent during the period. The Fund benefited from its exposure to other European currencies such as the Swedish krona, which appreciated
5 percent versus the euro.

In addition, the Fund benefited from exposure to the Australian and Canadian dollars, which appreciated in value compared to the U.S. dollar during the period.

Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A: The price declines in global bond markets and the Fund's exposure to the euro hurt its return during the period. For Class A shares at net asset value, the Fund generated a total return of 0.26 percent for the six months ended
December 31, 1999. By comparison, the J.P. Morgan Global Traded Global Bond Index generated a total return of 2.28 percent for the same period. This

-----------------------
           4

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

unmanaged, broad-based index of government bond issues includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States, excluding withholding tax. Past performance does not guarantee future results.

Q: WHAT DO YOU SEE HAPPENING DURING THE NEXT SIX MONTHS?

A: Today, we remain confident in the global bond markets. In October we began decreasing our exposure to the United Kingdom in favor of German bonds because the price differential between U.K. and German bonds was greater than we've seen in approximately 20 years. During the period, the U.K. bond market performed well, but we don't expect that to continue in the near future at elevated price levels. In the short-term, we do not see signs of inflation in the United States or Europe, and we don't expect the ECB or the Federal Reserve Board to raise interest rates as much as the market has anticipated.

With regard to commodities, we expect oil and other energy prices to continue to rise. We've seen a pattern among commodity-based economies in which economic recovery generally leads to currency strength. As a result, we have currency exposure to Canada and Australia, which are commodity-based economies.

Among the currencies of Europe, Japan and the United States, we expect the euro to rebound versus the yen. Compared to the yen, it is significantly undervalued, and the strong economic recovery in Europe should provide good fundamental support. In addition, we believe a recovery in the global bond markets cannot happen unless inflation and interest-rate fears subside.

                                                              ------------------

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

           PAR
         VALUE                                                           VALUE
------------------------------------------------------------------------------

FIXED INCOME SECURITIES (99.6%)
  AUSTRALIAN DOLLAR (2.0%)
    U.S. GOVERNMENT & AGENCY OBLIGATIONS--GLOBAL (2.0%)
$      105,000   Federal National Mortgage Association 6.50%,
                   7/10/02........................................  $   68,602
        60,000   Federal National Mortgage Association 6.375%,
                   8/15/07........................................      37,258
                                                                    ----------
                                                                       105,860
                                                                    ----------
  BRITISH POUND (7.2%)
    GOVERNMENT BONDS (7.2%)
 GBP   120,000   United Kingdom Treasury Gilt 8.00%, 12/7/00......     196,137
       100,000   United Kingdom Treasury Gilt 8.50%, 7/16/07......     186,704
                                                                    ----------
                                                                       382,841
                                                                    ----------
  CANADIAN DOLLAR (3.0%)
    GOVERNMENT BOND (3.0%)
 CAD   200,000   Government of Canada 8.75%, 12/1/05..............     155,247
                                                                    ----------
  DANISH KRONE (5.2%)
    GOVERNMENT BOND (5.2%)
 DKK 1,800,000   Kingdom of Denmark 8.00%, 3/15/06................     275,603
                                                                    ----------
  EURO (35.0%)
    GOVERNMENT BONDS (35.0%)
 EUR   150,000   Bundesrepublik Deutschland 6.00%, 7/4/07.........     158,134
       200,000   Buoni Poliennali Del Tesoro 9.50%, 2/1/06........     246,037
       100,000   Depfa Pfandbriefbank 5.50%, 1/15/10..............      98,934
        50,000   Deutsche Ausgleichbank 4.00%, 7/4/09.............      44,458
       150,000   Deutschland Republic 8.375%, 5/21/01.............     159,783
       200,000   Deutschland Republic 6.50%, 10/14/05.............     216,251
        50,000   Deutschland Republic 6.50%, 7/4/27...............      53,856
       150,000   Government of France 5.25%, 4/25/08..............     150,042
       200,000   Government of France 6.00%, 10/25/25.............     202,880
       200,000   Government of Spain 5.15%, 7/30/09...............     196,197
       200,000   Government of The Netherlands 8.25%, 2/15/02.....     217,199
       100,000   Kingdom of Belgium 9.20%, 6/28/10................     112,695
                                                                    ----------
                                                                     1,856,466
                                                                    ----------

PAR
VALUE                                                                 VALUE
------------------------------------------------------------------  ----------
JAPANESE YEN (12.9%)
    GOVERNMENT BOND (8.5%)
JPY 50,000,000   Government of Japan 0.90%, 12/22/08..............  $  448,841
                                                                    ----------
    EUROBOND (4.4%)
    20,000,000   IBRD 4.75%, 12/20/04.............................     232,319
                                                                    ----------
  TOTAL JAPANESE YEN..............................................     681,160
                                                                    ----------
  SWEDISH KRONA (5.2%)
    GOVERNMENT BONDS (5.2%)
SEK  1,000,000   Swedish Government 13.00%, 6/15/01...............     131,008
     1,200,000   Swedish Government 6.00%, 2/9/05.................     144,576
                                                                    ----------
                                                                       275,584
                                                                    ----------
  UNITED STATES DOLLAR (29.1%)
    CORPORATE BONDS (5.4%)
$    25,000,000  KFW International Finance 1.00%, 12/20/04........     245,195
     (a)50,000   Monsanto Co. 6.60%, 12/1/28......................      42,970
                                                                    ----------
                                                                       288,165
                                                                    ----------
    U.S. TREASURY BONDS (19.9%)
       320,000   6.25%, 2/15/07...................................     314,900
       650,000   8.125%, 8/15/19..................................     740,594
                                                                    ----------
                                                                     1,055,494
                                                                    ----------
    U.S. TREASURY NOTE (3.8%)
       200,000   6.25%, 10/31/01..................................     200,000
                                                                    ----------
  TOTAL UNITED STATES DOLLAR......................................   1,543,659
                                                                    ----------
TOTAL LONG-TERM INVESTMENTS (99.6%) (COST $5,545,501).............   5,276,420
FOREIGN CURRENCY (0.1%) (COST $5,111).............................       5,119
                                                                    ----------
TOTAL INVESTMENTS (99.7%) (COST $5,550,612).......................   5,281,539
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)......................      18,499
                                                                    ----------
NET ASSETS (100%).................................................  $5,300,038
                                                                    ==========

---------------

(a)   --  144A Security--Certain conditions for public sale may exist.

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


----------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $5,545,501)....................      $5,276,420
  Foreign Currency (Cost $5,111)............................           5,119
  Receivable for:
    Interest................................................         134,207
    Foreign Witholding Tax Reclaim..........................           2,391
    Fund Shares Sold........................................           1,184
  Receivable from Investment Advisor........................          28,661
  Net Unrealized Gain on Foreign Currency Contracts.........              12
                                                                  ----------
    Total Assets............................................       5,447,994
                                                                  ----------
LIABILITIES:
  Payable for:
    Dividends Declared......................................          65,500
    Shareholder Reporting Expenses..........................          24,745
    Directors' Fees and Expenses............................          17,682
    Professional Fees.......................................          14,082
    Fund Shares Redeemed....................................           7,506
    Distribution Fees.......................................           5,026
    Custody Fees............................................           4,144
    Bank Overdraft..........................................           2,996
    Administrative Fees.....................................           2,191
    Transfer Agent Fees.....................................           1,478
  Other.....................................................           2,606
                                                                  ----------
    Total Liabilities.......................................         147,956
                                                                  ----------
NET ASSETS..................................................      $5,300,038
                                                                  ==========
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      577
  Paid in Capital in Excess of Par..........................       5,796,524
  Accumulated Net Investment Loss...........................        (113,066)
  Accumulated Net Realized Loss.............................        (113,713)
  Net Unrealized Depreciation on Investments and Foreign
    Currency Translations...................................        (270,284)
                                                                  ----------
NET ASSETS..................................................      $5,300,038
                                                                  ==========
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $2,772,334 and 300,485 Shares
    Outstanding)............................................      $     9.23
                                                                  ==========
  Maximum Sales Charge......................................           4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100/ (100 - maximum sales charge))..............      $     9.69
                                                                  ==========
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,297,682 and 141,977 Shares Outstanding)*...      $     9.14
                                                                  ==========
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $1,230,022 and 134,848 Shares Outstanding)*...      $     9.12
                                                                  ==========

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $   130,221
  Less Foreign Taxes Withheld...............................             (995)
                                                                  -----------
   Total Income.............................................          129,226
                                                                  -----------
EXPENSES:
  Shareholder Reports.......................................           28,718
  Investment Advisory Fees..................................           22,723
  Filing and Registration Fees..............................           19,268
  Distribution Fees (Attributed to Classes A, B and C of
    $4,064, $7,236 and $6,738, respectively)................           18,038
  Professional Fees.........................................           13,722
  Administrative Fees.......................................           10,811
  Directors' Fees and Expenses..............................            9,850
  Transfer Agent Fees.......................................            7,436
  Custodian Fees............................................            5,506
  Other.....................................................            1,776
                                                                  -----------
   Total Expenses...........................................          137,848
   Less Expense Reductions..................................          (83,319)
                                                                  -----------
   Net Expenses.............................................           54,529
                                                                  -----------
Net Investment Income/Loss..................................           74,697
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................         (152,993)
  Foreign Currency Transactions.............................           (2,595)
                                                                  -----------
Net Realized Gain/Loss......................................         (155,588)
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................         (361,777)
                                                                  -----------
  End of the Period:
   Investments..............................................         (269,081)
   Foreign Currency Translations............................           (1,203)
                                                                  -----------
                                                                     (270,284)
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................           91,493
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................          (64,095)
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $    10,602
                                                                  ===========

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                   DECEMBER 31, 1999          YEAR ENDED
                                                                         (UNAUDITED)       JUNE 30, 1999
--------------------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................      $          74,697       $     219,000
  Net Realized Gain/Loss....................................               (155,588)            451,000
  Net Unrealized Appreciation/Depreciation..................                 91,493            (422,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................                 10,602             248,000
                                                                  -----------------       -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................                (63,505)           (124,000)
    Class B.................................................                (24,088)            (38,000)
    Class C.................................................                (22,498)            (41,000)
  In Excess of Net Investment Income:
    Class A.................................................                     --             (47,000)
    Class B.................................................                     --             (15,000)
    Class C.................................................                     --             (15,000)
                                                                  -----------------       -------------
                                                                           (110,091)           (280,000)
                                                                  -----------------       -------------
  Net Realized Gain:
    Class A.................................................                (26,369)           (144,000)
    Class B.................................................                (12,507)            (50,000)
    Class C.................................................                (11,826)            (52,000)
                                                                  -----------------       -------------
                                                                            (50,702)           (246,000)
                                                                  -----------------       -------------
  Net Decrease in Net Assets Resulting from Distributions...               (160,793)           (526,000)
                                                                  -----------------       -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................                386,749           5,081,000
  Distributions Reinvested..................................                 96,151             449,000
  Redeemed..................................................             (1,464,059)         (6,547,000)
                                                                  -----------------       -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................               (981,159)         (1,017,000)
                                                                  -----------------       -------------
  Total Increase/Decrease in Net Assets.....................             (1,131,350)         (1,295,000)
NET ASSETS--Beginning of Period.............................              6,431,388           7,726,000
                                                                  -----------------       -------------
NET ASSETS--End of Period (Including
  accumulated/distributions in excess of net investment
  income/loss of $(113,066) and $(78,000), respectively)....      $       5,300,038       $   6,431,000
                                                                  =================       =============
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 20,858             407,000
     Distributions Reinvested...............................                  6,159              28,000
     Redeemed...............................................                (84,350)           (517,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class A Shares Outstanding......                (57,333)            (82,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $         198,308       $   4,142,000
     Distributions Reinvested...............................                 58,628             285,000
     Redeemed...............................................               (799,070)         (5,371,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (542,134)      $    (944,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $       2,965,785       $   3,508,000
                                                                  =================       =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                 11,547              69,000
     Distributions Reinvested...............................                  1,923               7,000
     Redeemed...............................................                (37,068)            (53,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class B Shares Outstanding......                (23,598)             23,000
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $         108,914       $     707,000
     Distributions Reinvested...............................                 18,147              74,000
     Redeemed...............................................               (347,991)           (540,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (220,930)      $     241,000
                                                                  =================       =============
   Ending Paid in Capital...................................      $       1,454,031       $   1,675,000
                                                                  =================       =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................                  8,429              24,000
     Distributions Reinvested...............................                  2,057               8,000
     Redeemed...............................................                (33,659)            (64,000)
                                                                  -----------------       -------------
   Net Increase/Decrease in Class C Shares Outstanding......                (23,173)            (32,000)
                                                                  =================       =============
   Dollars:
     Subscribed.............................................      $          79,527       $     232,000
     Distributions Reinvested...............................                 19,376              90,000
     Redeemed...............................................               (316,998)           (636,000)
                                                                  -----------------       -------------
   Net Increase/Decrease....................................      $        (218,095)      $    (314,000)
                                                                  =================       =============
   Ending Paid in Capital...................................      $       1,377,285       $   1,595,000
                                                                  =================       =============

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                SIX MONTHS ENDED                YEAR ENDED JUNE 30,
                                                               DECEMBER 31, 1999   ----------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                  (UNAUDITED)#     1999#      1998#     1997     1996      1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $           9.478    $10.022   $   9.95   $ 9.94   $10.23   $  9.53
                                                              -----------------    -------   --------   ------   ------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss................................              0.134      0.311       0.39     0.44     0.53      0.56
  Net Realized and Unrealized Gain/Loss.....................             (0.109)    (0.181)      0.13    (0.02)   (0.01)     0.50
                                                              -----------------    -------   --------   ------   ------   -------
  Total From Investment Operations..........................              0.025      0.130       0.52     0.42     0.52      1.06
                                                              -----------------    -------   --------   ------   ------   -------
DISTRIBUTIONS
  Net Investment Income.....................................             (0.189)    (0.278)     (0.39)   (0.35)   (0.79)    (0.36)
  In Excess of Net Investment Income........................                 --     (0.106)     (0.01)   (0.06)   (0.02)       --
  Net Realized Gain.........................................             (0.088)    (0.290)     (0.05)      --       --        --
                                                              -----------------    -------   --------   ------   ------   -------
  Total Distributions.......................................             (0.277)    (0.674)     (0.45)   (0.41)   (0.81)    (0.36)
                                                              -----------------    -------   --------   ------   ------   -------
NET ASSET VALUE, END OF PERIOD..............................  $           9.226    $ 9.478   $  10.02   $ 9.95   $ 9.94   $ 10.23
                                                              =================    =======   ========   ======   ======   =======
TOTAL RETURN (1)............................................               0.26%*     0.95%      5.36%    4.27%    5.20%    11.41%
                                                              =================    =======   ========   ======   ======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................  $           2,772    $ 3,392   $  4,413   $6,407   $7,432   $11,092
Ratio of Expenses to Average Net Assets.....................               1.45%      1.47%      1.45%    1.45%    1.45%     1.45%
Ratio of Net Investment Income/Loss to Average Net Assets...               2.81%      3.03%      3.94%    4.40%    5.02%     5.84%
Portfolio Turnover Rate.....................................                 37%*      143%        78%     170%     223%      169%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income/Loss...........  $            0.13    $  0.15   $   0.15   $ 0.12   $ 0.07   $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets............................               4.21%      2.97%      3.00%    2.57%    2.16%     2.22%
  Net Investment Income to Average Net Assets...............               0.05%      1.54%      2.42%    3.25%    4.31%     5.07%
Ratio of Expenses to Average Net Assets excluding country
  tax expense
  and interest expense......................................               1.45%      1.45%      1.45%    1.45%    1.45%     1.45%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED          YEAR ENDED JUNE 30,
                                                          DECEMBER 31, 1999      ----------------------------     AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS                             (UNAUDITED)#         1999#      1998#     1997    TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $           9.400       $  9.971   $   9.91   $ 9.91    $         10.24
                                                         -----------------       --------   --------   ------    ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.........................                0.097          0.229       0.32     0.41               0.64
  Net Realized and Unrealized Gain/Loss..............               (0.111)        (0.186)      0.13    (0.07)             (0.26)
                                                         -----------------       --------   --------   ------    ---------------
  Total From Investment Operations...................               (0.014)         0.043       0.45     0.34               0.38
                                                         -----------------       --------   --------   ------    ---------------
DISTRIBUTIONS
  Net Investment Income..............................               (0.158)        (0.234)     (0.33)   (0.29)             (0.69)
  In Excess of Net Investment Income.................                   --         (0.090)     (0.01)   (0.05)             (0.02)
  Net Realized Gain..................................               (0.088)        (0.290)     (0.05)      --                 --
                                                         -----------------       --------   --------   ------    ---------------
  Total Distributions................................               (0.246)        (0.614)     (0.39)   (0.34)             (0.71)
                                                         -----------------       --------   --------   ------    ---------------
NET ASSET VALUE, END OF PERIOD.......................    $           9.140       $  9.400   $   9.97   $ 9.91    $          9.91
                                                         =================       ========   ========   ======    ===============
TOTAL RETURN (1).....................................                (0.18)%*        0.05%      4.65%    3.48%              3.76%*
                                                         =================       ========   ========   ======    ===============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)....................    $           1,298       $  1,556   $  1,425   $1,716    $         1,440
Ratio of Expenses to Average Net Assets..............                 2.20%          2.23%      2.20%    2.20%              2.20%
Ratio of Net Investment Income/Loss to Average Net
  Assets.............................................                 2.06%          2.21%      3.21%    3.65%              3.38%
Portfolio Turnover Rate..............................                   37%*          143%        78%     170%               223%*
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period
  Per Share Benefit to Net Investment Income/Loss....    $            0.13       $   0.15   $   0.15   $ 0.13    $          0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.....................                 4.96%          3.78%      3.75%    3.37%              3.57%
  Net Investment Income to Average Net Assets........                (0.70)%        (0.71)      1.65%    2.45%              2.01%
Ratio of Expenses to Average Net Assets excluding
  country tax expense
  and interest expense...............................                 2.20%          2.20%      2.20%    2.20%              2.20%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                                DECEMBER 31, 1999      ----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)#         1999#         1998#        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $           9.387       $  9.962      $   9.90      $ 9.90      $10.20      $ 9.54
                                               -----------------       --------      --------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................              0.097          0.230          0.32        0.39        0.37        0.49
  Net Realized and Unrealized Gain/Loss......             (0.116)        (0.191)         0.13       (0.05)       0.08        0.47
                                               -----------------       --------      --------      ------      ------      ------
  Total From Investment Operations...........             (0.019)         0.039          0.45        0.34        0.45        0.96
                                               -----------------       --------      --------      ------      ------      ------
DISTRIBUTIONS
  Net Investment Income......................             (0.158)        (0.234)        (0.33)      (0.29)      (0.73)      (0.30)
  In Excess of Net Investment Income.........                 --         (0.090)        (0.01)      (0.05)      (0.02)         --
  Net Realized Gain..........................             (0.088)        (0.290)        (0.05)         --          --          --
                                               -----------------       --------      --------      ------      ------      ------
  Total Distributions........................             (0.246)        (0.614)        (0.39)      (0.34)      (0.75)      (0.30)
                                               -----------------       --------      --------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD...............  $           9.122       $  9.387      $   9.96      $ 9.90      $ 9.90      $10.20
                                               =================       ========      ========      ======      ======      ======
TOTAL RETURN (1).............................              (0.28)%*        0.05%         4.65%       3.48%       4.47%      10.24%
                                               =================       ========      ========      ======      ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $           1,230       $  1,483      $  1,888      $2,445      $2,844      $5,965
Ratio of Expenses to Average Net Assets......               2.20%          2.23%         2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets.........................               2.06%          2.22%         3.21%       3.65%       4.35%       5.09%
Portfolio Turnover Rate......................                 37%*          143%           78%        170%        223%        169%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss..............................  $            0.13       $   0.15      $   0.15      $ 0.12      $ 0.06      $ 0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............               4.96%          3.74%         3.75%       3.35%       2.87%       2.97%
  Net Investment Income/Loss to Average Net
    Assets...................................              (0.70)%         0.75%         1.67%       2.48%       3.68%       4.32%
Ratio of Expenses to Average Net Assets
  excluding country tax expense and interest
  expense....................................               2.20%          2.20%         2.20%       2.20%       2.20%       2.20%

--------------------------------------------------------------------------------

  *  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Global Fixed Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to produce an attractive real rate of return by investing in fixed-income securities of U.S. and foreign issuers denominated in U.S. dollars and in other currencies. The Fund commenced operations on January 4, 1993.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     4.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

-----------------------
          12

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains, and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency losses of approximately $27,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                     NET
                                                APPRECIATION/
        COST            APPREC.     DEPREC.     DEPRECIATION
---------------------   --------   ----------   -------------
     $5,545,501         $ 87,224   $(356,305)    $(269,081)

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.75%              1.45%               2.20%

For the period ended December 31, 1999, the Fund recognized expenses of $446 representing Legal Services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois) counsel to the Fund, of which a director of the Fund, is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the

                                                              ------------------
                                                                    13

                      VAN KAMPEN GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
Class B shares and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $2,035 for Class A shares and deferred sales charges of $5,236 and $547 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $2,148,462 and sales of $2,877,764 of investment securities other than long-term U.S. government securities and short-term investments. Purchases and sales of long-term U.S. government securities for the period ended December 31, 1999 totaled $521,859 and $831,902, respectively.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity, and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                      UNREALIZED
                                        CURRENT      APPRECIATION/
FORWARD CURRENCY CONTRACTS               VALUE       DEPRECIATION
------------------------------------  ------------   -------------
SHORT CONTRACTS:
British Pound,
  20,000, expiring 3/1/00...........  $     32,302    $      (223)
Euro,
  60,000, expiring 3/01/00..........        60,775            235
                                      ------------   ------------
                                      $     93,077    $        12
                                      ============   ============

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

F. SUBSEQUENT EVENT: On January 27, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's approval, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business February 2, 2000. Currently, existing shareholders of the Fund as of February 2, 2000 may continue to purchase shares of the Fund. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

-----------------------

                          VAN KAMPEN GLOBAL FIXED FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Global Fixed Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   ---------
J. Miles Branagan...........................................   460,151           --
Jerry D. Choate.............................................   460,151           --
Linda Hutton Heagy..........................................   460,151           --
R. Craig Kennedy............................................   460,151           --
Mitchell M. Merin...........................................   460,151           --
Jack E. Nelson..............................................   460,151           --
Richard F. Powers, III......................................   460,151           --
Phillip B. Rooney...........................................   460,151           --
Fernando Sisto..............................................   460,151           --
Wayne W. Whalen.............................................   460,151           --
Suzanne H. Woolsey..........................................   460,151           --
Paul G. Yovovich............................................   460,151           --

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

  AFFIRMATIVE      AGAINST      ABSTAIN
  -----------      -------      -------
   458,438           68          1,644

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.

Chicago, Illinois 60601

* "Interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

     1 Parkview Plaza/ /P.O. Box 5555/ /Oakbrook Terrace, IL 60181-5555/ /
                               www.vankampen.com

         MSGF SAR 02/00                       -C- Van Kampen Funds Inc. 2000
          451 551 651

                                   VAN KAMPEN
                             EMERGING MARKETS FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                        VAN KAMPEN EMERGING MARKETS FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Economic Snapshot.....................................................     2
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    10
Statement of Operations...............................................    11
Statement of Changes in Net Assets....................................    12
Financial Highlights .................................................    13
Notes to Financial Statements.........................................    15
Additional Information................................................    19

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                        VAN KAMPEN EMERGING MARKETS FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Korea                  19.5%
Other                  13.0%
Taiwan                 11.8%
Mexico                 10.2%
India                   8.9%
Brazil                  8.0%
Turkey                  7.8%
Israel                  6.4%
South Africa            5.3%
Hong Kong               3.1%
Short-Term Investment   3.1%
Russia                  2.9%

                ------------------------------------------------

                                TOTAL RETURNS**

                                    CLASS A    CLASS B    CLASS C       IFC GLOBAL TOTAL
                                    SHARES     SHARES     SHARES     RETURN COMPOSITE INDEX
                                    -------    -------    -------    ----------------------
Six Months
  With Sales Charge*............    33.72%     36.47%     40.38%                N/A
  Without Sales Charge***.......    41.84%     41.47%     41.38%             17.65%
One Year
  With Sales Charge*............    89.96%     95.15%     99.15%                N/A
  Without Sales Charge***.......    101.44%    100.15%    100.15%            62.69%
Average Annual Five Year
  With Sales Charge*............     6.26%        N/A      6.76%                N/A
  Without Sales Charge***.......     7.52%        N/A      6.76%              0.75%
Average Annual Since Inception
  With Sales Charge*............     4.11%      7.67%      4.49%                N/A
  Without Sales Charge***.......     5.24%      7.93%      4.49%              2.07%
Commencement Date...............    7/6/94     8/1/95     7/6/94                N/A

The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa (assumes dividends are reinvested).

  * The returns above are calculated using the maximum sales charge for Class A shares (5.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

          ------------------------------------------------------------

TOP FIVE HOLDINGS(1)
                                                         PERCENT OF
SECURITY                                      COUNTRY    NET ASSETS
--------                                      --------   ----------
Samsung Electronics Co. (Foreign)              Korea        6.8%
Telmex ADR                                     Mexico       3.6%
SK Telecom Co., Ltd.                           Korea        3.5%
Yapi Ve Kredi Bankasi A.S.                     Turkey       2.7%
Taiwan Semiconductor Manufacturing Co.         Taiwan       2.5%

(1) excludes Short-Term Investment

TOP FIVE SECTORS+
                                                    PERCENT OF
SECTOR                                   VALUE      NET ASSETS
------                                -----------   ----------
Services                              $54,012,329      30.5%
Capital Equipment                      45,515,228      25.7%
Consumer Goods                         26,060,467      14.7%
Finance                                20,776,696      11.7%
Materials                              12,115,579       6.8%
+ These sectors represent broad groupings of related
  industries.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS REGIONAL OR COUNTRY INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                        VAN KAMPEN EMERGING MARKETS FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGERS OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY PORTFOLIO MANAGERS ROBERT MEYER AND
ANDY SKOV OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. MR. MEYER HAS MANAGED THE FUND SINCE 1997, WHILE MR. SKOV JOINED THE FUND IN 1998. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.
Q: CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE SECOND HALF OF 1999.
A: Recoveries in most developing economies actually began during the fourth quarter of 1998. Prior to that time, however, emerging markets had been mired in a five-year bear phase. During the six-month reporting period, the economic recovery in emerging markets gathered steam, fueled by a supportive global economic environment, a robust U.S. economy, economic recovery in Western Europe, strong export growth--primarily in Asia--and strengthening commodity prices. In particular, the rise in oil prices from approximately $10 per barrel at the end of 1998 to about $26 at year-end 1999 helped energy-exporting countries such as Argentina, Colombia, Mexico, Venezuela, and Russia.
Growth in emerging markets also was propelled by the global trend toward outsourcing. Increasingly, companies in the United States and Japan have contracted with businesses in emerging markets to provide a wide array of products and services. In particular, South Korea, Taiwan, India, and Israel have benefited from this trend. We believe that outsourcing is fundamentally healthy because it fosters more efficient use of capital and resource allocation.
Q: WHAT STRATEGIES DID YOU PURSUE FOR THE FUND IN THIS ENVIRONMENT?
A: The Fund owns several companies that are positioned to benefit from the outsourcing of technology production. The Fund also is overweight in telecommunications companies, particularly in Brazil, Mexico, Korea, China, and Egypt. Currently, fixed-line and cellular phone penetration in emerging markets is relatively low. However, demand for telecommunications services is growing rapidly, and we expect that demand will increasingly be satisfied in coming years. Accordingly, we believe that selected telecoms will enjoy strong profitability as the communications infrastructure takes shape in emerging economies during the early twenty-first century.
The Fund has been selectively buying bank securities to capitalize on the widespread decline in interest rates in emerging markets over the last six to twelve months. On a macro level, we are focusing on countries where governments and electorates are showing a clear commitment to meaningful reform and where declining inflation levels and fiscal discipline bode well for future interest rate deductions. This is consistent with our view that, over time, the best-performing emerging markets will be those that enjoy political stability and transparency in their financial markets coupled with structural reforms and more efficient capital and resource allocation.
Q: DISCUSS HOW THESE STRATEGIES CONTRIBUTED TO THE FUND'S PERFORMANCE.
A: The Fund's emphasis on stocks benefiting from trends in outsourcing, telecommunications, banking, and political reform as well as those demonstrating a commitment to reform, led to solid outperformance during the second half of 1999. Among outsourcing companies, Taiwan Semiconductor, a leading producer of high-end technology products, was particularly strong. Within the banking sector, Turkey-based Akbank produced solid returns. Meanwhile, the Fund's stocks in India and Turkey posted strong gains following the election of reform-minded governments and coalitions.
Q: HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
A: For Class A shares at net asset value, the Fund generated a total return of
41.84 percent for the six months ended December 31, 1999, and 101.44 percent for the 12 months ended December 31, 1999. By comparison, the IFC Global Total Return Composite Index generated total returns of 17.65 percent and 62.69 percent for the same respective periods. This broad-based, unmanaged index is composed of securities on stock exchanges in Latin America, East and South Asia, Europe, the Middle East, and Africa and assumes dividends are reinvested. This index does not reflect any

-----------------------
           4

                        VAN KAMPEN EMERGING MARKETS FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

commissions or sales charges that would be paid by an investor purchasing the securities it represents. If charges or commissions had been included, the total return would have been lower. Past performance does not guarantee future results.
Q: IN YOUR OPINION, WILL CHINA DEVALUE ITS CURRENCY IN THE NEAR FUTURE? WHAT IMPACT WOULD SUCH A DEVALUATION HAVE ON OTHER EMERGING MARKETS?
A: China was one of the few nations in emerging-Asia to avoid a devaluation of its currency during the region's recent financial crisis. Given the competitive disadvantage that the relative strength of the yuan poses to Chinese exports, we would not be surprised to see a devaluation of the currency by the end of 2000. In our view, however, the devaluation is likely to be modest and managed in a way that has relatively little impact on other emerging economies.
In that regard, it is important to recognize that many emerging markets have acquired their own identities in the perception of investors in recent years. In 1994, the devaluation of the Mexican peso set off a chain reaction of currency weakness throughout Latin America. However, when Brazil devalued in early 1999, the resulting 40 percent drop in its currency did not create a domino-effect of currency weakness in the region. Similarly, neither the devastating earthquake in Turkey nor the riots in Indonesia derailed the bull market in developing economies last year. The fact that these isolated crises did not unnerve broader investor sentiment is an indication that emerging markets are maturing as an asset class, which has significantly positive implications for the future of developing economies in coming years.
Q: DO YOU SEE ANY POTENTIAL TROUBLE SPOTS WITHIN EMERGING MARKETS IN COMING MONTHS?
A: Emerging markets have posted solid gains over the last 15 months. The recovery in Latin America could be negatively affected by a sharp slowdown in U.S. economic growth. For example, roughly 80 percent of Mexican exports go to the United States. However, most developing economies have returned to free-floating exchange systems, and thus would not be severely impaired by higher U.S. interest rates. We emphasize, however, that we believe a sharp slowdown in economic growth in the United States is unlikely over the near term.
Q: WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
A: Amidst the backdrop of global growth and sustainable commodity prices, we believe those emerging markets benefiting from improving economic fundamentals and structural reforms will fare well in 2000. The promising recovery in Japan could provide a growing export market for neighboring Southeast Asian economies. Emerging markets should also benefit from the economic recovery in Western Europe and sustained strength in the United States. Given the pickup in international growth rates, we believe that commodity prices will remain relatively firm, boosting economic growth in many emerging markets.
We believe that equities in emerging markets will continue to benefit from the many reforms underway, leading to increased private enterprise, more efficient resource allocation, and greater focus on improving shareholder value. Consequently, we are optimistic about the outlook for emerging markets both over the near- and longer-term. We caution, however, that we believe volatility is likely to remain high and that stock selection could be key to generating strong performance in these markets.

                                                              ------------------

                        VAN KAMPEN EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


                                                     SHARES         VALUE
-------------------------------------------------------------------------

COMMON STOCKS (90.8%)
  ARGENTINA (0.8%)
    Telecom Argentina ADR....................        27,784  $    951,602
    Telefonica de Argentina ADR..............        15,475       477,791
                                                             ------------
                                                                1,429,393
                                                             ------------
  BRAZIL (4.0%)
    CEMIG ADR................................        17,027       383,107
    Coteminas................................     1,384,100        88,110
    (b,c)Coteminas ADR.......................        12,645        35,252
    CRT 'A'..................................     5,261,486       917,447
    CVRD ADR.................................        31,619       873,475
    (a)Lojas Arupau S.A. ADR.................        14,225            --
    Petrobras ADR............................         4,950       126,958
    Tele Celular Sul ADR.....................         6,294       199,835
    Tele Centro Sul ADR......................         4,938       448,123
    Tele Nordeste Celular ADR................         1,095        55,298
    Tele Norte Leste ADR.....................        28,749       733,099
    Tele Sudeste Celular ADR.................        13,246       514,110
    Telemig Celular ADR......................         2,079        96,024
    Telesp ADR...............................           980        23,949
    Telesp Celular ADR.......................        17,967       761,352
    Unibanco GDR.............................        58,976     1,776,652
                                                             ------------
                                                                7,032,791
                                                             ------------
  CHILE (0.2%)
    Endesa ADR...............................         9,384       133,136
    Enersis ADR..............................         8,563       201,230
    (a)Santa Isabel ADR......................         5,015        48,896
                                                             ------------
                                                                  383,262
                                                             ------------
  CHINA (0.4%)
    Guangdong Kelon Electrical Holdings Co.
      Ltd....................................       115,000        87,284
    Legend Holdings Ltd......................       128,000       317,798
    Yanzhou Coal Mining Co. ADR..............        12,028       169,895
    Zhenhai Refining & Chemical Co. 'H'......       445,400        79,070
                                                             ------------
                                                                  654,047
                                                             ------------
  CZECH REPUBLIC (0.4%)
    SPT Telecom a.s..........................        31,663       509,809
    (a)SPT Telecom a.s. GDR..................         8,760       140,625
                                                             ------------
                                                                  650,434
                                                             ------------
  EGYPT (1.1%)
    (a)Al-Ahram Beverages Co. S.A.E. GDR.....        11,976       235,927
    Eastern Tobacco..........................         4,998       131,191
    Egypt Gas Co.............................         2,900       177,726
    Egyptian Co. for Mobile Services.........        30,031     1,376,119
                                                             ------------
                                                                1,920,963
                                                             ------------
  GREECE (1.1%)
    Alpha Credit Bank S.A....................         3,700       291,370
    National Bank of Greece S.A..............         4,140       306,039
    (a)National Bank of Greece S.A. ADR......        10,700       150,469
    OTE S.A..................................        14,041       334,330
    OTE S.A. ADR.............................        34,116       407,260
    Panafon Hellenic Telecom S.A.............        16,660       224,936
    (a)Panafon Hellenic Telecom S.A. GDR.....        13,060       175,185
                                                             ------------
                                                                1,889,589
                                                             ------------

                                                     SHARES         VALUE
-------------------------------------------------------------------------
  HONG KONG (3.1%)
    China Telecom Ltd........................       349,000  $  2,181,951
    (a)China Telecom Ltd. ADR................        10,700     1,375,619
    (a)Great Wall Technology Co., Ltd........       753,100       731,447
    (a)TCL International Holdings Ltd........     1,098,000       769,808
    (a)Timeless Software Ltd.................       174,000       100,727
    (a)Yue Yuen Industrial Holdings..........       106,000       253,631
                                                             ------------
                                                                5,413,183
                                                             ------------
  HUNGARY (0.8%)
    Matav Rt.................................        24,839       174,119
    Matav Rt. ADR............................        15,863       571,068
    Matav Rt. ADR............................        11,640       419,040
    OTP Bank Rt..............................         2,148       125,817
    (a)OTP Bank Rt. GDR......................         1,640        95,530
                                                             ------------
                                                                1,385,574
                                                             ------------
  INDIA (8.9%)
    (a)Associated Cement Cos., Ltd...........        39,250       223,996
    Bank of Baroda...........................        23,750        34,861
    Bharat Heavy Electricals Ltd.............       155,500       750,690
    Container Corp. of India Ltd.............       109,500       616,724
    Corporation Bank.........................        37,800        96,455
    Dabur India Ltd..........................         5,300       143,770
    Gujarat Ambuja Cements Ltd...............        20,500       153,632
    Gujarat Ambuja Cements Ltd...............        54,000       404,690
    (a)HCL Technologies Ltd..................         5,250        70,000
    Hero Honda Motors Ltd....................        44,780     1,162,221
    Hindustan Lever Ltd......................        17,574       909,000
    Housing Development Finance Corp.,
      Ltd....................................        38,440       272,951
    Indo Gulf Corp., Ltd.....................        54,750        79,293
    Infosys Technologies Ltd.................        13,600     4,538,413
    ITC Ltd..................................        17,571       268,614
    Larson & Tourbo Ltd. 'A'.................        50,200       641,521
    (a)Lupin Laboratories Ltd................        14,500       191,667
    NIIT Ltd.................................         7,000       533,537
    Oriental Bank of Commerce................        61,750        65,299
    Reliance Industries Ltd..................        85,250       457,998
    Reliance Industries Ltd. GDR.............        10,000       140,000
    Satyam Computer Services Ltd.............        28,900     1,460,945
    State Bank of India......................        56,350       291,142
    (a,c)Strides Arcolab Ltd.................         3,000        27,586
    Tata Engineering & Locomotive Co.,
      Ltd....................................        94,500       436,655
    Tata Tea Ltd.............................        18,600       224,483
    Videsh Sanchar Nigam Ltd.................         4,250       176,741
    Videsh Sanchar Nigam Ltd. GDR............         3,000        73,800
    Zee Telefilms Ltd........................        53,500     1,344,018
                                                             ------------
                                                               15,790,702
                                                             ------------
  INDONESIA (1.3%)
    PT Gudang Garam Tbk (Foreign)............       303,425       816,371
    PT Indah Kiat Pulp & Paper Corp.
      (Foreign)..............................       585,080       230,264
    PT Indofood Sukses Makmur Tbk............       313,000       391,950
    PT Semen Gresik Tbk......................       243,200       385,465
    PT Telekomunikasi Indonesia ADR..........        43,084       473,924
                                                             ------------
                                                                2,297,974
                                                             ------------
  ISRAEL (6.4%)
    (a)Amdocs Ltd............................        19,770       682,065

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                     SHARES         VALUE
-------------------------------------------------------------------------
  ISRAEL (CONT.)
    (a)BATM Advanced Communications Ltd......         6,357  $    525,677
    (a)Check Point Software Technologies
      Ltd....................................         5,690     1,130,887
    (a)Comverse Technology, Inc..............         5,957       862,276
    (a)DSP Group, Inc........................         6,513       605,709
    ECI Telecommunications Ltd...............        78,356     2,478,008
    Elbit Systems Ltd........................             1            16
    (a)Galileo Technology Ltd................         8,680       209,405
    (a)Gilat Satellite Networks Ltd..........        23,432     2,782,550
    (a)Jacada Ltd............................         2,280        63,555
    (a)NICE-Systems Ltd......................         2,802       136,426
    (a)NICE-Systems Ltd. ADR.................         8,390       412,683
    (a)Orbotech Ltd..........................         8,264       640,460
    (a)Orckit Communications Ltd.............         4,300       148,216
    (a)RADWARE Ltd...........................         2,710       116,869
    (a)Sapiens International Corp............         9,010       148,102
    (a)Tecnomatix Technologies Ltd...........         4,950       142,313
    (a)TTI Team Telecom International Ltd....         7,600       137,750
    (a)Zoran Corp............................         3,590       200,142
                                                             ------------
                                                               11,423,109
                                                             ------------
  KOREA (19.5%)
    Cheil Jedang Corp........................         7,500       865,258
    (a)Dacom Corp............................         2,400     1,236,460
    Daewoo Securities Co.....................        20,776       235,114
    (a)Daou Technology, Inc..................        11,586       403,036
    (a)Digital Chosun Co., Ltd...............           850       169,925
    Good Morning Securities Co., Ltd.........        63,180       302,129
    Hana Bank................................        23,160       180,507
    Hankuk Glass Industry Co., Ltd...........         9,070       171,735
    Hanvit Bank..............................        96,070       324,887
    (a)Hanvit Bank GDR.......................        37,750       243,487
    Housing & Commercial Bank................        13,610       431,493
    (a)Humax Co., Ltd........................        18,500       312,814
    Hyundai Electronics Industries Co........        30,529       647,951
    Hyundai Securities Co....................        10,420       203,720
    (a)Insung Information....................         7,650       261,400
    Kookmin Bank.............................        43,917       688,439
    Korea Electric Power Corp. ADR...........        39,650       664,137
    (a)Korea Technology Banking Co...........        21,220       205,566
    Korea Telecom Corp. ADR..................        39,010     2,915,997
    LG Electronics, Inc......................        10,420       431,299
    LG Securities Co.........................        12,140       206,343
    Mirae Co.................................        39,060       303,743
    (a)Pantech Co., Ltd......................        20,340       456,777
    Pohang Iron & Steel Co., Ltd.............         5,216       595,250
    Samsung Electro-Mechanics Co.............        10,239       680,796
    Samsung Electronics Co. (Foreign)........        51,811    12,137,143
    Samsung Securities Co., Ltd..............         7,730       234,180
    (a)Serome Technology, Inc................           920       196,072
    SK Telecom Co., Ltd......................         1,743     6,247,477
    SK Telecom Co., Ltd. ADR.................        39,830     1,528,480
    (a)Telson Electronics Co., Ltd...........        20,880       408,222
    Trigem Computer, Inc.....................         6,375       707,398
                                                             ------------
                                                               34,597,235
                                                             ------------

                                                     SHARES         VALUE
-------------------------------------------------------------------------
  MALAYSIA (1.1%)
    Commerce Asset-Holdings Bhd..............        11,000  $     28,223
    Malayan Banking Bhd......................       113,000       401,442
    Nestle Bhd...............................        60,000       258,944
    Public Bank Bhd..........................       362,000       316,269
    Rothmans of Pall Mall Bhd................        37,000       282,365
    Sime Darby Bhd...........................       148,000       187,724
    Telekom Malaysia Bhd.....................       126,000       487,415
                                                             ------------
                                                                1,962,382
                                                             ------------
  MEXICO (10.2%)
    (a)Alfa 'A'..............................        63,898       299,943
    (a)Banacci 'L'...........................       177,316       682,704
    Banacci 'O'..............................       111,043       445,109
    Cemex CPO................................       233,250     1,304,035
    Cemex CPO ADR............................        50,470     1,406,851
    (a)Cifra 'C'.............................       103,864       197,648
    (a)Cifra 'V'.............................         5,793        11,610
    (a)Cifra 'V' ADR.........................         9,780       196,012
    FEMSA....................................       328,611     1,466,271
    FEMSA ADR................................        22,251       990,169
    (a)Grupo Carso 'A1'......................        65,384       325,541
    (a)Grupo Financiero Bancomer S.A. de C.V.
      'O'....................................       379,156       158,382
    (a,c)Grupo Financiero Bancomer S.A. de
      C.V. 'O' ADR...........................        31,915       267,288
    Kimberly 'A'.............................       109,393       426,956
    (a)Televisa CPO GDR......................        52,227     3,564,493
    Telmex ADR...............................        56,498     6,356,025
                                                             ------------
                                                               18,099,037
                                                             ------------
  PAKISTAN (0.1%)
    Pakistan State Oil Co., Ltd..............        39,772       142,335
    Pakistan Telecommunication Corp. 'A'.....       165,300        66,171
                                                             ------------
                                                                  208,506
                                                             ------------
  POLAND (1.3%)
    (a)Elektrim S.A..........................        32,995       327,157
    (a)Polski Koncern Naftowy S.A. GDR.......        25,520       319,000
    Prokom Software GDR......................         4,983        77,735
    Telekomunikacja Polska GDR...............       219,018     1,423,617
    Wielkopolski Bank Kredytowy..............        19,041       128,935
                                                             ------------
                                                                2,276,444
                                                             ------------
  RUSSIA (2.9%)
    Lukoil Oil Co. ADR.......................        27,103     1,368,702
    (a,b)Mustcom.............................     8,129,779     1,604,005
    (a,b,d)Storyfirst
      Communications, Inc....................           600       511,308
    (a)Surgutneftegaz ADR....................        94,289     1,638,271
                                                             ------------
                                                                5,122,286
                                                             ------------
  SINGAPORE (0.5%)
    (a)Chartered Semiconductor Manufacturing
      Ltd....................................        48,000       262,263
    (a)Chartered Semiconductor Manufacturing
      Ltd. ADR...............................           300        21,900
    NatSteel Electronics Ltd.................        61,000       322,306
    Venture Manufacturing Ltd................        26,000       298,169
                                                             ------------
                                                                  904,638
                                                             ------------

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                     SHARES         VALUE
-------------------------------------------------------------------------
  SOUTH AFRICA (5.3%)
    Amalgamated Banks of South Africa........        90,654  $    406,837
    Anglo American Platinum Corp. Ltd........        14,580       443,327
    Anglo American plc ADR...................             4           261
    B.O.E. Corp., Ltd........................       833,254       632,731
    Bidvest Group Ltd........................       143,436     1,401,708
    Billiton plc.............................         8,000        47,193
    Billiton plc.............................        96,800       556,403
    De Beers Centenary AG....................        49,030     1,427,052
    De Beers Consolidated Mines ADR..........         6,670       193,013
    (a)Dimension Data Holdings Ltd...........        91,468       574,092
    (a)Ellerine Holdings Ltd.................        60,710       320,825
    Firstrand Ltd............................       418,120       598,286
    M-Cell Ltd...............................        91,930       355,762
    Nedcor Ltd...............................        20,513       456,956
    (a)New Africa Investments Ltd. 'N'.......       394,410       219,330
    Persetel Holdings Ltd....................        44,600       312,563
    Rembrant Group Ltd.......................        63,120       601,436
    Sappi Ltd................................        31,800       314,381
    Sasol Ltd................................        48,800       400,715
    The Education Investment Corp. Ltd.......       147,892       124,085
                                                             ------------
                                                                9,386,956
                                                             ------------
  TAIWAN (11.8%)
    (a)Accton Technology Corp................       284,000       963,709
    Acer Peripherals, Inc....................       175,840       728,348
    (a)Acer Peripherals, Inc. GDR............        13,248       548,732
    (a)Acer, Inc.............................       400,700     1,206,505
    (a)Advanced Semiconductor
      Engineering, Inc.......................       176,116       628,485
    Ambit Microsystems Corp..................        20,000       148,479
    (a)ASE Test Ltd. ADR.....................         5,000       121,875
    Asustek Computer, Inc....................       142,185     1,499,545
    China Steel Corp.........................       628,500       464,591
    (a)Chinatrust Commercial Bank............       128,640       149,605
    Compal Electronics, Inc..................       110,873       372,697
    (a)Compeq Manufacturing Co., Ltd.........       105,000       572,089
    D-Link Corp..............................       122,000       264,330
    Delta Electronics, Inc...................       145,000       628,326
    (a)Dialer and Business...................       475,000       847,539
    Far Eastern Textile Ltd..................       410,320       980,532
    (a,c)Far Eastern Textile Ltd. GDR........         7,900       189,600
    (a)Hon Hai Precision Industry............       136,200     1,015,479
    (a)Hon Hai Precision Industry GDR........        14,100       272,482
    International Commercial Bank of China...       124,500       139,634
    President Chain Store Corp...............       119,000       525,139
    (a)Ritek Corp............................        17,000       102,915
    (a)Ritek Corp. GDR.......................        25,700       297,477
    (a)Siliconware Precision Industries Co...       233,350       594,807
    (a)Taishin International Bank............       204,800       114,847
    (a)Taiwan Semiconductor Manufacturing
      Co.....................................       840,750     4,473,642
    (a)United Micro Electronics Corp. Ltd....       790,000     2,819,181
    (a)Universal Scientific Industrial Co.,
      Ltd....................................        61,000       192,417
    WYSE Technology Taiwan Ltd...............        79,000       153,545
                                                             ------------
                                                               21,016,552
                                                             ------------

                                                     SHARES         VALUE
-------------------------------------------------------------------------
  THAILAND (1.8%)
    Advanced Info Service Co., Ltd.
      (Foreign)..............................        45,300  $    760,111
    BEC World Public Co., Ltd. (Foreign).....        42,500       300,146
    Delta Electronics Public Co., Ltd.
      (Foreign)..............................        50,237       597,536
    Shinawatra Computer Co., Ltd.
      (Foreign)..............................        49,180       464,837
    Siam City Cement Public Co., Ltd.
      (Foreign)..............................       130,933       702,203
    Thai Farmer's Bank Public Co., Ltd.
      (Foreign)..............................       234,500       392,234
                                                             ------------
                                                                3,217,067
                                                             ------------
  TURKEY (7.8%)
    Dogan Sirketler Grupo Holdings A.S.......    83,793,200     2,471,776
    (a)Dogan Yayin Holdings A.S..............    44,968,000       663,245
    Ege Biracilik Ve Malt Sanayii............    10,696,500       818,408
    (a)Erciyas Biracilik Ve Malt Sanayii.....     1,555,488        74,563
    (a)Eregli Demir ve Celik Fabrikalari
      T.A.S..................................     8,538,000       354,176
    Haci Omer Sabanci Holding A.S............    18,459,000     1,072,011
    Migros Turk T.A.S........................       307,000       198,101
    (a)Turkiye Garanti Bankasi...............    52,741,400       797,344
    Turkiye Is Bankasi 'C'...................    29,429,000     1,410,682
    Turkiye Petrol Rafinerileri A.S..........     3,162,000       355,608
    (a)Vestel Elektronik Sanayii ve Ticaret
      A.S....................................     3,392,031       812,987
    Yapi Ve Kredi Bankasi A.S................   152,774,404     4,717,867
    Yapi Ve Kredi Bankasi A.S. GDR...........         4,000       118,000
                                                             ------------
                                                               13,864,768
                                                             ------------
TOTAL COMMON STOCKS........................................   160,926,892
                                                             ------------
PREFERRED STOCKS (4.0%)
  BRAZIL (4.0%)
    (a,b)Banco Nacional......................    11,156,000           309
    CEMIG....................................    23,883,581       535,447
    (a)CRT...................................     3,809,145     1,180,803
    CVRD 'A'.................................        28,383       785,580
    (a)Lojas Arapua S.A......................    12,437,000            --
    Petrobras................................     5,397,877     1,374,494
    Tele Celular Sul ADR.....................    58,590,452       194,599
    Tele Centro Oeste Sul....................     2,622,764         5,517
    Tele Centro Sul..........................    35,723,952       652,385
    Tele Nordeste Celular....................    11,378,752        29,604
    Tele Norte Leste.........................     7,395,552       198,552
    Tele Sudeste Celular.....................    51,062,242       377,349
    Telebras ADR.............................         3,070       394,495
    Telemig Celular..........................    76,699,752       167,708
    Telerj Celular...........................     2,082,000        57,510
    Telesp...................................     6,990,552       169,491
    Telesp 'B'...............................     4,195,167       332,084
    Telesp Celular...........................    35,130,452       622,294
                                                             ------------
                                                                7,078,221
                                                             ------------
  COLOMBIA (0.0%)
    BanColombia..............................         7,150         7,627
                                                             ------------
TOTAL PREFERRED STOCKS.....................................     7,085,848
                                                             ------------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                     SHARES         VALUE
-------------------------------------------------------------------------
INVESTMENT COMPANY (0.0%)
  UNITED STATES (0.0%)
    (e)Morgan Stanley Dean Witter Africa
      Investment Fund, Inc...................         4,470  $     46,376
                                                             ------------
                                                     NO. OF
                                                   WARRANTS
                                               ------------
WARRANTS (0.2%)
  THAILAND (0.2%)
    (a)Siam Commercial Bank,
      expiring 12/31/02......................       111,466        45,871
    (a)Siam Commercial Bank,
      expiring 5/10/02.......................       658,000       305,722
                                                             ------------
TOTAL WARRANTS.............................................       351,593
                                                             ------------
TOTAL LONG-TERM INVESTMENTS (95.0%) (COST $118,631,167)....   168,410,709
                                                             ------------
                                                        PAR
                                                      VALUE
                                               ------------
SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
    Chase Securities, Inc., 2.60%, dated       $  5,448,000
      12/31/99, due 1/3/00, to be
      repurchased at $5,449,180
      collateralized by $5,563,676
      U.S. Treasury Notes, 6.125%,
      due 12/31/01, valued at $5,563,676
      (COST $5,448,000)....................................     5,448,000
                                                             ------------
TOTAL INVESTMENTS IN SECURITIES (98.1%)
  (COST $124,079,167)......................................   173,858,709
FOREIGN CURRENCY (0.2%) (COST $380,808)....................       380,212
                                                             ------------
TOTAL INVESTMENTS (98.3%) (COST $124,459,975)..............   174,238,921
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)...............     3,077,491
                                                             ------------
NET ASSETS (100%)..........................................  $177,316,412
                                                             ============

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value-see note A-1 to financial statements
(c)   --  144A Security - Certain conditions for public sale may exist.
(d) -- Restricted as to public resale. Total value of restricted securities at December 31,1999 was $511,308 or 0.29% of net assets (Total cost $1,500,000).
(e) -- The Fund is advised by an affiliate which earns a management fee as advisor to the Fund.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

----------------------------------------------------------------

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                               PERCENT OF
INDUSTRY                           VALUE       NET ASSETS
--------                        ------------   ----------
Services......................  $ 54,012,329      30.5%
Capital Equipment.............    45,515,228      25.7
Consumer Goods................    26,060,467      14.7
Finance.......................    20,776,696      11.7
Materials.....................    12,115,579       6.8
Energy........................     7,669,118       4.3
Multi-Industry................     2,261,292       1.3
                                ------------      ----
                                $168,410,709      95.0%
                                ============      ====

---------------
+ Classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


----------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Cost $124,079,167)..............  $ 173,858,709
  Foreign Currency (Cost $380,808)...        380,212
  Cash...............................      2,140,713
  Receivable for:
    Fund Shares Sold.................      2,264,269
    Investments Sold.................        538,084
    Dividends........................        164,197
    Foreign Witholding Tax Reclaim...          3,049
    Interest.........................            718
  Other..............................         95,182
                                       -------------
    Total Assets.....................    179,445,133
                                       -------------
LIABILITIES:
  Payable for:
    Deferred Country Tax.............        804,532
    Investments Purchased............        477,145
    Fund Shares Redeemed.............        264,116
    Distribution Fees................        157,902
    Investment Advisory Fees.........        145,440
    Custody Fees.....................        144,560
    Shareholder Reporting Expenses...         37,568
    Administrative Fees..............         35,040
    Professional Fees................         22,100
    Directors' Fees and Expenses.....         20,474
    Transfer Agent Fees..............         16,592
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts......            274
  Other..............................          2,978
                                       -------------
    Total Liabilities................      2,128,721
                                       -------------
NET ASSETS...........................  $ 177,316,412
                                       =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par
    value, Shares Authorized
    2,625,000,000)...................  $      12,836
  Paid in Capital in Excess of Par...    175,500,350
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Translations*....................     49,017,700
  Accumulated Net Investment Loss....     (2,562,549)
  Accumulated Net Realized Loss......    (44,651,925)
                                       -------------
NET ASSETS...........................  $ 177,316,412
                                       =============
CLASS A SHARES:
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $90,320,585 and
    6,424,822 Shares Outstanding)....  $       14.06
                                       =============
  Maximum Sales Charge...............          5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x
    100/(100 - maximum sales
    charge)).........................  $       14.92
                                       =============
CLASS B SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $56,093,062 and 4,136,168 Shares
    Outstanding)**...................  $       13.56
                                       =============
CLASS C SHARES:
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $30,902,765 and 2,274,563 Shares
    Outstanding)**...................  $       13.59
                                       =============

---------------

  *  Net of accrual for deferred country tax of approximately U.S.
     $713,750.
 **  Redemption price may be subject to a contingent deferred sales charge.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


--------------------------------------------------
INVESTMENT INCOME:
  Dividends..........................  $   128,126
  Less Foreign Taxes Withheld........      (19,517)
                                       -----------
   Total Income......................      108,609
                                       -----------
EXPENSES:
  Investment Advisory Fees...........      794,689
  Country Tax Expense................      507,652
  Distribution Fees (Attributed to
    Classes A, B and C of $79,683,
    $202,746 and $114,439,
    respectively)....................      396,868
  Custodian Fees.....................      200,373
  Administrative Fees................      165,713
  Shareholder Reports................       53,654
  Transfer Agent Fees................       45,183
  Professional Fees..................       31,398
  Filing and Registration Fees.......       16,207
  Directors' Fees and Expenses.......       10,863
  Other..............................        3,132
                                       -----------
   Total Expenses....................    2,225,732
   Less Expense Reductions...........     (108,572)
                                       -----------
   Net Expenses......................    2,117,160
                                       -----------
Net Investment Income/Loss...........   (2,008,551)
                                       -----------
NET REALIZED GAIN/LOSS ON:
  Investments........................   14,637,952
  Foreign Currency Transactions......     (178,623)
                                       -----------
Net Realized Gain/Loss...............   14,459,329
                                       -----------
NET UNREALIZED
  APPRECIATION/DEPRECIATION:
  Beginning of the Period............   10,264,407
                                       -----------
  End of the Period:
    Investments......................   49,779,542
    Foreign Currency Translations....     (761,842)
                                       -----------
                                        49,017,700
                                       -----------
Net Unrealized
  Appreciation/Depreciation During
  the Peirod.........................   38,753,293
                                       -----------
Net Realized Gain/Loss and Net
  Unrealized
  Appreciation/Depreciation..........   53,212,622
                                       -----------
NET INCREASE/DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $51,204,071
                                       ===========

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1999         YEAR ENDED
                                                           (UNAUDITED)      JUNE 30, 1999
-----------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss......................  $      (2,008,551)  $          94,000
  Net Realized Gain/Loss..........................         14,459,329         (31,365,000)
  Net Unrealized Appreciation/Depreciation........         38,753,293          47,616,000
                                                    -----------------   -----------------
  Net Increase/Decrease in Net Assets Resulting
    from Operations...............................         51,204,071          16,345,000
                                                    -----------------   -----------------
DISTRIBUTIONS:
  In Excess of Net Realized Gain:
    Class A.......................................                 --              (1,000)
    Class B.......................................                 --              (1,000)
    Class C.......................................                 --              (1,000)
                                                    -----------------   -----------------
                                                                   --              (3,000)
                                                    -----------------   -----------------
  Return of Capital:
    Class A.......................................                 --             (29,000)
    Class B.......................................                 --             (14,000)
    Class C.......................................                 --              (9,000)
                                                    -----------------   -----------------
                                                                   --             (52,000)
                                                    -----------------   -----------------
  Net Decrease in Net Assets Resulting from
    Distributions.................................                 --             (55,000)
                                                    -----------------   -----------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed......................................         46,497,784          59,525,000
  Distributions Reinvested........................                 --              54,000
  Redeemed........................................        (43,853,687)        (92,463,000)
                                                    -----------------   -----------------
  Net Increase/Decrease in Net Assets Resulting
    from Capital Share Transactions...............          2,644,097         (32,884,000)
                                                    -----------------   -----------------
  Total Increase/Decrease in Net Assets...........         53,848,168         (16,594,000)
NET ASSETS--Beginning of Period...................        123,468,244         140,062,000
                                                    -----------------   -----------------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(2,562,549) and
  $(554,000), respectively).......................  $     177,316,412   $     123,468,000
                                                    =================   =================
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) CLASS A:
    --------
   Shares:
     Subscribed...................................          3,390,128           6,660,000
     Distributions Reinvested.....................                 --               4,000
     Redeemed.....................................         (3,378,912)         (9,639,000)
                                                    -----------------   -----------------
   Net Increase/Decrease in Class A Shares
     Outstanding..................................             11,216          (2,975,000)
                                                    =================   =================
   Dollars:
     Subscribed...................................  $      36,077,112   $      48,869,000
     Distributions Reinvested.....................                 --              30,000
     Redeemed.....................................        (34,765,394)        (68,213,000)
                                                    -----------------   -----------------
   Net Increase/Decrease..........................  $       1,311,718   $     (19,314,000)
                                                    =================   =================
   Ending Paid in Capital.........................  $      89,329,455   $      88,430,000+
                                                    =================   =================
   CLASS B:
     -----------
   Shares:
     Subscribed...................................            722,426             935,000
     Distributions Reinvested.....................                 --               2,000
     Redeemed.....................................           (597,022)         (1,605,000)
                                                    -----------------   -----------------
   Net Increase/Decrease in Class B Shares
     Outstanding..................................            125,404            (668,000)
                                                    =================   =================
   Dollars:
     Subscribed...................................  $       7,348,235   $       7,223,000
     Distributions Reinvested.....................                 --              14,000
     Redeemed.....................................         (5,955,773)        (11,281,000)
                                                    -----------------   -----------------
   Net Increase/Decrease..........................  $       1,392,462   $      (4,044,000)
                                                    =================   =================
   Ending Paid in Capital.........................  $      53,551,129   $      52,409,000+
                                                    =================   =================
   CLASS C
     -----------
   Shares:
     Subscribed...................................            298,178             462,000
     Distributions Reinvested.....................                 --               1,000
     Redeemed.....................................           (310,386)         (1,857,000)
                                                    -----------------   -----------------
   Net Increase/Decrease in Class C Shares
     Outstanding..................................            (12,208)         (1,394,000)
                                                    =================   =================
   Dollars:
     Subscribed...................................  $       3,072,437   $       3,433,000
     Distributions Reinvested.....................                 --              10,000
     Redeemed.....................................         (3,132,520)        (12,969,000)
                                                    -----------------   -----------------
   Net Increase/Decrease..........................  $         (60,083)  $      (9,526,000)
                                                    =================   =================
   Ending Paid in Capital.........................  $      32,632,602   $      32,835,000+
                                                    =================   =================

-----------------

  + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                          CLASS A
                                       ------------------------------------------------------------------------------
                                          SIX MONTHS
                                               ENDED                                                          JULY 6,
                                        DECEMBER 31,                  YEAR ENDED JUNE 30,                    1994* TO
                                                1999     ---------------------------------------------       JUNE 30,
SELECTED PER SHARE DATA AND RATIOS      (UNAUDITED)#       1999#       1998#         1997         1996           1995
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................          $      9.865      $ 7.984     $ 13.47     $  12.06     $  10.61      $  12.00
                                       ------------      -------     -------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...              (0.145)       0.032          --         0.01         0.05          0.05
  Net Realized and Unrealized
    Gain/Loss................                 4.338        1.853       (4.49)        1.57         1.44         (1.44)
                                       ------------      -------     -------     --------     --------      --------
  Total From Investment
    Operations...............                 4.193        1.885       (4.49)        1.58         1.49         (1.39)
                                       ------------      -------     -------     --------     --------      --------
DISTRIBUTIONS
  Net Investment Income......                    --           --          --           --        (0.04)           --
  In Excess of Net Investment
    Income...................                    --           --          --        (0.04)          --            --
  Net Realized Gain..........                    --           --       (0.73)       (0.13)          --            --
  In Excess of Net Realized
    Gain.....................                    --       (0.004)      (0.27)          --           --            --
  Return of Capital..........                    --       (0.000)++       --           --           --            --
                                       ------------      -------     -------     --------     --------      --------
  Total Distributions........                    --       (0.004)      (1.00)       (0.17)       (0.04)           --
                                       ------------      -------     -------     --------     --------      --------
NET ASSET VALUE, END OF PERIOD...      $     14.058      $ 9.865     $  7.98     $  13.47     $  12.06      $  10.61
                                       ============      =======     =======     ========     ========      ========
TOTAL RETURN (1)............                  41.84%**     23.92%     (34.31)%      13.54%       14.16%       (11.58)%**
                                       ============      =======     =======     ========     ========      ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................          $     90,320      $63,273     $74,959     $119,022     $114,850      $ 26,091
Ratio of Expenses to Average Net
  Assets.....................                  2.15%        2.34%       2.27%        2.21%        2.16%         2.33%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                 (2.82)%       0.44%       0.04%       (0.06)%       0.93%         0.81%
Portfolio Turnover Rate......                    51%**       132%         99%          82%          42%           32%**
---------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...          $       0.01      $  0.02     $  0.03     $   0.03     $   0.02      $   0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                  3.12%        2.56%       2.60%        2.41%        2.56%         3.10%
  Net Investment Income/Loss to
    Average Net Assets.......                 (2.94)%       0.22%      (0.24)%      (0.27)%       0.53%         0.04%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expenses and interest
  expenses...................                  2.15%        2.15%       2.15%        2.15%        2.15%         2.15%
---------------------------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                       ------------------------------------------------------------------
                                          SIX MONTHS
                                               ENDED                                            AUGUST 1,
                                        DECEMBER 31,           YEAR ENDED JUNE 30,               1995+ TO
                                                1999     -------------------------------         JUNE 30,
SELECTED PER SHARE DATA AND RATIOS      (UNAUDITED)#       1999#       1998#        1997             1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................          $      9.553      $ 7.784     $ 13.24     $ 11.94     $      10.91
                                       ------------      -------     -------     -------     ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...              (0.178)      (0.021)      (0.07)      (0.03)            0.01
  Net Realized and Unrealized
    Gain/Loss................                 4.187        1.794       (4.39)       1.50             1.02
                                       ------------      -------     -------     -------     ------------
  Total From Investment
    Operations...............                 4.009        1.773       (4.46)       1.47             1.03
                                       ------------      -------     -------     -------     ------------
DISTRIBUTIONS
  Net Investment Income......                    --           --          --          --
  In Excess of Net Investment
    Income...................                    --           --          --       (0.04)              --
  Net Realized Gain..........                    --           --       (0.73)      (0.13)              --
  In Excess of Net Realized
    Gain.....................                    --       (0.004)      (0.27)         --               --
  Return of Capital..........                    --       (0.000)++       --          --               --
                                       ------------      -------     -------     -------     ------------
  Total Distributions........                    --       (0.004)      (1.00)      (0.17)              --
                                       ------------      -------     -------     -------     ------------
NET ASSET VALUE, END OF PERIOD...      $     13.562      $ 9.553     $  7.78     $ 13.24     $      11.94
                                       ============      =======     =======     =======     ============
TOTAL RETURN (1)............                  41.47%**     22.99%     (34.76)%     12.67%            9.45%**
                                       ============      =======     =======     =======     ============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................          $     56,093      $38,313     $36,423     $35,966     $     10,416
Ratio of Expenses to Average Net
  Assets.....................                  2.90%        3.09%       3.02%       2.96%            2.91%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                 (3.57)%      (0.29)%     (0.67)%     (0.64)%           0.30%
Portfolio Turnover Rate......                    51%**       132%         99%         82%              42%**
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income/Loss...          $       0.01      $  0.02     $  0.03     $  0.01     $       0.02
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                  3.87%        3.31%       3.35%       3.17%            3.31%
  Net Investment Income/Loss to
    Average Net Assets.......                 (3.69)%      (0.51)%     (0.97)%     (0.87)%          (0.10)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expenses and interest
  expenses...................                  2.90%        2.90%       2.90%       2.90%            2.90%

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized.
  +  The Fund began offering Class B shares on August 1, 1995.
 ++  Amount is less than $0.001 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS (CONT.)
--------------------------------------------------------------------------------

                                                                             CLASS C
                                    ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                YEAR ENDED JUNE 30,
                                       DECEMBER 31, 1999     ------------------------------------------       JULY 6, 1994* TO
SELECTED PER SHARE DATA AND RATIOS          (UNAUDITED)#       1999#       1998#        1997       1996          JUNE 30, 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................       $              9.569     $ 7.791     $ 13.26     $ 11.93    $ 10.53    $             12.00
                                    --------------------     -------     -------     -------    -------    -------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...                   (0.178)     (0.023)      (0.08)      (0.08)     (0.01)                    --
  Net Realized and Unrealized
    Gain/Loss................                      4.195       1.805       (4.39)       1.55       1.41                  (1.47)
                                    --------------------     -------     -------     -------    -------    -------------------
  Total From Investment
    Operations...............                      4.017       1.782       (4.47)       1.47       1.40                  (1.47)
                                    --------------------     -------     -------     -------    -------    -------------------
DISTRIBUTIONS
  In Excess of Net Investment
    Income...................                         --          --          --       (0.01)        --                     --
  Realized Gain..............                         --          --       (0.73)      (0.13)        --                     --
  In Excess of Net Realized
    Gain.....................                         --      (0.004)      (0.27)         --         --                     --
  Return of Capital..........                         --      (0.000)++       --          --         --                     --
                                    --------------------     -------     -------     -------    -------    -------------------
  Total Distributions........                         --      (0.004)      (1.00)      (0.14)        --                     --
                                    --------------------     -------     -------     -------    -------    -------------------
NET ASSET VALUE, END OF PERIOD...   $             13.586     $ 9.569     $  7.79     $ 13.26    $ 11.93    $             10.53
                                    ====================     =======     =======     =======    =======    ===================
TOTAL RETURN (1)............                       41.38%**    23.09%     (34.73)%     12.66%     13.30%                (12.25)%**
                                    ====================     =======     =======     =======    =======    ===================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)....................       $             30,903     $21,882     $28,680     $57,958    $43,601    $            22,245
Ratio of Expenses to Average Net
  Assets.....................                       2.90%       3.09%       3.01%       2.96%      2.91%                  3.08%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets.....................                      (3.57)%     (0.32)%     (0.76)%     (0.79)%    (0.11)%                 0.06%
Portfolio Turnover Rate......                         51%**      132%         99%         82%        42%                    32%**
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
  Investment Income/Loss.....       $               0.01     $  0.02     $  0.03     $  0.02    $  0.03    $              0.04
Ratios Before Expense Limitation:
  Expenses to Average Net
    Assets...................                       3.87%       3.31%       3.34%       3.17%      3.34%                  3.90%
  Net Investment Income/Loss to
    Average Net Assets.......                      (3.69)%     (0.54)%     (1.03)%     (1.00)%    (0.54)%                (0.76)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expenses and interest
  expenses...................                       2.90%       2.90%       2.90%       2.90%      2.90%                  2.90%

--------------------------------------------------------------------------------

  *  Commencement of operations.
 **  Non-Annualized.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  #  Changes per share are based upon monthly average shares outstanding.

--------------
          14
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN EMERGING MARKETS FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Emerging Markets Fund, (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks long-term capital appreciation by investing primarily in equity securities of emerging country issues. The Fund commenced operations on July 6, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                           CONTINGENT
                                            DEFERRED
                                          SALES CHARGE
                                       ------------------
YEAR OF REDEMPTION                     CLASS B   CLASS C
------------------                     --------  --------
First................................   5.00%     1.00%
Second...............................   4.00%     None
Third................................   3.00%     None
Fourth...............................   2.50%     None
Fifth................................   1.50%     None
Thereafter...........................   None      None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on an accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and

                                                              ------------------
                                                                    15

                        VAN KAMPEN EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $45,443,000 which will expire June 30, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to June 30, 1999 the Fund incurred and elected to defer until July 1, 1999, for U.S. Federal income tax purposes, net currency and capital losses of approximately $10,331,000.

At December 31, 1999, cost and unrealized appreciation/ depreciation for the U.S. Federal income tax purposes of the investments of the Fund was:

                                                                        NET
                                                                   APPRECIATION/
                COST                     APPREC.       DEPREC.     DEPRECIATION
-------------------------------------  -----------  -------------  -------------
            $124,079,167               $65,712,958  $(15,933,416)   $49,779,542

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             CLASS B
                     CLASS A               AND CLASS C
                  MAX. OPERATING          MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO           EXPENSE RATIO
------------  ----------------------  ----------------------
   1.25%              2.15%                   2.90%

-----------------------
          16

                        VAN KAMPEN EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

For the period ended December 31, 1999, the Fund recognized expenses of $3,774 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B and Class C shares of the Fund, on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $128,293 for Class A shares and deferred sales charges of $69,756, and $936 for Class B shares and Class C shares, respectively.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the period ended December 31, 1999, the Fund incurred $6,736 as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At December 31, 1999, the Fund owned shares of affiliated funds for which the Fund earned dividend income of $1,098 during the period.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $64,070,733 and sales of $70,717,704 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain/loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

                                                              ------------------
                                                                    17

                        VAN KAMPEN EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

At December 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION/
FORWARD CURRENCY CONTRACTS                                 VALUE    DEPRECIATION
--------------------------                                --------  -------------
LONG CONTRACTS:
South African Rand,
  910,010 expiring 1/5/00...............................  $147,833      $(136)
                                                          ========      =====
SHORT CONTRACTS:
Greek Drachma,
  30,956,376 expiring 1/3/00............................  $ 94,561      $(138)
                                                          ========      =====
                                                                        $(274)
                                                                        =====

2. SWAP AGREEMENTS: The Fund may enter into total return swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

At December 31, 1999, the Fund had no open swap agreements.

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                        VAN KAMPEN EMERGING MARKETS FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Emerging Markets Fund (the "Fund") was held on December 15, 1999. The descriptin of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR   WITHHELD
                                                              ---------   --------
J. Miles Branagan...........................................  7,357,916    30,417
Jerry D. Choate.............................................  7,356,916    31,417
Linda Hutton Heagy..........................................  7,356,916    31,417
R. Craig Kennedy............................................  7,357,488    30,845
Mitchell M. Merin...........................................  7,355,909    32,424
Jack E. Nelson..............................................  7,356,916    31,417
Richard F. Powers, III......................................  7,355,909    32,424
Phillip B. Rooney...........................................  7,356,676    31,657
Fernando Sisto..............................................  7,358,298    32,035
Wayne W. Whalen.............................................  7,356,744    31,589
Suzanne H. Woolsey..........................................  7,354,715    33,618
Paul G. Yovovich............................................  7,356,916    31,417

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                        7,350,180    12,611    25,532

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask

your financial advisor for a prospectus, which

contains more complete information, including

sales charges, risks, and expenses. Please read

it carefully before you invest or send money.

To view a current Van Kampen fund

prospectus or to receive additional fund

information, choose from one of the following:

- visit our Web site at www.vankampen.com -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing Impaired, call 1-800-421-2833.

-  e-mail us by visiting www.vankampen.com
   and selecting CONTACT US

* Closed to new investors

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of Sciences/
 National Research Council, and former Chairman of the German
 Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

    1 Parkview Plaza -- P.O. Box 5555 -- Oakbrook Terrace, IL 60181-5555 --
                               www.vankampen.com

       MSEM SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       455 555 655

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1999

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders..........................    1
Economic Snapshot...............................    2
Investment Overview.............................    3
Portfolio of Investments........................    6
Statement of Assets and Liabilities.............   10
Statement of Operations.........................   11
Statement of Changes in Net Assets..............   12
Financial Highlights ...........................   13
Notes to Financial Statements...................   15
Additional Information..........................   19

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 2000

Dear Shareholder:

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers, III                                 Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

                                                              ------------------

                               ECONOMIC SNAPSHOT

--------------------------------------------------------------------------------

ECONOMIC GROWTH

The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

The job market remained vibrant throughout the year, with 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                           U.S GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 THIRD QUARTER 1997 THROUGH FOURTH QUARTER 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97Q3  4.0%
97Q4  3.1%
98Q1  6.7%
98Q2  2.1%
98Q3  3.8%
98Q4  5.9%
99Q1  3.7%
99Q2  1.9%
99Q3  5.7%
99Q4  5.8%

--------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              INVESTMENT OVERVIEW

--------------------------------------------------------------------------------
                COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States           35.2%
Brazil                  14.6%
Other                   11.7%
Argentina               11.0%
Mexico                   8.9%
Russia                   4.5%
Venezula                 3.1%
Netherlands              2.9%
United Kingdom           2.5%
Bulgaria                 2.0%
Philippines              1.8%
Short-Term Investments   1.8%

                ------------------------------------------------

                                TOTAL RETURNS**

                                                                       WORLDWIDE
                                    CLASS A    CLASS B    CLASS C     HIGH INCOME
                                     SHARES     SHARES     SHARES    BLENDED INDEX
                                    --------   --------   --------   -------------
Six Months
  With Sales Charge*..............     4.81%      5.61%      8.61%             N/A
  Without Sales Charge***.........    10.00%      9.61%      9.61%           6.65%
One Year
  With Sales Charge*..............    12.37%     13.04%     15.92%             N/A
  Without Sales Charge***.........    18.02%     17.04%     16.92%          12.41%
Average Annual Five Year
  With Sales Charge*..............    10.24%        N/A     10.46%             N/A
  Without Sales Charge***.........    11.31%        N/A     10.46%          12.50%
Since Inception
  With Sales Charge*..............     9.16%      9.39%      9.26%             N/A
  Without Sales Charge***.........    10.10%      9.61%      9.26%          11.34%
Commencement Date.................   4/21/94     8/1/95    4/21/94             N/A

The Worldwide High Income Blended Index is an unmanaged index composed of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Latin Eurobond Index, and 25 percent J.P. Morgan Emerging Markets Bond Index Plus.

  * The returns above are calculated using the maximum sales charge for Class A shares (4.75%) and the applicable deferred sales charge for Class B (5%) and Class C (1%) shares.

 ** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.

*** Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge for early withdrawal (5% for Class B shares and 1% for Class C shares).

        YIELD INFORMATION AS OF DECEMBER 31, 1999
                                                 30 DAY
                                                 CURRENT
                                                 YIELD+
                                                  -----
Class A....................................       12.97%
Class B....................................       12.20%
Class C....................................       12.20%

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

          ------------------------------------------------------------

TOP FIVE HOLDINGS
                                                        PERCENT OF
SECURITY                                      COUNTRY   NET ASSETS
--------                                     ---------  ----------
Federated Republic of Brazil, Series C,
 PIK, 8.00%, 4/15/14                          Brazil       5.3%
Federated Republic of Brazil 14.50%,
 10/15/09                                     Brazil       5.2%
Government of Russia 11.00%, 7/24/18          Russia       4.5%
United Mexican States 10.375%, 2/17/09        Mexico       2.8%
Republic of Argentina 11.375%, 1/30/17       Argentina     2.4%

TOP FIVE SECTORS+
                                                         PERCENT OF
SECTOR                                        VALUE      NET ASSETS
------                                     -----------   ----------
Foreign Government & Agency Obligations    $64,155,319     34.0%
Telecommunications                          42,507,361     22.5%
Broadcast-Radio & Television                12,905,912      6.8%
Services                                    12,484,090      6.6%
Multi-Industry                              11,509,736      6.1%
+These sectors represent broad groupings of related industries.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
            PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                                              ------------------
                                                                    3

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE SUBADVISER OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE FUND IS MANAGED BY ROBERT E. ANGEVINE, GORDON W. LOERY, STEPHEN F. ESSER, AND ABIGAIL L. MCKENNA OF MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A: Conditions were favorable for emerging-market debt and high-yield securities in the second half of the year as investors regained confidence in the global economy. Economic growth was more robust than expected, particularly in regions of the world that had struggled earlier in the year. More importantly, it was apparent that Europe and non-Japan Asia were beginning a recovery that would allow both regions to help perpetuate world growth, much as the United States had done during the Asian crisis of 1998.

Concurrent with global growth was a sharp increase in commodity prices. In particular, oil prices went from $9.00 per barrel to $26.00 per barrel. Furthermore, prices for other commodities such as wheat, zinc, nickel, pulp, paper, and steel rose from all-time lows. Finally, concerns surrounding potential year 2000 computer problems began to dissipate, and investors became more comfortable with riskier asset classes, such as emerging markets and high-yield securities.

Interest in European high-yield issues was particularly strong during the period. The initial skepticism toward European high-yield issuers, which generally lead to bond market inefficiencies, subsided as investors poured funds into this new asset class. Overall, the high-yield market in Europe presented more favorable investment opportunities than the United States. European high-yield bonds were affordable, while the risk associated with U.S. high-yield bonds didn't take into consideration the current default rates. Numerous companies in the telecommunications, health-care, and energy sectors fell victim to default, forcing an increase in U.S. high-yield risk premiums. In terms of specific sectors, media and telecommunications performed well, paced by increased investment and strong merger-and-acquisition activity.

Q: WHAT STRATEGIES DID YOU PURSUE IN THESE CONDITIONS?

A: We started the period with an overweighted position in emerging market debt compared to high-yield securities. Within high-yield securities, we favored European issues. The Fund benefited from our emerging-market debt overweight strategy through the end of November as interest rates in emerging-market debt tightened relative to those in high-yield securities. In particular, at the beginning of the period emerging market debt generally offered an additional 2.5 percent in yield over high-yield securities, but by December the advantage had declined to 0.65 percent. The Fund had significant sovereign and corporate positions in Latin America, with big holdings in Argentina, Brazil, and Mexico. Following a strong rally in December, we felt that prices of emerging market debt had benefited from most of the global healing scenario, so we began to reduce our significant overweighted position in favor of U.S. high-yield securities, which had been significantly outpaced by European high-yield during the period.

One decision that hurt the Fund's returns was an underweighted position in Venezuela, which performed well during the period. We maintained this position because we were uncomfortable with the sustainability of the rally in oil prices. We felt that any negative change in oil prices would hurt our position in Venezuela. Plus, we were concerned with the election of Hugo Chavez, who was consolidating power and proposing major changes to the Venezuelan constitution. Our caution remains.

Q: HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A: For Class A shares at net asset value, the Fund generated a total return of
10.00 percent for the six-month period ended December 31, 1999. By comparison, the Worldwide High Income Blended Index generated a total return of 6.65 percent for the same six-month period. This benchmark is

-----------------------
           4

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
INVESTMENT OVERVIEW (CONT.)
--------------------------------------------------------------------------------

comprised of 50 percent CS First Boston High Yield Index, 25 percent J.P. Morgan Latin Eurobond Index, and 25 percent J.P. Morgan Emerging Markets Bond Index Plus. Past performance does not guarantee future results.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: Looking into the new year, the outlook for emerging market debt remains favorable and encouraging. The asset class is attractive both in terms of income and prospects for price appreciation. Compared to U.S. Treasury rates, the J.P. Morgan Emerging Markets Bond Index Plus offers approximately 8.5 percent higher yield.

The global environment continues to be supportive. Emerging markets are facing a world in which economic growth looks to be both higher and better synchronized across regions. Moreover, the developing world is benefiting from evidence of improved investor risk appetite, which should be visible in higher capital inflows. Finally, commodity prices remain on an upward trend, which should help key emerging countries.

We expect high-yield securities to continue their performance from the second half of 1999. Due to increased default rates and the potential for higher overall Treasury rates, we see high-yield interest rates beginning the year at fair value. The widely quoted Merrill Lynch Master II index began the new year yielding 4.5 percent higher than Treasuries. We are finally seeing double-digit yields, which could translate into a low double-digit return for the high-yield asset class. European high-yield indices performed well last year and are showing lower starting yields than in 1999. Nevertheless, we believe the fundamentals for this newer asset class continue to bode well for another year of solid returns.

                                                              ------------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------

CORPORATES BONDS & NOTES (55.0%)
  ARGENTINA (4.0%)
$       1,270,000   Acindar Industry Argentina 11.25%, 2/15/04.......  $    996,950
     (b)1,100,000   Cablevision S.A. 13.75%, 5/1/09..................     1,075,250
 ARP (b)5,392,000   CIA International
                      Telecommunications
                      10.375%, 8/1/04................................     4,475,987
$      (b)945,000   Multicanal S.A. 13.125%, 4/15/09.................       926,544
                                                                       ------------
                                                                          7,474,731
                                                                       ------------
  AUSTRALIA (0.5%)
          220,000   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       187,550
          745,000   Murrin Murrin Holdings 9.375%, 8/31/07...........       666,775
                                                                       ------------
                                                                            854,325
                                                                       ------------
  BRAZIL (1.7%)
   (b,c)3,500,000   Banco Nacional Deseny Econo 12.193%, 6/16/08.....     3,176,250
                                                                       ------------
  CHILE (0.9%)
     (b)1,650,000   Embotelladora Arica S.A. 9.875%, 3/15/06.........     1,724,250
                                                                       ------------
  COLOMBIA (0.6%)
     (d)2,000,000   Occidente Y Caribe 0.00%, 3/15/04................     1,100,000
                                                                       ------------
  INDIA (0.2%)
       (b)400,000   Reliance Industries, Inc. 10.50%, 8/6/46.........       384,120
                                                                       ------------
  INDONESIA (0.8%)
          300,000   Indah Kiat International, Series B, 11.875%,
                      6/15/02........................................       267,000
        1,500,000   Tjiwi Kimia International BV 13.25%, 8/1/01......     1,335,000
                                                                       ------------
                                                                          1,602,000
                                                                       ------------
  LUXEMBURG (0.2%)
  EUR  (b)485,727   Sirona Dental Systems 9.125%, 7/15/08............       377,133
                                                                       ------------
  MEXICO (4.1%)
$     (b)1,300,000  Nuevo Grupo Iusacell S.A. 14.25%, 12/1/06........     1,355,250
     (b)3,450,000   Sanluis Corp. S.A. 8.875%, 3/18/08...............     3,096,375
        3,800,000   TV Azteca S.A. 10.125%, 2/15/04..................     3,391,500
                                                                       ------------
                                                                          7,843,125
                                                                       ------------
  NETHERLANDS (2.8%)
          500,000   Hermes Europe Railtel BV 10.375%, 1/15/09........       495,000
          975,000   Hermes Europe Railtel BV 11.50%, 8/15/07 Senior
                      Notes..........................................     1,004,250
     (b)1,100,000   PTC International Finance BV 11.25%, 12/1/09.....     1,085,614
  EUR  (b)875,000   Tele 1 Europe BV 13.00%, 5/15/09.................       935,243
$       1,825,000   United Pan-Europe Communications 10.875%,
                      8/1/09.........................................     1,843,250
                                                                       ------------
                                                                          5,363,357
                                                                       ------------

              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------
  PHILIPPINES (1.8%)
$    (b)2,550,000   Bayan Telecommunications 13.50%, 7/15/06.........  $  2,244,000
     (b)1,025,000   Globe Telecom 13.00%, 8/1/09.....................     1,071,125
                                                                       ------------
                                                                          3,315,125
                                                                       ------------
  POLAND (1.0%)
 EUR    1,900,000   Netia Holdings 13.50%, 6/15/09...................     1,982,918
                                                                       ------------
  QUATAR (0.2%)
$      (b)375,000   Ras Laffan Liquid National Gas 8.294%, 3/15/14...       353,479
                                                                       ------------
  TURKEY (1.4%)
     (b)2,440,000   Cellco Finance 15.00%, 8/1/05....................     2,647,400
                                                                       ------------
  UNITED KINGDOM (2.5%)
  EUR     963,785   Colt Telecom Group plc 7.625%, 7/31/08...........       966,973
$    (b,d)940,000   Dolphin Telecommunications plc 0.00%, 6/1/08.....       469,185
   (b,d)1,350,000   Dolphin Telecommunications plc 0.00%, 5/15/09....       627,750
  EUR     664,679   Esprit Telecommunication Group plc 11.00%,
                      6/15/08........................................       673,580
$         620,000   HMV Media Group, Inc. 10.875%, 5/15/08...........       921,248
 EUR (d)1,610,569   RSL Communications plc 0.00%, 3/1/08.............     1,031,250
                                                                       ------------
                                                                          4,689,986
                                                                       ------------
  UNITED STATES (32.3%)
$         750,000   Adelphia Communications, Series B, 7.75%,
                      1/15/09........................................       672,188
          600,000   Adelphia Communications, Series B, 8.375%,
                      2/1/08.........................................       559,500
          800,000   Adelphia Communications, Series B, 9.875%,
                      3/1/07.........................................       810,000
          885,000   Adelphia Communications, Series B, 12.25%,
                      4/1/08.........................................       694,725
          925,000   American Cellular Corp. 10.50%, 5/15/08..........     1,019,812
       (b)914,659   CA FM Lease Trust 8.50%, 7/15/17.................       850,633
          350,000   Chancellor Media Corp. 9.00%, 10/1/08............       363,125
        1,365,000   Chancellor Media Corp., Series B, 8.125%,
                      12/15/07.......................................     1,358,175
          600,000   CMS Energy 7.50%, 1/15/09........................       547,182
        2,500,000   Columbia/HCA Healthcare 7.69%, 6/15/25...........     2,044,125
           85,000   Columbia/HCA Healthcare 8.13%, 8/4/03 MTN........        83,143
        1,325,000   Columbia/HCA Healthcare 8.85%, 1/1/07 MTN........     1,308,782
          660,000   Dobson Communications Corp. 11.75%, 4/15/07......       762,300
          700,000   D.R. Horton, Inc. 8.00%, 2/1/09..................       644,000
          739,644   DR Securitized Lease Trust, Series 1993-K1,
                      Class A1, 6.66%, 8/15/10.......................       645,088

-----------------------
           6
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------
  UNITED STATES (CONT.)
$         852,295   DR Securitized Lease Trust, Series 1994-K1,
                      Class A1, 7.60%, 8/15/07.......................  $    798,439
          250,000   DR Securitized Lease Trust, Series 1994-K1,
                      Class A2, 8.375%, 8/15/15......................       221,708
        1,050,000   Echostar DBS Corp. 9.375%, 2/1/09................     1,053,675
       (b)300,000   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       286,674
          165,000   Entex Information Services 12.50%, 8/1/06........        66,000
        1,600,000   Global Crossing Holdings Ltd. 9.625%, 5/15/08....     1,596,000
          770,000   Globalstar LP/Capital 11.375%, 2/15/04...........       508,200
          125,000   Globalstar LP/Capital 11.50%, 6/1/05.............        81,250
        1,330,000   Harrahs Operating Co., Inc. 7.875%, 12/15/05.....     1,280,125
        1,400,000   Hayes Lemmerz International, Inc. 8.25%,
                      12/15/08.......................................     1,285,368
          930,000   Hilton Hotels 7.95%, 4/15/07.....................       874,200
        1,355,000   HMH Properties, Inc., Series A, 7.875%,
                      8/1/05.........................................     1,260,150
     (b)1,060,000   Horseshoe Gaming Holdings 8.625%, 5/15/09........     1,017,600
          950,000   Host Marriott Travel Plaza, Series B, 9.50%,
                      5/15/05........................................       989,900
     (b)1,175,000   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,213,187
 EUR (b)1,150,000   Huntsman ICI Chemicals 10.125%, 7/1/09...........     1,197,289
$     (d)3,100,000  Intermedia Communications, Series B, 0.00%,
                      7/15/07........................................     2,309,500
     (a,f)815,000   Iridium LLC/Capital Corp., Series A, 13.00%,
                      7/15/05........................................        36,675
       (b)300,000   Jet Equipment Trust, Series 1995-D, 11.44%,
                      11/1/14........................................       340,767
          300,000   Jet Equipment Trust, Series C-1, 11.79%,
                      6/15/13........................................       345,531
        4,045,000   Level 3 Communications, Inc. 9.125%, 5/1/08......     3,832,637
          815,000   Lyondell Chemical Co. 9.625%, 5/1/07.............       833,338
          500,000   Musicland Group, Inc. 9.00%, 6/15/03.............       482,500
          950,000   Musicland Group, Inc. 9.875%, 3/15/08............       864,500
   (d,e)4,125,000   Nextel Communications, Inc. 0.00%, 9/15/07.......     3,093,750
     (d)3,425,000   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     2,243,376
   (a,b,f)525,000   NSM Steel, Ltd. 12.25%, 2/1/08...................           525
 GBP (d)1,800,000   NTL, Inc. 0.00%, 4/1/08..........................     1,940,532
$      (b)159,669   Oil Purchase Co. 7.10%, 4/30/02..................       152,256
       (b)735,000   OnePoint Communications Corp. 14.50%, 6/1/08.....       481,425
     (b)1,100,000   Paiton Energy Funding 9.34%, 2/15/14.............       220,000
          970,000   Park Place Entertainment 7.875%, 12/15/05........       923,925
              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------
$         330,000   Primus Telecommunications Group 11.25%,
                      1/15/09........................................  $    319,275
          700,000   Primus Telecommunications Group, Series B,
                      9.875%, 5/15/08................................       644,000
          515,000   PSINet, Inc., Series B, 10.00%, 2/15/05..........       509,850
        1,575,000   PSINet, Inc., Series B, 11.00%, 8/1/09...........     1,606,500
     (d)1,325,000   RCN Corp. 0.00%, 10/15/07........................       944,062
     (d)1,300,000   Rhythms Netconnections, Inc., Series B, 0.00%,
                      5/15/08........................................       702,000
        1,340,000   RSL Communications Ltd. 9.125%, 3/1/08...........     1,192,600
           35,000   RSL Communications Ltd. 12.25%, 11/15/06.........        35,700
          800,000   SD Warren Co., Series B, 12.00%, 12/15/04........       837,000
        1,125,000   Snyder Oil Corp. 8.75%, 6/15/07..................     1,122,187
          985,000   Station Casinos, Inc. 9.75%, 4/15/07.............       994,850
          960,000   Station Casinos, Inc. 10.125%, 3/15/06...........       978,000
          500,000   Tenet Healthcare Corp. 8.125%, 12/1/08...........       467,500
        1,480,000   Tenet Healthcare Corp. 8.625%, 1/15/07...........     1,428,200
       (b)500,000   Tenneco, Inc. 11.625%, 10/15/09..................       510,000
     (d)1,900,000   Viatel, Inc., Series A, 0.00%, 4/15/08...........     1,197,000
          450,000   Vintage Petroleum 8.625%, 2/1/09.................       434,250
     (d)1,890,000   Wam!Net, Inc., Series B, 0.00%, 3/1/05...........     1,134,000
          535,000   Waste Management, Inc. 7.00%, 10/15/06...........       473,015
        1,100,000   Waste Management, Inc. 7.125%, 10/1/07...........       962,060
          200,000   Waste Management, Inc. 7.125%, 12/15/17..........       157,434
          235,000   Waste Management, Inc. 7.65%, 3/15/11............       203,336
                                                                       ------------
                                                                         61,046,599
                                                                       ------------
TOTAL CORPORATE BONDS & NOTES........................................   103,934,798
                                                                       ------------
ASSET BACKED SECURITIES (0.7%)
  UNITED STATES (0.7%)
       (b)857,314   Commercial Financial Services, Inc.,
                      Series 1997-5, Class A1, 7.72%, 6/15/05........       214,328
       (b)204,820   Long Beach Acceptance Auto Grantor Trust,
                      Series 1997-1, Class B, 14.22%, 10/26/03.......       201,935
          911,962   OHA Grantor Trust 11.00%, 1/15/04................       872,839
                                                                       ------------
TOTAL ASSET BACKED SECURITIES........................................     1,289,102
                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%)
  UNITED STATES (0.9%)
          601,851   Aircraft Lease Portfolio Securitization
                      Ltd.,Series 1996-1, Class DX, 12.75%,
                      6/15/06........................................       601,851
  (b,c)36,368,337   DLJ Mortgage Acceptance Corp.,Series 1997-CF2,
                      Class S, IO, 8.357%, 10/15/17..................       714,274

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------
  UNITED STATES (CONT.)
$      (b)150,000   DR Structured Finance, Series 1994-K2, 9.35%,
                      8/15/19........................................  $    137,168
       (b)534,716   Federal Mortgage Acceptance Corp.,
                      Series 1996-B, Class C, 7.883%, 11/1/18........       187,140
                                                                       ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS............................     1,640,433
                                                                       ------------
EUROBONDS (3.8%)
  ARGENTINA (3.8%)
     (c)1,053,179   Republic of Argentina 2.868%, 4/1/07.............       729,201
        4,550,000   Republic of Argentina 11.375%, 1/30/17...........     4,535,212
     (c)2,191,200   Republic of Argentina, Series L, 6.8125%,
                      3/31/05........................................     2,006,044
                                                                       ------------
TOTAL EUROBONDS......................................................     7,270,457
                                                                       ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (34.0%)
  ARGENTINA (3.2%)
        2,620,000   Bonos del Tesoro, Series BT02, 8.75%, 5/9/02.....     2,485,070
        3,490,000   Republic of Argentina 11.75%, 4/7/09.............     3,483,020
                                                                       ------------
                                                                          5,968,090
                                                                       ------------
  BRAZIL (12.9%)
        8,873,000   Federated Republic of Brazil 14.50%, 10/15/09....     9,853,466
     (c)3,780,000   Federated Republic of Brazil Debt Conversion
                      Bond, Series Z-L, 7.00%, 4/15/12...............     2,806,650
       13,204,578   Federated Republic of Brazil, Series C, PIK,
                      8.00%, 4/15/14.................................     9,936,445
     (c)2,200,000   Federated Republic of Brazil, Series NMB-L,
                      7.00%, 4/15/09.................................     1,773,063
                                                                       ------------
                                                                         24,369,624
                                                                       ------------
  BULGARIA (2.0%)
     (d)4,130,000   Bulgaria Front Loaded Interest Reduction Bond
                      2.75%, 7/28/12.................................     2,983,925
       (c)900,000   Republic of Bulgaria Discount Bond, Series A,
                      6.50%, 7/28/24.................................       722,813
                                                                       ------------
                                                                          3,706,738
                                                                       ------------
  CHILE (0.4%)
          795,000   ENDESA 7.75%, 7/15/08............................       754,224
                                                                       ------------
  COLOMBIA (1.0%)
       (c)626,000   Republic of Colombia 11.442%, 8/13/05............       605,655
        1,450,000   Republic of Colombia 9.75%, 4/23/09..............     1,355,750
                                                                       ------------
                                                                          1,961,405
                                                                       ------------
  ECUADOR (0.3%)
 (a,c,f)1,230,000   Republic of Ecuador Discount Bond 6.75%,
                      2/28/25........................................       477,240
                                                                       ------------
              PAR
            VALUE                                                             VALUE
-----------------------------------------------------------------------------------
  JORDAN (0.5%)
$      (c)496,000   Government of Jordan 7.00%, 12/23/23.............  $    355,880
     (b,c)828,000   Government of Jordan 7.00%, 12/23/23.............       594,090
                                                                       ------------
                                                                            949,970
                                                                       ------------
  MEXICO (4.8%)
        4,875,000   United Mexican States 10.375%, 2/17/09...........     5,216,250
        3,430,000   United Mexican States 11.375%, 9/15/16 Global
                      Bond...........................................     3,891,506
                                                                       ------------
                                                                          9,107,756
                                                                       ------------
  PANAMA (0.4%)
          450,000   Republic of Panama 8.875%, 9/30/27...............       379,350
       (d)485,874   Republic of Panama Past Due Interest, PIK 6.50%,
                      7/17/16........................................       384,448
                                                                       ------------
                                                                            763,798
                                                                       ------------
  PERU (0.9%)
   (b,d)2,750,000   Republic of Peru Front Loaded Interest Reduction
                      Bond 3.25%, 3/7/17.............................     1,708,437
        (d)90,000   Republic of Peru Front Loaded Interest Reduction
                      Bond 3.75%, 3/7/17.............................        55,913
                                                                       ------------
                                                                          1,764,350
                                                                       ------------
  RUSSIA (4.5%)
    (b)14,170,000   Government of Russia 11.00%, 7/24/18.............     8,572,850
                                                                       ------------
  VENEZUELA (3.1%)
        6,350,000   Republic of Venezuela 9.25%, 9/15/27.............     4,254,500
     (c)1,904,777   Republic of Venezuela Discount Bond, Series L,
                      7.00%, 12/18/07................................     1,504,774
                                                                       ------------
                                                                          5,759,274
                                                                       ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS........................    64,155,319
                                                                       ------------
LOAN AGREEMENTS (1.5%)
  MOROCCO (1.5%)
     (c)3,076,000   Kingdom of Morocco 6.844%, 1/1/09................     2,806,850
                                                                       ------------

           SHARES
-----------------
PREFERRED STOCKS (1.3%)
  UNITED STATES (1.3%)
         (a)6,705   Concentric Network Corp. PIK 13.50%..............       663,815
           (a)722   IXC Communications, Inc. PIK 12.50%..............       800,995
            7,100   Kmart Financing 7.75%............................       313,287
            7,388   Paxson Communications 13.25%.....................       755,423
                                                                       ------------
TOTAL PREFERRED STOCKS...............................................     2,533,520
                                                                       ------------

-----------------------
           8
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

           NO. OF
         WARRANTS                                                             VALUE
-----------------------------------------------------------------------------------

WARRANTS (0.2%)
  ARGENTINA (0.0%)
         (a)4,750   Republic of Argentina,
                      expiring 2/25/00...............................  $     10,094
                                                                       ------------
  COLOMBIA (0.1%)
      (a,b)80,000   Occidente Y Caribe, expiring 3/15/04.............       120,000
                                                                       ------------
  NETHERLANDS (0.1%)
       (a,b)8,750   Tele 1 Europe BV, expiring 5/15/09...............       149,992
                                                                       ------------

  UNITED STATES (0.0%)
       (a,b)8,850   American Mobile Satellite Corp., expiring
                      4/1/08.........................................        35,400
   (a,b)3,323,743   NSM Steel, Inc., expiring 2/1/08.................         3,323
       (a,b)7,350   OnePoint Communications Corp., expiring 6/1/08...           735
      (a,b)22,500   Wam!Net, Inc., expiring 3/1/05...................        50,625
                                                                       ------------
                                                                             90,083
                                                                       ------------
TOTAL WARRANTS.......................................................       370,169
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS (97.4%) (COST $180,784,687)..............   184,000,648
                                                                       ------------

                  PAR
                VALUE
---------------------
SHORT-TERM INVESTMENTS (1.8%)
  TREASURY BILLS (1.8%)
 TRL (b)1,146,669,000   Republic of Turkey, Series 14T, 2/9/00...........     1,945,384
       (b)911,575,000   Republic of Turkey, Series 14T, 3/15/00..........     1,477,830
                                                                           ------------
TOTAL SHORT-TERM INVESTMENTS (1.8%) (COST $3,873,944)....................     3,423,214
                                                                           ------------
TOTAL INVESTMENTS (99.2%) (COST $184,658,631)............................   187,423,862
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%).............................     1,601,462
                                                                           ------------
NET ASSETS (100%)........................................................  $189,025,324
                                                                           ============

---------------

(a)   --  Non-income producing security
(b)   --  144A Security--Certain conditions for public sale may exist.
(c)   --  Variable/floating rate security--rate disclosed December 31, 1999.
(d) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31,1999. Maturity date disclosed is the ultimate maturity date.
(e)   --  Security segregated as collateral for outstanding futures contracts.
(f)   --  Bond is in default.
ARP   --  Argentine Peso
EUR   --  Euro
GBP   --  British Pound
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
MTN   --  Medium Term Note
TRL   --  Turkish Lira

        ----------------------------------------------------------------

SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION+

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS
------------------------------  -----------  -------------
Foreign Government & Agency
Obligations...................  $64,155,319         34.0%
Telecommunications............   42,507,361         22.5
Broadcast--Radio &
Television....................   12,905,912          6.8
Services......................   12,484,090          6.6
Multi-Industry................   11,509,736          6.1
Eurobonds.....................    7,270,457          3.8
Finance.......................    6,960,689          3.7
Consumer Goods................    4,921,283          2.6
Materials.....................    4,313,798          2.3
Chemicals.....................    3,243,814          1.7
Capital Goods.................    3,096,375          1.6
Collateralized Mortgage
Obligations & Asset Backed
Securities....................    2,929,535          1.6
Loan Agreements...............    2,806,850          1.5
Energy........................    2,282,172          1.2
Utilities.....................    1,301,406          0.7
Real Estate...................      644,000          0.4
Transportation................      601,851          0.3
Technology....................       66,000          0.0
                                -----------    ---------
                                $184,000,648        97.4%
                                ===========    =========

---------------
+ Classified by sectors which represent broad groupings of related industries.

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)


-------------------------------------------------------------------------------
ASSETS:
  Investments at Value (Cost $184,658,631)..................      $ 187,423,862
  Margin Deposit on Futures.................................            157,330
  Receivable for:
    Interest................................................          5,011,026
    Investments Sold........................................            928,636
    Fund Shares Sold........................................            122,348
    Variation of Futures Contracts..........................             51,651
    Foreign Withholding Tax Reclaim.........................             26,030
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...............................................             89,537
  Other.....................................................              9,341
                                                                  -------------
    Total Assets............................................        193,819,761
                                                                  -------------
LIABILITIES:
  Payable for:
    Bank Overdraft..........................................          2,153,148
    Dividends Declared......................................          1,494,635
    Fund Shares Redeemed....................................            486,074
    Distribution Fees.......................................            254,459
    Investment Advisory Fees................................            121,729
    Administrative Fees.....................................             44,675
    Shareholder Reporting Expenses..........................             31,468
    Transfer Agent Fees.....................................             22,821
    Directors' Fees and Expenses............................             22,687
    Professional Fees.......................................             21,159
    Custody Fees............................................             10,736
  Other.....................................................            130,846
                                                                  -------------
    Total Liabilities.......................................          4,794,437
                                                                  -------------
NET ASSETS..................................................      $ 189,025,324
                                                                  =============
NET ASSETS CONSIST OF:
  Capital Stock at Par ($.001 par value, Shares Authorized
    2,625,000,000)..........................................      $      18,338
  Paid in Capital in Excess of Par..........................        258,790,214
  Net Unrealized Appreciation on Investments, Foreign
    Currency Translations and Futures.......................          2,755,487
  Accumulated Net Investment Income.........................          1,411,798
  Accumulated Net Realized Loss.............................        (73,950,513)
                                                                  -------------
NET ASSETS..................................................      $ 189,025,324
                                                                  =============
CLASS A SHARES:
  Net Asset Value and Redemption Price Per Share (Based on
    Net Assets of $50,357,715 and 4,871,372 Shares
    Outstanding)............................................      $       10.34
                                                                  =============
  Maximum Sales Charge......................................              4.75%

  Maximum Offering Price Per Share (Net Asset Value Per
    Share x 100 / (100 -- maximum sales charge))............      $       10.86
                                                                  =============
CLASS B SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $101,883,062 and 9,895,276 Shares
    Outstanding)*...........................................      $       10.30
                                                                  =============
CLASS C SHARES:
  Net Asset Value and Offering Price Per Share (Based on Net
    Assets of $36,784,547 and 3,571,432 Shares
    Outstanding)*...........................................      $       10.30
                                                                  =============

---------------

  * Redemption price may be subject to a contingent deferred sales charge.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)


-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $12,601,242
                                                                  -----------
EXPENSES:
  Distribution Fees (Attributed to Classes A, B and C of
    $67,542, $518,178 and $192,163, respectively)...........          777,883
  Investment Advisory Fees..................................          735,381
  Administrative Fees.......................................          248,579
  Shareholder Reports.......................................           52,029
  Transfer Agent Fees.......................................           48,631
  Filing and Registration Fees..............................           32,817
  Professional Fees.........................................           28,340
  Custodian Fees............................................           23,606
  Directors' Fees and Expenses..............................           11,453
  Other.....................................................            3,201
                                                                  -----------
   Total Expenses...........................................        1,961,920
                                                                  -----------
Net Investment Income/Loss..................................       10,639,322
                                                                  -----------
NET REALIZED GAIN/LOSS ON:
  Investments...............................................        1,013,569
  Foreign Currency Transactions.............................           36,280
  Futures...................................................           53,944
                                                                  -----------
Net Realized Gain/Loss......................................        1,103,793
                                                                  -----------
NET UNREALIZED APPRECIATION/DEPRECIATION:
  Beginning of the Period...................................       (3,139,531)
                                                                  -----------
  End of the Period:
    Investments.............................................        2,765,231
    Foreign Currency Translations...........................          (67,817)
    Futures.................................................           58,073
                                                                  -----------
                                                                    2,755,487
                                                                  -----------
Net Unrealized Appreciation/Depreciation During the
  Period....................................................        5,895,018
                                                                  -----------
Net Realized Gain/Loss and Net Unrealized
  Appreciation/Depreciation.................................        6,998,811
                                                                  -----------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $17,638,133
                                                                  ===========

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED
                                                              DECEMBER 31, 1999      YEAR ENDED
                                                                    (UNAUDITED)   JUNE 30, 1999
-----------------------------------------------------------------------------------------------

INCREASE/DECREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income/Loss................................  $      10,639,322   $  23,252,000
  Net Realized Gain/Loss....................................          1,103,793     (75,712,000)
  Net Unrealized Appreciation /Depreciation.................          5,895,018      11,553,000
                                                              -----------------   -------------
  Net Increase/Decrease in Net Assets Resulting from
    Operations..............................................         17,638,133     (40,907,000)
                                                              -----------------   -------------
DISTRIBUTIONS:
  Net Investment Income:
    Class A.................................................         (2,783,836)     (7,573,000)
    Class B.................................................         (4,965,220)    (11,681,000)
    Class C.................................................         (1,835,951)     (4,723,000)
                                                              -----------------   -------------
                                                                     (9,585,007)    (23,977,000)
                                                              -----------------   -------------
  In Excess of Net Realized Gain:
    Class A.................................................                 --         (42,000)
    Class B.................................................                 --         (70,000)
    Class C.................................................                 --         (29,000)
                                                              -----------------   -------------
                                                                             --        (141,000)
                                                              -----------------   -------------
    Net Decrease in Net Assets Resulting from
    Distributions...........................................         (9,585,007)    (24,118,000)
                                                              -----------------   -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed................................................         10,539,605      83,177,000
  Distributions Reinvested..................................          5,458,232      13,759,000
  Redeemed..................................................        (41,161,005)   (123,953,000)
                                                              -----------------   -------------
  Net Increase/Decrease in Net Assets Resulting from Capital
    Share Transactions......................................        (25,163,168)    (27,017,000)
                                                              -----------------   -------------
  Total Increase/Decrease in Net Assets.....................        (17,110,042)    (92,042,000)
NET ASSETS--Beginning of Period.............................        206,135,366     298,177,000
                                                              -----------------   -------------
NET ASSETS--End of Period (Including accumulated net
  investment income of $1,411,798 and $357,000,
  respectively).............................................  $     189,025,324   $ 206,135,000
                                                              =================   =============
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
(1) Class A:
   -------
   Shares:
     Subscribed.............................................            323,502       3,413,000
     Distributions Reinvested...............................            189,287         486,000
     Redeemed...............................................         (1,548,986)     (5,339,000)
                                                              -----------------   -------------
   Net Increase/Decrease in Class A Shares Outstanding......         (1,036,197)     (1,440,000)
                                                              =================   =============
   Dollars:
     Subscribed.............................................  $       3,204,120   $  36,170,000
     Distributions Reinvested...............................          1,861,888       4,873,000
     Redeemed...............................................        (15,361,675)    (53,258,000)
                                                              -----------------   -------------
   Net Increase/Decrease....................................  $     (10,295,667)  $ (12,215,000)
                                                              =================   =============
   Ending Paid in Capital...................................  $      70,380,545   $  80,677,000+
                                                              =================   =============
   Class B:
------------------------------------------------------------
   Shares:
     Subscribed.............................................            544,072       3,007,000
     Distributions Reinvested...............................            258,852         619,000
     Redeemed...............................................         (1,757,302)     (4,586,000)
                                                              -----------------   -------------
   Net Increase/Decrease in Class B Shares Outstanding......           (954,378)       (960,000)
                                                              =================   =============
   Dollars:
     Subscribed.............................................  $       5,355,833   $  31,134,000
     Distributions Reinvested...............................          2,536,236       6,179,000
     Redeemed...............................................        (17,350,853)    (45,561,000)
                                                              -----------------   -------------
   Net Increase/Decrease....................................  $      (9,458,784)  $  (8,248,000)
                                                              =================   =============
   Ending Paid in Capital...................................  $     138,382,884   $ 147,844,000+
                                                              =================   =============
   Class C:
------------------------------------------------------------
   Shares:
     Subscribed.............................................            199,706       1,545,000
     Distributions Reinvested...............................            108,178         270,000
     Redeemed...............................................           (852,936)     (2,552,000)
                                                              -----------------   -------------
   Net Increase/Decrease in Class C Shares Outstanding......           (545,052)       (737,000)
                                                              =================   =============
   Dollars:
     Subscribed.............................................  $       1,979,652   $  15,873,000
     Distributions Reinvested...............................          1,060,108       2,707,000
     Redeemed...............................................         (8,448,477)    (25,134,000)
                                                              -----------------   -------------
   Net Increase/Decrease....................................  $      (5,408,717)  $  (6,554,000)
                                                              =================   =============
   Ending Paid in Capital...................................  $      50,045,123   $  55,455,000+
                                                              =================   =============

---------------

        + Ending Paid in Capital amounts do not reflect permanent book to tax differences.

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                               DECEMBER 31, 1999      -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                  (UNAUDITED)#        1999#        1998#         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....      $           9.904      $12.464      $ 14.26      $ 12.47      $ 11.57      $ 12.17
                                               -----------------      -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.............                  0.566        1.062         1.15         1.25         1.36         1.26
  Net Realized and Unrealized
    Gain/Loss............................                  0.384       (2.516)       (0.67)        2.30         0.80        (0.52)
                                               -----------------      -------      -------      -------      -------      -------
  Total From Investment Operations.......                  0.950       (1.454)        0.48         3.55         2.16         0.74
                                               -----------------      -------      -------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income..................                 (0.516)      (1.100)       (1.09)       (1.25)       (1.26)       (1.22)
  Net Realized Gain......................                     --           --        (1.19)       (0.51)          --        (0.12)
  In Excess of Net Realized Gain.........                     --       (0.006)          --           --           --           --
                                               -----------------      -------      -------      -------      -------      -------
  Total Distributions....................                 (0.516)      (1.106)       (2.28)       (1.76)       (1.26)       (1.34)
                                               -----------------      -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...........      $          10.338      $ 9.904      $ 12.46      $ 14.26      $ 12.47      $ 11.57
                                               =================      =======      =======      =======      =======      =======
TOTAL RETURN (1).........................                  10.00%*     (11.14)%       3.40%       30.29%       19.61%        6.87%
                                               =================      =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)........      $          50,358      $58,506      $91,579      $76,439      $41,493      $14,819
Ratio of Expenses to Average Net
  Assets.................................                   1.45%        1.45%        1.45%        1.52%        1.55%        1.55%
Ratio of Net Investment Income/Loss to
  Average Net Assets.....................                  11.37%       10.55%        8.36%        9.73%       11.95%       11.53%
Portfolio Turnover Rate..................                     46%*        121%         156%         157%         220%         178%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss..........................      $              --      $    --      $    --      $    --      $  0.02      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.........                     --           --           --           --         1.69%        1.97%
  Net Investment Income/Loss to Average
    Net Assets...........................                     --           --           --           --        11.81%       11.11%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 1999      -----------------------------------       AUGUST 1, 1995+
SELECTED PER SHARE DATA AND RATIOS                    (UNAUDITED)#         1999#         1998#         1997      TO JUNE 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......      $           9.863      $ 12.396      $  14.20      $ 12.44      $         11.63
                                                 -----------------      --------      --------      -------      ---------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss...............                  0.527         0.982          1.04         1.07                 1.18
  Net Realized and Unrealized Gain/Loss....                  0.383        (2.497)        (0.65)        2.35                 0.72
                                                 -----------------      --------      --------      -------      ---------------
  Total From Investment Operations.........                  0.910        (1.515)         0.39         3.42                 1.90
                                                 -----------------      --------      --------      -------      ---------------
DISTRIBUTIONS
  Net Investment Income....................                 (0.477)       (1.012)        (1.00)       (1.15)               (1.09)
  Net Realized Gain........................                     --            --         (1.19)       (0.51)                  --
  In Excess of Net Realized Gain...........                     --        (0.006)           --           --                   --
                                                 -----------------      --------      --------      -------      ---------------
  Total Distributions......................                 (0.477)       (1.018)        (2.19)       (1.66)               (1.09)
                                                 -----------------      --------      --------      -------      ---------------
NET ASSET VALUE, END OF PERIOD.............      $          10.296      $  9.863      $  12.40      $ 14.20      $         12.44
                                                 =================      ========      ========      =======      ===============
TOTAL RETURN (1)...........................                   9.61%*      (11.82)%        2.63%       29.14%               17.07%*
                                                 =================      ========      ========      =======      ===============
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)..........      $         101,883      $107,013      $146,401      $78,340      $        26,174
Ratio of Expenses to Average Net Assets....                   2.20%         2.20%         2.20%        2.27%                2.30%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................                  10.61%         9.81%         7.64%        8.86%               12.06%
Portfolio Turnover Rate....................                     46%*         121%          156%         157%                 220%*
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
  During the Period
  Per Share Benefit to Net Investment
    Income/Loss............................      $              --      $     --      $     --      $    --      $          0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets...........                     --            --            --           --                 2.47%
  Net Investment Income/Loss to Average Net
    Assets.................................                     --            --            --           --                11.89%

--------------------------------------------------------------------------------

  *  Non-Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                          FINANCIAL HIGHLIGHTS (CONT.)

--------------------------------------------------------------------------------

                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                               DECEMBER 31, 1999      -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                  (UNAUDITED)#        1999#        1998#         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $           9.867      $12.403      $ 14.21      $ 12.45      $ 11.58      $ 12.16
                                               -----------------      -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income/Loss.................              0.527        0.982         1.04         1.16         1.30         1.17
  Net Realized and Unrealized Gain/Loss......              0.383       (2.500)       (0.66)        2.26         0.77        (0.50)
                                               -----------------      -------      -------      -------      -------      -------
  Total From Investment Operations...........              0.910       (1.518)        0.38         3.42         2.07         0.67
                                               -----------------      -------      -------      -------      -------      -------
DISTRIBUTIONS
  Net Investment Income......................             (0.477)      (1.012)       (1.00)       (1.15)       (1.20)       (1.13)
  Net Realized Gain..........................                 --           --        (1.19)       (0.51)          --        (0.12)
  In Excess of Net Realized Gain.............                 --       (0.006)          --           --           --           --
                                               -----------------      -------      -------      -------      -------      -------
  Total Distributions........................             (0.477)      (1.018)       (2.19)       (1.66)       (1.20)       (1.25)
                                               -----------------      -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...............  $          10.300      $ 9.867      $ 12.40      $ 14.21      $ 12.45      $ 11.58
                                               =================      =======      =======      =======      =======      =======
TOTAL RETURN (1).............................               9.61%*     (11.83)%       2.55%       29.12%       18.71%        6.20%
                                               =================      =======      =======      =======      =======      =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)............  $          36,785      $40,616      $60,197      $41,709      $28,094      $11,880
Ratio of Expenses to Average Net Assets......               2.20%        2.20%        2.20%        2.27%        2.30%        2.30%
Ratio of Net Investment Income to Average Net
  Assets.....................................              10.62%        9.81%        7.62%        9.04%       11.40%       10.72%
Portfolio Turnover Rate......................                 46%*        121%         156%         157%         220%         178%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income/Loss..............................  $              --      $    --      $    --      $    --      $  0.04      $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.............                 --           --           --           --         2.44%        2.74%
  Net Investment Income/Loss to Average Net
    Assets...................................                 --           --           --           --        11.26%       10.28%

--------------------------------------------------------------------------------

  *  Non-Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges.
  # Changes per share are based upon monthly average shares outstanding.

--------------
          14
    The accompanying notes are an integral part of the financial statements.

]

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. The Fund commenced operations on April 21, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge ("CDSC") of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B and Class C shares are offered without a front end sales charge, but are subject to a CDSC. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the six months ended December 31, 1999, no Class B shares converted to Class A shares. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule:

                                                      CONTINGENT
                                                       DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B     CLASS C
------------------                               --------    --------
First........................................     4.00%       1.00%
Second.......................................     4.00%        None
Third........................................     3.00%        None
Fourth.......................................     2.50%        None
Fifth........................................     1.50%        None
Thereafter...................................      None        None

All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At December 31, 1999, approximately 89% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. SECURITY TRANSACTIONS: Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                                              ------------------
                                                                    15

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)

3. INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were purchased or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency includes the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. However, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

The net assets of the Fund may include issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with investments in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

5. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund designated and paid $140,009 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January, 1999 representing their proportionate share of this capital gain distribution.

At December 31, 1999, cost and unrealized appreciation/ depreciation for U.S. Federal income tax purposes of the investments of the Fund was:

                                                    NET
                                               APPRECIATION/
    COST          APPREC.        DEPREC.       DEPRECIATION
------------    -----------    ------------    -------------
$184,658,631    $11,674,501    $(8,909,270)    $2,765,231

6. DISTRIBUTION OF INCOME AND GAINS: The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book to tax basis differences relating to shareholder distributions may result in reclassification among accumulated net investment income/loss, accumulated net realized gain/loss, and paid in capital in excess of par.

Permanent book to tax basis differences are not included in ending undistributed/distributions in excess of net investment income for the purpose of calculating net investment income/loss per share in the Financial Highlights.

B. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES: Van Kampen Investment Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Subadviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                         CLASS B
                     CLASS A           AND CLASS C
                  MAX. OPERATING      MAX. OPERATING
ADVISORY FEE      EXPENSE RATIO       EXPENSE RATIO
------------      --------------      --------------
   0.75%              1.55%               2.30%

For the period ended December 31, 1999, the Fund recognized expenses of $5,718 representing legal services

-----------------------
          16

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00% of the Class B shares and Class C shares of the Fund on an annualized basis, of the average daily net assets attributable to each Class.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B shares and Class C shares of the Fund redeemed within one to five years following such purchase. For the period ended December 31, 1999, the Distributor has advised the Fund that it earned initial sales charges of $39,000 for Class A shares and deferred sales charges of $281,310 and $3,223 for Class B shares and Class C shares, respectively. Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

C. INVESTMENT TRANSACTIONS: For the period ended December 31, 1999, the Fund made purchases of $85,702,742 and sales of $106,563,561 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

1. FORWARD CURRENCY CONTRACTS: These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                         UNREALIZED
                                           CURRENT      APPRECIATION/
FORWARD CURRENCY CONTRACTS                  VALUE       DEPRECIATION
--------------------------               -----------    -------------
Euro,
  2,350,000 expiring 1/26/00.........    $ 2,374,313      $ 40,659
  5,480,000 expiring 1/31/00.........      5,538,990        65,923
  885,000 expiring 2/10/00...........        895,214        13,911
British Pound,
  1,790,000 expiring 2/3/00..........      2,891,107       (30,956)
                                         -----------      --------
                                         $11,699,624      $ 89,537
                                         ===========      ========

2. FUTURES CONTRACTS: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or securities with a value equal to its obligation under the futures

                                                              ------------------
                                                                    17

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONT.)
--------------------------------------------------------------------------------
                               DECEMBER 31, 1999
                                  (UNAUDITED)
contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

Transactions in futures contracts for the period ended December 31, 1999, were as follows:

                                               CONTRACTS
                                               ---------
Outstanding at June 30, 1999...............        13
Futures Opened.............................        36
Futures Closed.............................       (36)
                                                  ---
Outstanding at December 31, 1999...........        13
                                                  ===

The futures contracts outstanding as of December 31, 1999, and the descriptions and the unrealized appreciation/ depreciation are as follows:

                                                         UNREALIZED
                                                        APPRECIATION/
                                           CONTRACTS    DEPRECIATION
                                           ---------    -------------
SHORT CONTRACTS:
U.S. Long Gilt March 2000
  (Current notional value
  $2,352,848)..........................       13           $58,073
                                              ==           =======

E. LINE OF CREDIT: In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund made no borrowings as of December 31, 1999.

-----------------------

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
SHAREHOLDER MEETING: (UNAUDITED)

A Joint Special Meeting of the Shareholders of the Worldwide High Income Fund (the "Fund") was held on December 15, 1999. The description of each proposal and number of shares voted are as follows:

1. To elect the following Trustees to serve the Fund.

                                                              VOTED FOR    WITHHELD
                                                              ----------   --------
J. Miles Branagan...........................................  12,482,475    74,758
Jerry D. Choate.............................................  12,478,169    79,063
Linda Hutton Heagy..........................................  12,480,106    77,127
R. Craig Kennedy............................................  12,482,777    74,456
Mitchell M. Merin...........................................  12,482,777    74,456
Jack E. Nelson..............................................  12,482,475    74,758
Richard F. Powers, III......................................  12,480,118    77,115
Phillip B. Rooney...........................................  12,480,118    77,115
Fernando Sisto..............................................  12,479,417    77,816
Wayne W. Whalen.............................................  12,481,848    75,385
Suzanne H. Woolsey..........................................  12,480,257    76,976
Paul G. Yovovich............................................  12,482,777    74,456

2. To ratify PricewaterhouseCoopers LLP to act as independent public accountants for the Fund.

                                       AFFIRMATIVE   AGAINST   ABSTAIN
                                       -----------   -------   -------
                                       12,465,374    33,607    58,251

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Growth*

 American Value*

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Focus Equity

 Growth*

 Growth and Income

 Harbor

 Mid Cap Growth

 Pace

 Real Estate Securities

 Small Cap Value

 Technology

 Utility

 Value

GLOBAL/INTERNATIONAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets*

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income*

 Global Government Securities*

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

* Closed to new investors

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time.
   Telecommunications Device for the Hearing
   Impaired, call 1-800-421-2833.

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                                YEAR 2000 UPDATE
As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS
Wayne W. Whalen*
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Jerry D. Choate
 Former Chairman and Chief Executive Officer of the Allstate
 Corporation and Allstate Insurance Company

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Mitchell M. Merin*
 President, Chief Financial Officer of Asset Management of
 Morgan Stanley Dean Witter

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Richard F. Powers, III*
 Chairman, Director, President

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Suzanne H. Woolsey
 Chief Operating Officer of the National Academy of
 Sciences/National Research Council, and former Chairman of the German Marshall Fund of the United States

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR
Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS
Richard F. Powers, III*
CHAIRMAN, DIRECTOR, PRESIDENT

Dennis J. McDonnell*
EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER

John L. Sullivan*
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

A. Thomas Smith III*
VICE PRESIDENT AND SECRETARY

Stephen L. Boyd*
VICE PRESIDENT

Peter W. Hegel*
VICE PRESIDENT

Michael H. Santo*
VICE PRESIDENT

Joseph P. Stadler*
VICE PRESIDENT

Edward C. Wood, III*
VICE PRESIDENT

DIVIDEND DISBURSING AND TRANSFER AGENT
Van Kampen Investor Services Inc.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR THE INVESTOR SERVICES DEPARTMENT AT 1-800-341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS OF VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL THE FUND'S INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                VAN KAMPEN FUNDS

      1 Parkview Plaza - P.O. Box 5555 - Oakbrook Terrace, IL 60181-5555 -
                               www.vankampen.com

       MSWW SAR 02/00                         -C- Van Kampen Funds Inc. 2000
       454 554 654